Filed with the Securities and Exchange Commission on October 29, 2026

1933 Act Registration File No. 333-181202
1940 Act Registration File No. 811-22708

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	78	[	X	]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	80	[	X	]
(Check appropriate box or boxes.)

BROWN ADVISORY FUNDS
(Exact Name of Registrant as Specified in Charter)
901 South Bond Street, Suite 400
Baltimore, Maryland 21231
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (410) 537-5400

Paul J. Chew, President and Principal Executive Officer
Brown Advisory Funds
901 South Bond Street, Suite 400
Baltimore, Maryland 21231
(Name and Address of Agent for Service)
Copy to:

Stephen T. Cohen, Esq.
Dechert LLP
1900 K Street, NW
Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box)

[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	on October 31, 2026 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

Prospectus
October 31, 2026

BROWN ADVISORY GROWTH EQUITY FUND Institutional Shares (BAFGX) Investor Shares (BIAGX) Advisor Shares (BAGAX)	BROWN ADVISORY INTERMEDIATE INCOME FUND Institutional Shares (Not Available for Sale) Investor Shares (BIAIX) Advisor Shares (BAIAX)
BROWN ADVISORY FLEXIBLE EQUITY FUND Institutional Shares (BAFFX) Investor Shares (BIAFX) Advisor Shares (BAFAX)	BROWN ADVISORY SUSTAINABLE BOND FUND Institutional Shares (BAISX) Investor Shares (BASBX) Advisor Shares (Not Available for Sale)
BROWN ADVISORY SUSTAINABLE GROWTH FUND Institutional Shares (BAFWX) Investor Shares (BIAWX) Advisor Shares (BAWAX)	BROWN ADVISORY MARYLAND BOND FUND Institutional Shares (Not Available for Sale) Investor Shares (BIAMX) Advisor Shares (Not Available for Sale)
BROWN ADVISORY SMALL-CAP GROWTH FUND Institutional Shares (BAFSX) Investor Shares (BIASX) Advisor Shares (BASAX)	BROWN ADVISORY TAX-EXEMPT BOND FUND Institutional Shares (BTEIX) Investor Shares (BIAEX) Advisor Shares (Not Available for Sale)
BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND Institutional Shares (BAUUX) Investor Shares (BIAUX) Advisor Shares (BAUAX)	BROWN ADVISORY TAX-EXEMPT SUSTAINABLE BOND FUND Institutional Shares (Not Available for Sale) Investor Shares (BITEX) Advisor Shares (Not Available for Sale)
BROWN ADVISORY SUSTAINABLE SMALL-CAP CORE FUND Institutional Shares (BAFYX) Investor Shares (BIAYX) Advisor Shares (Not Available for Sale)	BROWN ADVISORY MORTGAGE SECURITIES FUND Institutional Shares (BAFZX) Investor Shares (BIAZX) Advisor Shares (Not Available for Sale)
BROWN ADVISORY SUSTAINABLE VALUE FUND Institutional Shares (BASVX) Investor Shares (BISVX) Advisor Shares (Not Available for Sale)	BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND Institutional Shares (BAFHX) Investor Shares (BIAHX) Advisor Shares (BAHAX)
BROWN ADVISORY GLOBAL LEADERS FUND Institutional Shares (BAFLX) Investor Shares (BIALX) Advisor Shares (Not Available for Sale)	BROWN ADVISORY EMERGING MARKETS SELECT FUND Institutional Shares (BAFQX) Investor Shares (BIAQX) Advisor Shares (BAQAX)
BROWN ADVISORY SUSTAINABLE INTERNATIONAL LEADERS FUND Institutional Shares (BAILX) Investor Shares (BISLX) Advisor Shares (Not Available for Sale)	BROWN ADVISORY – BEUTEL GOODMAN LARGE-CAP VALUE FUND Institutional Shares (BVALX) Investor Shares (BIAVX) Advisor Shares (Not Available for Sale)
BROWN ADVISORY – WMC JAPAN EQUITY FUND Institutional Shares (BAFJX) Investor Shares (BIJEX) Advisor Shares (Not Available for Sale)

The Securities and Exchange Commission has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section	Summary Section	1
This important section summarizes the Funds’ objectives, strategies, fees, risks, past performance, portfolio turnover, portfolio manager, your account and other information.	Brown Advisory Growth Equity Fund	1
	Brown Advisory Flexible Equity Fund	7
	Brown Advisory Sustainable Growth Fund	13
	Brown Advisory Small‑Cap Growth Fund	19
	Brown Advisory Small‑Cap Fundamental Value Fund	25
	Brown Advisory Sustainable Small-Cap Core Fund	32
	Brown Advisory Sustainable Value Fund	38
	Brown Advisory Global Leaders Fund	45
	Brown Advisory Sustainable International Leaders Fund	52
	Brown Advisory Intermediate Income Fund	60
	Brown Advisory Sustainable Bond Fund	66
	Brown Advisory Maryland Bond Fund	73
	Brown Advisory Tax-Exempt Bond Fund	79
	Brown Advisory Tax-Exempt Sustainable Bond Fund	85
	Brown Advisory Mortgage Securities Fund	92
	Brown Advisory – WMC Strategic European Equity Fund	99
	Brown Advisory Emerging Markets Select Fund	106
	Brown Advisory – Beutel Goodman Large-Cap Value Fund	113
	Brown Advisory – WMC Japan Equity Fund	119

Principal Investment Risks	Principal Risks	173
This section provides details about the Funds’ principal investment risks.

	Choosing a Share Class	199
Choosing Your Share Class	Class Comparison	199
This section explains the differences between each class of shares and the applicable fees.	Rule 12b-1 Distribution Fees	200
	Shareholder Service Fees	201
	Additional Payments to Dealers	201

	Your Account	203
Your Account	How to Contact the Funds	203
This section explains how shares are valued and how you can purchase and sell Fund shares.	General Information	203
	How to Buy Shares	206
	How to Sell Shares	211
	Exchange Privileges	213
	Account and Transaction Policies	214

	Distributions and Taxes	218
Distributions and Taxes	Distributions	218
This section provides details about dividends, distributions and taxes.	Taxes	218

Index Descriptions	Index Descriptions	221

Financial Highlights	Financial Highlights	222
Review this section for details on selected financial statements of the Funds.

(This Page Intentionally Left Blank.)

Summary Section

Brown Advisory Growth Equity Fund
Institutional Shares (BAFGX)
Investor Shares (BIAGX)
Advisor Shares (BAGAX)

Investment Objective
The Brown Advisory Growth Equity Fund (the “Fund”) seeks to achieve capital appreciation by primarily investing in equity securities.
Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Shareholder Servicing Fees	0.00%	0.15%	0.15%
Other Expenses	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.73%	0.88%	1.13%
(1)Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$75	$233	$406	$906
Investor Shares	$90	$281	$488	$1,084
Advisor Shares	$115	$359	$622	$1,375
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 48% of the average value of its portfolio.

Summary Section – Brown Advisory Growth Equity Fund

Principal Investment Strategies
Under normal conditions, Brown Advisory LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of domestic companies that have growth characteristics (“80% Policy”). A company is considered to have growth characteristics if it (i) is included in a Russell growth index, (ii) is classified as a growth company by an independent third-party source, or (iii) is determined by the Adviser to have growth characteristics based on one or more qualitative or quantitative factors, including projected earnings growth, sales growth or free cash flow growth, trailing earnings growth, research and development intensity, capital-raising activity intended to grow, fund or expand the business, or other characteristics the Adviser believes are indicative of above-average growth potential.

The Fund may also invest in companies that do not exhibit particularly strong earnings histories but have other attributes that may contribute to accelerated growth in the foreseeable future. Equity securities include domestic common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”). The Fund may also invest in private placements in these types of securities. The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. The Fund may invest up to 15% of its net assets in foreign securities, including in emerging markets.

The Fund invests primarily in securities of medium and large market capitalization companies that the Adviser believes have exhibited an above average rate of earnings growth and that have prospects for above average, sustainable growth in the future. Medium and large market capitalization companies are, according to the Adviser, those companies with market capitalizations generally greater than $2 billion at the time of purchase.

The Adviser may sell a security or reduce its position if:
•The investment thesis is violated;
•A more attractively priced security is found; or
•The security becomes overvalued relative to the long-term expectation.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments.  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Summary Section – Brown Advisory Growth Equity Fund
•Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. Emerging markets countries are also subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events. Emerging markets countries are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

•Equity and General Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Markets may, in response to economic, political (including geopolitical), social or market developments, governmental actions or intervention, natural disasters, epidemics, pandemics or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity and higher volatility in foreign markets and less protection to the shareholders in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

•Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings because growth companies usually invest a high portion of their earnings in their businesses and can be more volatile than the market in general because growth may lack the dividends of value securities that can cushion stock prices in a falling market. Growth

Summary Section – Brown Advisory Growth Equity Fund
securities may also be priced higher relative to their earnings or assets as compared with value or other stocks. Growth-oriented investing may produce a portfolio more concentrated in a small number of larger companies than other investment styles, which can heighten sensitivity to adverse developments affecting those companies.

•Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•Medium Capitalization Company Risk. Securities of medium sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies. Additionally the price of medium-sized companies may decline more in response to selling pressures.

•Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. In connection with the Fund’s investments in REITs, the Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance of Investor Shares from year-to-year. The table shows how the average annual returns of the Investor Shares, Advisor Shares and Institutional Shares for 1 year, 5 year, and 10 year periods compare to the Fund's primary broad-based market index. In accordance with regulatory requirements, the Fund has selected the Russell 1000® Index as the Fund’s primary benchmark. The Russell 1000® Growth Index is also included for comparison.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/growth-equity-fund or by calling 800‑540‑6807 (toll free) or call 414-203-9064.

Summary Section – Brown Advisory Growth Equity Fund
Brown Advisory Growth Equity Fund – Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2026 was 13.00%. During the periods shown in the chart, the highest quarterly return was 26.56% (for the quarter ended June 30, 2020) and the lowest quarterly return was -19.73% (for the quarter ended June 30, 2022).
Brown Advisory Growth Equity Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Investor Shares
–Return Before Taxes	1.66%	4.65%	11.98%
–Return After Taxes on Distributions	-9.73%	-1.52%	7.67%
–Return After Taxes on Distributions and Sale of Fund Shares	8.83%	3.34%	9.40%
Advisor Shares
–Return Before Taxes	1.41%	4.38%	11.70%
Institutional Shares
–Return Before Taxes	1.82%	4.81%	12.14%
Russell 1000® Index (reflects no deduction for fees, expenses and taxes)	17.37%	13.59%	14.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses and taxes)	18.70%	15.35%	18.14%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Advisor Shares and Institutional Shares will vary.

Management

Investment Adviser	Portfolio Manager
Brown Advisory LLC	Kenneth M. Stuzin, CFA, has served as portfolio manager of the Fund since 1999.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish

Summary Section – Brown Advisory Growth Equity Fund
to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
–Standard Accounts	$1,000,000	$100
Investor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
–Qualified Retirement Plans	N/A	N/A
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
Brown Advisory Flexible Equity Fund
Institutional Shares (BAFFX)
Investor Shares (BIAFX)
Advisor Shares (BAFAX)

Investment Objective
The Brown Advisory Flexible Equity Fund (the “Fund”) seeks to achieve long-term growth of capital.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.42%	0.42%	0.42%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.52%	0.67%	0.92%

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$53	$167	$291	$653
Investor Shares	$68	$214	$373	$835
Advisor Shares	$94	$293	$509	$1,131
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 17% of the average value of its portfolio.

Summary Section – Brown Advisory Flexible Equity Fund
Principal Investment Strategies
Under normal conditions, Brown Advisory LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund invests primarily in a portfolio of equity securities issued by large, middle and small capitalization companies that the Adviser believes have strong, or improving, long-term business characteristics and share prices that do not reflect certain favorable fundamental attributes. Such attributes include what the Adviser believes are favorable business economics supported by enduring competitive advantages, capable and trustworthy management, positive industry dynamics and sensible capital allocation.

The Adviser does not limit its investments to securities of a particular market cap range but the focus is generally on companies with market capitalizations greater than $2 billion at time of purchase. Equity securities include domestic and foreign common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”), and business development companies (“BDCs”). The Fund may also invest in private placements in these types of securities. The Fund may invest in ETFs and BDCs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. The Fund may invest up to 15% of its net assets in foreign securities, including emerging markets.

The Adviser follows an investment philosophy referred to as “flexible equity.” Flexibility allows the Adviser to implement both growth and value styles and look across market cap ranges, expanding the bargain hunting concepts of value investing to a broader range of opportunities. The Adviser emphasizes individual security selection based on identifying long-term attractive businesses, i.e., those with significant desirable traits and few or no undesirable traits, when they are available at what the Adviser considers to be bargain prices. Desirable traits include favorable business economics supported by enduring competitive advantages, capable and trustworthy management, positive industry dynamics and sensible capital allocation. The Adviser believes that bargain prices most often arise in the stock market due to short-term investor perceptions or temporary business challenges creating undue price declines and price recovery potential, or unrecognized favorable prospects within a business or changes for the better in company management or industry conditions.

With respect to 20% of its assets, the Fund may invest in investment grade securities or unrated securities determined by the Adviser to be of comparable quality.

The sale of a company’s equity securities may arise if the securities’ market price exceeds the Adviser’s estimate of intrinsic value, if the ratio of risk and rewards of continuing to own the company’s equity is no longer attractive (i.e., the Adviser believes the downside return potential exceeds the upside return potential when considering the range of estimated future security prices), or if the Adviser needs to raise cash to purchase a more attractive investment opportunity, satisfy net redemptions, or other purposes.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no

Summary Section – Brown Advisory Flexible Equity Fund
obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

•Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Debt/Fixed Income Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, a decrease in interest rates typically causes an increase in the value of debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

•Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. Emerging markets countries are also subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events. Emerging markets countries are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

•Equity and General Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Markets may, in response to economic, political (including geopolitical), social or market developments, governmental actions or intervention, natural disasters, epidemics, pandemics or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

Summary Section – Brown Advisory Flexible Equity Fund
•Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity and higher volatility in foreign markets and less protection to the shareholders in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

•Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

•Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•Medium Capitalization Company Risk. Securities of medium sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies. Additionally the price of medium-sized companies may decline more in response to selling pressures.

•Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. In connection with the Fund’s investments in REITs, the Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

•Smaller Capitalization Company Risk. Securities of smaller sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies. Additionally the price of smaller companies may decline more in response to selling pressures.

•Value Company Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company.
Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance of Investor Shares from year-to-year. The table shows how the average annual returns of the Investor Shares, Advisor Shares and Institutional Shares for 1 year, 5 year, and 10 year periods compare to the Fund's primary broad-based market index.

Summary Section – Brown Advisory Flexible Equity Fund
Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/flexible-equity-fund or by calling 800‑540‑6807 (toll free) or call 414-203-9064.

Brown Advisory Flexible Equity Fund – Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2026 was 8.15%. During the periods shown in the chart, the highest quarterly return was 23.97% (for the quarter ended June 30, 2020) and the lowest quarterly return was -21.28% (for the quarter ended March 31, 2020).
Brown Advisory Flexible Equity Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Investor Shares
– Return Before Taxes	9.75%	12.49%	14.38%
– Return After Taxes on Distributions	8.30%	11.42%	13.50%
– Return After Taxes on Distributions and Sale of Fund Shares	6.79%	9.82%	11.92%
Advisor Shares
– Return Before Taxes	9.46%	12.20%	14.09%
Institutional Shares
– Return Before Taxes	9.90%	12.65%	14.55%
S&P 500® Index (reflects no deduction for fees, expenses and taxes)	17.88%	14.42%	14.82%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Advisor Shares and Institutional Shares will vary.

Management

Investment Adviser	Portfolio Managers
Brown Advisory LLC	Maneesh Bajaj, CFA, has served as the portfolio manager of the Fund since 2017.

Summary Section – Brown Advisory Flexible Equity Fund
Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
–Standard Accounts	$1,000,000	$100
Investor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
–Qualified Retirement Plans	N/A	N/A
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
Brown Advisory Sustainable Growth Fund
Institutional Shares (BAFWX)
Investor Shares (BIAWX)
Advisor Shares (BAWAX)

Investment Objective
The Brown Advisory Sustainable Growth Fund (the “Fund”) seeks to achieve capital appreciation.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.62%	0.77%	1.02%

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$63	$199	$346	$774
Investor Shares	$79	$246	$428	$954
Advisor Shares	$104	$325	$563	$1,248
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 45% of the average value of its portfolio.

Principal Investment Strategies
The Brown Advisory Sustainable Growth Fund seeks to achieve capital appreciation. Under normal conditions, Brown Advisory LLC (the “Adviser”) seeks to achieve its objective, the Fund invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of domestic companies that have growth characteristics and meet the

Summary Section – Brown Advisory Sustainable Growth Fund
sustainable investment criteria of the Fund, collectively the “Investment Criteria” (“80% Policy”). For purposes of this 80% Policy, a company will meet the Fund’s sustainable investment criteria if the Adviser believes it effectively implements a Sustainable Business Advantage (as defined below). A company is considered to have growth characteristics if it (i) is included in a Russell growth index, (ii) is classified as a growth company by an independent third-party source, or (iii) is determined by the Adviser to have growth characteristics based on one or more qualitative or quantitative factors, including projected earnings growth, sales growth or free cash flow growth, trailing earnings growth, research and development intensity, capital-raising activity intended to grow, fund or expand the business, or other characteristics the Adviser believes are indicative of above-average growth potential.

The Fund invests primarily in the securities of medium and large capitalization companies that the Adviser believes (1) have the fundamental strengths (strong financials and business models) to outperform their peers and deliver strong earnings growth over a market cycle, (2) effectively implement Sustainable Business Advantages (described below), and (3) have attractive valuations.

The Adviser seeks companies with strong business models and prospects for growth, cost improvements, enhanced franchise value, strong cash flow generation, and a solid track record of execution, among other qualities. Through investment analysis the Adviser also seeks companies with Sustainable Business Advantages, defined as companies that use internal sustainability strategies to improve their financial position, including but not limited to, those strategies that lead to revenue growth, cost improvements, or enhanced franchise value. The Adviser also seeks companies that have strong risk management practices in place where sustainability-related risks may be present.

The Adviser pursues strategic engagement with companies and other stakeholders in an effort to enhance due diligence and monitor the investment thesis.

The Adviser considers each proxy voting proposal related to holdings in the Fund on its own merits and an independent determination is made based on the relevant facts and circumstances, in accordance with the Adviser’s current Proxy Voting Policy.

Medium and large capitalization companies are, according to the Adviser, those companies with market capitalizations generally greater than $2 billion at time of purchase. The Fund may also invest a portion of the portfolio in equity securities of small market capitalization companies. The equity securities in which the Fund principally invests are common stocks. Furthermore, the Fund may invest up to 15% of assets in foreign securities (including American Depositary Receipts (“ADRs”)), which may include emerging markets securities. Emerging market countries for these purposes consists of countries in Latin America, Asia, Eastern Europe, Africa and the Middle East, and include, among other countries, Brazil, China, Hong Kong, India, Indonesia and Taiwan. ADRs may be either sponsored or unsponsored. The Fund also may invest in real estate investment trusts (“REITs”).

The Adviser uses scenario analyses to assess the company’s valuation and potential for appreciation or downside risk.

The Adviser may sell a security or reduce its position for a number of reasons, including:
•The investment thesis is violated;
•A more attractively priced security is found; or
•The security becomes overvalued relative to the Adviser’s long-term expectations.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Summary Section – Brown Advisory Sustainable Growth Fund
Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. Emerging markets countries are also subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events. Emerging markets countries are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

•Equity and General Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Markets may, in response to economic, political (including geopolitical), social or market developments, governmental actions or intervention, natural disasters, epidemics, pandemics or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity and higher volatility in foreign markets and less protection to the shareholders in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk

Summary Section – Brown Advisory Sustainable Growth Fund
due to ongoing developments and changing conditions in such markets. The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

•Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings because growth companies usually invest a high portion of their earnings in their businesses and can be more volatile than the market in general because growth may lack the dividends of value securities that can cushion stock prices in a falling market. Growth securities may also be priced higher relative to their earnings or assets as compared with value or other stocks. Growth-oriented investing may produce a portfolio more concentrated in a small number of larger companies than other investment styles, which can heighten sensitivity to adverse developments affecting those companies.

•Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. In connection with the Fund’s investments in REITs, the Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

•Smaller and Medium Capitalization Company Risk. Securities of smaller and medium sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies. Additionally the price of smaller companies may decline more in response to selling pressures.

•Sustainable Investing Policy Risk. The Fund’s consideration of sustainability criteria could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not consider such sustainability criteria. Sustainability related information provided by issuers and third parties, upon which the Fund may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance of Investor Shares from year-to-year. The table shows how the average annual returns of the Investor Shares, Advisor Shares and Institutional Shares for the 1 year, 5 year, and 10 year periods compare to the Fund's primary broad-based market index and a secondary index provided to offer additional market perspective. In accordance with regulatory requirements, the Fund has selected the Russell 1000® Index as the Fund’s primary benchmark. The Russell 1000® Growth Index is also included for comparison.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/sustainable-growth-fund or by calling 800‑540‑6807 (toll free) or call 414-203-9064.

Summary Section – Brown Advisory Sustainable Growth Fund
Brown Advisory Sustainable Growth Fund – Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2026 was 10.26%. During the period shown in the chart, the highest quarterly return was 28.71% (for the quarter ended June 30, 2020) and the lowest quarterly return was -18.85% (for the quarter ended June 30, 2022).
Brown Advisory Sustainable Growth Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Investor Shares
–Return Before Taxes	3.46%	9.13%	15.12%
–Return After Taxes on Distributions	-1.42%	7.73%	14.19%
–Return After Taxes on Distributions and Sale of Fund Shares	5.48%	7.20%	12.73%
Advisor Shares
–Return Before Taxes	3.20%	8.85%	14.83%
Institutional Shares
–Return Before Taxes	3.63%	9.29%	15.29%
Russell 1000® Index (reflects no deduction for fees, expenses and taxes)	17.37%	13.59%	14.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses and taxes)	18.70%	15.35%	18.14%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns are shown for Investor Shares only. After-tax returns for Advisor Shares and Institutional Shares will vary.
Management

Investment Advisor	Portfolio Managers
Brown Advisory LLC	Karina Funk, CFA, and David Powell, CFA, have served as portfolio managers since the Fund’s inception in 2012, and John Canning, CFA, serves as a portfolio manager since September 2026. Effective March 31, 2027, Ms. Funk will no longer serve as a portfolio manager to the Fund.
Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at

Summary Section – Brown Advisory Sustainable Growth Fund
800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
–Standard Accounts	$1,000,000	$100
Investor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
–Qualified Retirement Plans	N/A	N/A
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
Brown Advisory Small‑Cap Growth Fund
Institutional Shares (BAFSX)
Investor Shares (BIASX)
Advisor Shares (BASAX)

Investment Objective
The Brown Advisory Small-Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by primarily investing in equity securities.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses	0.11%	0.11%	0.11%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.97%	1.12%	1.37%
(1)Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$99	$309	$536	$1,190
Investor Shares	$114	$356	$617	$1,363
Advisor Shares	$139	$434	$750	$1,646
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 30% of the average value of its portfolio.

Summary Section – Brown Advisory Small-Cap Growth Fund
Principal Investment Strategies
Under normal conditions, Brown Advisory LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization domestic companies that have growth characteristics (“80% Policy”). For purposes of this 80% Policy, small-capitalization companies are companies within the market capitalization range of issuers included in the Russell 2000® Growth Index during the trailing 13 months, which as of September 30, 2026 was between $28 million and $12.4 billion; however, this market capitalization range will change over time and with market conditions. A company is considered to have growth characteristics if it (i) is included in a Russell growth index, (ii) is classified as a growth company by an independent third-party source, or (iii) is determined by the Adviser to have growth characteristics based on one or more qualitative or quantitative factors, including projected earnings growth, sales growth or free cash flow growth, trailing earnings growth, research and development intensity, capital-raising activity intended to grow, fund or expand the business, or other characteristics the Adviser believes are indicative of above-average growth potential.

The Fund invests primarily in companies the Adviser believes have above average growth prospects. The Adviser conducts an in-depth analysis of a company’s fundamentals to identify those companies it believes have the potential for long-term earnings growth that is not fully reflected in the security’s price.

Equity securities include domestic common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”). The Fund may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Fund may invest up to 20% of its net assets in foreign securities, including in emerging markets.

The Adviser may sell a security or reduce its position if it believes:
•The security subsequently fails to meet initial investment criteria;
•A more attractively priced security is found; or
•The security becomes overvalued relative to the long-term expectation.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments.  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

•Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Summary Section – Brown Advisory Small-Cap Growth Fund

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. Emerging markets countries are also subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events. Emerging markets countries are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

•Equity and General Market Risk. Equity Securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Markets may, in response to economic, political (including geopolitical), social or market developments, governmental actions or intervention, natural disasters, epidemics, pandemics or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity and higher volatility in foreign markets and less protection to the shareholders in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

•Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings because growth companies usually invest a high portion of their earnings in their businesses and can be more volatile than the market in general because growth may lack the dividends of value securities that can cushion stock prices in a falling market. Growth securities may also be priced higher relative to their earnings or assets as compared with value or other stocks. Growth-

Summary Section – Brown Advisory Small-Cap Growth Fund
oriented investing may produce a portfolio more concentrated in a small number of larger companies than other investment styles, which can heighten sensitivity to adverse developments affecting those companies.

•Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. In connection with the Fund’s investments in REITs, the Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

•Smaller Company Risk. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance of Investor Shares from year-to-year. The table shows how the average annual returns of Investor Shares, Advisor Shares and Institutional Shares for 1 year, 5 year, and 10 year periods compare to the Fund's primary broad-based market index and a secondary index provided to offer additional market perspective. In accordance with regulatory requirements, the Fund has selected the Russell 1000® Index as the Fund’s primary benchmark. The Russell 2000® Growth Index is also included for comparison.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/small-cap-growth-fund or by calling 800‑540‑6807 (toll free) or call 414-203-9064.

Brown Advisory Small-Cap Growth Fund – Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2026 was 12.22%. During the periods shown in the chart, the highest quarterly return was 30.56% (for the quarter ended June 30, 2020) and the lowest quarterly return was -23.30% (for the quarter ended March 31, 2020).

Summary Section – Brown Advisory Small-Cap Growth Fund
Brown Advisory Small-Cap Growth Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Investor Shares
–Return Before Taxes	2.38%	0.55%	8.27%
–Return After Taxes on Distributions	-1.61%	-1.44%	6.85%
–Return After Taxes on Distributions and Sale of Fund Shares	4.27%	0.38%	6.60%
Advisor Shares
–Return Before Taxes	2.13%	0.31%	8.00%
Institutional Shares
–Return Before Taxes	2.54%	0.71%	8.44%
Russell 1000® Index (reflects no deduction for fees, expenses and taxes)	17.37%	13.59%	14.59%
Russell 2000® Growth Index (reflects no deduction for fees, expenses and taxes)	13.01%	3.18%	9.57%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Advisor Shares and Institutional Shares will vary.

Management

Investment Adviser	Portfolio Managers
Brown Advisory LLC	Christopher A. Berrier has served as a portfolio manager of the Fund since 2006. George Sakellaris, CFA, has served as a portfolio manager of the Fund since August 2026 and previously served as associate portfolio manager of the Fund from 2017 to August 2026.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
–Standard Accounts	$1,000,000	$100
Investor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
–Qualified Retirement Plans	N/A	N/A

Summary Section – Brown Advisory Small-Cap Growth Fund
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
Brown Advisory Small‑Cap Fundamental Value Fund
Institutional Shares (BAUUX)
Investor Shares (BIAUX)
Advisor Shares (BAUAX)

Investment Objective
The Brown Advisory Small-Cap Fundamental Value Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.96%	1.11%	1.36%
(1)Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$98	$306	$531	$1,178
Investor Shares	$113	$353	$612	$1,352
Advisor Shares	$138	$431	$745	$1,635
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 51% of the average value of its portfolio.

Summary Section – Brown Advisory Small-Cap Fundamental Value Fund

Principal Investment Strategies
Under normal conditions, Brown Advisory LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies that have value characteristics (“80% Policy”). For purposes of this 80% Policy, small-capitalization companies are companies within the market capitalization range of issuers included in the Russell 2000® Value Index during the trailing 13 months, which as of September 30, 2026 was between $6 million and $10.6 billion; however, this market capitalization range will change over time and with market conditions. A company is considered to have value characteristics if it (i) is included in a Russell value index, (ii) is classified as a value company by an independent third-party source, or (iii) is determined by the Adviser to have value characteristics based on one or more qualitative or quantitative factors, including consideration of past, current or future earnings, cash flows, book value and sales or growth rates relative to a company’s history, industry or the broader market.

Equity securities include common stock, preferred stock, equity-equivalent securities such as convertible securities, stock futures contracts, equity options, other investment companies, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”), and the Fund may also invest in private placements in these types of securities. The Fund invests primarily in equity securities that trade in the U.S. securities markets and that the Adviser believes are undervalued, broadly defined as trading at a discount to the estimated economic value of a company’s underlying business. The Adviser uses a research-driven analysis that results in the Fund’s portfolio having an emphasis on out-of-favor or under-followed, cash-generating companies with sustainable business models, strong finances, competent management and a demonstrable record of profitability and self-funded growth. The Fund may also invest in cyclical companies or companies that have experienced a temporary setback if the valuation of the company is at an appropriate discount to the long-term earnings potential of the company. To a more limited extent, the Fund may invest up to 15% of its assets in foreign equity securities, including equity securities from emerging markets. With respect to 20% of its assets, the Fund may also invest in foreign or domestic debt securities, including up to 5% of its assets in distressed debt securities. The Fund may utilize options, futures contracts and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security. Investments in derivatives may be counted towards the Fund’s 80% Policy if they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.

The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.

The Adviser may sell a security or reduce its position if:
•It has reached its target price;
•Its present reward to risk ratio is unattractive;
•It is overvalued; or
•The company’s fundamentals have deteriorated in a material, long-term manner.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments.  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing

Summary Section – Brown Advisory Small-Cap Fundamental Value Fund
them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

•Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Debt/Fixed Income Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, a decrease in interest rates typically causes an increase in the value of debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

•Derivatives Risk. The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser, which may result in losses that partially or completely offset gains in portfolio positions; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The risks of investing in derivative instruments also include leverage, liquidity, market, credit, operational and legal risks. Additionally, any derivatives held by the Fund will have counterparty associated risks, which are the risks that the other party to the derivative contract, which may be a derivatives exchange, will fail to make required payments or otherwise fail to comply with the terms of the contract. The Fund potentially could lose all or a large portion of its investment in the derivative instrument.

•Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. Emerging markets countries are also subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events. Emerging markets countries are often particularly

Summary Section – Brown Advisory Small-Cap Fundamental Value Fund
sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

•Equity and General Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Markets may, in response to economic, political (including geopolitical), social or market developments, governmental actions or intervention, natural disasters, epidemics, pandemics or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity and higher volatility in foreign markets and less protection to the shareholders in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

•Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests, and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

•Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•Non-Investment Grade ("Junk Bond") Securities Risk. Below investment grade debt securities (also known as “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. Junk bonds generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately or sell at an advantageous price or time and present more credit risk than investment grade securities. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

•Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. In connection with the Fund’s investments in REITs, the Fund is also subject to risks

Summary Section – Brown Advisory Small-Cap Fundamental Value Fund
associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.
•Smaller Company Risk. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

•Value Company Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The chart shows changes in the Fund’s performance of Investor Shares from year-to-year. The table shows how the average annual returns of Investor Shares, Advisor Shares and Institutional Shares for the 1 year, 5 year, and 10 year periods compare to the Fund's primary broad-based market index and a secondary index provided to offer additional market perspective. In accordance with regulatory requirements, the Fund has selected the Russell 1000® Index as the Fund’s primary benchmark. The Russell 2000® Value Index is also included for comparison.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/small-cap-fundamental-value-fund or by calling 800‑540‑6807 (toll free) or call 414-203-9064.

Brown Advisory Small-Cap Fundamental Value Fund – Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2026 was 12.82%. During the periods shown in the chart, the highest quarterly return was 20.73% (for the quarter ended December 31, 2020) and the lowest quarterly return was -36.84% (for the quarter ended March 31, 2020).

Summary Section – Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Small-Cap Fundamental Value Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Investor Shares
–Return Before Taxes	5.73%	10.42%	8.57%
–Return After Taxes on Distributions	2.77%	8.40%	6.99%
–Return After Taxes on Distributions and Sale of Fund Shares	5.57%	8.13%	6.72%
Advisor Shares
–Return Before Taxes	5.45%	10.14%	8.29%
Institutional Shares
–Return Before Taxes	5.87%	10.59%	8.73%
Russell 1000® Index (reflects no deduction for fees, expenses and taxes)	17.37%	13.59%	14.59%
Russell 2000® Value Index (reflects no deduction for fees, expenses and taxes)	12.59%	8.88%	9.27%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Advisor Shares and Institutional Shares will vary.
Management

Investment Adviser	Portfolio Manager
Brown Advisory LLC	J. David Schuster has served as the portfolio manager of the Fund since 2008.
Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
–Standard Accounts	$1,000,000	$100
Investor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
–Qualified Retirement Plans	N/A	N/A

Summary Section – Brown Advisory Small-Cap Fundamental Value Fund
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section

Brown Advisory Sustainable Small-Cap Core Fund
Institutional Shares (BAFYX)
Investor Shares (BIAYX)
Advisor Shares (Not Available for Sale)

Investment Objective
The Brown Advisory Sustainable Small-Cap Core Fund (the “Fund”) seeks long-term capital appreciation by investing primarily in equity securities of small-cap companies.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	1.04%	1.19%	1.44%
Fee Waiver and/or Expense Reimbursement(1)	-0.11%	-0.11%	-0.11%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.93%	1.08%	1.33%
(1)Brown Advisory LLC (the "Adviser") has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end or contingent deferred sales loads, taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement for Institutional Shares, Investor Shares and Advisor Shares to 0.93%, 1.08% and 1.33%, respectively, of the Fund’s average daily net assets through October 31, 2027. The Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The contractual waivers and expense reimbursements may be changed or eliminated at any time by the Board of Trustees, on behalf of the Fund, upon 60 days written notice to the Adviser. The contractual waivers and expense reimbursements may not be terminated by the Adviser without the consent of the Board of Trustees. The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations or the limitations in place at the time the reduction was originally made and the reimbursement is made within three years after the date on which the Adviser incurred the expense.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation being in effect for the period through October 31, 2027). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Summary Section- Brown Advisory Sustainable Small-Cap Core Fund

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$95	$320	$563	$1,261
Investor Shares	$110	$367	$644	$1,433
Advisor Shares	$135	$445	$776	$1,715

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 77% of the average value of its portfolio.

Principal Investment Strategies
Under normal conditions, Brown Advisory LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization domestic companies that satisfy the Fund’s sustainable investment criteria, together the “Investment Criteria” of the Fund (“80% Policy”). The Adviser will seek to balance growth oriented and value oriented holdings to achieve a core portfolio. Small capitalization companies are companies within the market capitalization range of issuers included in the Russell 2000® Index during the trailing 13 months, which as of September 30, 2026 was between $6 million and $12.4 billion; however, this market capitalization range will change over time and with market conditions. For purposes of the 80% Policy, a company will meet the Fund’s sustainable investment criteria if the Adviser believes it uses internal sustainability strategies to improve its financial position. These strategies include, but are not limited to, effective human capital management, operational efficiencies that reduce resource consumption, or products and services that deliver meaningful customer value through improvements in resource efficiency, safety, health, or other identifiable benefits.

Equity securities include domestic common and preferred stock, equity-equivalent securities such as convertible securities, stock futures contracts, equity options, other investment companies, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”). The Fund may also invest in private placements in these types of securities. The Fund may invest in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. The Fund may invest up to 20% of its net assets in foreign securities, including in emerging markets.

The Fund will invest primarily in securities the Adviser believes have strong business fundamentals and attractive valuations. The Adviser seeks securities with established or improving sustainability characteristics, defined as companies that use internal sustainability strategies to improve their financial position. The Adviser seeks companies with low exposure to sustainability risks, or that have strong risk management practices in place where these risks may by present.

The Adviser pursues strategic engagement with companies and other stakeholders in an effort to enhance due diligence and monitor the investment thesis.

The Adviser considers each proxy voting proposal related to holdings in the Fund on its own merits and an independent determination is made based on the relevant facts and circumstances, in consideration of the Adviser’s current Proxy Voting Policy.

The Adviser may sell a security or reduce its position if it believes:
•The security subsequently fails to meet initial Investment Criteria;
•A more attractively priced security is found; or
•The security becomes overvalued relative to the long-term expectation.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Summary Section- Brown Advisory Sustainable Small-Cap Core Fund

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

•Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. Emerging markets countries are also subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events. Emerging markets countries are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

•Equity and General Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Markets may, in response to economic, political (including geopolitical), social or market developments, governmental actions or intervention, natural disasters, epidemics, pandemics or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

Summary Section- Brown Advisory Sustainable Small-Cap Core Fund
•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity and higher volatility in foreign markets and less protection to the shareholders in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

•Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests, and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

•Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. In connection with the Fund’s investments in REITs, the Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

•Smaller Company Risk. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

•Sustainable Investing Policy Risk. The Fund’s consideration of sustainability criteria could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not consider such sustainability criteria. Sustainability related information provided by issuers and third parties, upon which the Fund may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The chart shows the changes in the Fund’s performance of Investor Shares from year-to-year. The table shows how the average annual returns of Investor Shares and Institutional Shares for the 1 year and since inception periods compare to the Fund's primary broad-based market index and a secondary index provided to offer additional market perspective. In accordance with regulatory requirements, the Fund has selected the Russell 1000® Index as the Fund’s primary benchmark. The Russell 2000® Index is also included for comparison.

Summary Section- Brown Advisory Sustainable Small-Cap Core Fund
Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/sustainable-small-cap-core-fund or by calling 800-540-6807 (toll free) or call 414-203-9064.

Brown Advisory Sustainable Small-Cap Core Fund– Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2026 was 8.90%. During the period shown in the chart, the highest quarterly return was 13.91% (for the quarter ended December 31, 2023) and the lowest quarterly return was -15.96% (for the quarter ended June 30, 2022).
Brown Advisory Sustainable Small-Cap Core Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	Since Inception (9/30/2021)
Investor Shares
–Return Before Taxes	9.45%	2.73%
–Return After Taxes on Distributions	8.23%	2.40%
–Return After Taxes on Distributions and Sale of Fund Shares	6.24%	2.06%
Institutional Shares
–Return Before Taxes	9.59%	2.90%
Russell 1000® Index (reflects no deduction for fees, expenses and taxes)	17.37%	12.36%
Russell 2000® Index (reflects no deduction for fees, expenses and taxes)	12.81%	4.29%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Summary Section- Brown Advisory Sustainable Small-Cap Core Fund
Management

Investment Adviser	Portfolio Managers
Brown Advisory LLC	Timothy Hathaway, CFA and Emily Dwyer MacLellan have served as portfolio managers since the Fund’s inception in 2021, and Christopher Berrier and J. David Schuster have served as portfolio managers of the Fund since September 2023.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
–Standard Accounts	$1,000,000	$100
Investor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
–Qualified Retirement Plans	N/A	N/A
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
Brown Advisory Sustainable Value Fund
Institutional Shares (BASVX)
Investor Shares (BISVX)
Advisor Shares (Not Available for Sale)

Investment Objective
The Brown Advisory Sustainable Value Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses	0.14%	0.14%	0.14%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.75%	0.90%	1.15%
Fee Waiver and/or Expense Reimbursement(2)	-0.04%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.71%	0.86%	1.11%

(1)Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
(2)Brown Advisory LLC (the "Adviser") has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end or contingent deferred sales loads, taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement for Institutional Shares, Investor Shares and Advisor Shares to 0.70%, 0.85% and 1.10%, respectively, of the Fund’s average daily net assets through October 31, 2027. The Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The contractual waivers and expense reimbursements may be changed or eliminated at any time by the Board of Trustees, on behalf of the Fund, upon 60 days written notice to the Adviser. The contractual waivers and expense reimbursements may not be terminated by the Adviser without the consent of the Board of Trustees. The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations or the limitations in place at the time the reduction was originally made and the reimbursement is made within three years after the date on which the Adviser incurred the expense.

Summary Section- Brown Advisory Sustainable Value Fund
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation being in effect for the period through October 31, 2027). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$73	$236	$413	$927
Investor Shares	$88	$283	$495	$1,104
Advisor Shares	$113	$361	$629	$1,394

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 41% of the average value of its portfolio.

Principal Investment Strategies
Under normal conditions, Brown Advisory LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities that have value characteristics and meet the Fund’s sustainable investment criteria (“80% Policy”). For purposes of this 80% Policy, a company will meet the Fund’s sustainable investment criteria if the Adviser believes it has sustainability characteristics that may improve its financial position and strong management of sustainability-related risks, including companies with Sustainable Cash Flow Advantage (as defined below) over time. A company is considered to have value characteristics if it (i) is included in a Russell value index, (ii) is classified as a value company by an independent third-party source, or (iii) is determined by the Adviser to have value characteristics based on one or more qualitative or quantitative factors, including consideration of past, current or future earnings, cash flows, book value and sales or growth rates relative to a company’s history, industry or the broader market.

The Fund invests primarily in securities of large market capitalization companies that the Adviser deems to meet its “value” and “sustainable investment” criteria, collectively the “Investment Criteria” for the Fund. Large market capitalization companies are, according to the Adviser, those companies with market capitalizations generally greater than $3 billion at the time of purchase. The market capitalizations of the companies in the Fund’s portfolio changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls outside this range.

Equity securities include common stock, preferred stock, equity-equivalent securities such as convertible securities, stock futures contracts, equity options, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) exchange traded funds (“ETFs”) and business development companies (“BDCs”). The Fund may also invest in private placements in these types of securities. The Fund may invest in ETFs and BDCs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. The Fund may invest up to 20% of its assets in foreign securities, including in emerging markets. Emerging market countries for these purposes consists of countries in Latin America, Asia, Eastern Europe, Africa and the Middle East, and include, among other countries, Brazil, China, Hong Kong, India, Indonesia and Taiwan.

The Adviser defines “value” as businesses that exhibit stable and consistent free cash flow generation, that display capital discipline by demonstrating both prudent balance sheet management and capital expenditures, and that trade at attractive valuations because they provide a favorable reward versus risk outlook. The Fund invests primarily in equity securities that trade in the U.S. securities markets and that the Adviser believes are undervalued, broadly defined as trading at a discount to the estimated economic value of a company’s underlying business. The Adviser uses a research-driven analysis that results in the Fund’s portfolio having an emphasis on out-of-favor, cash-generating companies with durable business models, strong finances, competent management and a demonstrable record of prudent capital allocation. The Adviser’s valuation discipline attempts to estimate the range of a company’s business value by considering past, current or future earnings, cash flows, book value, sales or growth rates relative to the company’s history, industry, or the broader market. The Fund may also invest in cyclical companies or companies that have experienced a temporary setback if the valuation of the company is at an appropriate discount to the long-term earnings potential of the company.

Summary Section- Brown Advisory Sustainable Value Fund

The Adviser defines its sustainable investment criteria as companies that have sustainability characteristics that may improve their financial position and have strong management of sustainability-related risks. The Adviser looks for companies with Sustainable Cash Flow Advantage (“SCFA”) over time. SCFA is part of the broader research process. A majority of the Fund will consist of securities with established or emerging SCFA. SCFA’s have one or more of the following drivers:

•People: For example:
•Attraction, retention and internal promotion of employees drives cost savings while also creating a cultural advantage.
•Leadership on health and safety has the potential to serve as both a mechanism for improved employee retention and generation of revenue tied to greater productivity.
•Process: For example:
•Sound operations that promote a safe and healthy community can bolster franchise value, while also avoiding regulatory and reputational risk.
•Margin improvement through operations that save costs and resources, enabling meaningful reduction in carbon emissions and natural capital.
•Product: For example:
•Products or services that provide superior customer outcomes resulting in recurring revenue while also providing environmental and/or social solutions.

Additionally, the Adviser pursues strategic engagement with companies and other stakeholders in an effort to enhance due diligence and monitor the investment thesis, including emerging SCFA.

The Adviser considers each proxy voting proposal related to holdings in the Fund on its own merits and an independent determination is made based on the relevant facts and circumstances, in consideration of the Adviser’s current Proxy Voting Policy.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•American Depositary Receipts and Global Depository Receipts Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

•Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate

Summary Section- Brown Advisory Sustainable Value Fund
net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. Emerging markets countries are also subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events. Emerging markets countries are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

•Equity and General Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Markets may, in response to economic, political (including geopolitical), social or market developments, governmental actions or intervention, natural disasters, epidemics, pandemics or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity and higher volatility in foreign markets and less protection to the shareholders in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

•Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests, and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

Summary Section- Brown Advisory Sustainable Value Fund
•Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  In addition, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

•Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•Private Placement Risk. The Fund may invest in privately issued securities of foreign common and preferred stock, convertible debt securities, ADRs, REITs and ETFs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. In connection with the Fund’s investments in REITs, the Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

•Sustainable Investing Policy Risk. The Fund’s consideration of sustainability criteria could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not consider such sustainability criteria. Sustainability related information provided by issuers and third parties, upon which the Fund may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries.

•Valuation Risk. The prices provided by pricing services or independent dealers or the fair value determinations made by the Adviser may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

•Value Company Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of investing primarily in value-oriented securities may decrease in response to the activities and financial prospects of an individual company.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance of Investor Shares from year-to-year. The table shows how the average annual returns of Investor Shares for the 1 year and since inception periods compare to the Fund's primary broad-based market index. In accordance with regulatory requirements, the Fund has selected the Russell 1000® Index as the Fund’s primary benchmark. The Russell 1000® Value Index is also included for comparison.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/sustainable-value-fund or by calling 800-540-6807 (toll free) or call 414-203-9064.

Summary Section- Brown Advisory Sustainable Value Fund

Brown Advisory Sustainable Value Fund– Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2026 was 7.78%. During the period shown in the chart, the highest quarterly return was 12.66% (for the quarter ended March 31, 2024) and the lowest quarterly return was -1.93% (for the quarter ended December 31, 2024).
Brown Advisory Sustainable Value Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	Since Inception (2/28/2023)
Investor Shares
–Return Before Taxes	15.69%	15.72%
–Return After Taxes on Distributions	15.12%	15.20%
–Return After Taxes on Distributions and Sale of Fund Shares	9.66%	12.26%
Institutional Shares
–Return Before Taxes	15.81%	15.93%
Russell 1000® Index (reflects no deduction for fees, expenses and taxes)	17.37%	22.41%
Russell 1000® Value Index (reflects no deduction for fees, expenses and taxes)	15.91%	14.15%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Management
Brown Advisory LLC is the Fund’s investment adviser.

Investment Adviser	Portfolio Manager
Brown Advisory LLC	Michael Poggi, CFA, has served as portfolio manager since the Fund’s inception in 2023.

Summary Section- Brown Advisory Sustainable Value Fund
Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
•Standard Accounts	$1,000,000	$100
Investor Shares
•Standard Accounts	$100	$100
•Traditional and Roth IRA Accounts	$100	N/A
•Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
•Standard Accounts	$100	$100
•Traditional and Roth IRA Accounts	$100	N/A
•Accounts with Systematic Investment Plans	$100	$100
•Qualified Retirement Plans	N/A	N/A

The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
Brown Advisory Global Leaders Fund
Institutional Shares (BAFLX)
Investor Shares (BIALX)
Advisor Shares (Not Available for Sale)

Investment Objective
The Brown Advisory Global Leaders Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing primarily in global equities.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.76%	0.91%	1.16%

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$78	$243	$422	$942
Investor Shares	$93	$290	$504	$1,120
Advisor Shares	$118	$368	$638	$1,409
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 42% of the average value of its portfolio.

Summary Section – Brown Advisory Global Leaders Fund
Principal Investment Strategies
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of companies that Brown Advisory Limited (the “Sub-Adviser”) believes are leaders within their industry or country as demonstrated by an ability to deliver high relative return on invested capital over time (“80% Policy”). The Fund also will, under normal market conditions: (1) invest at least 40% of its assets outside the United States, or if market conditions are not favorable, at least 30% of its assets outside the United States, and (2) hold securities of issuers located in at least three countries. The Fund determines where a company is located, and thus, whether a company is considered to be located outside the United States by considering whether: (i) it is organized under the laws of or maintains its principal office in a country located outside the United States; (ii) its securities are principally traded on trading markets in countries located outside the United States; (iii) it derives at least 50% of its total revenue or profits from either goods produced or services performed or sales made in countries located outside the United States; or (iv) it has at least 50% of its assets in countries located outside the United States. The Fund’s non-U.S. investments may include equity securities issued by companies that are established or operating in emerging market countries.

The equity securities in which the Fund may invest will include the equity securities of companies that the Sub-Adviser believes are leaders within their industry or country as demonstrated by an ability to deliver high relative return on invested capital over time. This typically can be attributable to, among other things, a strong competitive position and a defendable barrier to entry. These securities also typically use sustainability to compound a competitive advantage and have strong sustainability risk management practices. The equity securities in which the Fund may invest include common stock, preferred stock, equity-equivalent securities, such as stock futures contracts, equity options, other investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and exchange traded funds (“ETFs”). The equity securities in which the Fund may invest will generally be issued by mid- and large capitalization companies. Medium and large market capitalization companies are, according to the Sub-Adviser, those companies with market capitalizations generally greater than $2 billion at the time of purchase. In addition to those securities, the Fund may also invest in convertible bonds, Rule 144A securities, U.S. Treasury bills, fixed and/or floating rate U.S. Government securities, real estate investment trusts (“REITs”) and unlisted securities. The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.

The Sub-Adviser seeks companies with emerging or mature Sustainable Business Advantages, defined as companies that use internal sustainability strategies to improve their financial position, including, but not limited to, those strategies that lead to revenue growth, cost improvements, or enhanced franchise value. The Sub-Adviser also seeks companies that have strong risk management practices in place where sustainability risks may be present. These considerations are included as part of the broader Investment Criteria for the Fund.

The Sub-Adviser considers each proxy voting proposal related to holdings in the Fund on its own merits and an independent determination is made based on the relevant facts and circumstances, in consideration of the Adviser’s current Proxy Voting Policy.

The Fund may sell its portfolio securities for a variety of reasons, such as to secure gains, limit losses, redeploy assets into more promising opportunities, or, in the Sub-Adviser's view, the investment is no longer attractive.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks of the Fund
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in the alphabetical order to facilitate finding particular risks and comparing

Summary Section – Brown Advisory Global Leaders Fund
them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

•Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•Currency and Exchange Rate Risk. Investments in currencies, currency futures contracts, forward currency exchange contracts or similar instruments, as well as securities that are denominated in foreign currency, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. In addition, the Fund may engage in currency hedging transactions. Currency hedging transactions are subject to the risk that a result opposite expectations occurs (an expected decline turns into a rise and conversely) resulting in a loss to the Fund.

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Derivatives Risk. The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser, which may result in losses that partially or completely offset gains in portfolio positions; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The risks of investing in derivative instruments also include leverage, liquidity, market, credit, operational and legal risks. Additionally, any derivatives held by the Fund will have counterparty associated risks, which are the risks that the other party to the derivative contract, which may be a derivatives exchange, will fail to make required payments or otherwise fail to comply with the terms of the contract. The Fund potentially could lose all or a large portion of its investment in the derivative instrument.

•Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. Emerging markets countries are also subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events. Emerging markets countries are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial,

Summary Section – Brown Advisory Global Leaders Fund
fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

•Equity and General Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Markets may, in response to economic, political (including geopolitical), social or market developments, governmental actions or intervention, natural disasters, epidemics, pandemics or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

•Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity and higher volatility in foreign markets and less protection to the shareholders in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

•Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings because growth companies usually invest a high portion of their earnings in their businesses and can be more volatile than the market in general because growth may lack the dividends of value securities that can cushion stock prices in a falling market. Growth securities may also be priced higher relative to their earnings or assets as compared with value or other stocks. Growth-oriented investing may produce a portfolio more concentrated in a small number of larger companies than other investment styles, which can heighten sensitivity to adverse developments affecting those companies.

•Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests, and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

•Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

•Management Risk. The Fund may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Summary Section – Brown Advisory Global Leaders Fund

•Medium Capitalization Company Risk. Securities of medium capitalization companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies. Additionally the price of medium-sized companies may decline more in response to selling pressures.

•Private Placement Risk. The Fund may invest in privately issued securities of foreign common and preferred stock, convertible debt securities, ADRs, real estate investment trusts (“REITs”) and ETFs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. In connection with the Fund’s investments in REITs, the Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

•Sustainable Investing Policy Risk. The Fund’s consideration of sustainability criteria could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not consider such sustainability criteria. Sustainability related information provided by issuers and third parties, upon which the Fund may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries.

•U.S. Government Securities Risk. Although the Fund’s U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.

•Valuation Risk. The prices provided by pricing services or independent dealers or the fair value determinations made by the Adviser may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

•Value Company Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of investing primarily in value-oriented securities may decrease in response to the activities and financial prospects of an individual company.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The chart shows changes in the Fund’s performance of Investor Shares from year-to-year. The table shows how the average annual returns of Investor Shares and Institutional Shares for the 1 year, 5 year, and 10 year periods compare to the Fund's primary broad-based market index.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/global-leaders-fund or by calling 800‑540‑6807 (toll free) or call 414-203-9064.

Summary Section – Brown Advisory Global Leaders Fund
Brown Advisory Global Leaders Fund – Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2026 was -2.68%. During the period shown in the chart, the highest quarterly return was 18.98% (for the quarter ended June 30, 2020) and the lowest quarterly return was -18.78% (for the quarter ended March 31, 2020).
Brown Advisory Global Leaders Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Year	10 Year
Investor Shares
–Return Before Taxes	14.95%	9.13%	12.37%
–Return After Taxes on Distributions	13.48%	8.72%	12.14%
–Return After Taxes on Distributions and Sale of Fund Shares	9.88%	7.19%	10.35%
Institutional Shares
–Return Before Taxes	15.18%	9.30%	12.55%
MSCI All Country World Index (ACWI) (reflects no deduction for fees, expenses and taxes)	22.34%	11.19%	11.72%
NOTE:  The Global Leaders Fund offers two classes of shares.  Investor Shares commenced operations on July 1, 2015, and Institutional Shares commenced operations on October 31, 2018.  Performance shown prior to inception of the Institutional Shares is based on the performance of Investor Shares, adjusted for the lower expenses applicable to Institutional Shares.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Management
Brown Advisory LLC is the Fund’s investment adviser.  Brown Advisory Limited is the Fund’s Sub-Adviser.

Investment Sub-Adviser	Portfolio Managers
Brown Advisory Limited	Michael Dillon, CFA, has served as a portfolio manager since the Fund’s inception in 2015. Bertie Thomson, CFA, has served as a portfolio manager of the Fund since 2016.

Summary Section – Brown Advisory Global Leaders Fund
Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
–Standard Accounts	$1,000,000	$100
Investor Shares
– Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
–Qualified Retirement Plans	N/A	N/A
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
Brown Advisory Sustainable International Leaders Fund
Institutional Shares (BAILX)
Investor Shares (BISLX)
Advisor Shares (Not Available for Sale)

Investment Objective
The Brown Advisory Sustainable International Leaders Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing primarily in international equities.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses	0.47%	0.47%	0.47%
Total Annual Fund Operating Expenses	1.22%	1.37%	1.62%
Fee Waiver and/or Expense Reimbursement(1)	-0.37%	-0.37%	-0.37%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.85%	1.00%	1.25%
(1)Brown Advisory LLC (the "Adviser") has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end or contingent deferred sales loads, taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement for Institutional Shares, Investor Shares and Advisor Shares to 0.85%, 1.00% and 1.25%, respectively, of the Fund’s average daily net assets through October 31, 2027. The Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The contractual waivers and expense reimbursements may be changed or eliminated at any time by the Board of Trustees, on behalf of the Fund, upon 60 days written notice to the Adviser. The contractual waivers and expense reimbursements may not be terminated by the Adviser without the consent of the Board of Trustees. The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations or the limitations in place at the time the reduction was originally made and the reimbursement is made within three years after the date on which the Adviser incurred the expense.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation being in effect for the period through October 31, 2027). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Summary Section – Brown Advisory Sustainable International Leaders Fund

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$87	$351	$635	$1,445
Investor Shares	$102	$397	$715	$1,614
Advisor Shares	$127	$475	$846	$1,891

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 61% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund aims to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities that satisfy the Fund’s sustainable investment criteria and that Brown Advisory Limited (the “Sub-Adviser”) believes are leaders within their industry or country as demonstrated by an ability to deliver high relative return on invested capital over time, collectively the “Investment Criteria” for the Fund (“80% Policy”). This typically can be attributable to, among other things, a strong competitive position and a defendable barrier to entry. For purposes of the 80% Policy, a company will meet the Fund’s sustainable investment criteria if the Sub-Adviser believes it has strong management of sustainability-related risks, including risks relating to governance, social, economic, climate conditions and resource access factors. A significant majority of such companies will have an emerging or mature Sustainable Business Advantage (as defined below). The Fund also will, under normal market conditions: (1) invest at least 80% of its assets outside the United States, or if market conditions are not favorable, at least 70% of its assets outside the United States, and (2) hold securities of issuers located in at least three countries (not including the United States). The Fund determines where a company is located, and thus, whether a company is considered to be located outside the United States by considering whether: (i) it is organized under the laws of or maintains its principal office in a country located outside the United States; (ii) its securities are principally traded on trading markets in countries located outside the United States; (iii) it derives at least 50% of its total revenue or profits from either goods produced or services performed or sales made in countries located outside the United States; or (iv) it has at least 50% of its assets in countries located outside the United States. The Fund’s non-U.S. investments may include equity securities issued by companies that are established or operating in emerging market countries. Emerging market companies for these purposes consist of companies in emerging market countries in Latin America, Asia, Eastern Europe, Africa, and the Middle East, and include, among other countries, Brazil, China, Hong Kong, India, Indonesia and Taiwan.

The equity securities in which the Fund may invest include common stock, preferred stock, equity-equivalent securities, such as stock futures contracts, equity options, other investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and exchange traded funds (“ETFs”). The equity securities in which the Fund may invest will generally be issued by mid- and large capitalization companies. Medium and large market capitalization companies are, according to the Sub-Adviser, those companies with market capitalizations generally greater than $2 billion at the time of purchase. In addition to those securities, the Fund may also invest in convertible bonds, Rule 144A securities, U.S. Treasury bills, fixed and/or floating rate U.S. Government securities, real estate investment trusts (“REITs”) and unlisted securities. The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.

The Sub-Adviser undertakes sustainable investment due diligence, with the goal of uncovering any sustainable opportunities or risks associated with the company. The Sub-Adviser considers a variety of factors in its due diligence, including but not limited to:
•Environmental factors such as climate change, natural resource stewardship, pollution, and waste management
•Social factors such as human capital management and labor practices, customer well-being, supply chain management, and community relations
•Governance factors such as board and committee composition and structure, shareholder rights, management incentives, and business ethics.

Summary Section – Brown Advisory Sustainable International Leaders Fund
The Sub-Adviser seeks companies with emerging or mature Sustainable Business Advantages, defined as companies that use internal sustainability strategies to improve their financial position, including, but not limited to, those strategies that lead to revenue growth, cost improvements, or enhanced franchise value. The Sub-Adviser also seeks companies that have strong risk management practices in place where sustainability risks may be present.

The Sub-Adviser leverages research that seeks to understand fundamental and sustainability characteristics for every security added to the portfolio. However, at the Sub-Adviser’s discretion, the Fund is permitted to make an investment without a written sustainable investment research assessment on file at the time of purchase, as long as the Sub-Adviser documents how the security meets the Fund’s sustainable investment criteria. The Sub-Adviser also leverages the resources of Brown Advisory LLC (the “Adviser”).

The Sub-Adviser pursues engagement with certain companies and other stakeholders in an effort to enhance due diligence and monitor the investment thesis.

The Sub-Adviser considers each proxy voting proposal related to holdings in the Fund on its own merits and an independent determination is made based on the relevant facts and circumstances, in consideration of the Adviser’s current Proxy Voting Policy.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•American Depositary Receipts and Global Depository Receipts Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

•Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•Currency and Exchange Rate Risk. Investments in currencies, currency futures contracts, forward currency exchange contracts or similar instruments, as well as securities that are denominated in foreign currency, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. In addition, the Fund may engage in currency hedging transactions. Currency hedging transactions are subject to the risk that a result opposite expectations occurs (an expected decline turns into a rise and conversely) resulting in a loss to the Fund.

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets

Summary Section – Brown Advisory Sustainable International Leaders Fund
and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Derivatives Risk. The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Sub-Adviser, which may result in losses that partially or completely offset gains in portfolio positions; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The risks of investing in derivative instruments also include leverage, liquidity, market, credit, operational and legal risks. Additionally, any derivatives held by the Fund will have counterparty associated risks, which are the risks that the other party to the derivative contract, which may be a derivatives exchange, will fail to make required payments or otherwise fail to comply with the terms of the contract. The Fund potentially could lose all or a large portion of its investment in the derivative instrument.

•Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. Emerging markets countries are also subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events. Emerging markets countries are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

•Equity and General Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Markets may, in response to economic, political (including geopolitical), social or market developments, governmental actions or intervention, natural disasters, epidemics, pandemics or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity and higher volatility in foreign markets and less protection to the shareholders in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

Summary Section – Brown Advisory Sustainable International Leaders Fund

•Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings because growth companies usually invest a high portion of their earnings in their businesses and can be more volatile than the market in general because growth may lack the dividends of value securities that can cushion stock prices in a falling market. Growth securities may also be priced higher relative to their earnings or assets as compared with value or other stocks. Growth-oriented investing may produce a portfolio more concentrated in a small number of larger companies than other investment styles, which can heighten sensitivity to adverse developments affecting those companies.

•Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests, and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

•Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

•Management Risk. The Fund may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

•Medium Capitalization Company Risk. Securities of medium-sized companies held by the Fund may be more volatile and more difficult to liquidate during market down turns than securities of larger companies. Additionally the price of medium-sized companies may decline more in response to selling pressures.

•Private Placement Risk. The Fund may invest in privately issued securities of foreign common and preferred stock, convertible debt securities, ADRs, REITs and ETFs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. In connection with the Fund’s investments in REITs, the Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

•Sustainable Investing Policy Risk. The Fund’s consideration of sustainability criteria could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not consider such sustainability criteria. Sustainability related information provided by issuers and third parties, upon which the Fund may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries.

•U.S. Government Securities Risk. Although the Fund’s U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be

Summary Section – Brown Advisory Sustainable International Leaders Fund
given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.

•Valuation Risk. The prices provided by pricing services or independent dealers or the fair value determinations made by the Sub-Adviser may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

•Value Company Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of investing primarily in value-oriented securities may decrease in response to the activities and financial prospects of an individual company.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance of Investor Shares from year-to-year. The table shows how the average annual returns of Investor Shares and Institutional Shares for the 1 year and since inception periods compare to the Fund's primary broad-based market index.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/sustainable-international-leaders-fund or by calling 800-540-6807 (toll free) or call 414-203-9064.

Brown Advisory Sustainable International Leaders Fund– Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2026 was -3.77%. During the period shown in the chart, the highest quarterly return was 12.17% (for the quarter ended December 31, 2023) and the lowest quarterly return was -10.87% (for the quarter ended September 30, 2023).

Summary Section – Brown Advisory Sustainable International Leaders Fund
Brown Advisory Sustainable International Leaders Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	Since Inception (02/28/2022)
Investor Shares
–Return Before Taxes	15.28%	5.54%
–Return After Taxes on Distributions	14.36%	5.31%
–Return After Taxes on Distributions and Sale of Fund Shares	9.77%	4.39%
Institutional Shares
–Return Before Taxes	15.41%	5.71%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses and taxes)	32.39%	9.91%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.
Management
Brown Advisory LLC is the Fund’s investment adviser. Brown Advisory Limited is the Fund’s Sub-Adviser.

Investment Sub-Adviser	Portfolio Manager
Brown Advisory Limited	Priyanka Agnihotri has served as portfolio manager since the Fund’s inception in 2022.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
–Standard Accounts	$1,000,000	$100
Investor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
–Qualified Retirement Plans	N/A	N/A
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Summary Section – Brown Advisory Sustainable International Leaders Fund
Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
Brown Advisory Intermediate Income Fund
Institutional Shares (Not Available for Sale)
Investor Shares (BIAIX)
Advisor Shares (BAIAX)

Investment Objective
The Brown Advisory Intermediate Income Fund (the “Fund”) seeks to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.05%	0.05%
Other Expenses	0.18%	0.18%	0.18%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.49%	0.54%	0.79%

(1)Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$50	$157	$274	$616
Investor Shares	$55	$173	$302	$677
Advisor Shares	$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 72% of the average value of its portfolio.

Summary Section – Brown Advisory Intermediate Income Fund

Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in fixed income securities such as U.S Government securities, corporate fixed income securities, mortgage-backed and asset-backed securities (“80% Policy”). The fixed income securities in which the Fund may invest may also include municipal securities issued by states, U.S. territories, and possessions, general obligation securities and revenue securities. The foregoing may include municipal lease obligations and insured municipal securities. The Fund may also invest in other investment companies that invest in similar fixed income securities and the Fund may count such holdings towards the Fund’s 80% Policy. The Fund may also engage in “To Be Announced” transactions.

The Fund invests in fixed income securities that primarily have a maturity that is between 1 and 10 years and are rated in the top four rating categories of a Nationally Recognized Statistical Rating Organization, or unrated and deemed to be of comparable quality by the Adviser. Under normal circumstances, the Fund’s portfolio will have an average dollar weighted maturity between 3 and 10 years and an average duration of 2 to 5 years. Duration is a measurement of price sensitivity to interest rate changes.

The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. These derivative instruments will be counted toward the Fund’s 80% Policy to the extent they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.

The Adviser may sell a fixed income security or reduce its position if:
•    Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio;
•    The security subsequently fails to meet the investment criteria;
•    A more attractive security is found; or
•    The Adviser believes that the security has reached its appreciation potential.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments.  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in the alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by a Fund may cause it to default or become unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling to pay interest or principal due on the security.

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

Summary Section – Brown Advisory Intermediate Income Fund

•Debt/Fixed Income Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, a decrease in interest rates typically causes an increase in the value of debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

•Derivatives Risk. The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser, which may result in losses that partially or completely offset gains in portfolio positions; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The risks of investing in derivative instruments also include leverage, liquidity, market, credit, operational and legal risks. Additionally, any derivatives held by the Fund will have counterparty associated risks, which are the risks that the other party to the derivative contract, which may be a derivatives exchange, will fail to make required payments or otherwise fail to comply with the terms of the contract. The Fund potentially could lose all or a large portion of its investment in the derivative instrument.

•Interest Rate Risk. An increase in interest rates (or the expectation of an increase) typically causes a fall in the value of the fixed income securities in which the Fund may invest. The Federal Reserve has raised interest rates over recent periods and may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Interest rate increases may negatively impact the Fund’s performance or otherwise adversely impact the Fund.

•Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies (principally, the Brown Advisory Mortgage Securities Fund) in which the Fund invests, and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

•Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

•Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities, which represent “pools” of mortgages or other assets, including consumer loans or receivables held in trust. In a period of rising interest rates, these securities may exhibit additional volatility.

•Municipal Securities Risk. Changes in economic, business or political conditions relating to a particular state, or states, or type of projects may have a disproportionate impact on the Fund. Municipalities continue to experience difficulties in the current economic and political environment. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints. Municipal obligations that the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for

Summary Section – Brown Advisory Intermediate Income Fund
the following year’s lease payments, then the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. The repayment of principal and interest on some of the municipal securities in which the Fund may invest may be guaranteed or insured by a monoline insurance company or other financial institution. If a company insuring municipal securities in which the Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate. The Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, social, public health, political, environmental or regulatory occurrences impacting these particular cities, states or regions.

•Prepayment/Extension Risk. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline.

•Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

•To Be Announced (“TBA”) Transactions Risk. The Fund may enter into TBA transactions to purchase mortgage-related securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date or if the counterparty does not deliver the securities as promised.

•U.S. Government Securities Risk. Although the Fund’s U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The chart shows changes in the Fund’s performance of Investor Shares from year-to-year. The table shows how the average annual returns of Investor Shares and Advisor Shares for 1 year, 5 year, and 10 year periods compare to the Fund's primary broad-based market index and a secondary index provided to offer additional market perspective. In accordance with regulatory requirements, the Fund has selected the Bloomberg U.S. Aggregate Bond Index as the Fund’s primary benchmark. The Bloomberg Intermediate U.S. Aggregate Bond Index is also included for comparison.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/intermediate-income-fund or by calling 800‑540‑6807 (toll free) or call 414-203-9064.

Summary Section – Brown Advisory Intermediate Income Fund
Brown Advisory Intermediate Income Fund – Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2026 was -2.34%. During the periods shown in the chart, the highest quarterly return was 5.61% (for the quarter ended June 30, 2020) and the lowest quarterly return was -4.22% (for the quarter ended March 31, 2022).

Brown Advisory Intermediate Income Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Investor Shares
–Return Before Taxes	7.03%	0.38%	1.90%
–Return After Taxes on Distributions	5.38%	-0.75%	0.87%
–Return After Taxes on Distributions and Sale of Fund Shares	4.13%	-0.19%	1.01%
Advisor Shares
–Return Before Taxes	6.72%	0.10%	1.62%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses and taxes)	7.30%	-0.36%	2.01%
Bloomberg Intermediate U.S. Aggregate Bond Index (reflects no deduction for fees, expenses and taxes)	7.45%	0.68%	2.06%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Advisor Shares will vary.

Summary Section – Brown Advisory Intermediate Income Fund
Management

Investment Adviser	Portfolio Manager
Brown Advisory LLC	Jason Vlosich has served as portfolio manager of the Fund since 2019, and previously served as associate portfolio manager of the Fund from 2017 to 2019.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
–Standard Accounts	$1,000,000	$100
Investor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
–Qualified Retirement Plans	N/A	N/A
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
Brown Advisory Sustainable Bond Fund
Institutional Shares (BAISX)
Investor Shares (BASBX)
Advisor Shares (Not Available for Sale)

Investment Objective
The Brown Advisory Sustainable Bond Fund (the “Fund”) seeks to provide a competitive total return consistent with preservation of principal while giving special consideration to certain sustainable investment criteria.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.05%	0.05%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	0.42%	0.47%	0.72%

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$43	$135	$235	$530
Investor Shares	$48	$151	$263	$591
Advisor Shares	$74	$230	$401	$894

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 123% of the average value of its portfolio.

Summary Section – Brown Advisory Sustainable Bond Fund
Principal Investment Strategies
Under normal conditions, Brown Advisory LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in bonds and fixed income securities of issuers that satisfy the Fund’s sustainable investment criteria or where the use of the proceeds satisfy the Fund’s sustainable investment criteria, together, the “Investment Criteria” for the Fund (“80% Policy”). For purposes of this 80% Policy, an issuer will meet the Fund’s sustainable investment criteria if the Adviser determines it contributes positively to an environmental and/or social characteristic. The Fund’s sustainable investment criteria considers many factors including, but not limited to, any one or more of the following: clean and renewable energy, climate change and water conservation, waste management, natural resource stewardship, innovative efficiency solutions, labor management, community relations, supply chain management, customer well-being, stewardship of debt and capital, board governance and transparency, and business ethics.

The Fund may invest in corporate fixed income securities, mortgage-backed and asset-backed securities, U.S Government securities and securities issued by foreign entities including foreign-sponsored governmental agencies. The fixed income securities in which the Fund may invest may also include municipal securities issued by states, U.S. territories and possessions, general obligation securities and revenue securities. The foregoing may include municipal lease obligations and insured municipal securities. The Fund may also invest in other investment companies that invest in similar fixed income securities and the Fund may count such holdings towards the Fund’s 80% investment policy. The Fund may also engage in “To Be Announced” transactions. Certain of the fixed income securities that the Fund may invest in are often commonly referred to as “labeled bonds.” Labeled bonds include, but are not limited to, “Green Bonds,” “Social Bonds,” “Sustainability Bonds,” or “Sustainability-Linked Bonds.”

The Fund invests in fixed income securities that primarily have a maturity that is between 0 and 30 years and are rated in the top four rating categories of a Nationally Recognized Statistical Rating Organization, or unrated and deemed to be of comparable quality by the Adviser. Under normal circumstances, the Fund’s portfolio will have an average dollar weighted maturity between 6 and 11 years and an average duration of 3 to 7 years. Duration is a measurement of price sensitivity to interest rate changes.

The Fund may invest up to 20% of its assets in high-yield securities (“junk bonds”), which are speculative in nature. The Fund may invest in securities denominated in non-U.S. currencies. The Fund may also invest in bank loans.

The Fund may invest in derivatives instruments, such as options, currency forwards, futures contracts, including interest rate futures, options on futures, interest rate swaps and credit default swaps. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. These positions may also be used to manage interest rate risk or to create synthetic exposure to particular credits. Investments in derivatives may be counted towards the Fund’s 80% Policy to the extent they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.

The Adviser utilizes sustainable investment analysis in connection with the Fund's investments in fixed income securities. As part of the research approach, the Adviser has a process to integrate, identify and consider the sustainable investment related risks and opportunities using a sustainable investment research assessment. The assessment may be conducted at the sector, issuer, shelf or security level. Not every investment will be covered at the issuer or security level. The Fund has access to this research and considers relevant sustainability issues. However, at the Adviser’s discretion, the Fund is permitted to make an investment without a written sustainable investment research assessment on file at the time of purchase, as long as the Adviser documents how the security meets the Fund’s sustainable investment criteria.

The outcomes of the Adviser’s research may result in positive environmental and social impacts. While not a thematic fund, the nature of the Adviser’s research considers sustainable investment themes, such as any one or more of sustainable technology innovation, accessibility of essential services like healthcare, financial inclusion, and climate mitigation.

The Adviser pursues strategic engagement with issuers and other stakeholders in an effort to enhance due diligence and monitor the investment thesis.

Summary Section – Brown Advisory Sustainable Bond Fund
In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund may cause it to default or become unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling to pay interest or principal due on the security.

•Currency and Exchange Rate Risk. Investments in currencies, currency futures contracts, forward currency exchange contracts or similar instruments, as well as securities that are denominated in foreign currency, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. In addition, the Fund may engage in currency hedging transactions. Currency hedging transactions are subject to the risk that a result opposite expectations occurs (an expected decline turns into a rise and conversely) resulting in a loss to the Fund.

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Debt/Fixed Income Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, a decrease in interest rates typically causes an increase in the value of debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

•Derivatives Risk. The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser, which may result in losses that partially or completely offset gains in portfolio positions; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The risks of investing in derivative instruments also include leverage, liquidity, market, credit, operational and legal risks. Additionally, any derivatives held by the Fund will have counterparty associated risks, which are the risks that the other party to the derivative contract, which may be a derivatives exchange, will fail to make required payments or otherwise fail to comply with the terms of the contract. The Fund potentially could lose all or a large portion of its investment in the derivative instrument.

Summary Section – Brown Advisory Sustainable Bond Fund
•Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity and higher volatility in foreign markets and less protection to the shareholders in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

•Interest Rate Risk. An increase (or the expectation of an increase) in interest rates typically causes a fall in the value of the fixed income securities in which the Fund may invest. The Federal Reserve has increased interest rates at significant levels over recent periods. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Interest rate increases may negatively impact the Fund’s performance or otherwise adversely impact the Fund.

•Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests, and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

•Liquidity Risk. Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

•Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•Market Risk. The portfolio securities held by the Fund are susceptible to general market fluctuations and to volatile increases and decreases in value.  The securities markets may experience declines and the portfolio holdings in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

•Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities, which represent “pools” of mortgages or other assets, including consumer loans or receivables held in trust. In a period of rising interest rates, these securities may exhibit additional volatility.

•Municipal Securities Risk.  Adverse economic or political factors in the municipal bond market, including changes in the tax law, could impact the Fund in a negative manner.

•Non-Investment Grade (“Junk Bond”) Securities Risk. Below investment grade debt securities (also known as “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. Junk bonds generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately or sell at an advantageous price or time and present more credit risk than investment grade securities. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

•Prepayment/Extension Risk. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of

Summary Section – Brown Advisory Sustainable Bond Fund
principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline.

•Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Higher portfolio turnover also may result in higher taxes when Fund shares are held in a taxable account.

•Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

•Sustainable Investing Policy Risk. The Fund’s consideration of sustainability criteria could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not consider such sustainability criteria. Sustainability related information provided by issuers and third parties, upon which the Fund may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries.

•To Be Announced (“TBA”) Transactions Risk.  The Fund may enter into TBA transactions to purchase mortgage-related securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date or if the counterparty does not deliver the securities as promised.

•U.S. Government Securities Risk. Although the Fund’s U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.

•Valuation Risk. The prices provided by pricing services or independent dealers or the fair value determinations made by the Adviser may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The chart shows changes in the Fund’s performance of Investor Shares from year-to-year. The table shows how the average annual returns of Investor Shares and Institutional Shares for the 1 year, 5 year, and since inception periods compare to the Fund's primary broad-based market index.

Summary Section – Brown Advisory Sustainable Bond Fund
Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/sustainable-bond-fund or by calling 800‑540‑6807 (toll free) or call 414-203-9064.

Brown Advisory Sustainable Bond Fund – Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2026 was -3.16%. During the period shown in the chart, the highest quarterly return was 6.54% (for the quarter ended June 30, 2020) and the lowest quarterly return was -5.14% (for the quarter ended March 31, 2022)
Brown Advisory Sustainable Bond Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	Since Inception (8/7/17)
Investor Shares
–Return Before Taxes	6.84%	-0.79%	1.53%
–Return After Taxes on Distributions	4.95%	-2.12%	0.20%
–Return After Taxes on Distributions and Sale of Fund Shares	4.02%	-1.14%	0.64%
Institutional Shares
–Return Before Taxes	6.89%	-0.74%	1.58%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses and taxes)	7.30%	-0.36%	1.72%
NOTE:  The Sustainable Bond Fund offers two classes of shares. Investor Shares commenced operations on August 7, 2017, and Institutional Shares commenced operations on July 2, 2018.  Performance shown prior to inception of the Institutional Shares is based on the performance of Investor Shares, adjusted for the lower expenses applicable to Institutional Shares.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Summary Section – Brown Advisory Sustainable Bond Fund
Management

Investment Adviser	Portfolio Managers
Brown Advisory LLC	Amy Hauter, CFA, has served as co-portfolio manager of the Fund since its inception in 2017, and Jason Vlosich has served as co-portfolio manager of the Fund since September 2023.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
–Standard Accounts	$1,000,000	$100
Investor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
–Qualified Retirement Plans	N/A	N/A
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
Brown Advisory Maryland Bond Fund
Institutional Shares (Not Available for Sale)
Investor Shares (BIAMX)
Advisor Shares (Not Available for Sale)

Investment Objective
The Brown Advisory Maryland Bond Fund (the “Fund”) seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.05%	0.05%
Other Expenses	0.13%	0.13%	0.13%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.44%	0.49%	0.74%
(1)Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$45	$141	$246	$555
Investor Shares	$50	$157	$274	$616
Advisor Shares	$76	$237	$411	$918
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s

Summary Section – Brown Advisory Maryland Bond Fund
performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 22% of the average value of its portfolio.

Principal Investment Strategies
Under normal conditions, Brown Advisory LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Maryland bonds, including bonds issued on behalf of the State of Maryland, its local governments and public financing authorities (“80% Policy”). This 80% Policy cannot be changed without shareholder approval. The Fund may also invest in municipal securities issued by other states, U.S. territories, and possessions, U.S. Government securities, general obligation securities and revenue securities, including private activity bonds. The Adviser determines which securities to purchase by first evaluating whether a security falls within the credit guidelines set for the Fund by reviewing the ratings given by a Nationally Recognized Statistical Rating Organization (an “NRSRO”). The Adviser then determines the appropriate maturity date and coupon choice after analyzing the current and targeted portfolio structure, and whether or not the issue is fairly priced. The Fund is non-diversified which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers. Generally, the average weighted effective maturity of the Fund’s portfolio securities will be between 4 and 10 years. Normally, the Fund will invest at least 80% of its net assets in securities the interest of which is exempt from Federal and Maryland State income taxes, although such interest may be subject to the Federal alternative minimum tax (“AMT”). All capital gains are subject to Federal and state taxes. Municipal securities include municipal bonds, notes, and leases. Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term fixed income securities.

The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. These derivative instruments will be counted toward the Fund’s 80% Policy to the extent they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments

The Adviser may sell a fixed income security or reduce its position if:
•Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio;
•The security subsequently fails to meet the investment criteria;
•A more attractive security is found; or
•The Adviser believes that the security has reached its appreciated potential.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments.  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by a Fund may cause it to default or become unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling to pay interest or principal due on the security.
•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net

Summary Section – Brown Advisory Maryland Bond Fund
asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Debt/Fixed Income Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, a decrease in interest rates typically causes an increase in the value of debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

•Derivatives Risk. The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser, which may result in losses that partially or completely offset gains in portfolio positions; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The risks of investing in derivative instruments also include leverage, liquidity, market, credit, operational and legal risks. Additionally, any derivatives held by the Fund will have counterparty associated risks, which are the risks that the other party to the derivative contract, which may be a derivatives exchange, will fail to make required payments or otherwise fail to comply with the terms of the contract. The Fund potentially could lose all or a large portion of its investment in the derivative instrument.

•Interest Rate Risk. An increase (or the expectation of an increase) in interest rates typically causes a fall in the value of the fixed income securities in which the Fund may invest. The Federal Reserve has increased interest rates at significant levels over recent periods. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Interest rate increases may negatively impact the Fund’s performance or otherwise adversely impact the Fund.

•Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

•Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•Maryland Bonds and Municipal Securities Risk. Adverse economic or political factors in Maryland will affect the Fund’s NAV more than if the Fund invested in more geographically diverse investments. In addition, the State of Maryland and the State’s municipal issuers may also be adversely affected by the economic, social and health risks presented by the ongoing pandemic which could potentially produce a negative financial impact on the future economic fundamentals of issuers of Maryland municipal securities.

•Municipal Securities Risk. Adverse economic or political factors in the municipal bond market, including changes in the tax law, could impact the Fund in a negative manner.

•Non-Diversification Risk.  Investment by the Fund in securities of a limited number of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

Summary Section – Brown Advisory Maryland Bond Fund
•Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

•Tax Risk. Municipal securities may decrease in value during times when tax rates are falling. The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, interest income on municipal obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

•Valuation Risk. The prices provided by pricing services or independent dealers or the fair value determinations made by the Adviser may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The chart shows changes in the Fund’s performance of Investor Shares from year-to-year. The table shows how the average annual returns of Investor Shares for 1 year, 5 year, and 10 year periods compare to the Fund's primary broad-based market index and secondary indices provided to offer additional market perspective. In accordance with regulatory requirements, the Fund has selected the Bloomberg Municipal Bond Index as the Fund’s primary benchmark. The Bloomberg Municipal 1-15 Year Index is included for comparison.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/maryland-bond-fund or by calling 800‑540‑6807 (toll free) or call 414-203-9064.

Brown Advisory Maryland Bond Fund – Investor Shares
Annual Total Returns

Summary Section – Brown Advisory Maryland Bond Fund
The Fund’s calendar year-to-date total return as of September 30, 2026 was -3.15%. During the periods shown in the chart, the highest quarterly return was 6.13% (for the quarter ended December 31, 2023) and the lowest quarterly return was -5.51% (for the quarter ended March 31, 2022).
Brown Advisory Maryland Bond Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Investor Shares
–Return Before Taxes	4.72%	1.12%	1.97%
–Return After Taxes on Distributions	4.70%	1.09%	1.94%
–Return After Taxes on Distributions and Sale of Fund Shares	4.26%	1.49%	2.11%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses and taxes)	4.25%	0.80%	2.34%
Bloomberg Municipal 1-15 Year Index (reflects no deduction for fees, expenses and taxes)	5.18%	1.16%	2.27%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser	Portfolio Managers
Brown Advisory LLC	Stephen M. Shutz, CFA, has served as portfolio manager of the Fund since 2014. Joshua R. Perry, CFA, CAIA, FRM, has served as portfolio manager of the Fund since 2019, and previously served as associate portfolio manager of the Fund from 2017 to 2019.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
–Standard Accounts	$1,000,000	$100
Investor Shares
– Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
–Qualified Retirement Plans	N/A	N/A
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Summary Section – Brown Advisory Maryland Bond Fund

Tax Information
Distributions attributable to interest received by the Fund on Maryland municipal obligations are generally exempt from Federal and Maryland State and local income taxes. However, such distributions may be subject to the Federal alternative minimum tax and will generally not be exempt from taxation under the laws of states other than Maryland. Distributions attributable to taxable interest, dividends and all capital gains may be subject to Federal and Maryland State and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, and then you may be taxed later upon withdrawal of your investment from these tax-deferred accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
Brown Advisory Tax-Exempt Bond Fund
Institutional Shares (BTEIX)
Investor Shares (BIAEX)
Advisor Shares (Not Available for Sale)

Investment Objective
The Brown Advisory Tax-Exempt Bond Fund (the “Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.05%	0.05%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	0.42%	0.47%	0.72%

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$43	$135	$235	$530
Investor Shares	$48	$151	$263	$591
Advisor Shares	$74	$230	$401	$894
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 29% of the average value of its portfolio.

Summary Section – Brown Advisory Tax-Exempt Bond Fund
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in bonds and fixed income securities the interest of which is exempt from Federal income taxes and that do not subject shareholders to the federal alternative minimum tax (“AMT”) (“80% Policy”). This 80% Policy cannot be changed without shareholder approval. The Fund may invest up to 20% of its assets in securities that may fully subject shareholders to Federal income tax, including the AMT. In addition, all capital gains are subject to Federal and state taxes. The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state).

Under normal conditions, Brown Advisory LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing in municipal securities issued by states, U.S. territories, and possessions, U.S. Government securities, general obligation securities and revenue securities, including private activity bonds. Municipal securities include state and local general obligation bonds, essential service revenue issues (principally, water and sewer, transportation, public power, combined utilities and public universities), pre-refunded bonds and municipal leases.  Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term fixed income securities. To enhance yield, the Fund may also invest in selective enterprise revenue and/or private activity issues. The repayment of principal and interest on some of the municipal securities in which the Fund may invest may be guaranteed or insured by a monoline insurance company or other financial institution.  The Fund also may invest in other investment companies, principally money market funds.

The Adviser determines which securities to purchase by first evaluating whether a security falls within the credit guidelines set for the Fund by reviewing the ratings given by a Nationally Recognized Statistical Rating Organization (an “NRSRO”).  Under the credit guidelines, the Fund will hold at least 80% of its net assets in investment grade municipal debt securities, as rated by an NRSRO when purchased, or if unrated, determined by the Adviser to be of comparable quality. The credit guidelines provide that the Fund may also hold up to 20% of its total assets in securities rated below investment grade by an NRSRO or, if not rated, determined to be of equivalent quality by the Adviser. Securities that are rated below investment grade by NRSROs are commonly referred to as “junk bonds.”  Such lower rated securities and other municipal securities may become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If NRSROs assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

The Adviser then determines the appropriate maturity date and coupon choice after analyzing the current and targeted portfolio structure, and whether or not the issue is fairly priced.  Generally, the average weighted effective maturity of the Fund’s portfolio securities will be between 4 and 10 years.

In determining the municipal securities in which the Fund may invest, the Adviser will use a process for researching securities for purchase that is based on credit research and involves due diligence on each issuer, state, municipality and sector relating to a municipal security.

The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. These derivative instruments will be counted toward the Fund’s 80% Policy to the extent they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.

The Adviser may sell a security or reduce its position if:
•Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio;
•The security subsequently fails to meet the investment criteria;
•A more attractive security is found; or
•The Adviser believes that the security has reached its appreciated potential.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments.  A defensive position, taken

Summary Section – Brown Advisory Tax-Exempt Bond Fund
at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities. Individual issues of municipal obligations may be subject to the credit risk of the municipality.  Therefore, the issuer may experience unanticipated financial problems and may be unable to meet its payment obligations.  Municipal obligations held by the Fund may be adversely affected by political and economic conditions and developments (for example, legislation reducing federal and/or state aid to local governments).  Generally, investment risk and price volatility increase as a security’s credit rating declines. Credit ratings are essentially opinions of the credit quality of an issuer and may prove to be inaccurate.

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Debt/Fixed Income Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, a decrease in interest rates typically causes an increase in the value of debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

•Derivatives Risk. The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser, which may result in losses that partially or completely offset gains in portfolio positions; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The risks of investing in derivative instruments also include leverage, liquidity, market, credit, operational and legal risks. Additionally, any derivatives held by the Fund will have counterparty associated risks, which are the risks that the other party to the derivative contract, which may be a derivatives exchange, will fail to make required payments or otherwise fail to comply with the terms of the contract. The Fund potentially could lose all or a large portion of its investment in the derivative instrument.

•Interest Rate Risk. An increase (or the expectation of an increase) in interest rates typically causes a fall in the value of the fixed income securities in which the Fund may invest. The Federal Reserve has increased interest rates at significant levels over recent periods. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Interest rate increases may negatively impact the Fund’s performance or otherwise adversely impact the Fund.

•Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies (principally, money market funds) in which the Fund invests, and these fees and

Summary Section – Brown Advisory Tax-Exempt Bond Fund
expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

•Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

•Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•Maturity Risk. Generally, a bond with a longer maturity will entail greater interest rate risk but have a higher yield. Conversely, a bond with a shorter maturity will entail less interest rate risk but have a lower yield.

•Municipal Securities Risk. Changes in economic, business or political conditions relating to a particular state, or states, or type of projects may have a disproportionate impact on the Fund. Municipalities continue to experience difficulties in the current economic and political environment. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints. Municipal obligations that the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year’s lease payments, then the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. The repayment of principal and interest on some of the municipal securities in which the Fund may invest may be guaranteed or insured by a monoline insurance company or other financial institution. If a company insuring municipal securities in which the Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate. The credit and quality of private activity bonds are usually related to the credit of the corporate user of the facilities and therefore such bonds are subject to the risks of the corporate user. The Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

•Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

•Tax Risk. Municipal securities may decrease in value during times when tax rates are falling.  The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, interest income on municipal obligations.  Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

•Valuation Risk. The prices provided by pricing services or independent dealers or the fair value determinations made by the Adviser may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.  The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Summary Section – Brown Advisory Tax-Exempt Bond Fund

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance of Investor Shares from year-to-year. The table shows how the average annual returns of the Investor Shares and Institutional Shares for the 1 year, 5 year, and 10 year periods compare to the Fund's primary broad-based market index and a secondary index provided to offer additional market perspective. In accordance with regulatory requirements, the Fund has selected the Bloomberg Municipal Bond Index as the Fund’s primary benchmark. The Bloomberg Municipal 1-15 Year Index is also included for comparison.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/tax-exempt-bond-fund or by calling 800‑540‑6807 (toll free) or call 414-203-9064.
Brown Advisory Tax-Exempt Bond Fund – Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2026 was -2.76%. During the period shown in the chart, the highest quarterly return was 5.98% (for the quarter ended December 31, 2023) and the lowest quarterly return was -6.27% (for the quarter ended March 31, 2022).
Brown Advisory Tax-Exempt Bond Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Investor Shares
–Return Before Taxes	5.48%	1.63%	2.66%
–Return After Taxes on Distributions	5.40%	1.53%	2.59%
–Return After Taxes on Distributions and Sale of Fund Shares	4.76%	1.93%	2.72%
Institutional Shares
–Return Before Taxes	5.53%	1.70%	2.70%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses and taxes)	4.25%	0.80%	2.34%
Bloomberg Municipal 1-15 Year Index (reflects no deduction for fees, expenses and taxes)	5.18%	1.16%	2.27%
NOTE:  The Tax-Exempt Bond Fund offers two classes of shares.  Investor Shares commenced operations on June 29, 2012, and Institutional Shares commenced operations on July 2, 2018.  Performance shown prior to inception of the Institutional Shares is based on the performance of Investor Shares, adjusted for the lower expenses applicable to Institutional Shares.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In

Summary Section – Brown Advisory Tax-Exempt Bond Fund
certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.
Management

Investment Advisor	Portfolio Manager
Brown Advisory LLC	Stephen M. Shutz, CFA, has served as portfolio manager of the Fund since 2012. Joshua R. Perry, CFA, CAIA, FRM, has served as portfolio manager of the Fund since 2019, and previously served as associate portfolio manager of the Fund from 2017 to 2019.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
–Standard Accounts	$1,000,000	$100
Investor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
–Qualified Retirement Plans	N/A	N/A
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
It is anticipated that the Fund’s distributions will generally be exempt from Federal income taxes, including Federal alternative minimum tax. However, a portion of the Fund’s distributions may not qualify as exempt. Distributions attributable to taxable interest, dividends and all capital gains may be subject to Federal, state and Federal alternative minimum tax, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, and then you may be taxed later upon withdrawal of your investment from these tax-deferred accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
Brown Advisory Tax-Exempt Sustainable Bond Fund
Institutional Shares (Not Available for Sale)
Investor Shares (BITEX)
Advisor Shares (Not Available for Sale)

Investment Objective
The Brown Advisory Tax-Exempt Sustainable Bond Fund (the “Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds while giving special consideration to certain sustainable investment criteria.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.05%	0.05%
Other Expenses	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.43%	0.48%	0.73%
(1)Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$44	$138	$241	$542
Investor Shares	$49	$154	$269	$604
Advisor Shares	$75	$233	$406	$906

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable

Summary Section – Brown Advisory Tax-Exempt Sustainable Bond Fund
account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 43% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in bonds and fixed income securities the interest of which is exempt from Federal income taxes, that do not subject shareholders to the federal alternative minimum tax (“AMT”), and that have either a bond issuer or a use of proceeds of the bond issuance that satisfies the Fund’s sustainable investment criteria, together the “Investment Criteria” of the Fund (“80% Policy”). For purposes of this 80% Policy, an issuer will meet the Fund’s sustainable investment criteria if the Adviser determines it contributes positively to an environmental and/or social characteristic. The Fund’s sustainable investment criteria considers many factors including, but not limited to, any one or more of the following: clean and renewable energy, climate change and water conservation, efficient mass transit, innovative efficiency solutions, economic impact, access to affordable healthcare and community health promotion, access to education opportunities, stewardship of debt and capital, and board governance and transparency. The Fund may invest up to 20% of its assets in securities that may fully subject shareholders to Federal income tax, including the AMT. In addition, all capital gains are subject to Federal and state taxes. The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Certain of the fixed income securities that the Fund may invest in are often referred to as “labeled bonds.” Labeled bonds include, but are not limited to, “Green Bonds”, “Social Bonds”, “Sustainability Bonds,” or “Sustainability-Linked Bonds”.

Under normal conditions, Brown Advisory LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing in municipal securities issued by states, U.S. territories, and possessions, U.S. Government securities, general obligation securities and revenue securities, including private activity bonds. Municipal securities include state and local general obligation bonds, essential service revenue issues (principally, water and sewer, transportation, public power, combined utilities and public universities), pre-refunded bonds and municipal leases. The Fund may also invest in private placements in these types of securities.  Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term fixed income securities.  To enhance yield, the Fund may also invest in selective enterprise revenue and/or private activity issues.  The repayment of principal and interest on some of the municipal securities in which the Fund may invest may be guaranteed or insured by a monoline insurance company (a bond insurer) or other financial institution.  The Fund also may invest in other investment companies, principally money market funds.

The Adviser determines which securities to purchase by first evaluating whether a security falls within the credit guidelines set for the Fund by reviewing the ratings given by a Nationally Recognized Statistical Rating Organization (an “NRSRO”).  Under the credit guidelines, the Fund will hold at least 80% of its net assets in investment grade municipal debt securities, as rated by an NRSRO when purchased, or if unrated, determined by the Adviser to be of comparable quality. The credit guidelines provide that the Fund may also hold up to 20% of its total assets in securities rated below investment grade by an NRSRO or, if not rated, determined to be of equivalent quality by the Adviser. Securities that are rated below investment grade by NRSROs are commonly referred to as “junk bonds.”  Such lower rated securities and other municipal securities may become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If NRSROs assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

The Adviser then determines the appropriate maturity date and coupon choice after analyzing the current and targeted portfolio structure, and whether or not the issue is fairly priced.  Generally, the average weighted effective maturity of the Fund’s portfolio securities will be between 4 and 10 years.

In determining the municipal securities in which the Fund may invest, the Adviser will use a process for researching securities for purchase that is based on intensive credit research and involves extensive due diligence on each issuer, state, municipality and sector relating to a municipal security.

The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. These

Summary Section – Brown Advisory Tax-Exempt Sustainable Bond Fund
derivative instruments will be counted toward the Fund’s 80% Policy to the extent they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.

The Adviser utilizes sustainable investment analysis in connection with the Fund's investments in fixed-income securities. As part of the research approach, the Adviser has a process to integrate, identify and consider the sustainable investment related risks and opportunities using a sustainable investment research assessment. The assessment may be conducted at the sector, issuer or security level. Not every investment will be covered at the issuer or security level. The Fund has access to this research and considers relevant sustainability issues. However, at the Adviser’s discretion, the Fund is permitted to make an investment without a written sustainable investment research assessment on file at the time of purchase, as long as the Adviser documents how the security meets the Fund’s sustainable investment criteria.

The outcomes of the Adviser’s research may result in positive environmental and social impacts. While not a thematic fund, the nature of the Adviser's research considers sustainable investment themes, such as any one or more of responsible water management, accessibility of essential services like healthcare, transportation, education, and climate mitigation.

The Adviser pursues strategic engagement with issuers and other stakeholders in an effort to enhance due diligence and monitor the investment thesis.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments.  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.  The following are the principal risks that could affect the value of your investment:

•Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities. Individual issues of municipal obligations may be subject to the credit risk of the municipality.  Therefore, the issuer may experience unanticipated financial problems and may be unable to meet its payment obligations.  Municipal obligations held by the Fund may be adversely affected by political and economic conditions and developments (for example, legislation reducing federal and/or state aid to local governments).  Generally, investment risk and price volatility increase as a security’s credit rating declines. Credit ratings are essentially opinions of the credit quality of an issuer and may prove to be inaccurate.

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Debt/Fixed Income Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, a decrease in interest rates typically causes an increase in the value of debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your

Summary Section – Brown Advisory Tax-Exempt Sustainable Bond Fund
money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

•Derivatives Risk. The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser, which may result in losses that partially or completely offset gains in portfolio positions; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The risks of investing in derivative instruments also include leverage, liquidity, market, credit, operational and legal risks. Additionally, any derivatives held by the Fund will have counterparty associated risks, which are the risks that the other party to the derivative contract, which may be a derivatives exchange, will fail to make required payments or otherwise fail to comply with the terms of the contract. The Fund potentially could lose all or a large portion of its investment in the derivative instrument.

•Interest Rate Risk. An increase (or the expectation of an increase) in interest rates typically causes a fall in the value of the fixed income securities in which the Fund may invest. The Federal Reserve has increased interest rates at significant levels over recent periods. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases may negatively impact the Fund’s performance or otherwise adversely impact the Fund.

•Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies (principally, money market funds) in which the Fund invests, and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

•Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

•Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•Maturity Risk. Generally, a bond with a longer maturity will entail greater interest rate risk but have a higher yield. Conversely, a bond with a shorter maturity will entail less interest rate risk but have a lower yield.

•Municipal Securities Risk. Changes in economic, business or political conditions relating to a particular state, or states, or type of projects may have a disproportionate impact on the Fund. Municipalities continue to experience difficulties in the current economic and political environment. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints. Municipal obligations that the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year’s lease payments, then the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. The repayment of principal and interest on some of the municipal securities in which the Fund may invest may be guaranteed or insured by a monoline insurance company (a bond insurer) or other financial institution. If a company insuring municipal securities in which the Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate. The credit and quality of private activity bonds are usually related to the credit of the corporate user of the facilities and therefore such bonds are subject to the risks of the corporate user. The Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, social, public health, political, environmental or regulatory occurrences impacting these particular cities, states or regions.

Summary Section – Brown Advisory Tax-Exempt Sustainable Bond Fund
•Non-Investment Grade (“Junk Bond”) Securities Risk. Below investment grade debt securities (also known as “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. Junk bonds generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately or sell at an advantageous price or time and present more credit risk than investment grade securities. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

•Private Placement Risk. The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

•Sustainable Investing Policy Risk. The Fund’s consideration of sustainability criteria could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not consider such sustainability criteria. Sustainability related information provided by issuers and third parties, upon which the Fund may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries.

•Tax Risk. Municipal securities may decrease in value during times when tax rates are falling.  The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, interest income on municipal obligations.  Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

•Valuation Risk. The prices provided by pricing services or independent dealers or the fair value determinations made by the Adviser may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.  The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance of Investor Shares from year-to-year. The table shows how the average annual returns of Investor Shares for the 1 year, 5 year, and since inception periods compare to the Fund's primary broad-based market index and secondary indices provided to offer additional market perspective. In accordance with regulatory requirements, the Fund has selected the Bloomberg Municipal Bond Index as the Fund’s primary benchmark. The Bloomberg Municipal 1-15 Year Index is also included for comparison.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/tax-exempt-sustainable-bond-fund or by calling 800‑540‑6807 (toll free) or call 414-203-9064.

Summary Section – Brown Advisory Tax-Exempt Sustainable Bond Fund
Brown Advisory Tax-Exempt Sustainable Bond Fund – Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2026 was -2.90%. During the period shown in the chart, the highest quarterly return was 5.79% (for the quarter ended December 31, 2023) and the lowest quarterly return was -6.42% (for the quarter ended March 31, 2022).

Brown Advisory Tax-Exempt Sustainable Bond Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	Since Inception (12/2/19)
Investor Shares
–Return Before Taxes	4.56%	0.98%	1.18%
–Return After Taxes on Distributions	4.42%	0.82%	1.04%
–Return After Taxes on Distributions and Sale of Fund Shares	4.04%	1.26%	1.37%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses and taxes)	4.25%	0.80%	1.58%
Bloomberg Municipal 1-15 Year Index (reflects no deduction for fees, expenses and taxes)	5.18%	1.16%	1.79%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management

Investment Adviser	Portfolio Managers
Brown Advisory LLC	Stephen M. Shutz, CFA, and Katherine Lee serve as portfolio managers of the Fund. Mr. Shutz has served as portfolio manager to the Fund since its inception in 2019, and Ms. Lee has served as portfolio manager of the Fund since 2026 and previously served as associate portfolio manager of the Fund from 2024 to 2026.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at

Summary Section – Brown Advisory Tax-Exempt Sustainable Bond Fund
800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
Standard Accounts	$1,000,000	$100
Investor Shares
Standard Accounts	$100	$100
Traditional and Roth IRA Accounts	$100	N/A
Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
Standard Accounts	$100	$100
Traditional and Roth IRA Accounts	$100	N/A
Accounts with Systematic Investment Plans	$100	$100
Qualified Retirement Plans	N/A	N/A
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
It is anticipated that the Fund’s distributions will generally be exempt from Federal income taxes, including Federal alternative minimum tax. However, a portion of the Fund’s distributions may not qualify as exempt. Distributions attributable to taxable interest, dividends and all capital gains may be subject to Federal, state and Federal alternative minimum tax, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, and then you may be taxed later upon withdrawal of your investment from these tax-deferred accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
Brown Advisory Mortgage Securities Fund
Institutional Shares (BAFZX)
Investor Shares (BIAZX)
Advisor Shares (Not Available for Sale)

Investment Objective
The Brown Advisory Mortgage Securities Fund (the “Fund”) seeks to maximize total return consistent with preservation of capital.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.05%	0.05%
Other Expenses	0.16%	0.16%	0.16%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.47%	0.52%	0.77%
(1)Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$48	$151	$263	$591
Investor Shares	$53	$167	$291	$653
Advisor Shares	$79	$246	$428	$954
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 257% of the average value of its portfolio.

Summary Section – Brown Advisory Mortgage Securities Fund
Principal Investment Strategies
Under normal conditions, Brown Advisory LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in investment grade mortgage-related securities (“80% Policy”). Mortgage-related securities consist of mortgage-backed securities (“MBS”) such as residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), stripped mortgage-backed securities (“SMBS”), collateralized mortgage obligations (“CMOs”), inverse floating rate obligations and other similar types of securities representing an interest in or that are secured by mortgages. The Fund may also engage in “To Be Announced” transactions and it may invest in municipal housing bonds and other investment companies. The Fund invests in securities of various maturities and durations.

The Fund will hold at least 80% of its net assets in investment grade mortgage-related securities, that is, securities rated in the top four ratings categories as rated at the time of purchase by a Nationally Recognized Statistical Rating Organization (an “NRSRO”), or if unrated, as determined by the Adviser to be of comparable quality. The Fund may also hold up to 20% of its total assets in securities that are rated below investment grade by an NRSRO or, if not rated, determined to be of equivalent quality by the Adviser. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “junk bonds.” If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. These derivative instruments will be counted toward the Fund’s 80% Policy to the extent they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.

As part of the Fund’s research approach, the Adviser has a process to integrate, identify and consider the sustainable investment related risks and opportunities using a sustainable investment research assessment. The Fund’s sustainable investment criteria considers many factors including, but not limited to, any one or more of the following: affordable housing, climate change, resource efficiency (energy and water), lending practices, and community development.

The Adviser may sell a security or reduce its position if:
•Revised economic outlook requires a repositioning of the portfolio or alters the risk/reward of a given security
•Changes in a security’s composition, such as faster or slower prepayments than expected, alter its risk/reward balance to an unfavorable position
•A more attractive security is found or
•The Adviser believes the security has reached its appreciation potential.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments.  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by a Fund may cause it to default or become unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling to pay interest or principal due on the security.

Summary Section – Brown Advisory Mortgage Securities Fund

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Debt/Fixed Income Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, a decrease in interest rates typically causes an increase in the value of debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

•Derivatives Risk. The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser, which may result in losses that partially or completely offset gains in portfolio positions; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The risks of investing in derivative instruments also include leverage, liquidity, market, credit, operational and legal risks. Additionally, any derivatives held by the Fund will have counterparty associated risks, which are the risks that the other party to the derivative contract, which may be a derivatives exchange, will fail to make required payments or otherwise fail to comply with the terms of the contract. The Fund potentially could lose all or a large portion of its investment in the derivative instrument.

•Interest Rate Risk. An increase (or the expectation of an increase) in interest rates typically causes a fall in the value of the fixed income securities in which the Fund may invest. The Federal Reserve has increased interest rates at significant levels over recent periods. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Interest rate increases may negatively impact the Fund’s performance or otherwise adversely impact the Fund.

•Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies (principally, money market funds) in which the Fund invests, and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

•Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

•Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•Market Risk. The portfolio securities held by the Fund are susceptible to general market fluctuations and to volatile increases and decreases in value. The securities markets may experience declines and the holdings in the Fund’s portfolio may not increase their earnings at the rate anticipated.

Summary Section – Brown Advisory Mortgage Securities Fund
•Mortgage-Related Securities Risk. Mortgage-related securities are subject to prepayment risk as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the Fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the Fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended, reducing the cash flow for potential reinvestment in higher yielding securities.
•Municipal Securities Risk. Adverse economic or political factors in the municipal bond market, including changes in the tax law, could impact the Fund in a negative manner.

•Non-Investment Grade ("Junk Bond") Securities Risk. Below investment grade debt securities (also known as “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. Junk bonds generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately or sell at an advantageous price or time and present more credit risk than investment grade securities. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

•Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Higher portfolio turnover also may result in higher taxes when Fund shares are held in a taxable account.

•Prepayment/Extension Risk. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline.

•Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

•Sustainable Investing Policy Risk. The Fund’s consideration of sustainability criteria could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not consider such sustainability criteria. Sustainability related information provided by issuers and third parties, upon which the Fund may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries.

•To Be Announced (“TBA”) Transactions Risk.  The Fund may enter into TBA transactions to purchase mortgage-related securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date or if the counterparty does not deliver the securities as promised.

•U.S. Government Securities Risk. Although the Fund’s U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to

Summary Section – Brown Advisory Mortgage Securities Fund
purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.

•Valuation Risk. The prices provided by pricing services or independent dealers or the fair value determinations made by the Adviser may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance of Investor Shares from year-to-year. The table shows how the average annual returns of the Investor Shares and Institutional Shares for the 1 year, 5 year, and 10 year periods compare to the Fund's primary broad-based market index and a secondary index provided to offer additional market perspective. In accordance with regulatory requirements, the Fund has selected the Bloomberg U.S. Aggregate Bond Index as the Fund’s primary benchmark. The Bloomberg Mortgage Backed Securities Index is also included for comparison.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/mortgage-securities-fund or by calling 800‑540‑6807 (toll free) or call 414-203-9064.

Brown Advisory Mortgage Securities Fund – Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2026 was -3.50%. During the period shown in the chart, the highest quarterly return was 6.62% (for the quarter ended December 31, 2023) and the lowest quarterly return was -4.91% (for the quarter ended September 30, 2022).

Summary Section – Brown Advisory Mortgage Securities Fund
Brown Advisory Mortgage Securities Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Investor Shares
–Return Before Taxes	7.98%	0.33%	1.81%
–Return After Taxes on Distributions	6.03%	-0.93%	0.71%
–Return After Taxes on Distributions and Sale of Fund Shares	4.69%	-0.30%	0.90%
Institutional Shares
–Return Before Taxes	8.06%	0.36%	1.85%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses and taxes)	7.30%	-0.36%	2.01%
Bloomberg Mortgage Backed Securities Index (reflects no deduction for fees, expenses and taxes)	8.58%	0.15%	1.59%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Management

Investment Adviser	Portfolio Manager
Brown Advisory LLC	Garritt Conover, CFA, CAIA, has served as lead portfolio manager to the Fund since April 2022, and Chris Roof, CFA, has served as associate portfolio manager of the Fund since April 2022.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
–Standard Accounts	$1,000,000	$100
Investor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
–Qualified Retirement Plans	N/A	N/A
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Summary Section – Brown Advisory Mortgage Securities Fund

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
Brown Advisory – WMC Strategic European Equity Fund
Institutional Shares (BAFHX)
Investor Shares (BIAHX)
Advisor Shares (BAHAX)

Investment Objective
The Brown Advisory − WMC Strategic European Equity Fund (the “Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	1.03%	1.18%	1.43%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$105	$328	$569	$1,259
Investor Shares	$120	$375	$649	$1,432
Advisor Shares	$146	$452	$782	$1,713
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 63% of the average value of its portfolio.

Summary Section – Brown Advisory – WMC Strategic European Equity Fund
Principal Investment Strategies
Under normal conditions, the Brown Advisory − WMC Strategic European Equity Fund seeks to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of companies which are domiciled in or exercise the predominant part of their economic activity in Europe – defined as countries included in the MSCI Europe Index.

In determining whether a company is domiciled in or exercises the predominant part of its economic activity in Europe, the Fund will consider any one of the following four factors when making its determination: (i) country of organization; (ii) primary securities trading market; (iii) location of assets; or (iv) country where the company derives at least half of its revenue or profits. As of September 30, 2026, the following countries were included in the MSCI Europe Index: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

The Fund may purchase equity securities of companies of any size capitalization. Equity securities in which the Fund may invest include common stock, preferred stock, equity-equivalent securities such as stock futures contracts or convertible securities, equity options, other investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), real estate investment trusts (“REITs”), initial public offerings (“IPOs”), and exchange traded funds (“ETFs”).

The Fund may invest up to 20% of its net assets in securities of companies that are established or operating in countries that are considered to be outside of Europe, which may include less developed and emerging markets countries as well as other developed market countries.

The Fund may utilize options, futures contracts, currency forwards, swaps and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. The Fund may also invest in participatory notes which are instruments that are used to replicate the performance of certain underlying issuers and markets. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security. Investments in derivatives may be counted towards the Fund’s 80% Policy if they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.
The Fund may sell its portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments.  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the

Summary Section – Brown Advisory – WMC Strategic European Equity Fund
deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

•Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by a Fund may cause it to default or become unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling to pay interest or principal due on the security.

•Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•Currency and Exchange Rate Risk. Investments in currencies, currency futures contracts, forward currency exchange contracts or similar instruments, as well as securities that are denominated in foreign currency, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. In addition, the Fund may engage in currency hedging transactions. Currency hedging transactions are subject to the risk that a result opposite expectations occurs (an expected decline turns into a rise and conversely) resulting in a loss to the Fund.

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Derivatives Risk. The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser, which may result in losses that partially or completely offset gains in portfolio positions; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The risks of investing in derivative instruments also include leverage, liquidity, market, credit, operational and legal risks. Additionally, any derivatives held by the Fund will have counterparty associated risks, which are the risks that the other party to the derivative contract, which may be a derivatives exchange, will fail to make required payments or otherwise fail to comply with the terms of the contract. The Fund potentially could lose all or a large portion of its investment in the derivative instrument.

•Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. Emerging markets countries are also subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events. Emerging markets countries are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.
•Equity and General Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not

Summary Section – Brown Advisory – WMC Strategic European Equity Fund
increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Markets may, in response to economic, political (including geopolitical), social or market developments, governmental actions or intervention, natural disasters, epidemics, pandemics or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

•European Securities Risk. Because a significant portion of the assets of the Fund are invested in European securities, the Fund’s performance is expected to be impacted by the political, social and economic environment within Europe. As such, the Fund’s performance may be more volatile than the performance of funds that are more geographically diverse.

•Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity and higher volatility in foreign markets and less protection to the shareholders in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

•Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests, and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

•Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or more large investors. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact the Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large investor redemption activity also may increase the Fund’s brokerage and other expenses.

•Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

•Management Risk. The Fund may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Summary Section – Brown Advisory – WMC Strategic European Equity Fund
•REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. In connection with the Fund’s investments in REITs, the Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

•Smaller and Medium Capitalization Company Risk. Securities of smaller and medium sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies. Additionally the price of smaller companies may decline more in response to selling pressures.

•Valuation Risk. The prices provided by pricing services or independent dealers or the fair value determinations made by the Adviser may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance of Investor Shares from year-to-year. The table shows how the average annual returns for Investor Shares, Advisor Shares and Institutional Shares for the 1 year, 5 year, and 10 year periods compare to the Fund's primary broad-based market index.
Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/wmc-strategic-european-equity-fund or by calling 800-540-6807 (toll free) or call 414-203-9064.

Brown Advisory – WMC Strategic European Equity Fund – Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2026 was -0.17%. During the period shown in the chart, the highest quarterly return was 21.67% (for the quarter ended December 31, 2022) and the lowest quarterly return was -22.13% (for the quarter ended March 31, 2020).

Summary Section – Brown Advisory – WMC Strategic European Equity Fund
Brown Advisory – WMC Strategic European Equity Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Investor Shares
Return Before Taxes	47.19%	14.46%	11.30%
Return After Taxes on Distributions	44.53%	13.21%	10.14%
Return After Taxes on Distributions and Sale of Fund Shares	29.56%	11.42%	9.08%
Advisor Shares
Return Before Taxes	46.85%	14.17%	11.02%
Institutional Shares
Return Before Taxes	47.43%	14.64%	11.47%
MSCI Europe Index (reflects no deduction for fees, expenses and taxes)	35.41%	10.30%	8.52%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Advisor Shares and Institutional Shares will vary.

Management
Brown Advisory LLC is the Fund’s investment adviser. Wellington Management Company LLP is the Fund’s Sub-Adviser.

Investment Sub-Adviser	Portfolio Manager
Wellington Management Company LLP	C. Dirk Enderlein, CFA, has served as portfolio manager since the Fund’s inception in 2013.
Purchase and Sale of Fund Shares
The Fund will stop accepting new purchases, subject to certain exceptions. For more information, please see the section entitled "Your Account - How to Buy Shares - General Notes on Buying Shares - Restriction on Sale of Shares of the Brown Advisory - WMC Strategic European Equity Fund" in the Fund's statutory prospectus. You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
•Standard Accounts	$1,000,000	$100
Investor Shares
•Standard Accounts	$100	$100
•Traditional and Roth IRA Accounts	$100	N/A
•Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
•Standard Accounts	$100	$100
•Traditional and Roth IRA Accounts	$100	N/A
•Accounts with Systematic Investment Plans	$100	$100
•Qualified Retirement Plans	N/A	N/A

Summary Section – Brown Advisory – WMC Strategic European Equity Fund
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.
Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
Brown Advisory Emerging Markets Select Fund
Institutional Shares (BAFQX)
Investor Shares (BIAQX)
Advisor Shares (BAQAX)

Investment Objective
The Brown Advisory Emerging Markets Select Fund (the “Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses	0.20%	0.20%	0.20%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.11%	1.26%	1.51%
(1)Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$113	$353	$612	$1,352
Investor Shares	$128	$400	$692	$1,523
Advisor Shares	$154	$477	$824	$1,802

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s

Summary Section – Brown Advisory Emerging Markets Select Fund
performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 63% of the average value of its portfolio.

Principal Investment Strategies
Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities issued by companies that are established or operating in emerging market countries ("80% Policy"). These will consist of companies in emerging market countries in Latin America, Asia, Eastern Europe, Africa, and the Middle East. The Fund intends to invest primarily in the following countries (others may be added as markets in other countries develop):
•Asia: China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam.
•Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama, Peru, and Venezuela.
•Eastern Europe: Croatia, Czech Republic, Estonia, Hungary, Kazakhstan, Latvia, Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, Turkey, and Ukraine.
•Africa and the Middle East: Bahrain, Botswana, Egypt, Israel, Jordan, Kenya, Kuwait, Lebanon, Mauritius, Morocco, Nigeria, Oman, Qatar, Saudi Arabia, South Africa, Tunisia, United Arab Emirates, and Zimbabwe.

The Fund considers a company to be established or operating in emerging market countries if: (i) it is organized under the laws of or maintains its principal office in an emerging market country; (ii) its securities are principally traded on trading markets in emerging markets countries; (iii) it derives at least 50% of its total revenue or profits from either goods or services produced or sales made in emerging markets countries; or (iv) it has at least 50% of its assets in emerging market countries.

The Fund may purchase equity securities of companies of any size capitalization. Equity securities in which the Fund may invest include common stock, preferred stock, equity-equivalent securities such as convertible securities, stock futures contracts, equity options, other investment companies, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Non-Voting Depositary Receipts (“NVDRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”), initial public offerings (“IPOs”), and the Fund may also invest in fixed income securities and private placements.

The Fund may invest up to 20% of its net assets in securities of companies that are established or operating in countries that are considered to be outside of emerging markets, which may include other less developed countries as well as developed market countries. Such less developed countries share many similar attributes with emerging markets countries, however, their markets are not yet considered to be as developed as those in the emerging markets.

The Fund may utilize rights, warrants, options, futures contracts and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. The Fund may also invest in Contracts for Difference or participatory notes which are instruments that are used to replicate the performance of certain underlying issuers and markets. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security. Investments in derivatives may be counted towards the Fund’s 80% Policy if they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.

The Fund may invest up to 20% of its net assets in fixed income securities.

The Fund may sell its portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments.  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Summary Section – Brown Advisory Emerging Markets Select Fund
Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

•Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by a Fund may cause it to default or become unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling to pay interest or principal due on the security.

•Currency and Exchange Rate Risk. Investments in currencies, currency futures contracts, forward currency exchange contracts or similar instruments, as well as securities that are denominated in foreign currency, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. In addition, the Fund may engage in currency hedging transactions. Currency hedging transactions are subject to the risk that a result opposite expectations occurs (an expected decline turns into a rise and conversely) resulting in a loss to the Fund.

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Debt/Fixed Income Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, a decrease in interest rates typically causes an increase in the value of debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

•Derivatives Risk. The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser, which may result in losses that partially or completely offset gains in portfolio positions; or that, when used for

Summary Section – Brown Advisory Emerging Markets Select Fund
hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The risks of investing in derivative instruments also include leverage, liquidity, market, credit, operational and legal risks. Additionally, any derivatives held by the Fund will have counterparty associated risks, which are the risks that the other party to the derivative contract, which may be a derivatives exchange, will fail to make required payments or otherwise fail to comply with the terms of the contract. The Fund potentially could lose all or a large portion of its investment in the derivative instrument.

•Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. Emerging markets countries are also subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events. Emerging markets countries are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

•Equity and General Market Risk. Equity securities susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Markets may, in response to economic, political (including geopolitical), social or market developments, governmental actions or intervention, natural disasters, epidemics, pandemics or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

•Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity and higher volatility in foreign markets and less protection to the shareholders in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

•Geographic Focus Risk. To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory and other risks relating to such region or country. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Summary Section – Brown Advisory Emerging Markets Select Fund
•Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests, and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

•Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

•Management Risk. The Fund may not meet its investment objective based on the Sub-Advisers' success or failure to implement investment strategies for the Fund.

•Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. In connection with the Fund’s investments in REITs, the Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

•Smaller and Medium Capitalization Company Risk. Securities of smaller and medium sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies. Additionally the price of smaller companies may decline more in response to selling pressures.

•Valuation Risk. The prices provided by pricing services or independent dealers or the fair value determinations made by the Adviser may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.  The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance of Investor Shares from year-to-year. The table shows how the average annual returns of the Investor Shares, Advisor Shares and Institutional Shares for the 1 year, 5 year, and 10 year periods compare to the Fund's primary broad-based market index. Prior to February 23, 2019, the Fund engaged a different, sole investment sub-adviser and operated subject to different principal investment strategies. As a result, the performance prior to February 23, 2019 is attributable to the former investment sub-adviser and different principal investment strategies.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/emerging-markets-select-fund or by calling 800‑540‑6807 (toll free) or call 414-203-9064.

Summary Section – Brown Advisory Emerging Markets Select Fund
Brown Advisory Emerging Markets Select Fund – Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2026 was 16.77%. During the period shown in the chart, the highest quarterly return was 21.39% (for the quarter ended December 31, 2020) and the lowest quarterly return was -24.85% (for the quarter ended March 31, 2020).

Brown Advisory Emerging Markets Select Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Investor Shares
–Return Before Taxes	30.82%	6.10%	7.45%
–Return After Taxes on Distributions	30.44%	5.89%	7.32%
–Return After Taxes on Distributions and Sale of Fund Shares	18.71%	4.83%	6.19%
Advisor Shares
–Return Before Taxes	30.48%	5.84%	7.18%
Institutional Shares
–Return Before Taxes	30.96%	6.24%	7.62%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses and taxes)	33.57%	4.20%	8.42%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Advisor Shares and Institutional Shares will vary.
Management
Brown Advisory LLC is the Fund’s investment adviser. Wellington Management Company LLP and Pzena Investment Management, LLC are the Fund’s Sub-Advisers.

Investment Sub-Advisers	Portfolio Managers
Wellington Management Company LLP	Niraj Bhagwat, CA, has served as portfolio manager of the Fund since 2019.
Pzena Investment Management, LLC	Rakesh Bordia, Caroline Cai, and Allison Fisch have served as co-portfolio managers of the Fund since 2019. Akhil Subramanian has served as a co-portfolio manager of the Fund since 2023. Effective January 1, 2027, Allison Fisch will no longer serve as portfolio manager of the Fund and Yinan Zhao will serve as a portfolio manager of the Fund.

Summary Section – Brown Advisory Emerging Markets Select Fund
Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$1,000,000	$100
Investor Shares
– Standard Accounts	$100	$100
– Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
–Qualified Retirement Plans	N/A	N/A
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
Brown Advisory – Beutel Goodman Large-Cap Value Fund
Institutional Shares (BVALX)
Investor Shares (BIAVX)
Advisor Shares (Not Available for Sale)

Investment Objective
The Brown Advisory – Beutel Goodman Large-Cap Value Fund (the “Fund”) seeks to achieve capital appreciation.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.56%	0.71%	0.96%
(1)Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$57	$179	$313	$701
Investor Shares	$73	$227	$395	$883
Advisor Shares	$98	$306	$531	$1,178

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 37% of the average value of its portfolio.

Summary Section- Brown Advisory – Beutel Goodman Large-Cap Value Fund

Principal Investment Strategies
Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies that have value characteristics (“80% Policy”). For purposes of this 80% Policy, large-capitalization companies are companies with market capitalizations greater than $5 billion. A company is considered to have value characteristics if it (i) is included in a Russell value index, (ii) is classified as a value company by an independent third-party source, or (iii) is determined by the Adviser to have value characteristics based on one or more qualitative or quantitative factors, including consideration of past, current or future earnings, cash flows, book value and sales or growth rates relative to a company’s history, industry or the broader market.

The Fund seeks to invest in companies at discounts to their business value, which the Fund considers to be the present value of sustainable free cash flow. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research. Accordingly, investments are made only when the Fund believes there is a sufficient discount to business value to mitigate the loss of capital in the event of adverse circumstances.

Equity securities in which the Fund may invest include common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”), and other types of investment companies. The Fund may also invest in private placements in these types of securities. The Fund may invest in ETFs and other types of investment companies that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. The Fund may invest up to 20% of its net assets in foreign securities. The Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.

The Fund may utilize options, futures contracts and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security. Investments in derivatives may be counted towards the Fund’s 80% Policy if they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.

The Fund may sell a security or reduce its position if it believes:
•The security subsequently fails to meet initial investment criteria;
•A more attractively priced security is found; or
•The security becomes overvalued relative to the long-term expectation.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•American Depositary Receipts (“ADRs”) Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the

Summary Section- Brown Advisory – Beutel Goodman Large-Cap Value Fund
cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

•Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Derivatives Risk. The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser, which may result in losses that partially or completely offset gains in portfolio positions; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The risks of investing in derivative instruments also include leverage, liquidity, market, credit, operational and legal risks. Additionally, any derivatives held by the Fund will have counterparty associated risks, which are the risks that the other party to the derivative contract, which may be a derivatives exchange, will fail to make required payments or otherwise fail to comply with the terms of the contract. The Fund potentially could lose all or a large portion of its investment in the derivative instrument.

•Equity and General Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Markets may, in response to economic, political (including geopolitical), social or market developments, governmental actions or intervention, natural disasters, epidemics, pandemics or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity and higher volatility in foreign markets and less protection to the shareholders in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

•Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests, and these fees and expenses are in addition to the fees

Summary Section- Brown Advisory – Beutel Goodman Large-Cap Value Fund
and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

•Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Management Risk. The Fund may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

•Non-Diversification Risk.  Investment by the Fund in securities of a limited number of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

•Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. In connection with the Fund’s investments in REITs, the Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

•Value Company Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.  The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The chart shows changes in the Fund’s performance of Institutional Shares from year-to-year. The table shows how the average annual returns of Institutional Shares and Investor Shares for the 1 year, 5 year, and since inception periods compare to the Fund's primary broad-based market index and a secondary index provided to offer additional market perspective. In accordance with regulatory requirements, the Fund has selected the Russell 1000® Index as the Fund’s primary benchmark. The Russell 1000® Value Index is also included for comparison.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/beutel-goodman-large-cap-value-fund or by calling 800-540-6807 (toll free) or call 414-203-9064.

Summary Section- Brown Advisory – Beutel Goodman Large-Cap Value Fund
Brown Advisory - Beutel Goodman Large-Cap Value Fund – Institutional Shares
Annual Total Return

The Fund’s calendar year-to-date total return as of September 30, 2026 was 10.82%. During the period shown in the chart, the highest quarterly return was 16.91% (for the quarter ended December 31, 2022) and the lowest quarterly return was -20.42% (for the quarter ended March 31, 2020).

Brown Advisory - Beutel Goodman Large-Cap Value Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	Since Inception (02/13/18)
Institutional Shares
–Return Before Taxes	5.27%	9.07%	9.62%
–Return After Taxes on Distributions	3.66%	7.51%	8.36%
–Return After Taxes on Distributions and Sale of Fund Shares	4.15%	6.89%	7.51%
Investor Shares
–Return Before Taxes	5.19%	8.92%	9.46%
Russell 1000® Index (reflects no deduction for fees, expenses and taxes)	17.37%	13.59%	14.33%
Russell 1000® Value Index (reflects no deduction for fees, expenses and taxes)	15.91%	11.33%	9.77%
NOTE:  The Fund offers two classes of shares.  Institutional Shares commenced operations on February 13, 2018, and Investor Shares commenced operations on June 30, 2021. Performance shown prior to inception of the Investor Shares is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to Investor Shares.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only. After-tax returns for Investor Shares will vary.

Summary Section- Brown Advisory – Beutel Goodman Large-Cap Value Fund
Management
Brown Advisory LLC is the Fund’s investment adviser. Beutel, Goodman & Company Ltd. is the Fund’s Sub-Adviser.

Investment Sub-Adviser	Portfolio Managers
Beutel, Goodman & Company Ltd.	Rui Cardoso, CFA, and Glenn Fortin, CFA, have served as portfolio managers since the Fund’s inception in 2018.
Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
–Standard Accounts	$1,000,000	$100
Investor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
–Qualified Retirement Plans	N/A	N/A
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
BROWN ADVISORY - WMC JAPAN EQUITY FUND
Institutional Shares (BAFJX)
Investor Shares (BIJEX)
Advisor Shares (Not Available for Sale)

Investment Objective
The Brown Advisory - WMC Japan Equity Fund (the “Fund”) seeks to achieve total return by investing principally in equity securities of companies which are domiciled in or exercise the predominant part of their economic activity in Japan.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses	0.13%	0.13%	0.13%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.94%	1.09%	1.34%
(1)Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$96	$300	$520	$1,155
Investor Shares	$111	$347	$601	$1,329
Advisor Shares	$136	$425	$734	$1,613

Summary Section- Brown Advisory - WMC Japan Equity Fund
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 83% of the average value of its portfolio.

Principal Investment Strategies
Under normal conditions, the Brown Advisory - WMC Japan Equity Fund seeks to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of companies which are domiciled in or exercise the predominant part of their economic activity in Japan (“80% Policy”).

In determining whether a company is domiciled in or exercises the predominant part of its economic activity in Japan, the Fund will consider any one of the following four factors when making its determination: (i) country of organization; (ii) primary securities trading market; (iii) location of assets with respect to at least half of the company’s assets; or (iv) country where the company derives at least half of its revenue or profits.
The Fund may purchase equity securities of companies of any size capitalization. Equity securities in which the Fund may invest include common stock, preferred stock, equity-equivalent securities such as stock futures contracts or convertible securities, equity options, other investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), real estate investment trusts (“REITs”), initial public offerings (“IPOs”), and exchange traded funds (“ETFs”).

The Fund may invest up to 20% of its net assets in securities of companies that are established or operating in countries outside of Japan, which may include less developed and emerging markets countries as well as other developed market countries.
The Fund may utilize options, futures contracts, currency forwards, swaps and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. It is expected that the Fund will generally not hedge the portfolio’s Japanese yen exposure. However, the Fund reserves the right to partially or fully hedge the portfolio’s Japanese yen exposure in order to manage risk. The Fund may also opportunistically reduce equity exposure using futures contracts. In addition, the Fund may invest in participatory notes which are instruments that are used to replicate the performance of certain underlying issuers and markets. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security. Investments in derivatives may be counted towards the Fund’s 80% Policy if they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.

The Fund may sell its portfolio securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.
Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:
•American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to

Summary Section- Brown Advisory - WMC Japan Equity Fund
pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.
•Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.
•Currency and Exchange Rate Risk. Investments in currencies, currency futures contracts, forward currency exchange contracts or similar instruments, as well as securities that are denominated in foreign currency, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. In addition, the Fund may engage in currency hedging transactions. Currency hedging transactions are subject to the risk that a result opposite expectations occurs (an expected decline turns into a rise and conversely) resulting in a loss to the Fund.
•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Derivatives Risk. The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser, which may result in losses that partially or completely offset gains in portfolio positions; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The risks of investing in derivative instruments also include leverage, liquidity, market, credit, operational and legal risks. Additionally, any derivatives held by the Fund will have counterparty associated risks, which are the risks that the other party to the derivative contract, which may be a derivatives exchange, will fail to make required payments or otherwise fail to comply with the terms of the contract. The Fund potentially could lose all or a large portion of its investment in the derivative instrument.
•Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. Emerging markets countries are also subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events. Emerging markets countries are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.
•Equity and General Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Markets may, in response to economic, political (including geopolitical), social or

Summary Section- Brown Advisory - WMC Japan Equity Fund
market developments, governmental actions or intervention, natural disasters, epidemics, pandemics or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.
•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.
•Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity and higher volatility in foreign markets and less protection to the shareholders in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.
•Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests, and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.
•Japanese Securities Risk. Because a significant portion of the assets of the Fund are invested in Japanese securities, the Fund’s performance is expected to be closely tied to the political, social and economic conditions within Japan. The Japanese economy has at times in the past been negatively affected by government intervention and protectionism, a deflationary macroeconomic environment, a heavy reliance on international trade and natural disasters. These factors, as well as an aging population, increases in government debt and changes to fiscal, monetary, or trade policies, may affect Japanese markets and the Fund’s performance. As such, the Fund’s performance may be more volatile than the performance of funds that are more geographically diverse.
•Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or more large investors. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact the Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large investor redemption activity also may increase the Fund’s brokerage and other expenses.
•Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.
•Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.
•Medium Capitalization Company Risk. Securities of medium sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies. Additionally, the price of medium-sized companies may decline more in response to selling pressures.

Summary Section- Brown Advisory - WMC Japan Equity Fund
•New Fund Risk. The Fund is new with a limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.
•REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. In connection with the Fund’s investments in REITs, the Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.
•Smaller Company Risk. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.
•Valuation Risk. The prices provided by pricing services or independent dealers or the fair value determinations made by the Adviser may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change and will vary depending on the information that is available.
Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance of Investor Shares for one year. The table shows how the average annual returns of Investor Shares and Institutional Shares for the 1 year and since inception periods compare to the Fund's primary broad-based market index. In accordance with regulatory requirements, the Fund has selected the TOPIX Net Total Return Index as the Fund’s primary benchmark.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/wmc-japan-equity-fund or by calling 800-540-6807 (toll free) or call 414-203-9064.

Brown Advisory - WMC Japan Equity Fund– Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2026 was 23.94%. During the period shown in the chart, the highest quarterly return was 10.68% (for the quarter ended June 30, 2025) and the lowest quarterly return was 3.00% (for the quarter ended December 31, 2025.

Summary Section- Brown Advisory - WMC Japan Equity Fund
Brown Advisory - WMC Japan Equity Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	Since Inception (09/30/2024)
Investor Shares
–Return Before Taxes	28.42%	15.44%
–Return After Taxes on Distributions	26.83%	14.29%
–Return After Taxes on Distributions and Sale of Fund Shares	17.18%	11.48%
Institutional Shares
–Return Before Taxes	28.69%	15.63%
TOPIX Net Total Return Index (reflects no deduction for fees, expenses and taxes)	25.32%	15.84%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Management
Brown Advisory LLC is the Fund’s investment adviser. Wellington Management Company LLP is the Fund’s Sub-Adviser.

Investment Sub-Adviser	Portfolio Manager
Wellington Management Company LLP	Katsuhiro Iwai, CFA, CMA, has served as portfolio manager since the Fund’s inception in 2024.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
•Standard Accounts	$1,000,000	$100
Investor Shares
•Standard Accounts	$100	$100
•Traditional and Roth IRA Accounts	$100	N/A
•Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
•Standard Accounts	$100	$100
•Traditional and Roth IRA Accounts	$100	N/A
•Accounts with Systematic Investment Plans	$100	$100
•Qualified Retirement Plans	N/A	N/A
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Summary Section- Brown Advisory - WMC Japan Equity Fund
Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information about the Funds' Principal Investment Strategies
Brown Advisory Growth Equity Fund

Principal Investment Strategies
The Brown Advisory Growth Equity Fund seeks to achieve capital appreciation. Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of domestic companies that have growth characteristics (“80% Policy”). For purposes of this 80% Policy, a company is considered to have growth characteristics if it (i) is included in a Russell growth index, (ii) is classified as a growth company by an independent third-party source, or (iii) is determined by the Adviser to have growth characteristics based on one or more qualitative or quantitative factors, including projected earnings growth, sales growth or free cash flow growth, trailing earnings growth, research and development intensity, capital-raising activity intended to grow, fund or expand the business, or other characteristics the Adviser believes are indicative of above-average growth potential. The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The Fund primarily invests in securities of medium and large market capitalization companies that have high, sustainable earnings prospects along with attractive valuations.  The Adviser believes these companies have exhibited an above-average rate of earnings growth over the past few years and have prospects for above-average, sustainable growth in the future. Medium and large market capitalization companies include those with market capitalizations generally greater than $2 billion at the time of purchase. Equity securities include domestic common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”).  The Fund may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Fund may invest up to 15% of its net assets in foreign securities, including in emerging markets.

The Adviser’s Process — Purchasing Portfolio Securities. The Fund seeks to purchase securities that the Adviser considers to have attractive valuations based on the strong fundamentals of the underlying companies. The Adviser starts by using in-house research and other sources to identify a universe of high quality companies across a range of industries. High quality companies are businesses that the Adviser believes have:
•Significant market opportunities (both in terms of magnitude and duration) where the companies are leaders or potential leaders in their respective markets;
•Proprietary products and services, new product development and product cycle leadership that sustain a strong brand franchise; and
•A strong management team that is proactive, consistently executes effectively, and anticipates and adapts to change.

The Fund may also invest in companies that do not exhibit particularly strong earnings histories but have other attributes that may contribute to accelerated growth in the foreseeable future. These attributes include, but are not limited to:
•A strong competitive position;
•A history of innovation;
•Excellent management; and
•The financial resources to support long-term growth.

The Adviser believes that attractive risk-adjusted returns can be better achieved by buying and holding securities of companies over long periods of time. As a result, the Adviser focuses on those companies that it believes have the ability to grow earnings at above average rates over several years (i.e. at an annualized rate of 14% or more over a full market cycle). Factors considered include:
•Product cycles, pricing flexibility and product or geographic mix;
•Sustainability of fundamental growth drivers;
•Cash flow and financial resources to fund growth; and
•Catalysts for growth such as changes in regulation, management, business cycle, business mix and industry consolidation.

The Adviser then uses a variety of valuation techniques to identify those companies whose securities are attractively valued relative to the market, their peer groups and their own price history. These techniques include analyses of price/earnings ratios, price/sales ratios and price/cash flow ratios. Valuation techniques also permit the Adviser to mitigate the potential downside risk

Additional Information about the Funds' Principal Investment Strategies of an investment candidate by demonstrating the difference in the estimated value of a company’s equity security and its current market price.

The Adviser’s valuation discipline attempts to estimate a range of value for each company whose security is considered for purchase. The range of value will be used to estimate the spread or “margin of safety” between a company’s current stock price and a reasonable “worst case” low price for the security.

The Adviser considers sustainable investment research provided by the research analysts or via third-party data, in its investment decision-making process where such research is considered by the Adviser to be material to long-term performance. Where this analysis is taken into account, the Adviser assesses relevant qualitative or quantitative information in combination with fundamental analysis.

The Adviser’s Process — Selling Portfolio Securities. The Adviser regularly monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the portfolio companies. The Adviser may sell a security or reduce its position if:
•It fails to meet initial investment criteria;
•A more attractively priced security is found; or
•The security becomes overvalued relative to the long-term expectation.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with the investment objective and principal investment strategy and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position taken at the wrong time may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund
The Fund may be appropriate for you if you:
•Are willing to tolerate significant changes in the value of your investment;
•Are pursuing a long-term investment goal; or
•Are willing to accept risk of market value fluctuation in the short-term.
The Fund may not be appropriate for you if you:
•Want an investment that pursues market trends or focuses only on particular sectors or industries;
•Need regular income or stability of principal; or
•Are pursuing a short-term investment goal or investing emergency reserves.

Additional Information about the Funds' Principal Investment Strategies
Brown Advisory Flexible Equity Fund

Principal Investment Strategies
Under normal conditions, Brown Advisory LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities (“80% Policy”). The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% Policy. The Fund invests primarily in a portfolio of equity securities issued by large, middle and small capitalization companies that the Adviser believes have strong, or improving, long-term business characteristics and share prices that do not reflect certain favorable fundamental attributes. Such attributes include what the Adviser believes are favorable business economics supported by enduring competitive advantages, capable and trustworthy management, positive industry dynamics and sensible capital allocation. Equity securities include domestic and foreign common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”), and business development companies (“BDCs”). The Fund may also invest in private placements in these types of securities. The Fund may invest in ETFs and (“BDCs”) that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. The Fund may invest up to 15% of its net assets in foreign securities, including emerging markets.

The Adviser follows an investment philosophy referred to as “flexible equity.” Flexibility allows the Adviser to implement both growth and value styles and look across market cap ranges, expanding the bargain hunting concepts of value investing to a broader range of opportunities. The Adviser emphasizes individual security selection based on identifying long-term attractive businesses, i.e., those with significant desirable traits and few or no undesirable traits, when they are available at what the Adviser considers to be bargain prices. Desirable traits include favorable business economics supported by enduring competitive advantages, capable and trustworthy management, positive industry dynamics and sensible capital allocation. The Adviser believes that bargain prices most often arise in the stock market due to short-term investor perceptions or temporary business challenges creating undue price declines and price recovery potential, or unrecognized favorable prospects within a business or changes for the better in company management or industry conditions.

With respect to 20% of its assets, the Fund may invest in investment grade securities or unrated securities determined by the Adviser to be of comparable quality.

The sale of a company’s equity securities may arise if the securities’ market price exceeds the Adviser’s estimate of intrinsic value, if the ratio of risk and rewards of continuing to own the company’s equity is no longer attractive, (i.e., the Adviser believes the downside return potential exceeds the upside return potential when considering the range of estimated future security prices), or if the Adviser needs to raise cash to purchase a more attractive investment opportunity, satisfy net redemptions, or other purposes.

The Adviser’s Process — Purchasing Portfolio Securities. The Adviser uses a research-intensive security selection process. Many characteristics of the underlying company are analyzed prior to purchasing its security in the Fund’s portfolio. These include:
•A company’s market position and competitive advantages;
•Its current and potential financial strength;
•Its earnings and free cash flow; and
•The effectiveness of its management team.
The Adviser believes a company’s market position and future market share are material to driving the growth of revenue, earnings, and free cash flows, and that future earnings and future free cash flows per share are drivers of a company’s stock return potential. These factors, along with the current share price, are considered in the Fund’s security selection process.
The Adviser also considers sustainable investment research provided by the research analysts or via third-party data, in its investment decision-making process where such research is considered by the Adviser to be material to long-term performance. The nature of the specific criteria considered will vary depending on the relevance to the security’s business model. Investment risks and/or opportunities related to criteria such as climate change, natural capital, or human capital may be considered. Where this analysis is taken into account, the Adviser assesses what it believes are relevant qualitative or quantitative information in combination with fundamental analysis. When considered, the data sources that inform sustainable investment research may

Additional Information about the Funds' Principal Investment Strategies include, though are not necessarily limited to, company disclosures, third-party data, expert networks, or industry publications. Third-party data providers are generally aggregators of sustainability data including but not limited to, climate, human capital, and governance data sets. Securities are not required to meet any minimum sustainable investment criteria; rather sustainable investment research is one of many considerations in security selection.

The Adviser constructs its portfolio one security at a time in seeking those with the best long-term potential, and may express its conviction in its favorite holdings through increased weightings. The Adviser does not limit its investments to securities of a particular market cap range but the focus is generally on companies with market capitalizations greater than $2 billion at the time of purchase.

The Adviser’s Process — Purchasing Portfolio Securities. The Adviser uses a research-intensive security selection process. Many characteristics of the underlying company are analyzed prior to purchasing its security in the Fund’s portfolio. These include:
•A company’s market position and competitive advantages;
•Its current and potential financial strength;
•Its earnings and free cash flow; and
•The effectiveness of its management team.

The Adviser considers sustainable investment research provided by the research analysts or via third-party data, in its investment decision-making process where such research is considered by the Adviser to be material to long-term performance. Where this analysis is taken into account, the Adviser assesses relevant qualitative or quantitative information in combination with fundamental analysis.

The Adviser constructs its portfolio one security at a time in seeking those with the best long-term potential, and may express its conviction in its favorite holdings through increased weightings. The Adviser does not limit its investments to securities of a particular market cap range but the focus is generally on larger companies.

The Adviser’s Process — Selling Portfolio Securities. The Adviser regularly monitors companies in the Fund’s portfolio to determine if their stock price and future prospects continue to appear attractive or if they are beginning to show signs of deterioration. The Adviser may sell a security or reduce its position if:
•The security has reached a price whereby its risk/reward characteristics are not as favorable;
•A company’s fundamentals are deteriorating to the point where the original investment thesis for owning the stock is no longer intact; or
•A better opportunity has been identified.

Under normal circumstances, the Adviser is a long-term investor with holding periods for securities of one to five years, therefore on average, the annual portfolio turnover is not expected to be high.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund
The Fund may be appropriate for you if you:
•Are willing to tolerate significant changes in the value of your investment;
•Are pursuing a long-term investment goal; or
•Are willing to accept risk of market value fluctuation in the short-term.
The Fund may not be appropriate for you if you:
•Want an investment that pursues market trends or focuses only on particular sectors or industries;
•Need regular income or stability of principal; or
•Are pursuing a short-term investment goal.

Additional Information about the Funds' Principal Investment Strategies
Brown Advisory Sustainable Growth Fund

Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of domestic companies that have growth characteristics and meet the sustainable investment criteria of the Fund, collectively the “Investment Criteria” (“80% Policy”). For purposes of this 80% Policy, a company will meet the Fund’s sustainable investment criteria if the Adviser believes it effectively implements a Sustainable Business Advantage (as defined below). A company is considered to have growth characteristics if it (i) is included in a Russell growth index, (ii) is classified as a growth company by an independent third-party source, or (iii) is determined by the Adviser to have growth characteristics based on one or more qualitative or quantitative factors, including projected earnings growth, sales growth or free cash flow growth, trailing earnings growth, research and development intensity, capital-raising activity intended to grow, fund or expand the business, or other characteristics the Adviser believes are indicative of above-average growth potential. The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The Fund invests primarily in the securities of medium and large capitalization companies that, in the Adviser’s view, (1) have the fundamental strengths (strong financials and business models) to outperform their peers and deliver strong earnings growth over a market cycle, (2) effectively implement Sustainable Business Advantages (such as revenue growth, cost improvements, or enhanced franchise value), and (3) have attractive valuations.

Medium and large capitalization companies are, according to the Adviser, those companies with market capitalizations generally greater than $2 billion at time of purchase. The Fund may also invest a portion of the portfolio in equity securities of small market capitalization companies.

Equity securities in which the Fund principally invests are common stocks. Common stocks are equity securities that represent a proportionate share of the ownership of a company; their value is generally based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Furthermore, the Fund may invest up to 15% of assets in foreign securities (including American Depositary Receipts (“ADRs”)), which may include emerging markets securities. ADRs may be either sponsored or unsponsored. The Fund also may invest in real estate investment trusts (“REITs”).

The Adviser seeks companies with strong business models and prospects for growth, cost improvements, enhanced franchise value, strong cash flow generation, and a solid track record of execution, among other qualities. Through investment analysis the Adviser also seeks companies with Sustainable Business Advantages, defined as companies that use internal sustainability strategies to improve their financial position, including but not limited to, those strategies that lead to revenue growth, cost improvements, or enhanced franchise value. The Adviser also seeks companies that have strong risk management practices in place where sustainability-related risks may be present.

The Adviser leverages research that seeks to understand fundamental and sustainability characteristics for every security added to the portfolio. However, at the Adviser’s discretion, the Fund is permitted to make an investment without a written sustainable investment research assessment on file at the time of purchase, as long as the Adviser believes the security meets the Fund’s sustainable investment criteria.

The Adviser pursues strategic engagement with companies and other stakeholders in an effort to enhance due diligence and monitor the investment thesis.

In the Adviser’s view, a company must satisfy one of the following definitions in order to meet the Fund’s sustainable investment criteria:

(1) The company’s internal sustainability strategies lead to one or more Sustainable Business Advantages (such as revenue growth, cost improvements, or enhanced franchise value) or that lead to reduced risk to a company’s prospects for growth.

Additional Information about the Funds' Principal Investment Strategies
The Adviser believes that a company’s sustainability performance and its level of commitment to sustainability can have a significant influence on its financial performance. Sustainable business practices can lead to cost advantages, quality improvements and improved profitability. Growing consumer preferences for sustainability practices may lead not only to increased customer loyalty but to increased employee loyalty as well. Finally, a company that makes an effort to minimize the risk of negative impacts on employees, customers, and communities where it operates can also reduce the risks of direct consequences such as lawsuits, regulatory violations, and other disruptive events that can adversely impact shareholder value. Companies considered for the Fund are also actively managing how they deal with the indirect consequences of sustainability-related risks, such as reduced demand for goods that are not energy-efficient, the potential long-terms risks and physical costs of climate change, or challenges attracting talent when human capital management is not prioritized.

(2) The company’s products have a competitive advantage as a result of sustainability drivers such as resource efficient design or manufacturing.

Manufacturing processes that incorporate sustainability practices may drive top- and bottom-line benefits by virtue of being resource efficient. Increased productivity, lower materials use, smaller waste streams, and lower emissions are some of the sustainability characteristics of efficient operations and manufacturing. The tangible financial benefits of such performance may include higher gross margins due to input resource efficiency, or increased productivity and greater operating leverage. The “use” phase of a product is also likely to have environmental impacts, and leading sustainability companies take this into account in their product design. Sustainability considerations in product design may confer a competitive advantage that exceeds customers’ cost and quality requirements such as smaller size, less wasted materials, or a longer product lifetime.

(3) The company provides products or services that offer effective solutions to the world’s long-term sustainability challenges.

The Adviser believes that companies providing solutions to pressing sustainability challenges will benefit from a variety of factors, including:
•The need to address a developing scenario of global scarcity in energy, water and other commodity markets;
•Unsustainable trends in agriculture, with ever-increasing global demand creating a significant need to improve crop yields;
•Population growth and the rising middle class around the world with voracious appetites for transportation fuel, clean and hot water, electricity, and other comforts that must be achieved in a sustainable way;
•Increasing corporate demand for specialized services to meet a widening array of environmental regulations being implemented across the globe; and
•Rapid advances in new technologies that are enabling cost-competitive solutions to environmental and social challenges.

Finally, the Adviser uses scenario analyses to assess the company’s valuation and potential for appreciation or downside risk.

The Adviser’s Process – Purchasing Portfolio Securities. The Adviser uses in-house resources to identify companies that meet the Fund’s sustainable investment criteria, appear to have strong, experienced management teams, unique competitive advantages and substantial growth opportunities within their relevant market(s).

When a company appears to meet these criteria, the Adviser initiates an in-depth fundamental research process to evaluate the company’s long-term earnings growth potential and the long-term durability of its business model. This fundamental research includes a business-focused assessment of opportunities, such as particular product lines which satisfy demand for a sustainable solution, or a business model whose sustainability attributes convey an overall cost advantage or other advantage to the company. Desirable fundamental characteristics include:
•Strong competitive position driven by proprietary product advantages, technology leadership, scale or other factors;
•Reliable external growth drivers;
•Diversified revenue streams, from multiple customer segments, geographies and business lines;
•Management teams with a track record of effective capital allocation and strategic execution, as well as the ability to anticipate and adapt to change; and
•Financial resources necessary to support long-term growth.

Additional Information about the Funds' Principal Investment Strategies
Additionally, the Adviser undertakes due diligence, with the goal of understanding Sustainable Business Advantages or sustainability-related risks associated with the company. The Adviser considers a variety of factors in due diligence, including but not limited to:
a.Climate and natural capital characteristics such as natural resource stewardship, pollution, and waste management
b.Community and human capital management characteristics such as labor practices, customer well-being, supply chain management, community relations, and governance structures, shareholder rights, management incentives, and business ethics.
The Adviser does not systematically exclude investments based on any singular characteristic. The Adviser is permitted to invest in a security if it determines the security has acceptable management of risks including sustainability-related issues notwithstanding contrary third-party data or third-party recommendations.

The Adviser has access to third-party data, but does not solely rely on third-party data or recommendations when making investment decisions for the Fund. The data informing this process is derived from a variety of sources, including the companies themselves and third-party sources. The Fund’s vendors provide sell-side data as well as environmental, social or governance related data, research and ratings. The Adviser believes its process is reasonably designed, although such data and qualitative information are inherently subject to interpretation, restatement, delay and omission outside the Adviser’s control.

The Adviser considers each proxy voting proposal related to holdings in the Fund on its own merits and an independent determination is made based on the relevant facts and circumstances, in consideration of the Adviser’s current Proxy Voting Policy.

When a company is judged to be a worthy candidate for the Fund’s portfolio, the Adviser uses a variety of valuation techniques to determine if a company’s stock is attractively valued relative to the market, its peer group, and its own history. These techniques include the use of financial models designed to determine the Adviser’s assessment of the upside potential for a security implied by a reasonable “best case” scenario, contrasted with the downside risk implied by a reasonable “worst case” scenario. Purchase decisions, initial position sizes, and ongoing adjustments to position size are largely based on the stock’s current valuation as measured against the range of values between these “best case” and “worst case” scenarios. In addition to regularly monitoring each stock’s price relative to its respective scenarios, the Adviser frequently refreshes the scenarios themselves to ensure fully informed decision-making.

The Adviser’s Process – Selling Portfolio Securities. The Adviser regularly monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in those companies. The Adviser may sell a security or reduce its position if:
•The investment thesis is violated;
•A more attractively priced security is found; or
•The security becomes overvalued relative to the Adviser’s long-term expectations.

Temporary Defensive Position. In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund
The Fund may be appropriate for you if you:
•Are willing to tolerate significant changes in the value of your investment;
•Are pursuing a long-term investment goal;
•Are willing to accept risk of market value fluctuation in the short-term; or
•Want an investment that focuses only on particular sectors or industries.
The Fund may not be appropriate for you if you:
•Need regular income or stability of principal;
•Are pursuing a short-term investment goal or investing emergency reserves; or
•Cannot tolerate fluctuation in the value of your investments.

Additional Information about the Funds' Principal Investment Strategies

Additional Information about the Funds' Principal Investment Strategies
Brown Advisory Small-Cap Growth Fund

Principal Investment Strategies
The Fund seeks to achieve capital appreciation by primarily investing in equity securities. Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization domestic companies that have growth characteristics (“80% Policy”). For purposes of this 80% Policy, small-capitalization companies are companies within the market capitalization range of issuers included in the Russell 2000® Growth Index during the trailing 13 months, which as of September 30, 2026 was between $28 million and $12.4 billion; however, this market capitalization range will change over time and with market conditions. A company is considered to have growth characteristics if it (i) is included in a Russell growth index, (ii) is classified as a growth company by an independent third-party source, or (iii) is determined by the Adviser to have growth characteristics based on one or more qualitative or quantitative factors, including projected earnings growth, sales growth or free cash flow growth, trailing earnings growth, research and development intensity, capital-raising activity intended to grow, fund or expand the business, or other characteristics the Adviser believes are indicative of above-average growth potential. The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

Equity securities include domestic common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”).  The Fund may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Fund may invest up to 20% of its net assets in foreign securities, including in emerging markets.

The Adviser’s Process — Purchasing Portfolio Securities. The Adviser begins by identifying a universe of small growth companies within the market capitalization range. From these companies, the Adviser uses research and other sources of information to select those companies it believes have the potential for long-term earnings growth that is not fully reflected in the security’s price. The Adviser then performs an in-depth analysis of the companies’ fundamentals to identify those that have:
•Substantial business opportunities relative to their operating history and size. These opportunities may arise from addressing large and fragmented markets or markets that are growing at rapid rates. In addition, the company’s ability to innovate may help create new markets for its products or services;
•Proprietary products, services or distribution systems that provide the company with a competitive edge;
•Management that demonstrates a “growth mentality” and a plan that the Adviser can understand, monitor and evaluate; or
•Attractively priced stocks compared to their growth potential.

The Adviser considers sustainable investment research provided by the research analysts or via third-party data, in its investment decision-making process where such research is considered by the Adviser to be material to long-term performance. Where this analysis is taken into account, the Adviser assesses relevant qualitative or quantitative information in combination with fundamental analysis.

The Adviser’s Process — Selling Portfolio Securities. The Adviser regularly monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a security or reduce its position if it believes:
•The security subsequently fails to meet initial investment criteria;
•A more attractively priced stock is found; or
•The security becomes overvalued relative to the long-term expectation.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Additional Information about the Funds' Principal Investment Strategies
Who May Want to Invest in the Fund
The Fund may be appropriate for you if you:
•Are willing to tolerate significant changes in the value of your investment;
•Are pursuing a long-term investment goal; or
•Are willing to accept risk of market value fluctuation in the short-term.
The Fund may not be appropriate for you if you:
•Want an investment that pursues market trends or focuses only on particular sectors or industries;
•Need regular income or stability of principal; or
•Are pursuing a short-term investment goal or investing emergency reserves.

Additional Information about the Funds' Principal Investment Strategies
Brown Advisory Small-Cap Fundamental Value Fund

Principal Investment Strategies
The Fund seeks to achieve long-term capital appreciation. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies that have value characteristics (“80% Policy”). For purposes of this 80% Policy, small-capitalization companies are companies within the market capitalization range of issuers included in the Russell 2000® Value Index during the trailing 13 months, which as of September 30, 2026 was between $6 million and $10.6 billion; however, this market capitalization range will change over time and with market conditions. A company is considered to have value characteristics if it (i) is included in a Russell value index, (ii) is classified as a value company by an independent third-party source, or (iii) is determined by the Adviser to have value characteristics based on one or more qualitative or quantitative factors, including consideration of past, current or future earnings, cash flows, book value and sales or growth rates relative to a company’s history, industry or the broader market. The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% policy.

Equity securities include common stock, preferred stock, equity-equivalent securities such as convertible securities, stock futures contracts, equity options, other investment companies, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”), and the Fund may also invest in private placements in these types of securities.  The Fund invests primarily in equity securities that trade in the U.S. securities markets and that the Adviser believes are undervalued, broadly defined as trading at a discount to the estimated economic value of a company’s underlying business.  The Adviser uses a research-driven analysis that results in the Fund’s portfolio having an emphasis on out-of-favor or under-followed, cash-generating companies with sustainable business models, strong finances, competent management and a demonstrable record of profitability and self-funded growth.  The Fund may also invest in cyclical companies or companies that have experienced a temporary setback if the valuation of the company is at an appropriate discount to the long-term earnings potential of the company.

The Fund may invest up to 15% of its assets in foreign equity securities, including in emerging markets. With respect to 20% of its assets, the Fund may also invest in foreign or domestic debt securities, including distressed debt securities (limited to 5% or less of its assets). Debt securities in which the Fund may invest may be rated by a Nationally Recognized Statistical Rating Agency or may be unrated and judged by the Adviser to be of comparable quality. The Fund may engage in options, futures contracts and options on futures to seek to achieve the Fund’s investment objective, manage the portfolio, mitigate risks, hedge risks, equitize cash or to enhance total return. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security. Investments in derivatives may be counted towards the Fund’s 80% Policy if they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.

The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.

The Adviser’s Process. The Adviser seeks investment opportunities in companies with valuations whose market prices are selling at a discount to their estimated intrinsic business values. The Adviser’s valuation discipline attempts to estimate the range of a company’s business value by considering past, current or future earnings, cash flows, book value, sales or growth rates relative to the company’s history, industry, or the broader market. The Adviser seeks to find companies that are:
•Out-of-favor;
•Over-looked;
•Under-followed in the market; and
•Often trade at price levels which do not reflect the Adviser’s assessment of their fundamental economic value.

If a valuation analysis indicates that a company is priced at an appropriate discount to its long-term earnings potential, the Fund may also invest in cyclical companies or companies that experienced a temporary setback.

Additional Information about the Funds' Principal Investment Strategies
The Fund may also invest in securities whose prices are low relative to their asset valuation or private market valuation. These may include companies that the Adviser believes are:
•Extremely oversold or neglected due to adverse events or complex capital structures;
•Mired in company-specific or industry-related turnarounds;
•Undergoing financial or operational restructuring, including spin-offs, reorganizations, liquidations, mergers and acquisitions; or
•In possession of hidden value in the form of assets on their balance sheets that are underappreciated by the market.

The Adviser seeks catalysts or inflection points that may unlock shareholder value by narrowing the gap between current market price and underlying business value. Examples of catalysts or inflection points include:
•Changes in regulation, management, or business mix;
•Industry consolidation;
•Cost reduction initiatives;
•Acquisition or merger activity;
•New products or investments;
•Share repurchases;
•Asset sales; or
•Cyclical recoveries.

The Adviser seeks a measure of downside protection for the Fund by purchasing investments for the Fund’s portfolio whose risk-reward relationship meets certain criteria established by the Adviser. More specifically, the Adviser estimates a reasonable worst case low price for each security and rejects those that have unacceptable spreads between that price and the company’s current stock price.

The Adviser’s Process — Purchasing Portfolio Securities. The Adviser performs an in-depth qualitative and quantitative analysis to distinguish companies that the Adviser believes may exhibit some of the following characteristics:
•Free cash flow providing flexibility for growth and/or return of shareholder value;
•High and/or increasing returns on capital;
•Hidden asset value or operations unrecognized by the market;
•Sustainable and/or expanding profitability;
•Market leadership and/or market share growth potential;
•Financial stability, including strong balance sheet and modest use of debt;
•Effective management team sensitive to shareholder interests;
•Sound business strategy and competitive advantages;
•Franchise value defensible by proprietary products, differentiated services or systems, customer captivity, lowest-cost production, or identifiable brands;
•Product cycles, pricing flexibility, rational investment or new product development, and segment or geographic mix that supports stability and growth; or
•Attractive valuation.

Adviser’s Process — Selling Portfolio Securities. The Adviser regularly monitors the companies in the Fund’s portfolio to determine if there have been any material changes in the companies. The Adviser may sell a security or reduce its position if:
•The security has reached its target price level and reward to risk ratio is unattractive;
•The security is no longer valued at a discount to its intrinsic economic value, or is overvalued relative to market expectations;
•The company’s fundamentals change in a material, long-term manner, fail to meet investment criteria, or are no longer reliable in estimating the underlying business value;
•Unrealized catalysts or management inability to enhance shareholder value result in “value trap;”
•A more attractively valued alternative, either existing holding or new investment, offers greater reward to risk potential;
•The security becomes too large of a position size; or
•Any other factors may contribute to under-performance.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and

Additional Information about the Funds' Principal Investment Strategies invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund
The Fund may be appropriate for you if you:
•Are willing to tolerate significant changes in the value of your investment;
•Are pursuing a long-term investment goal; or
•Are willing to accept risk of market value fluctuation in the short-term.
The Fund may not be appropriate for you if you:
•Want an investment that pursues market trends or focuses only on particular sectors or industries;
•Need regular income or stability of principal; or
•Are pursuing a short-term investment goal or investing emergency reserves.

Additional Information about the Funds' Principal Investment Strategies

Brown Advisory Sustainable Small-Cap Core Fund

Principal Investment Strategies
The Fund seeks to achieve capital appreciation by primarily investing in equity securities while giving special consideration to certain sustainable investment criteria. Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization domestic companies that satisfy the Fund’s sustainable investment criteria, collectively the “Investment Criteria” of the Fund (“80% Policy”). The Adviser will seek to balance growth oriented and value oriented holdings to achieve a core portfolio. Small capitalization companies are companies within the market capitalization range of issuers included in the Russell 2000® Index during the trailing 13 months, which as of September 30, 2026 was between $6 million and $12.4 billion; however, this market capitalization range will change over time and with market conditions. For purposes of the 80% Policy, a company will meet the Fund’s sustainable investment criteria if the Adviser believes it uses internal sustainability strategies to improve its financial position. These strategies include, but are not limited to, effective human capital management, operational efficiencies that reduce resource consumption, or products and services that deliver meaningful customer value through improvements in resource efficiency, safety, health, or other identifiable benefits. The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

Equity securities include domestic common and preferred stock, equity-equivalent securities such as convertible securities, stock futures contracts, equity options, other investment companies, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”). The Fund may also invest in private placements in these types of securities. The Fund may invest in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. The Fund may invest up to 20% of its net assets in foreign securities, including in emerging markets.

The Adviser’s Process — Purchasing Portfolio Securities. The Adviser begins by identifying a universe of small capitalization companies within the market capitalization range. The Adviser then performs an in-depth analysis of the companies’ fundamentals to identify those that have:
•Substantial business opportunities relative to their operating history and size. These opportunities may arise from addressing large and fragmented markets or markets that are growing at rapid rates. In addition, the company’s ability to innovate may help create new markets for its products or services;
•Proprietary products, services or distribution systems that provide the company with a competitive edge; or
•Attractively priced stocks compared to their growth potential.

The Fund will invest primarily in securities the Adviser believes have strong business fundamentals and attractive valuations. The Adviser seeks securities with established or improving sustainability characteristics, defined as companies that use internal sustainability strategies to improve their financial position. The Adviser seeks companies with low exposure to sustainability risks, or that have strong risk management practices in place where these risks may by present. However, at the Adviser's discretion, the Fund is permitted to make an investment without a written sustainable investment research assessment on file at the time of purchase, as long as the Adviser documents how the security meets the Fund's sustainability criteria.

Additionally, the Adviser undertakes due diligence, with the goal of understanding fundamental and sustainability characteristics associated with the company. The Adviser considers a variety of factors in due diligence, including but not limited to:
•Environmental factors such as climate change, natural resource stewardship, pollution, and waste management
•Social factors such as human capital management and labor practices, customer well-being, supply chain management, and community relations
•Governance factors such as board and committee composition and structure, shareholder rights, management incentives, and business ethics.

The Adviser pursues strategic engagement with companies and other stakeholders in an effort to enhance due diligence and monitor the investment thesis.

Additional Information about the Funds' Principal Investment Strategies
The Adviser does not systematically exclude investments based on any singular characteristic. The Adviser is permitted to invest in a security if it determines the security has acceptable management of risks including sustainability-related issues notwithstanding contrary third-party data or third-party recommendations.

The Adviser has access to third-party data, but does not solely rely on third-party data or recommendations when making investment decisions for the Fund. The data informing the Fund’s process is derived from a variety of sources, including company reported information and third-party sources. The Fund’s vendors provide sell-side data as well as environmental, social or governance related data, research and ratings. The Adviser believes its process is reasonably designed, although such data and qualitative information are inherently subject to interpretation, restatement, delay and omission outside of the Adviser’s control.

The Adviser considers each proxy voting proposal related to holdings in the Fund on its own merits and an independent determination is made based on the relevant facts and circumstances, in consideration of the Adviser’s current Proxy Voting Policy.

The Adviser’s Process — Selling Portfolio Securities. The Adviser regularly monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a security or reduce its position if it believes:
•The security subsequently fails to meet initial Investment Criteria;
•A more attractively priced stock is found; or
•The security becomes overvalued relative to the long-term expectation.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund
The Fund may be appropriate for you if you:
•Are willing to tolerate significant changes in the value of your investment;
•Are pursuing a long-term investment goal;
•Are willing to accept risk of market value fluctuation in the short-term; or
•Are interested in including sustainable investment principles into your investments.
The Fund may not be appropriate for you if you:
•Want an investment that pursues market trends or focuses only on particular sectors or industries;
•Need regular income or stability of principal; or
•Are pursuing a short-term investment goal or investing emergency reserves.

Additional Information about the Funds' Principal Investment Strategies
Brown Advisory Sustainable Value Fund
Principal Investment Strategies
The Fund seeks to achieve long-term capital appreciation. Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities that have value characteristics and meet the Fund’s sustainable investment criteria (“80% Policy”). For purposes of this 80% Policy, a company will meet the Fund’s sustainable investment criteria if the Adviser believes it has sustainability characteristics that may improve its financial position and have strong management of sustainability-related risks, including companies with Sustainable Cash Flow Advantage (“SCFA”) (as defined below) over time. A company is considered to have value characteristics if it (i) is included in a Russell value index, (ii) is classified as a value company by an independent third-party source, or (iii) is determined by the Adviser to have value characteristics based on one or more qualitative or quantitative factors, including consideration of past, current or future earnings, cash flows, book value and sales or growth rates relative to a company’s history, industry or the broader market. The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

Equity securities include common stock, preferred stock, equity-equivalent securities such as convertible securities, stock futures contracts, equity options, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”) and business development companies (“BDCs”). The Fund may also invest in private placements in these types of securities. The Fund may invest in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. The Fund may invest up to 20% of its assets in foreign securities, including in emerging markets. Emerging market countries for these purposes consists of countries in Latin America, Asia, Eastern Europe, Africa and the Middle East, and include, among other countries, Brazil, China, Hong Kong, India, Indonesia and Taiwan.

The Adviser defines “value” as businesses that exhibit stable and consistent free cash flow generation, that display capital discipline and by demonstrating both prudent balance sheet management and capital expenditures, and that trade at attractive valuations because they provide a favorable reward versus risk outlook. The Fund invests primarily in equity securities that trade in the U.S. securities markets and that the Adviser believes are undervalued, broadly defined as trading at a discount to the estimated economic value of a company’s underlying business. The Adviser uses a research-driven analysis that results in the Fund’s portfolio having an emphasis on out-of-favor, cash-generating companies with durable business models, strong finances, competent management and a demonstrable record of prudent capital allocation. The Fund may also invest in cyclical companies or companies that have experienced a temporary setback if the valuation of the company is at an appropriate discount to the long-term earnings potential of the company.

The Adviser leverages research that seeks to understand fundamental and sustainability characteristics for every security added to the portfolio. However, at the Adviser’s discretion, the Fund is permitted to make an investment without a written sustainable investment research assessment on file at the time of purchase, as long as the Adviser documents how the security meets the Fund’s sustainable investment criteria.

The Adviser defines its sustainable investment criteria as companies that have sustainability characteristics that may improve their financial position and have strong management of sustainability-related risks. The Adviser looks for companies with Sustainable Cash Flow Advantage (“SCFA”) over time. SCFA is part of the broader research process. A majority of the Fund will consist of securities with established or emerging SCFA. SCFA’s have one or more of the following drivers:

•People: For example:
•Attraction, retention and internal promotion of employees drives cost savings while also creating a cultural advantage.
•Leadership on health and safety has the potential to serve as both a mechanism for improved employee retention and generation of revenue tied to greater productivity.

•Process: For example:

Additional Information about the Funds' Principal Investment Strategies
•Sound operations that promote a safe and healthy community can bolster franchise value, while also avoiding regulatory and reputational risk.
•Margin improvement through operations that save costs and resources, enabling meaningful reduction in carbon emissions and natural capital.

•Product: For example:
•Products or services that provide superior customer outcomes resulting in recurring revenue while also providing environmental and/or social solutions.

The Adviser pursues strategic engagement with certain companies and other stakeholders in an effort to enhance due diligence and monitor the investment thesis, including emerging SCFA.

The Adviser does not systematically exclude investments based on any singular characteristic. The Adviser is permitted to invest in a security if it determines the security has acceptable management of risks including sustainability-related issues notwithstanding contrary third-party data or third-party recommendations.

The Adviser has access to third-party data, but does not solely rely on third-party data or recommendations when making investment decisions for the Fund. The data informing this process is derived from a variety of sources, including the companies themselves and third-party sources. The Fund’s vendors provide sell-side data as well as environmental, social or governance related data, research and ratings. The Adviser believes its process is reasonably designed, although such data and qualitative information are inherently subject to interpretation, restatement, delay and omission outside the Adviser’s control.

The Adviser considers each proxy voting proposal related to holdings in the Fund on its own merits and an independent determination is made based on the relevant facts and circumstances, in consideration of the Adviser’s current Proxy Voting Policy.

The Adviser’s Process. The Adviser seeks investment opportunities in companies with valuations whose market prices are selling at a discount to their estimated intrinsic business values. The Adviser’s valuation discipline attempts to estimate the range of a company’s business value by considering past, current or future earnings, cash flows, book value, sales or growth rates relative to the company’s history, industry, or the broader market. The Adviser seeks to find companies that:
•Have durable free cash flow streams;
•Exhibit capital discipline; and
•Often trade at price levels which do not reflect the Adviser’s assessment of their fundamental economic value.

If a valuation analysis indicates that a company is priced at an appropriate discount to its long-term earnings potential, the Fund may also invest in cyclical companies or companies that experienced a temporary setback.
These may include companies that the Adviser believes are:
•Extremely oversold or neglected due to adverse events or complex capital structures;
•Mired in company-specific or industry-related turnarounds;
•Undergoing financial or operational restructuring, including spin-offs, reorganizations, liquidations, mergers and acquisitions.

The Adviser seeks catalysts or inflection points that may unlock shareholder value by narrowing the gap between current market price and underlying business value. Examples of catalysts or inflection points include:
•Changes in regulation, management, or business mix;
•Industry consolidation;
•Cost reduction initiatives;
•Acquisition or merger activity;
•New products or investments;
•Share repurchases;
•Asset sales; or
•Cyclical recoveries.

Additional Information about the Funds' Principal Investment Strategies
The Adviser seeks a measure of downside protection for the Fund by purchasing investments for the Fund’s portfolio whose risk-reward relationship meets certain criteria established by the Adviser. More specifically, the Adviser estimates a reasonable worst case low price for each security and rejects those that have unacceptable spreads between that price and the company’s current stock price.

The Adviser’s Process – Purchasing Portfolio Securities. The Adviser performs an in-depth qualitative and quantitative analysis to distinguish companies that the Adviser believes may exhibit some of the following characteristics:
•Free cash flow providing flexibility for growth and/or return of shareholder value;
•High and/or increasing returns on capital;
•Hidden asset value or operations unrecognized by the market;
•Durable and/or expanding profitability;
•Market leadership and/or market share growth potential;
•Financial stability, including strong balance sheet and modest use of debt;
•Effective management team sensitive to shareholder interests;
•Sound business strategy and competitive advantages;
•Franchise value defensible by proprietary products, differentiated services or systems, customer captivity, lowest-cost production, or identifiable brands;
•Product cycles, pricing flexibility, rational investment or new product development, and segment or geographic mix that supports stability and growth; or
•Attractive valuation.

Additionally, the Adviser undertakes due diligence, with the goal of uncovering Sustainable Cash Flow Advantages and sustainability-related risks associated with the company. The Adviser considers a variety of characteristics in due diligence, including but not limited to:
•Climate and natural capital characteristics such as natural resource stewardship, pollution, and waste management
•Community and human capital management characteristics such as labor practices, customer well-being, supply chain management, community relations, governance structures, shareholder rights, management incentives, and business ethics.

The Adviser’s Process – Selling Portfolio Securities. The Adviser monitors the companies in the Fund’s portfolio to determine if there have been any material changes in the companies. The Adviser may sell a security or reduce its position if:
•The security no longer meets the Fund’s Investment Criteria;
•The security has reached its target price level and reward to risk ratio is unattractive;
•The security is no longer valued at a discount to its intrinsic economic value, or is overvalued relative to market expectations;
•The company’s fundamentals change in a material, long-term manner or are no longer reliable in estimating the underlying business value;
•Unrealized catalysts or management inability to enhance shareholder value result in “value trap;”
•A more attractively valued alternative, either existing holding or new investment, offers greater reward to risk potential;
•The security becomes too large of a position size; or
•Any other factors may contribute to under-performance.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund
The Fund may be appropriate for you if you:
•Are willing to tolerate significant changes in the value of your investment;
•Are pursuing a long-term investment goal; or
•Are willing to accept risk of market value fluctuation in the short-term.

Additional Information about the Funds' Principal Investment Strategies
The Fund may not be appropriate for you if you:
•Want an investment that pursues market trends or focuses only on particular sectors or industries;
•Need regular income or stability of principal; or
•Are pursuing a short-term investment goal or investing emergency reserves.

Additional Information about the Funds' Principal Investment Strategies
Brown Advisory Global Leaders Fund

Principal Investment Strategies
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of companies that Brown Advisory Limited (the “Sub-Adviser”) believes are leaders within their industry or country as demonstrated by an ability to deliver high relative return on invested capital over time (“80% Policy”). The Fund also will, under normal market conditions: (1) invest at least 40% of its assets outside the United States or if market conditions are not favorable, at least 30% of its assets outside the United States, and (2) hold securities of issuers located in at least three countries. The Fund’s non-U.S. investments may include equity securities issued by companies that are established or operating in emerging market countries. The Fund determines where a company is located, and thus, whether a company is considered to be located outside the United States by considering whether: (i) it is organized under the laws of or maintains its principal office in a country located outside the United States; (ii) its securities are principally traded on trading markets in countries located outside the United States; (iii) it derives at least 50% of its total revenue or profits from either goods produced or services performed or sales made in countries located outside the United States; or (iv) it has at least 50% of its assets in countries located outside the United States. The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The equity securities in which the Fund may invest will include the equity securities of companies that the Sub-Adviser believes are leaders within their industry or country as demonstrated by an ability to deliver high relative return on invested capital over time. This typically can be attributable to, among other things, a strong competitive position and a defendable barrier to entry. These securities also typically use sustainability to compound a competitive advantage and have strong sustainability risk management practices. The equity securities in which the Fund may invest include common stock, preferred stock, equity-equivalent securities, such as stock futures contracts, equity options, other investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and exchange traded funds (“ETFs”). The equity securities in which the Fund may invest will generally be issued by mid- and large capitalization companies. Medium and large market capitalization companies are, according to the Sub-Adviser, those companies with market capitalizations generally greater than $2 billion at the time of purchase. In addition to those securities, the Fund may also invest in convertible bonds, Rule 144A securities, U.S. Treasury bills, fixed and/or floating rate U.S. Government securities, real estate investment trusts (“REITs”) and unlisted securities. The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.

The Sub-Adviser leverages research that seeks to understand fundamental and sustainability characteristics for every security added to the portfolio. However, at the Sub-Adviser’s discretion, the Fund is permitted to make an investment without a written sustainable investment research assessment on file at the time of purchase, as long as the Sub-Adviser believes the security meets the Fund’s sustainable investment criteria.

The Sub-Adviser seeks companies with emerging or mature Sustainable Business Advantages, defined as companies that use internal sustainability strategies to improve their financial position, including, but not limited to, those strategies that lead to revenue growth, cost improvements, or enhanced franchise value. The Sub-Adviser also seeks companies that have strong risk management practices in place where sustainability-related risks may be present.

The Sub-Adviser pursues strategic engagement with companies and other stakeholders in an effort to enhance due diligence and monitor the investment thesis.

The Sub-Adviser does not systematically exclude investments based on any singular characteristic. The Sub-Adviser is permitted to invest in a security if it determines the security has acceptable management of risks including sustainability related issues notwithstanding contrary third party data or third party recommendations.

The Sub-Adviser has access to third-party data, but does not solely rely on third-party data or recommendations when making investment decisions for the Fund. The data informing this process is derived from a variety of sources, including the companies themselves and third-party sources. The Fund’s vendors provide sell-side data as well as environmental, social or governance

Additional Information about the Funds' Principal Investment Strategies related data, research and ratings. The Sub-Adviser believes its process is reasonably designed, although such data and qualitative information are inherently subject to interpretation, restatement, delay and omission outside the Sub-Adviser’s control.

The Sub-Adviser considers each proxy voting proposal related to holdings in the Fund on its own merits and an independent determination is made based on the relevant facts and circumstances, in consideration of the Adviser’s current Proxy Voting Policy.

The Sub-Adviser’s Process — Purchasing Portfolio Securities. The Sub-Adviser will use in-house research and other sources to identify a universe of companies across a broad range of industries and countries whose underlying fundamentals are considered by the Sub-Adviser to be attractive. The Sub-Adviser will focus on companies that it believes exhibit the following desirable characteristics:
•High-quality businesses exhibiting favorable economics supported by enduring competitive advantages that can deliver excess economic return over time;
•Capable and trustworthy management with a long-term orientation to managing their business;
•Sustainable, predictable, premium growth in cash flow over time;
•Positive industry dynamics;
•Sensible capital allocation; and
•Have a reasonable price - the Sub-Adviser expects growth to compound the excess economic return over time.

Additionally, the Sub-Adviser undertakes due diligence with the goal of understanding Sustainable Business Advantages and sustainability risks associated with the company. The Sub-Adviser considers a variety of factors, including but not limited to:
•Environmental factors such as climate change, natural resource stewardship, pollution, and waste management
•Social factors such as human capital management and labor practices, customer well-being, supply chain management, and community relations
•Governance factors such as board and committee composition and structure, shareholder rights, management incentives, and business ethics.

The Sub-Adviser believes that investing in the best companies globally in any sector or country can deliver superior long-term investment returns. The Sub-Adviser seeks to identify high-quality companies underpinned by structural long-term growth and strong management teams, and to purchase those companies at reasonable prices.

Investment opportunities will reflect broad themes that touch on structural change and represent business models with desirable characteristics such as sustainable barriers to entry, enjoy a dominant market position, exhibit a certain level of predictability, enhance customer outcomes, have pricing power and benefit from secular growth. Management teams also must be high quality, manage for the long term and have a demonstrated record of acting in the best interest of shareholders. The Sub-Adviser emphasizes individual security selection based on identifying long-term attractive businesses (i.e., those with significant desirable characteristics, such as a viable, long-term franchise, sustainable business model, generate excess economic return, high return on invested capital and stable profitability) and few or no undesirable characteristics (such as excessive financial or operational leverage, risk of business or product obsolescence, excessive compensation, misaligned incentives or management hubris), when they are available at reasonable prices.

The Sub-Adviser’s Process — Selling Portfolio Securities. The Sub-Adviser will monitor the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies. The Sub-Adviser may sell a security or reduce its position in a security if:
•The security’s market price exceeds the Sub-Adviser’s estimate of intrinsic value;
•The ratio of risk and reward of continuing to own the company’s equity is no longer attractive;
•The Sub-Adviser needs to raise cash to purchase a more attractive investment opportunity, satisfy net redemptions, or other purposes; or
•The Sub-Adviser determines the investment thesis is broken.

Temporary Defensive Position. In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and its principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market

Additional Information about the Funds' Principal Investment Strategies instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund
The Fund may be appropriate for you if you:
•Are willing to tolerate significant changes in the value of your investment;
•Are pursuing a long-term investment goal; or
•Are willing to accept risk of market value fluctuation in the short-term.
The Fund may not be appropriate for you if you:
•Need regular income or stability of principal;
•Are pursuing a short-term investment goal or investing emergency reserves; or
•Cannot tolerate fluctuation in the value of your investments.

Additional Information about the Funds' Principal Investment Strategies

Brown Advisory Sustainable International Leaders Fund

Principal Investment Strategies
Under normal circumstances, the Fund aims to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities that satisfy the Fund’s sustainable investment criteria and that Brown Advisory Limited (the “Sub-Adviser”) believes are leaders within their industry or country as demonstrated by an ability to deliver high relative return on invested capital over time, collectively the “Investment Criteria” for the Fund (“80% Policy”). This typically can be attributable to, among other things, a strong competitive position and a defendable barrier to entry. For purposes of the 80% Policy, a company will meet the Fund’s sustainable investment criteria if the Sub-Adviser believes it has strong management of sustainability-related risks, including risks relating to governance, social, economic, climate conditions and resource access factors. A significant majority of such companies will have an emerging or mature Sustainable Business Advantage (as defined below). The Fund also will, under normal market conditions: (1) invest at least 80% of its assets outside the United States or if market conditions are not favorable, at least 70% of its assets outside the United States, and (2) hold securities of issuers located in at least three countries (not including the United States). The Fund determines where a company is located, and thus, whether a company is considered to be located outside the United States by considering whether: (i) it is organized under the laws of or maintains its principal office in a country located outside the United States; (ii) its securities are principally traded on trading markets in countries located outside the United States; (iii) it derives at least 50% of its total revenue or profits from either goods produced or services performed or sales made in countries located outside the United States; or (iv) it has at least 50% of its assets in countries located outside the United States. The Fund’s non-U.S. investments may include equity securities issued by companies that are established or operating in emerging market countries. Emerging market companies for these purposes consist of companies in emerging market countries in Latin America, Asia, Eastern Europe, Africa, and the Middle East, and include, among other countries, Brazil, China, Hong Kong, India, Indonesia and Taiwan. The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The equity securities in which the Fund may invest include common stock, preferred stock, equity-equivalent securities, such as stock futures contracts, equity options, other investment companies, ADRs, GDRs, and ETFs. The equity securities in which the Fund may invest will generally be issued by mid- and large capitalization companies. Medium and large market capitalization companies are, according to the Sub-Adviser, those companies with market capitalizations generally greater than $2 billion at the time of purchase. In addition to those securities, the Fund may also invest in convertible bonds, Rule 144A securities, U.S. Treasury bills, fixed and/or floating rate U.S. Government securities, REITs and unlisted securities. The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.

The Sub-Adviser seeks companies with emerging or mature Sustainable Business Advantages, defined as companies that use internal sustainability strategies to improve their financial position, including, but not limited to, those strategies that lead to revenue growth, cost improvements, or enhanced franchise value. The Sub-Adviser also seeks companies that have strong risk management practices in place where sustainability risks may be present.

The Sub-Adviser leverages research that seeks to understand fundamental and sustainability characteristics for every security added to the portfolio. However, at the Sub-Adviser’s discretion, the Fund is permitted to make an investment without a written sustainable investment research assessment on file at the time of purchase, as long as the Sub-Adviser documents how the security meets the Fund’s sustainable investment criteria. The Sub-Adviser also leverages the resources of the Adviser.

The Sub-Adviser pursues engagement with certain companies and other stakeholders in an effort to enhance due diligence and monitor the investment thesis.

The Sub-Adviser does not systematically exclude investments based on any singular characteristic. The Sub-Adviser is permitted to invest in a security if it determines the security has acceptable management of risks including sustainability-related issues notwithstanding contrary third-party data or third-party recommendations.

The Sub-Adviser has access to third-party data, but does not solely rely on third-party data or recommendations when making investment decisions for the Fund. The data informing this process is derived from a variety of sources, including the companies

Additional Information about the Funds' Principal Investment Strategies themselves and third-party sources. The Fund’s vendors provide sell-side data as well as environmental, social or governance related data, research and ratings. The Sub-Adviser believes its process is reasonably designed, although such data and qualitative information are inherently subject to interpretation, restatement, delay and omission outside the Sub-Adviser’s control.

The Sub-Adviser considers each proxy voting proposal related to holdings in the Fund on its own merits and an independent determination is made based on the relevant facts and circumstances, in consideration of the Adviser’s current Proxy Voting Policy.

The Sub-Adviser’s Process — Purchasing Portfolio Securities. The Sub-Adviser will use in-house research and other sources to identify a universe of companies across a broad range of industries and countries whose underlying fundamentals are considered by the Sub-Adviser to be attractive. The Sub-Adviser will focus on companies that it believes exhibit the following desirable characteristics:
•High-quality businesses exhibiting favorable economics supported by enduring competitive advantages that can deliver excess economic return over time;
•Capable and trustworthy management with a long-term orientation to managing their business;
•Durable, predictable, premium growth in cash flow over time;
•Positive industry dynamics;
•Sensible capital allocation; and
•Have a reasonable price - the Sub-Adviser expects growth to compound the excess economic return over time.

Additionally, the Sub-Adviser undertakes sustainable investment due diligence, with the goal of uncovering any sustainable opportunities or risks associated with the company. The Sub-Adviser considers a variety of factors in its due diligence, including but not limited to:
•Environmental factors such as climate change, natural resource stewardship, pollution, and waste management
•Social factors such as human capital management and labor practices, customer well-being, supply chain management, and community relations
•Governance factors such as board and committee composition and structure, shareholder rights, management incentives, and business ethics.

The Sub-Adviser believes that investing in the best companies globally in any sector or country can deliver superior long-term investment returns. The Sub-Adviser seeks to identify high-quality companies underpinned by structural long-term growth and strong management teams, and to purchase those companies at reasonable prices.

Investment opportunities will reflect broad themes that touch on structural change and represent business models with desirable characteristics such as sustainable barriers to entry, enjoy a dominant market position, exhibit a certain level of predictability, enhance customer outcomes, have pricing power and benefit from secular growth. Management teams also must be high quality, manage for the long term and have a demonstrated record of acting in the best interest of shareholders. The Sub-Adviser emphasizes individual security selection based on identifying long-term attractive businesses (i.e., those with significant desirable characteristics, such as a viable, long-term franchise, sustainable business model, generate excess economic return, high return on invested capital and stable profitability) and few or no undesirable characteristics (such as excessive financial or operational leverage, risk of business or product obsolescence, excessive compensation, misaligned incentives or management hubris), when they are available at reasonable prices.

The Sub-Adviser’s Process — Selling Portfolio Securities. The Sub-Adviser will monitor the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies. The Sub-Adviser may sell a security or reduce its position in a security if:
•The security subsequently fails to meet the Investment Criteria;
•The security’s market price exceeds the Sub-Adviser’s estimate of intrinsic value;
•The ratio of risk and reward of continuing to own the company’s equity is no longer attractive; or
•The Sub-Adviser needs to raise cash to purchase a more attractive investment opportunity, satisfy net redemptions, or other purposes.

Additional Information about the Funds' Principal Investment Strategies
Temporary Defensive Position. In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and its principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund
The Fund may be appropriate for you if you:
•Are willing to tolerate significant changes in the value of your investment;
•Are pursuing a long-term investment goal; or
•Are willing to accept risk of market value fluctuation in the short-term.
The Fund may not be appropriate for you if you:
•Need regular income or stability of principal;
•Are pursuing a short-term investment goal or investing emergency reserves; or
•Cannot tolerate fluctuation in the value of your investments.

Additional Information about the Funds' Principal Investment Strategies
Brown Advisory Intermediate Income Fund
Principal Investment Strategies
The Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in fixed income securities such as U.S. Government securities, corporate fixed income securities, mortgage-backed and asset-backed securities (“80% Policy”). The fixed income securities in which the Fund may invest may also include municipal securities issued by states, U.S. territories, and possessions, general obligation securities and revenue securities. The foregoing may include municipal lease obligations and insured municipal securities. The Fund may also invest in other investment companies that invest in similar fixed income securities and the Fund may count such holdings towards the Fund’s 80% Policy. The Fund may also engage in “To Be Announced” transactions. The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. These derivative instruments will be counted toward the Fund’s 80% Policy to the extent they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.
Portfolio Maturity. The Fund invests in fixed income securities that primarily have a maturity that is between 1 and 10 years. Under normal circumstances, the Fund’s portfolio will have an average dollar weighted maturity between 3 and 10 years (“Maturity Policy”). The Fund must provide shareholders with 60 days’ prior written notice if it changes the limitations associated with its Maturity Policy. The stated average maturity of the Fund may be different from the weighted average maturity due to several factors including prepayment patterns as well as call and put features of the fixed income securities held by the Fund.

The Fund also expects to have an average duration of 2 to 5 years. Duration is a measurement of price sensitivity to interest rate changes. For example, if interest rates increase by 1%, under the Fund’s duration policy, the value of the Fund may decrease between 2% to 5%.

Portfolio Securities Credit Ratings. The Fund may invest in a fixed income security, if at the time of its purchase, the fixed income security is rated in the top four rating categories of a Nationally Recognized Statistical Rating Organization (“NRSRO”) or is unrated and deemed to be of comparable quality by the Adviser.

The Adviser’s Process — Purchasing Portfolio Securities. The Adviser determines the appropriate degree of interest rate risk (duration) and maturity structure (yield curve positioning) for the portfolio. This is based on its analysis of economic factors such as the interest rate outlook and technical factors such as the shape of the yield curve. The Adviser then determines the relative and absolute attractiveness of each of the following — corporate securities, mortgage-backed securities, asset-backed securities, Treasury securities and agency securities. Finally, it searches for securities, which meet the maturity and duration needs of the Fund’s portfolio.

The Adviser’s Process — Selling Portfolio Securities. The Adviser may sell a fixed income security or reduce its position if:
•Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio;
•The security subsequently fails to meet the investment criteria;
•A more attractive security is found or funds are needed for another purpose; or
•The Adviser believes that the security has reached its appreciation potential.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Additional Information about the Funds' Principal Investment Strategies
Who May Want to Invest in the Fund
The Fund may be appropriate for you if you:
•Seek income
•Seek capital preservation
•Are pursuing a long-term investment goal
•Are willing to accept the risks of investing in fixed income securities.
The Fund may not be appropriate for you if you:
•Are pursuing a short-term investment goal or are investing emergency reserves
•Are seeking capital appreciation
•Cannot tolerate fluctuation in the value of your investments.

Additional Information about the Funds' Principal Investment Strategies
Brown Advisory Sustainable Bond Fund

Principal Investment Strategies
The Fund seeks to provide a competitive total return consistent with preservation of principal while giving special consideration to certain sustainable investment criteria. Under normal conditions, the Fund invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in bonds and fixed income securities of issuers that satisfy the Fund’s sustainable investment criteria or where the use of the proceeds satisfy the Fund’s sustainable investment criteria, together the “Investment Criteria” for the Fund (“80% Policy”). For purposes of this 80% Policy, an issuer will meet the Fund’s sustainable investment criteria if the Adviser determines it contributes positively to an environmental and/or social characteristic. The Fund’s sustainable investment criteria considers many factors including, but not limited to, any one or more of the following: clean and renewable energy, climate change and water conservation, waste management, natural resource stewardship, innovative efficiency solutions, labor management, community relations, supply chain management, customer well-being, stewardship of debt and capital, board governance and transparency, and business ethics. The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The Fund invests in fixed income securities that primarily have a maturity that is between 0 and 30 years and are rated in the top four rating categories of a Nationally Recognized Statistical Rating Organization, or unrated and deemed to be of comparable quality by the Adviser. Under normal circumstances, the Fund’s portfolio will have an average dollar weighted maturity between 6 and 11 years and an average duration of 3 to 7 years. Duration is a measurement of price sensitivity to interest rate changes.

The Fund may invest up to 20% of its assets in high-yield securities (“junk bonds”), which are speculative in nature. The Fund may invest in securities denominated in non-U.S. currencies. The Fund may also invest in bank loans.

The Fund may invest in derivatives instruments, such as options, currency forwards, futures contracts, including interest rate futures, options on futures, interest rates swaps and credit default swaps. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. These positions may also be used to manage interest rate risk or to create synthetic exposure to particular credits. Investments in derivatives may be counted towards the Fund’s 80% Policy if they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments

The Adviser utilizes sustainable investment analysis in connection with the Fund's investments in fixed income securities. As part of the research approach, the Adviser has a process to integrate, identify and consider the sustainable investment related risks and opportunities using a sustainable investment research assessment. The assessment may be conducted at the sector, issuer, shelf or security level. Not every investment will be covered at the issuer or security level. The Fund has access to this research and considers relevant sustainability issues. However, at the Adviser’s discretion, the Fund is permitted to make an investment without a written sustainable investment research assessment on file at the time of purchase, as long as the Adviser documents how the security meets the Fund’s sustainable investment criteria.

The Fund's sustainable investment criteria considers many factors including, but not limited to, any one or more of the following: clean and renewable energy, climate change and water conservation, waste management, natural resource stewardship, innovative efficiency solutions, labor management, community relations, supply chain management, customer well-being, stewardship of debt and capital, board governance and transparency, and business ethics.

The outcomes of the Adviser’s research may result in positive environmental and social impacts. While not a thematic fund, the nature of the Adviser's research considers sustainable investment themes, such as any one or more of sustainable technology innovation, accessibility of essential services like healthcare, financial inclusion, and climate mitigation.

The Adviser does not systematically exclude investments based on any singular characteristic. The Adviser is permitted to invest in a security if it determines the security has acceptable management of risks including sustainability-related issues notwithstanding contrary third-party data or third-party recommendations.

Additional Information about the Funds' Principal Investment Strategies
The Adviser has access to third-party data, but does not solely rely on third-party data or recommendations when making investment decisions for the Fund. The data informing this process is derived from a variety of sources, including issuers themselves and third-party sources. The Fund’s vendors provide sell-side data as well as environmental, social or governance related data, research and ratings. The Adviser believes its process is reasonably designed, although such data and qualitative information are inherently subject to interpretation, restatement, delay and omission outside the Adviser’s control.

The Adviser pursues strategic engagement with issuers and other stakeholders in an effort to enhance due diligence and monitor the investment thesis.

Portfolio Maturity. The Fund invests in fixed income securities that primarily have a maturity that is between 0 and 30 years. Under normal circumstances, the Fund’s portfolio will have an average dollar weighted maturity between 6 and 11 years (“Maturity Policy”). The Fund must provide shareholders with 60 days’ prior written notice if it changes the limitations associated with its Maturity Policy. The stated average maturity of the Fund may be different from the weighted average maturity due to several factors including prepayment patterns as well as call and put features of the fixed income securities held by the Fund.

The Fund also expects to have an average duration of 3 to 7 years. Duration is a measurement of price sensitivity to interest rate changes. For example, if interest rates increase by 1%, under the Fund’s duration policy, the value of the Fund may decrease between 3% to 7%.

Portfolio Securities Credit Ratings. The Fund may invest an unlimited amount in fixed income securities, if at the time of its purchase, the fixed income securities are rated in the top four rating categories of a Nationally Recognized Statistical Rating Organization (“NRSRO”) or is unrated and deemed to be of comparable quality by the Adviser. The Fund may invest up to 20% of its assets in high-yield securities.

The Adviser’s Process - Purchasing Portfolio Securities. For macro-level portfolio decisions, such as interest rate risk (duration) and maturity structure (yield curve positioning), the Adviser seeks positions that have a favorable upside/downside balance in various economic scenarios. The Adviser avoids investing based on specific forecasts, rather, it analyzes a wide variety of potential macro outcomes. The Adviser aims to have the Fund’s portfolio perform especially well in certain scenarios but still perform reasonably well in alternative scenarios.

Credit positions are selected through a fundamental, bottom-up process. In particular, the Adviser seeks fixed income securities that it believes to be fundamentally undervalued and/or where the issuer’s credit profile is improving. This may allow the portfolio to not only experience an attractive level of income generation but may also realize capital gains as the trading price of the security improves.

The Adviser’s Process - Selling Portfolio Securities. The Adviser may sell an investment or reduce its position if:
•Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio;
•The security subsequently fails to meet the Investment Criteria;
•Changing credit profile and/or conditions result in an unacceptable risk condition;
•A more attractive security is found or funds are needed for another purpose; or
•The Adviser believes that the security has reached its appreciation potential.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund

Additional Information about the Funds' Principal Investment Strategies
The Fund may be appropriate for you if you:
•Are interested in including sustainable investment principles into your investments;
•Seek income;
•Seek capital preservation;
•Are pursuing a long-term investment goal; or
•Are willing to accept the risks of investing in fixed income securities.
The Fund may not be appropriate for you if you:
•Are pursuing a short-term investment goal or are investing emergency reserves;
•Are seeking capital appreciation; or
•Cannot tolerate fluctuation in the value of your investments.

Additional Information about the Funds' Principal Investment Strategies
Brown Advisory Maryland Bond Fund

Principal Investment Strategies
The Fund seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk.  Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Maryland bonds, including bonds issued on behalf of the State of Maryland, its local governments and public financing authorities (“80% Policy”).  This 80% Policy cannot be changed without shareholder approval. The Fund may also invest in municipal securities issued by other states, U.S. territories, and possessions, U.S. Government securities, general obligation securities and revenue securities, including private activity bonds.  The Fund is non-diversified which means that it may invest a significant portion of its assets in the securities of a single issuer or smaller number of issuers. Generally, the average weighted effective maturity of the Fund’s portfolio securities will be between 4 and 10 years.  Normally, the Fund will invest at least 80% of its net assets in securities the interest of which is exempt from Federal and Maryland State income taxes, although such interest from the Fund’s investments may be subject to the Federal alternative minimum tax (“AMT”).  Municipal securities include municipal bonds, notes, and leases.  Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term fixed income securities.

The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. These derivative instruments will be counted toward the Fund’s 80% Policy to the extent they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.

The Adviser’s Process — Purchasing Portfolio Securities. The Adviser regularly monitors economic factors such as interest rate outlook and technical factors such as the shape of the yield curve in combination with the stated objective of the Fund to determine an appropriate maturity profile for the Fund’s investment portfolio. The Adviser then principally searches for securities that satisfy the maturity profile of the Fund and that provide the greatest potential return relative to the risk of the security.

The Adviser’s Process — Selling Portfolio Securities. The Adviser may sell a fixed income security or reduce its position if:
•Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio;
•The security subsequently fails to meet the Adviser’s investment criteria;
•A more attractive security is found or funds are needed for another purpose; or
•The Adviser believes that the security has reached its appreciation potential.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund
The Fund may be appropriate for you if you:
•Are a Maryland resident;
•Are an income-oriented investor in a high tax bracket and desire tax-exempt income;
•Seek income and more price stability than stocks offer; or
•Are pursuing a long-term investment goal.
The Fund may not be appropriate for you if you:
•Are not a Maryland resident;
•Are pursuing a short-term investment goal or are investing emergency reserves;
•Are investing funds in a tax-deferred or tax-exempt account (such as an IRA); or
•Do not desire tax-exempt income.

Additional Information about the Funds' Principal Investment Strategies
Brown Advisory Tax-Exempt Bond Fund

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in bonds and fixed income securities the interest of which is exempt from Federal income taxes and that do not subject shareholders to the federal alternative minimum tax (“AMT”) (“80% Policy”). This 80% Policy cannot be changed without shareholder approval. The Fund may invest up to 20% of its assets in securities that may fully subject shareholders to Federal income tax, including the AMT. In addition, all capital gains are subject to Federal and state taxes in addition to AMT. The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state).

Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing in municipal securities issued by states, U.S. territories, and possessions, U.S. Government securities, general obligation securities and revenue securities, including private activity bonds. Municipal securities include state and local general obligation bonds, essential service revenue issues (principally, water and sewer, transportation, public power, combined utilities and public universities), pre-refunded bonds and municipal leases.  Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term fixed income securities.  To enhance yield, the Fund may also invest in selective enterprise revenue and/or private activity issues.  The repayment of principal and interest on some of the municipal securities in which the Fund may invest may be guaranteed or insured by a monoline insurance company or other financial institution.  The Fund also may invest in other investment companies, principally money market funds.

The Adviser determines which securities to purchase by first evaluating whether a security falls within the credit guidelines set for the Fund by reviewing the ratings given by a Nationally Recognized Statistical Rating Organization (“NRSRO”).  Under the credit guidelines, the Fund will hold at least 80% of its net assets in investment grade municipal debt securities, as rated by independent rating agencies when purchased, or if unrated, determined by the Adviser to be of comparable quality. The credit guidelines provide that the Fund may also hold up to 20% of its total assets in securities rated below investment grade by an independent rating agency or, if not rated, determined to be of equivalent quality by the Adviser. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “junk bonds.”  Such lower rated securities and other municipal securities may become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

The Adviser then determines the appropriate maturity date and coupon choice after analyzing the current and targeted portfolio structure, and whether or not the issue is fairly priced.  Generally, the average weighted effective maturity of the Fund’s portfolio securities will be between 4 and 10 years.

In determining the municipal securities in which the Fund may invest, the Adviser will use a process for researching securities for purchase that is based on credit research and involves due diligence on each issuer, state, municipality and sector relating to a municipal security.

The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. These derivative instruments will be counted toward the Fund’s 80% Policy to the extent they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.

The Adviser’s Process — Purchasing Portfolio Securities. The Adviser regularly monitors economic factors such as interest rate outlook and technical factors such as the shape of the yield curve in combination with the stated objective of the Fund to determine an appropriate maturity profile for the Fund’s investment portfolio. The Adviser then principally searches for securities that satisfy the maturity profile of the Fund and that provide the greatest potential return relative to the risk of the security.

Additional Information about the Funds' Principal Investment Strategies

The Adviser’s Process — Selling Portfolio Securities. The Adviser may sell a fixed income security or reduce its position if:
•Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio;
•The security subsequently fails to meet the Adviser’s investment criteria;
•A more attractive security is found or funds are needed for another purpose; or
•The Adviser believes that the security has reached its appreciation potential.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and invest, without limitation, in cash or tax-exempt quality cash equivalents. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.
Who May Want to Invest in the Fund
The Fund may be appropriate for you if you:
•Are an income-oriented investor in a high tax bracket and desire tax-exempt income;
•Seek income and more price stability than stocks offer; or
•Are pursuing a long-term investment goal.
The Fund may not be appropriate for you if you:
•Are pursuing a short-term investment goal or are investing emergency reserves;
•Are investing funds in a tax-deferred or tax-exempt account (such as an IRA); or
•Do not desire tax-exempt income.

Additional Information about the Funds' Principal Investment Strategies
Brown Advisory Tax-Exempt Sustainable Bond Fund

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in bonds and fixed income securities the interest of which is exempt from Federal income taxes, that do not subject shareholders to the federal AMT, and that have either a bond issuer or a use of proceeds of the bond issuance that satisfies the Fund’s sustainable investment criteria, together the “Investment Criteria” of the Fund (“80% Policy”). For purposes of this 80% Policy, an issuer will meet the Fund’s sustainable investment criteria if the Adviser determines it contributes positively to an environmental and/or social characteristic. The Fund’s sustainable investment criteria considers many factors including, but not limited to, any one or more of the following: clean and renewable energy, climate change and water conservation, efficient mass transit, innovative efficiency solutions, economic impact, access to affordable healthcare and community health promotion, access to education opportunities, stewardship of debt and capital, and board governance and transparency. This 80% Policy cannot be changed without shareholder approval. The Fund may invest up to 20% of its assets in securities that may fully subject shareholders to Federal income tax, including the AMT. In addition, all capital gains are subject to Federal and state taxes in addition to AMT. The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Certain of the fixed income securities that the Fund may invest in are often referred to as “labeled bonds.” Labeled bonds include, but are not limited to, “Green Bonds”, “Social Bonds”, “Sustainability Bonds”, or “Sustainability-Linked Bonds”.

Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing in municipal securities issued by states, U.S. territories, and possessions, U.S. Government securities, general obligation securities and revenue securities, including private activity bonds. Municipal securities include state and local general obligation bonds, essential service revenue issues (principally, water and sewer, transportation, public power, combined utilities and public universities), pre-refunded bonds and municipal leases.  The Fund may also invest in private placements in these types of securities.  Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term fixed income securities.  To enhance yield, the Fund may also invest in selective enterprise revenue and/or private activity issues.  The repayment of principal and interest on some of the municipal securities in which the Fund may invest may be guaranteed or insured by a monoline insurance company (a bond insurer) or other financial institution.  The Fund also may invest in other investment companies, principally money market funds.

The Adviser determines which securities to purchase by first evaluating whether a security falls within the credit guidelines set for the Fund by reviewing the ratings given by a Nationally Recognized Statistical Rating Organization (“NRSRO”).  Under the credit guidelines, the Fund will hold at least 80% of its net assets in investment grade municipal debt securities, as rated by an independent ratings agency when purchased, or if unrated, determined by the Adviser to be of comparable quality. The credit guidelines provide that the Fund may also hold up to 20% of its total assets in securities rated below investment grade by an independent rating agency or, if not rated, determined to be of equivalent quality by the Adviser. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “junk bonds.”  Such lower rated securities and other municipal securities may become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

The Adviser then determines the appropriate maturity date and coupon choice after analyzing the current and targeted portfolio structure, and whether or not the issue is fairly priced.  Generally, the average weighted effective maturity of the Fund’s portfolio securities will be between 4 and 10 years.

In determining the municipal securities in which the Fund may invest, the Adviser will use a process for researching securities for purchase that is based on extensive credit research and involves due diligence on each issuer, state, municipality and sector relating to a municipal security. The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. These derivative instruments will be counted toward the Fund’s 80% policy to the extent they provide

Additional Information about the Funds' Principal Investment Strategies investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.

The Adviser utilizes sustainable investment analysis in connection with the Fund's investments in fixed-income securities. As part of the research approach, the Adviser has a process to integrate, identify and consider the sustainable investment related risks and opportunities using a sustainable investment research assessment. The assessment may be conducted at the sector, issuer or security level. Not every investment will be covered at the issuer or security level. The Fund has access to this research and considers relevant sustainability issues. However, at the Adviser’s discretion, the Fund is permitted to make an investment without a written sustainable investment research assessment on file at the time of purchase, as long as the Adviser documents how the security meets the Fund’s sustainable investment criteria.

The outcomes of the Adviser’s research may result in positive environmental and social impacts. While not a thematic fund, the nature of the Adviser's research considers sustainable investment themes, such as any one or more of responsible water management, accessibility of essential services like healthcare, transportation, education, and climate mitigation.

The Adviser does not systematically exclude investments based on any singular characteristic. The Adviser is permitted to invest in a security if it determines the security has acceptable management of risks including sustainability-related issues notwithstanding contrary third-party data or third-party recommendations.

The Adviser has access to third-party data, but does not solely rely on third-party data or recommendations when making investment decisions for the Fund. The data informing this process is derived from a variety of sources, including issuers themselves and third-party sources. The Fund’s vendors provide sell-side data as well as environmental, social or governance related data, research and ratings. The Adviser believes its process is reasonably designed, although such data and qualitative information are inherently subject to interpretation, restatement, delay and omission outside the Adviser’s control.

The Adviser pursues strategic engagement with issuers and other stakeholders in an effort to enhance due diligence and monitor the investment thesis.

The Adviser’s Process - Purchasing Portfolio Securities. The Adviser regularly monitors economic factors such as interest rate outlook and technical factors such as the shape of the yield curve in combination with the stated objective of the Fund to determine an appropriate maturity profile for the Fund’s investment portfolio. The Adviser then principally searches for securities that satisfy the maturity profile of the Fund and that provide the greatest potential return relative to the risk of the security.

The Adviser’s Process - Selling Portfolio Securities. The Adviser may sell a fixed income security or reduce its position if:
•Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio;
•The security subsequently fails to meet the Adviser’s investment criteria;
•A more attractive security is found or funds are needed for another purpose; or
•The Adviser believes that the security has reached its appreciated potential.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and invest, without limitation, in cash or tax-exempt quality cash equivalents. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund
The Fund may be appropriate for you if you:
•Are interested in including sustainable investment principles into your investments;
•Are an income-oriented investor in a high tax bracket and desire tax-exempt income;
•Seek income and more price stability than stocks offer; or
•Are pursuing a long-term investment goal.

Additional Information about the Funds' Principal Investment Strategies
The Fund may not be appropriate for you if you:
•Are pursuing a short-term investment goal or are investing emergency reserves;
•Are investing funds in a tax-deferred or tax-exempt account (such as an IRA); or
•Do not desire tax-exempt income.

Additional Information about the Funds' Principal Investment Strategies
Brown Advisory Mortgage Securities Fund

Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in investment grade mortgage-related securities (the “80% Policy). The Fund will provide shareholders with 60 days' prior notice if it changes its 80% Policy. Mortgage-related securities consist of mortgage-backed securities (“MBS”) such as residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), stripped mortgage-backed securities (“SMBS”), collateralized mortgage obligations (“CMOs”), inverse floating rate obligations and other similar types of securities representing an interest in or that are secured by mortgages. The Fund may also seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques, such as “To Be Announced” (“TBA”) transactions. In a TBA transaction, a seller agrees to deliver a mortgage-related security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. The Fund may also invest in municipal housing bonds and other investment companies. The Fund invests in securities of various maturities and durations.

The Fund will hold at least 80% of its net assets in investment grade mortgage-related securities (that is, securities rated in the top four ratings categories) as rated at the time of purchase by a Nationally Recognized Statistical Rating Organization (an “NRSRO”), or if unrated, as determined by the Adviser to be of comparable quality. The Fund may also hold up to 20% of its total assets in securities that are rated below investment grade by an NRSRO or, if not rated, determined to be of equivalent quality by the Adviser. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “junk bonds.” Such lower rated securities may become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.
The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. These derivative instruments will be counted toward the Fund’s 80% Policy to the extent they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.
The Adviser utilizes a sustainable investment analysis in connection with the Fund’s investments in fixed income securities. The Fund’s sustainable investment criteria considers many factors including, but not limited to, any one or more of the following: affordable housing, climate change, resource efficiency (energy and water), lending practices, and community development.
Portfolio Maturity. The Fund will generally invest in fixed income instruments which pay principal over time, not just at maturity. In general, mortgage-related securities, including MBS, have stated maturities equal to the final principal payment that would be due, which is commonly 30-years from origination. However, the Adviser will analyze the securities based on the expected timing of actual cash flows. On that basis, most of the securities held will have an expected life in the range of 2-8 years.
The Adviser’s Process - Purchasing Portfolio Securities. The Adviser seeks MBS and other securitized instruments where it is believed that the income and/or price appreciation potential is attractive. This will depend partly on the Adviser’s view on interest rates, interest rate volatility, mortgage prepayments (including refinancing and mobility of homeowners), as well as other factors. These factors are applied across the market broadly in determining what coupon rates or term bonds in which the Fund will invest, but more importantly, on a security by security basis, analyzing the specific characteristics of a given pool of MBS or structure.

A similar process will be utilized whether examining, pass-through MBS pools, MBS derivatives, collateralized mortgage obligations (CMOs) or credit-sensitive securities. The focus will be on whether a given security has a risk/reward relationship that is deemed by the Adviser to be favorable to investors.

The Adviser may also purchase bonds that serve a specific purpose in the portfolio, such as interest rate risk mitigation. For example, Interest-Only CMO structures often gain in price when interest rates rise, and thus can be useful in reducing the overall interest rate risk experienced by the Fund.

Additional Information about the Funds' Principal Investment Strategies

As part of the Fund’s research approach, the Adviser has a process to integrate, identify and consider the sustainable investment related risks and opportunities using a sustainable investment research assessment. The assessment may be conducted at the sector, issuer, shelf or security level. Not every investment will be covered at the issuer or security level. The Fund has access to this research and considers relevant sustainability issues.

The Adviser does not systematically exclude investments based on any singular characteristic. The Adviser is permitted to invest in a security if it determines the security has acceptable management of risks including sustainability-related issues notwithstanding contrary third-party data or third-party recommendations.

The Adviser has access to third-party data, but does not solely rely on third-party data or recommendations when making investment decisions for the Fund. The data informing this process is derived from a variety of sources, including issuers themselves and third-party sources. The Fund’s vendors provide sell-side data as well as environmental, social or governance related data, research and ratings. The Adviser believes its process is reasonably designed, although such data and qualitative information are inherently subject to interpretation, restatement, delay and omission outside the Adviser’s control.

The Adviser’s Process - Selling Portfolio Securities.
The Adviser may sell a security or reduce its position if:
•Revised economic outlook requires a repositioning of the portfolio or alters the risk/reward of a given security
•Changes in a security’s composition, such as faster or slower prepayments than expected, alter its risk/reward balance to an unfavorable position
•A more attractive security is found, or
•The Adviser believes the security has reached its appreciation potential.

Temporary Defensive Position. In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund
The Fund may be appropriate for you if you:
•Seek income;
•Seek capital preservation;
•Are pursuing a long-term investment goal; or
•Are willing to accept the risks of investing in fixed income securities.
The Fund may not be appropriate for you if you:
•Are pursuing a short-term investment goal or are investing emergency reserves;
•Are seeking capital appreciation; or
•Cannot tolerate fluctuation in the value of your investments.

Additional Information about the Funds' Principal Investment Strategies
Brown Advisory − WMC Strategic European Equity Fund

Principal Investment Strategies
Under normal conditions, the Brown Advisory − WMC Strategic European Equity Fund seeks to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of companies which are domiciled in or exercise the predominant part of their economic activity in Europe – defined as countries included in the MSCI Europe Index. The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% investment policy.

The Fund may purchase the securities of companies of any market capitalization. The Fund may invest in equity securities, which includes common stock, preferred stock, equity-equivalent securities such as convertible securities, stock futures contracts, equity options, other investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), real estate investment trusts (“REITs”), initial public offerings (“IPOs”), and exchange traded funds (“ETFs”). The Fund may utilize options, currency forwards, swaps, futures contracts, options on futures and participatory notes. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security.

The Fund may invest up to 20% of its net assets in securities of companies that are established or operating in countries that are considered outside of Europe which may include less developed countries as well as other developed market countries.

Wellington's Investment Process
Wellington Management Company LLP's ("Wellington") decision-making process and country allocation is driven by stock selection: while the Fund will invest with an awareness of the global economic backdrop, bottom-up stock selection is the focus of Wellington.

The investment process begins with a review of large, mid and small-capitalization stocks in the developed European equity market. The Strategic European Equity approach focuses on those companies and industries that enjoy above-average sales, earnings and/or cash-flow growth which the market has not yet fully anticipated. The team intensively evaluates all these companies leveraging the global industry analysts, other portfolio managers and equity research analysts at Wellington.

The fundamental research focuses on a company’s:
•Sources and sustainability of growth: sales, earnings and cash flow as well as secular vs. cyclical drivers.
•Business model: industry niche, barriers to entry, competition, substitution, revenue structure, margins and sustainability.
•Proprietary technology, processes, brands and tangible assets.
•Balance sheet: quality, allocation of capital, ROIC and ROE.
•Corporate governance and corporate ownership.

Wellington's investment process results in the selection of companies that typically demonstrate one or more of the following characteristics:
1.structural growth of their business driven by a secular trend;
2.superior business model; and/or
3.technological competitive advantage.

The approach focuses on those companies and industries that enjoy above-average sales and/or earnings growth as we believe these companies have the potential for significant longer-term rewards.

Finally, time is spent on estimating the price one should pay for such a superior business and making sure its growth potential is not yet fully reflected in the stock price. Key metrics include normalized P/E, Price to Free Cash Flow and P/E both on an absolute and relative basis. The Strategic European Equity approach looks at historical valuation both versus the company and the industry as well as the potential for valuation multiple expansion.

Additional Information about the Funds' Principal Investment Strategies
Wellington’s Process - Purchasing Portfolio Securities. The Strategic European Equity approach focuses on those companies and industries that enjoy above-average sales and/or earnings growth. The three key categories used to evaluate potential purchase candidates are:
•Structural Growth: Allows companies to achieve superior earnings growth and cash-flow generation over a prolonged period of time. Drivers of structural growth include: (1) secular industry or country growth; (2) superior business model; and (3) technological leadership.
•Competitive landscape: Using Porter’s 5-Forces model, we assess industry positioning and competitive advantages that drive margins and returns.
•Valuation: Growth potential not yet fully reflected in stock price.

Wellington’s Process - Selling Portfolio Securities. Wellington regularly monitors the companies in the Fund’s portfolio to determine if there have been any material changes in the companies. Wellington may sell a security or reduce its position if:
•Valuation fully reflects the company’s growth potential.
•Deterioration of structural growth drivers, competitive position and/or company fundamentals.
•More attractive investment candidates are identified.

Given the expected investment horizon of 2-5 years, where a stock reaches a valuation that fairly reflects its growth potential earlier than expected, the position may be sold or trimmed, unless the growth prospects improve.

Temporary Defensive Position. In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund
The Fund may be appropriate for you if you:
•Are willing to tolerate significant changes in the value of your investment;
•Are pursuing a long-term investment goal;
•Are willing to accept risk of market value fluctuation in the short-term; or
•Want an investment that focuses only on a particular region.
The Fund may not be appropriate for you if you:
•Need regular income or stability of principal;
•Are pursuing a short-term investment goal or investing emergency reserves; or
•Cannot tolerate fluctuation in the value of your investments.

Additional Information about the Funds' Principal Investment Strategies
Brown Advisory Emerging Markets Select Fund

Principal Investment Strategies
Under normal conditions, the Brown Advisory Emerging Markets Select Fund seeks to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities issued by companies that are established or operating in emerging market countries. These will consist of companies in emerging market countries in Latin America, Asia, Eastern Europe, Africa, and the Middle East. The Fund may purchase the securities of companies of any market capitalization. The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% investment policy.

The Fund considers a company to be established or operating in emerging market countries if: (i) it is organized under the laws of or maintains its principal office in an emerging market country; (ii) its securities are principally traded on trading markets in emerging markets countries; (iii) it derives at least 50% of its total revenue or profits from either goods or services produced or sales made in emerging markets countries; or (iv) it has at least 50% of its assets in emerging market countries.

The Fund may invest in equity securities, which includes common stock, preferred stock, equity-equivalent securities such as convertible securities, stock futures contracts, equity options, other investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”), initial public offerings (“IPOs”), and the Fund may also invest in fixed income securities and private placements. The Fund may utilize options, futures contracts, options on futures and participatory notes. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security. Investments in derivatives may be counted towards the Fund’s 80% Policy if they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.

The Fund intends to invest primarily in the following countries (others may be added as markets in other countries develop):
•Asia: China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam.
•Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama, Peru, and Venezuela..
•Eastern Europe: Croatia, Czech Republic, Estonia, Hungary, Kazakhstan, Latvia, Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, Turkey, and Ukraine.
•Africa and the Middle East: Bahrain, Botswana, Egypt, Israel, Jordan, Kenya, Kuwait, Lebanon, Mauritius, Morocco, Nigeria, Oman, Qatar, Saudi Arabia, South Africa, Tunisia, United Arab Emirates, and Zimbabwe.

The Fund may invest up to 20% of its net assets in securities of companies that are established or operating in countries that are considered to be outside of emerging markets, which may include other less developed countries as well as developed market countries. Such less developed countries share many similar attributes with emerging markets countries, however, their markets are not yet considered to be as developed as those in the emerging markets.

The Fund may invest up to 20% of its net assets in fixed income securities.
Pzena’s Investment Process
Pzena Investment Management identifies investment opportunities through a research-driven, bottom-up process, adhering to a strict valuation discipline. Pzena seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena performs intensive fundamental research on these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. They typically consider companies for inclusion in the portfolio when the following criteria are met: (1) the current valuation is low compared to the company’s normalized earnings power; (2) the current earnings are below historic norms; (3) problems are viewed as temporary; (4) management has a viable strategy to generate earnings recovery; and (5) there is meaningful downside protection in case the earnings recovery does not materialize. Pzena believes a concentrated portfolio exclusively focused on companies with these characteristics should generate meaningful excess returns for long-term investors.

Additional Information about the Funds' Principal Investment Strategies
Pzena begins by ranking the universe using its proprietary “StockAnalyzer” screening tool to forecast a naïve estimate of normalized earnings for each stock. At this initial stage, normalized earnings are the five-year forward earnings one would naively expect if all that was known was the company’s and industry’s earnings histories. At the screening level, Pzena employs the use of country-specific discount rates to take into consideration the differing levels of country-specific risks and macroeconomic conditions embedded in individual stock valuation. These discount rates quantify the market’s perception of risk in a geography. When calculating the normalized earnings of a company domiciled in a country with a particularly high discount rate (and thus, implied higher macroeconomic risk), the stock needs to be that much cheaper to be considered for purchase. The companies are ranked based on a ratio of current stock price to estimated normalized earnings five-years forward, and Pzena focuses their research on the most undervalued 20% of the universe. The portfolio managers make an initial judgment as to whether the causes of the under-valuation are likely temporary or permanent, and whether the research process is likely to enable them to build a reasonable forecast of the company’s normalized earnings power. The Director of Research then assigns stocks to research analysts to complete an initial review of the company. Approximately 70% of names are eliminated as a result of the initial review.

Research analysts complete a full research project on those stocks that are still under consideration after the initial review. The analysts conduct thorough fundamental research, approaching each situation with the following question in mind, “Would we buy the entire business at the current price?” Many of Pzena’s analysts have experience working in industry, management consulting and private equity, which has given them experience and training that is directly applicable to the research approach. Once they have built division and/or regional models and have become particularly knowledgeable about the company and its industry, the analyst and one of the portfolio managers meet with company management. This step is generally taken toward the end of the research process to ensure an informed dialogue with management. In this process, Pzena seeks a meaningful discussion with the CEO, CFO and heads of the major business units about their business, the strategic options available to them over the next several years, and their plans to restore the earnings power. Following the company visit, Pzena meets with an external analyst who is bearish on the stock, with the goal of understanding whether they have missed something structural, in which case they will revisit their research. The most common insight received at this stage is that while Pzena’s thesis may be correct, there is no near-term visibility to earnings improvement. In such cases, they tend to be encouraged by the market’s short-term orientation.

Pzena uses all the information gathered through the research process to develop a final, fully-researched estimate of normalized earnings. At this stage, normalized earnings are the earnings one would expect the company to generate five years forward. This estimate is placed into the screening model, replacing the naïve, computer-generated estimate that was the output of the original screen. If the company continues to screen as undervalued, it is considered eligible for purchase. Pzena’s sell discipline is guided by the same ranking system that informs stock purchases. Pzena continuously monitors every position’s valuation rank (based upon the company’s current stock price relative to normalized earnings) within its investment universe. Pzena systematically sells any stock once it reaches the midpoint of its investment universe. Additionally, they may choose to sell a position before it reaches the midpoint of the universe if there are more attractive opportunities to deploy the capital.

Wellington’s Investment Process
Wellington Management Company LLP's ("Wellington") investment approach is active and driven by fundamental company research. Country and sector analysis serve as an important backdrop to company research, though country and sector allocations are primarily driven by stock selection. The investment approach is style agnostic. Portfolios invest across the value-growth spectrum and are driven solely by the identification of attractive or emerging franchises trading at discounts to intrinsic value. Wellington’s focus on investing in franchises results in a mild quality bias.

Wellington’s Process - Purchasing Portfolio Securities. The focus of Wellington’s research is on identifying undervalued franchises or businesses that will be recognized as franchises in the future. Wellington believes franchise businesses generate sustainably higher return on equity (ROEs) than peers, leading to share price outperformance over time. Franchises in Asia tend to be earlier in their development phase than in other global markets, and as a result, growth potential is often underappreciated.

Additional Information about the Funds' Principal Investment Strategies

The team focuses on identifying companies with:
•a sustainable competitive advantage versus peers - this could result from the quality and strength of the management, the nature of the business model employed, barriers to entry in the industry, or other factors
•quality of management track record and orientation towards minority shareholders
•strong corporate governance track record
•undervaluation versus its regional or global peers and versus country-specific parameters

Wellington’s Process - Selling Portfolio Securities.
The primary triggers for sell decisions in Asia ex Japan investment approach are as follows:
•The stock performs well and approaches/achieves the price target.
•A “break” in the investment thesis, undermining the reason(s) the Fund owns a stock. This may result from a change in management’s focus or vision, an adverse change in the industry or market environment, or a loss of competitive advantage, or substantial concerns regarding the environmental, social, and/or governance practices of the company that result in a change in the team’s assessment of the company’s franchise value or potential.
•Other more attractive investment ideas are identified (i.e., a stock may be sold and replaced with a company with greater upside potential).

Temporary Defensive Position. In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund
The Fund may be appropriate for you if you:
•Are willing to tolerate significant changes in the value of your investment;
•Are pursuing a long-term investment goal;
•Are willing to accept risk of market value fluctuation in the short-term; or
•Want an investment that focuses only on particular sectors or industries.
The Fund may not be appropriate for you if you:
•Need regular income or stability of principal;
•Are pursuing a short-term investment goal or investing emergency reserves; or
•Cannot tolerate fluctuation in the value of your investments.

Additional Information about the Funds' Principal Investment Strategies
Brown Advisory – Beutel Goodman Large-Cap Value Fund

Principal Investment Strategies
Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies that have value characteristics (“80% Policy”). For purposes of this 80% Policy, large-capitalization companies are companies with market capitalizations greater than $5 billion. A company is considered to have value characteristics if it (i) is included in a Russell value index, (ii) is classified as a value company by an independent third-party source, or (iii) is determined by the Adviser to have value characteristics based on one or more qualitative or quantitative factors, including consideration of past, current or future earnings, cash flows, book value and sales or growth rates relative to a company’s history, industry or the broader market. The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% policy.

The Fund seeks to invest in companies at discounts to their business value, which the Fund considers to be the present value of sustainable free cash flow. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research. Accordingly, investments are made only when the Fund believes there is a sufficient discount to business value to mitigate the loss of capital in the event of adverse circumstances.

Equity securities in which the Fund may invest include common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”), and other types of investment companies.  The Fund may also invest in private placements in these types of securities.  The Fund may invest in ETFs and other types of investment companies that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Fund may invest up to 20% of its net assets in foreign securities. The Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.

The Fund may utilize options, futures contracts and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security. Investments in derivatives may be counted towards the Fund’s 80% investment policy if they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.

Beutel, Goodman & Company Ltd.’s (the "Sub-Adviser") Investment Process
Research is the cornerstone of the Sub-Adviser’s value investment process and fundamental research is the driver of the approach. The investment thesis is based on the belief that companies that generate free cash flow are potentially capable of producing increased shareholder benefits.

The Sub-Adviser believes that stock selection is the primary catalyst for superior portfolio return. The selection process is sourced from a universe of potential candidates whom the Sub-Adviser believes have consistently demonstrated a commitment to creating shareholder value without undue financial leverage. The price at which the Fund would invest in a security is determined by analyzing relative valuation measures such as a company’s price/earnings, price/cash flow, and price/book value ratios relative to its own history, the overall market, and to its sustainable earnings growth rate.

The Sub-Adviser’s Process — Selling Portfolio Securities. The Sub-Adviser regularly monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies. The Sub-Adviser may sell a security or reduce its position if it believes:
•The security subsequently fails to meet initial investment criteria;
•A more attractively priced stock is found; or
•The security becomes overvalued relative to the long-term expectation.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and

Additional Information about the Funds' Principal Investment Strategies invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund
The Fund may be appropriate for you if you:
•Are willing to tolerate significant changes in the value of your investment;
•Are pursuing a long-term investment goal; or
•Are willing to accept risk of market value fluctuation in the short-term.
The Fund may not be appropriate for you if you:
•Want an investment that pursues market trends or focuses only on particular sectors or industries;
•Need regular income or stability of principal; or
•Are pursuing a short-term investment goal or investing emergency reserves.

Additional Information about the Funds' Principal Investment Strategies
Brown Advisory − WMC Japan Equity Fund

Principal Investment Strategies
Under normal conditions, the Brown Advisory - WMC Japan Equity Fund seeks to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of companies which are domiciled in or exercise the predominant part of their economic activity in Japan. The Fund will provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.
In determining whether a company is domiciled in or exercises the predominant part of its economic activity in Japan, the Fund will consider any one of the following four factors when making its determination: (i) country of organization; (ii) primary securities trading market; (iii) location of assets with respect to at least half of the company’s assets; or (iv) country where the company derives at least half of its revenue or profits.
The Fund may purchase equity securities of companies of any size capitalization. Equity securities in which the Fund may invest include common stock, preferred stock, equity-equivalent securities such as stock futures contracts or convertible securities, equity options, other investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), real estate investment trusts (“REITs”), initial public offerings (“IPOs”), and exchange traded funds (“ETFs”). The Fund may utilize options, currency forwards, swaps, futures contracts, options on futures and participatory notes. It is expected that the Fund will generally not hedge the portfolio’s Japanese yen exposure. However, the Fund reserves the right to partially or fully hedge the portfolio’s Japanese yen exposure in order to manage risk. The Fund may also opportunistically reduce equity exposure using futures contracts. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security.
The Fund may invest up to 20% of its net assets in securities of companies that are established or operating in countries outside of Japan, which may include less developed and emerging markets countries as well as other developed market countries.
The Sub-Adviser’s Investment Process
WMC seeks to achieve the Fund’s objective by selecting investments in companies that are domiciled in Japan or exercise the predominant part of their economic activity in Japan and offer the potential for value creation, downside mitigation, and value realization. The decision-making process will be driven primarily by stock selection but with an awareness of the global economic backdrop.
The investment process begins with a quantitative review of large, mid, and small capitalization stocks domiciled in Japan. A quantitative review narrows the focus list to stocks that meet the Sub-Adviser’s criteria for valuation, historical business performance, balance sheet strength, and minimum liquidity. The list is reduced further to stocks eligible for portfolio inclusion by conducting further qualitative and quantitative analysis by the investment team. The fundamental research at this stage focuses on assessing and quantifying what the team views as the primary drivers of company performance:
•Value Creation – Free cash flow generative businesses with improving fundamentals at attractive valuations. The primary valuation metrics used are price-to-earnings (absolute, relative, historical) and free cash flow yield.
•Downside Mitigation – Conservatively financed companies with strong balance sheets, durable businesses, and high shareholder returns. Net cash balance sheets and or high total shareholder returns (dividends plus share buybacks) are sought but not required.
•Value Realization – Improving shareholder returns, takeover potential, improving capital management, better communication with investors and other governance improvements. The Sub-Adviser may engage directly with companies on these matters to unlock value through constructive conversations with management, letters to management and company boards, and through proxy voting.
The Sub- Adviser’s Process – Purchasing Portfolio Securities. A portfolio of typically between 40-80 investments is selected and sized based on the team’s assessment of the three performance drivers for each company that is expressed in the stock’s upside and downside potential, as well as liquidity considerations, conviction in their forecast, and the impact on the portfolio’s overall risk and diversification.

Additional Information about the Funds' Principal Investment Strategies
The Sub-Adviser’s Process – Selling Portfolio Securities. The Sub-Adviser regularly monitors the companies in the Fund’s portfolio to determine if there have been any material changes. The Sub-Adviser may sell or reduce a position if its assessment of any of the three drivers of performance (value creation, downside mitigation, value realization) changes unfavorably, resulting in a less attractive upside to downside ratio. Positions are trimmed and eventually eliminated as the estimated upside to downside ratio deteriorates relative to other opportunities. This can be driven by multiple expansion, deteriorating growth or balance sheet quality, or an adverse change in the corporate engagement opportunity.
Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.
Who May Want to Invest in the Fund
The Fund may be appropriate for you if you:
•Are willing to tolerate significant changes in the value of your investment;
•Are pursuing a long-term investment goal;
•Are willing to accept risk of market value fluctuation in the short-term; or
•Want an investment that focuses only on a particular country.
The Fund may not be appropriate for you if you:
•Need regular income or stability of principal;
•Are pursuing a short-term investment goal or investing emergency reserves; or
•Cannot tolerate fluctuation in the value of your investments.

Principal Risks
An investment in a Fund is subject to one or more of the principal risks identified in the following table. The identified principal risks are discussed in more detail in the disclosure that immediately follows the table.

	Brown Advisory Growth Equity Fund	Brown Advisory Flexible Equity Fund	Brown Advisory Sustainable Growth Fund	Brown Advisory Small-Cap Growth Fund
ADRs and GDRs Risk	•	•	•	•
Convertible Securities Risk	•	•		•
Credit Risk
Currency and Exchange Rate Risk
Cybersecurity and AI Risk	•	•	•	•
Debt/Fixed Income Securities Risk		•
Derivatives Risk
Emerging Markets Risk
Equity and General Market Risk	•	•	•	•
ETF Risk	•	•		•
European Securities Risk
Foreign Securities/Emerging Markets Risk	•	•	•	•
Geographic Focus Risk
Growth Company Risk	•		•	•
Interest Rate Risk
Investments in Other Investment Companies Risk		•
Japanese Securities Risk
Large Capitalization Company Risk	•	•	•
Large Investor Risk
Leverage Risk
Liquidity Risk
Management Risk	•	•	•	•
Market Risk
Maturity Risk
Medium Capitalization Company Risk	•	•
Mortgage- and Asset-Backed Securities Risk
Municipal Securities Risk
New Fund Risk
Non-Diversification Risk
Non-Investment Grade Securities Risk
Portfolio Turnover Risk
Prepayment/Extension Risk
Private Placement Risk	•	•		•
Rating Agencies Risk
REIT and Real Estate Risk	•	•	•	•
Smaller and Medium Capitalization Company Risk	•	•	•	•
Sustainable Investing Policy Risk			•
Tax Risk
To Be Announced (“TBA”) Transaction Risk
U.S. Government Securities Risk
Valuation Risk
Value Company Risk		•

Principal Risks

	Brown Advisory Small-Cap Fundamental Value Fund	Brown Advisory Sustainable Small-Cap Core Fund	Brown Advisory Sustainable Value Fund	Brown Advisory Global Leaders Fund	Brown Advisory Sustainable International Leaders Fund
ADRs and GDRs Risk	•	•	•	•	•
Convertible Securities Risk	•	•	•	•	•
Credit Risk
Currency and Exchange Rate Risk				•	•
Cybersecurity and AI Risk	•	•	•	•	•
Debt/Fixed Income Securities Risk	•
Derivatives Risk	•			•	•
Emerging Markets Risk			•
Equity and General Market Risk	•	•	•	•	•
ETF Risk	•	•	•	•	•
European Securities Risk
Foreign Securities/Emerging Markets Risk	•	•	•	•	•
Geographic Focus Risk
Growth Company Risk				•	•
Interest Rate Risk
Investments in Other Investment Companies Risk	•	•	•	•	•
Japanese Securities Risk
Large Capitalization Company Risk			•	•	•
Large Investor Risk
Leverage Risk
Liquidity Risk			•	•	•
Management Risk	•	•	•	•	•
Market Risk
Maturity Risk
Medium Capitalization Company Risk				•	•
Mortgage- and Asset-Backed Securities Risk
Municipal Securities Risk
New Fund Risk
Non-Diversification Risk
Non-Investment Grade Securities Risk	•
Portfolio Turnover Risk				•
Prepayment/Extension Risk
Private Placement Risk	•	•	•	•	•
Rating Agencies Risk
REIT and Real Estate Risk	•	•	•	•	•
Smaller and Medium Capitalization Company Risk	•	•		•
Sustainable Investing Policy Risk		•	•	•	•
Tax Risk
To Be Announced (“TBA”) Transactions Risk
U.S. Government Securities Risk				•	•
Valuation Risk			•	•	•
Value Company Risk	•		•	•	•

Principal Risks

	Brown Advisory Intermediate Income Fund	Brown Advisory Sustainable Bond Fund	Brown Advisory Maryland Bond Fund	Brown Advisory Tax-Exempt Bond Fund	Brown Advisory Tax-Exempt Sustainable Bond Fund
ADRs and GDRs Risk
Convertible Securities Risk
Credit Risk	•	•	•	•	•
Currency and Exchange Rate Risk		•
Cybersecurity and AI Risk	•	•	•	•	•
Debt/Fixed Income Securities Risk	•	•	•	•	•
Derivatives Risk	•	•	•	•	•
Emerging Markets Risk
Equity and General Market Risk
ETF Risk
European Securities Risk
Foreign Securities/Emerging Markets Risk		•
Geographic Focus Risk
Growth Company Risk
Interest Rate Risk	•	•	•	•	•
Investments in Other Investment Companies Risk	•	•		•	•
Japanese Securities Risk
Large Capitalization Company Risk
Large Investor Risk
Leverage Risk
Liquidity Risk	•	•	•	•	•
Management Risk	•	•	•	•	•
Market Risk
Maturity Risk				•	•
Medium Capitalization Company Risk
Mortgage- and Asset-Backed Securities Risk	•	•
Municipal Securities Risk	•	•	•	•	•
New Fund Risk
Non-Diversification Risk			•
Non-Investment Grade Securities Risk		•			•
Portfolio Turnover Risk		•		•
Prepayment/Extension Risk	•	•
Private Placement Risk	•	•	•	•	•
Rating Agencies Risk	•	•	•	•	•
REIT and Real Estate Risk
Smaller and Medium Capitalization Company Risk
Sustainable Investing Policy Risk		•			•
Tax Risk			•	•	•
To Be Announced (“TBA”) Transactions Risk	•	•
U.S. Government Securities Risk	•	•
Valuation Risk		•	•	•	•
Value Company Risk

Principal Risks

	Brown Advisory Mortgage Securities Fund	Brown Advisory – WMC Strategic European Equity Fund	Brown Advisory Emerging Markets Select Fund	Brown Advisory – Beutel Goodman Large-Cap Value Fund	Brown Advisory – WMC Japan Equity Fund
ADRs and GDRs Risk		•	•	•	•
Convertible Securities Risk		•	•	•	•
Credit Risk	•	•	•
Currency and Exchange Rate Risk		•	•		•
Cybersecurity and AI Risk	•	•	•	•	•
Debt/Fixed Income Securities Risk	•		•
Derivatives Risk	•	•	•	•	•
Emerging Markets Risk
Equity and General Market Risk		•	•	•	•
ETF Risk		•	•	•	•
European Securities Risk		•
Foreign Securities/Emerging Markets Risk		•	•	•	•
Geographic Focus Risk			•
Growth Company Risk
Interest Rate Risk	•
Investments in Other Investment Companies Risk			•	•	•
Japanese Securities Risk					•
Large Capitalization Company Risk		•	•	•	•
Large Investor Risk		•		•	•
Leverage Risk
Liquidity Risk	•	•	•		•
Management Risk	•	•	•	•	•
Market Risk	•
Maturity Risk
Medium Capitalization Company Risk
Mortgage- and Asset-Backed Securities Risk	•
Municipal Securities Risk	•
New Fund Risk					•
Non-Diversification Risk				•
Non-Investment Grade Securities Risk	•
Portfolio Turnover Risk	•
Prepayment/Extension Risk	•
Private Placement Risk	•		•	•
Rating Agencies Risk	•
REIT and Real Estate Risk		•	•	•	•
Smaller and Medium Capitalization Company Risk		•	•		•
Sustainable Investing Policy Risk	•
Tax Risk
To Be Announced (“TBA”) Transactions Risk	•
U.S. Government Securities Risk	•
Valuation Risk	•	•	•		•
Value Company Risk				•
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in a Fund. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Fund will achieve its investment objective, and an investment in a Fund is not by itself a complete or balanced investment program. The following provides additional information regarding the principal risks that could affect the value of your investment:

Principal Risks
American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) Risk
ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees.  Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders.  Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk, since unlike ADRs, they may not be U.S. dollar-denominated.

Convertible Securities Risk
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities generally have characteristics similar to both debt and equity securities.  Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers.  Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible proportionate securities.

Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.  A Fund’s investments in convertible securities may subject the Fund to the risks that prevailing interest rates, issuer credit quality and any call provisions may affect the value of the Fund’s convertible securities.  Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time.  Rights typically have a substantially shorter term than do warrants.  Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.  Rights and warrants may lack a secondary market.

Credit Risk
In connection with a Fund’s investments in fixed income securities, the value of your investment in the Fund may change in response to the credit ratings of that Fund’s portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a fixed income security held by a Fund may cause it to default or become unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling to pay interest or principal due on the security. A Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults. Investments in fixed income securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks involve credit risk as they are not backed by the full faith and credit of the U.S. Government.

Currency and Exchange Rate Risk
A Fund uses various strategies to attempt to minimize the impact of changes in the value of a currency against the U.S. dollar. These strategies may not always be successful. In order to minimize transaction costs, or for other reasons, the Fund’s exposure to a foreign currency may not be fully hedged at all times. Currency exchange rates can be very volatile and can change quickly and unpredictably for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably in response to these events and investors may lose money as a result.

Cybersecurity and AI Risk
The Funds are susceptible to operational, information security, and related risks through breaches in cybersecurity. In general, cybersecurity failures or breaches of the Funds or their service providers or the issuers of securities in which a Fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cybersecurity breaches may involve unauthorized access to the Funds’ digital information systems (e.g., through “hacking” or malicious software coding), but

Principal Risks
may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). A cybersecurity failure or breach could cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their net asset value, impediments to trading, the inability of shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. While the Adviser has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Funds cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Funds.

The increasingly widespread use of AI by issuers and market participants and investments in such technologies by issuers may significantly impact the economy, financial markets and issuers. Machine driven and artificially intelligent trading systems are advancing rapidly, particularly with respect to increasing levels of autonomy in trading decision capabilities. Congress and regulators of financial markets have become increasingly focused on the potential impact of artificial intelligence (“AI”) on investment activities and may issue regulations that affect the use of artificial technology in trading activities. Any such legislation or regulations may not have the intended effect on financial markets. The use of, and advancements in, AI and other technologies may result in the introduction of inaccurate, biased, or otherwise faulty outputs and security vulnerabilities, which can go undetected. Malicious actors also may use AI for fraud, hacking, or market manipulation. Issuers that engage in artificial intelligence-related businesses or that simply increasingly use these technologies are particularly susceptible to the risks associated with artificial intelligence and its rapid and unpredictable evolution, including (but not limited to) market and business risks, technology and product risks, cybersecurity and data security risks, and intellectual property risks.

Debt/Fixed Income Securities Risk
The value of your investment in a Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund invests. Conversely, a decrease in interest rates typically causes an increase in the value of debt securities in which the Fund may invest. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for a Fund to sell its holdings at a time when the Fund’s manager might wish to sell. The longer the duration of a debt security, the more its value typically falls in response to an increase in interest rates. The value of your investment in a Fund may change in response to the credit ratings of the Fund’s portfolio of debt securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a debt security held by a Fund may cause it to default or become unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling to pay interest or principal due on the security. A Fund cannot collect interest and principal payments on a debt security if the issuer defaults. Prepayment and extension risks may occur when interest rates decline and issuers of debt securities experience acceleration in prepayments. The acceleration can shorten the maturity of the debt security and force the Fund to invest in securities with lower interest rates, reducing the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of the debt security and causing the value of the security to decline. Distressed debt securities (“junk bonds”) involve greater risk of default or downgrade and are more volatile than investment grade securities. Distressed debt securities may also be less liquid than higher quality debt securities.

Derivatives Risk
Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, interest rates, indexes or currencies. Derivative instruments may also include certain structured securities. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on a Fund’s performance. The use of derivatives is a highly specialized activity that involves strategies and risks that are different from those involving ordinary portfolio securities transactions, and generally depends on the manager’s ability to predict market movements. Moreover, even if the Adviser or a Sub-Adviser is correct in its forecast, there is still a risk that a derivative position may not perform as initially anticipated.

Principal Risks
A Fund may use derivatives in various ways. A Fund may use derivatives as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes; under such circumstances, the derivatives may provide investment exposure to the reference asset or a market risk factor associated with the reference asset, and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. A Fund may use derivatives to hedge (or reduce) its exposure to a portfolio asset or risk. A Fund may use derivatives for leverage. A Fund may also use derivatives to manage cash.

Derivatives are subject to a number of risks, certain of which are described elsewhere in this section, such as leverage risk, liquidity risk, operational risk, legal risk, interest rate risk, credit risk and general market risks.

Additional risks associated with a Fund’s use of derivatives may include the risk of improper valuation and the risk that future regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund’s derivatives transactions, impede the employment of the Fund’s derivatives strategies or adversely affect the Fund’s performance. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. Central-clearing of derivatives transactions still carries with it the risk that the clearinghouse will fail or not perform under the contract. A Fund’s use of derivatives may entail risks greater than, or possibly different from, such risks and other Principal Risks to which a Fund is exposed, as described below. Certain of the different risks to which a Fund might be exposed due to its use of derivatives include the following:

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains.

Correlation Risk is the risk that derivative instruments may be mispriced or improperly valued and that changes in the value of the derivatives may not correlate perfectly with the underlying asset or security.

Volatility Risk is the risk that, because a Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of the derivative instruments as they may increase or decrease in value more quickly than the underlying currency, security, interest rate or other economic variable.

Credit Derivatives Risk is the risk if the Adviser or Sub-Adviser is incorrect in its forecast of default risks and market spreads. Swap and other structured securities counterparty credit quality or other applicable factors associated with the use of credit default swaps may expose a Fund to credit risk, and a Fund’s investment performance may diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser or Sub-Adviser is correct in its forecast, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. A Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction.

Operational Risk is the risk that operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error will arise from trading derivatives.

Legal Risk is the risk that the documentation for trading derivatives will be insufficient, that a derivatives counterparty will not have insufficient capacity or authority to enter into derivatives transactions, or that issues of legality or enforceability of a derivatives contract will arise.

Service Provider Risk is the risk that the services provided by third-parties that assist with the management of the Funds’ derivatives risks will not be adequate or the information they provide to assist with risk management will not be accurate or may not be available at times.

Emerging Markets Risk

Principal Risks
The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. Emerging markets countries are also subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events. Emerging markets countries are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

Equity and General Market Risk
A Fund’s investments in equity securities may subject the Fund to volatility and the following risks:
•prices of stock may fall over short or extended periods of time;
•cyclical movements of the equity market may cause the value of the Fund’s securities to fluctuate drastically from day to day; and
•individual companies may report poor results or be negatively affected by industry and or economic trends and developments.

In general, stock values are affected by activities specific to the company as well as general market, economic, social and political (including geopolitical) conditions. The net asset value (“NAV”) of a Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Other general market risks include:
•the market may not recognize what the Adviser or Sub-Adviser believes to be the true value or growth potential of the stocks held by a Fund;
•the earnings of the companies in which a Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline;
•the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock.  The potential for price fluctuations in the stock of a smaller capitalization company may be greater than that of a large capitalization company;
•the Adviser’s or Sub-Adviser’s judgment as to the growth potential or value of a stock may prove to be wrong; and
•a decline in investor demand for the stocks held by a Fund also may adversely affect the value of the securities.

Markets may, in response to economic or market developments, governmental actions or intervention, supply chain disruptions, war, military action, extreme weather, natural disasters, epidemics, pandemics, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

ETF Risk
Investments in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles) may involve duplication of certain fees and expenses.  By investing in an ETF, a Fund becomes a shareholder of that ETF.  As a result, Fund shareholders indirectly bear their proportionate share of the ETF’s fees and expenses which are paid by the Fund as a shareholder of the ETF.  These fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.  If the ETF fails to achieve its investment objective, the Fund’s investment in the ETF may adversely affect the Fund’s performance.  Investing in an ETF subjects the Fund to these risks affecting the ETF, including the possibility that the value of the underlying securities held by the ETF could decrease. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, (1) the Fund may acquire ETF shares at a discount or premium to their NAV and (2) ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Finally,

Principal Risks
because the value of ETF shares depends on the demand in the market, the Adviser or Sub-Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

European Securities Risk
Because a significant portion of the assets of the WMC Strategic European Equity Fund are invested in European securities, the WMC Strategic European Equity Fund’s performance is expected to be impacted by the political (including geopolitical), social and economic environment within Europe. Europe includes a range of countries. Generally, unemployment in Europe has historically been higher than in the United States, and although the region has shown resiliency, it faces economic uncertainty and slow economic growth or recession due to concerns about economic downturns in, or rising government debt levels of, several European countries. Such adverse events can negatively affect the exchange rate of the euro which, in turn, affects not only countries that use the euro but countries that do not use it as well. Government responses to the financial problems within European countries, which could include austerity measures, may result in greater economic uncertainty and thus limit future growth and economic recovery. In addition, Russia’s recent military actions in Ukraine, initiated in 2022, have led to, and may lead to additional sanctions being levied by the United States, European Union, United Kingdom and other countries against Russia. Russia’s military actions and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the WMC Strategic European Equity Fund’s investments, even beyond the direct exposure the Fund may have to Russian issuers or adjoining geographic regions. Additionally, most of the developed countries in Western Europe are members of the European Union (“EU”), and in many cases, members of the European Economic and Monetary Union (“EMU”). These European countries can be significantly affected by restrictions on inflation rates, interest rates, deficits, debt levels and fiscal and monetary controls with which EU members and candidates for EMU membership are required to comply. In addition, the private and public sectors’ debt problems of a single EU country can pose economic risks to the rest of the EU members.

Foreign Securities/Emerging Markets Risk
In connection with a Fund’s investments in foreign securities and ADRs/GDRs, an investment in that Fund may have the following additional risks:
•foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets;
•foreign markets, including markets that have historically been considered stable, may experience increased risk due to war, hyperinflation, currency devaluations, changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability which may affect the operations of foreign companies and the value of their securities;
•fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund’s investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar;
•foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation.  There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies;
•foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems;
•certain foreign brokerage commissions and custody fees may be higher than those in the United States;
•dividends payable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to a Fund’s shareholders;
•economic sanctions could, among other things, effectively restrict or eliminate a Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value; and
•prices for stock or ADRs/GDRs, may fall over short or extended periods of time.

If a Fund invests in emerging markets, an investment in that Fund may have the following additional risks:
•information about the companies in emerging markets is not always readily available;
•stocks of companies traded in emerging markets may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;
•greater political and economic uncertainties exist in emerging markets than in developed foreign markets;

Principal Risks
•the securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries;
•companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations;
•very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets;
•emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely affect the operations of the Fund;
•certain emerging markets impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar;
•governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies.  As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could affect the value of the Fund’s investments; and
•emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

ADR and GDR investments may subject a Fund to the same risks as direct investments in foreign companies.
For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries.  The less developed the country, the greater affect these risks may have on your investment in a Fund, and as a result, an investment in that Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments.

Geographic Focus Risk
Because the Emerging Markets Select Fund invests primarily in equity securities of issuers in emerging markets, the Fund’s investments may have greater exposure to the limited number of countries in which it invests. To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain emerging markets economies may themselves be focused in particular industries or more vulnerable to political changes than the U.S. economy, which may have a direct impact on the Fund’s investments. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

The Fund may, from time to time, focus on specific geographic regions within the emerging markets, including countries in Asia, such as China, Hong Kong and Taiwan, thus providing exposure to the risks associated with investment in Asian markets. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States. Investments in countries in the Asian region will be impacted by the market conditions, legislative or regulatory changes, competition, or political, economic and other developments in Asia.

Investments in China may subject the Fund to certain additional risks, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards.

Growth Company Risk
An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer. Growth securities may also be priced higher relative to their earnings or assets as compared with value or other stocks. Growth-oriented investing may produce a portfolio more concentrated in a small number of larger companies than other investment styles, which can heighten sensitivity to adverse developments affecting those companies.

Principal Risks
Interest Rate Risk
In connection with a Fund’s investments in fixed income securities, the value of your investment in that Fund may change in response to changes (or the expectation of changes) in interest rates. An increase in interest rates typically causes a fall in the value of the securities in which a Fund invests. The longer the duration of a fixed income security, the more its value typically falls in response to an increase in interest rates. The Federal Reserve has increased at significant levels over recent periods. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases may negatively impact the Fund’s performance or otherwise adversely impact the Fund.

Investments in Other Investment Companies Risk
Investments in other investment companies, including money market funds and business development companies (“BDCs”), may involve duplication of certain fees and expenses. By investing in other investment companies, a Fund becomes a shareholder of that company. As a result, Fund shareholders indirectly bear their proportionate share of the other investment company’s fees and expenses which are paid by the Fund as a shareholder of the other investment company. These fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. If the other investment company fails to achieve its investment objective, the Fund’s investment in the other investment company may adversely affect the Fund’s performance.

In addition, investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund.

Japanese Securities Risk
Because a significant portion of the assets of the Brown Advisory – WMC Japan Equity Fund are invested in Japanese securities, the Fund’s performance is expected to be closely tied to the political, social and economic conditions within Japan. The Japanese economy has at times in the past been negatively affected by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade, an aging demographic, a declining population and natural disasters. These factors, as well as other adverse political developments, increases in government debt, and changes to fiscal, monetary, or trade policies, may negatively affect Japanese markets and thus the Fund’s performance. In addition, the Japanese yen has a history of unpredictable and volatile movements against the U.S. dollar, and the Japanese government has at times intervened in its currency markets; any such fluctuations or intervention could adversely affect the value of the Fund’s investments. Japan also has a growing economic relationship with China and other Southeast Asian countries, and Japan’s economy may therefore be affected by economic, political or social instability in those countries. Japan’s political relationships with its neighbors have also been strained at times, and increased political tension could adversely affect the Japanese economy, particularly during periods of crisis.

Large Capitalization Company Risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Large Investor Risk
Ownership of shares of a Fund may be concentrated in one or more large investors. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact a Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large investor redemption activity also may increase a Fund’s brokerage and other expenses.

Principal Risks
Leverage Risk
Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which a Fund’s investment portfolio may be subject.

Liquidity Risk
Certain securities held by a Fund may be difficult (or impossible) to sell at the time and at the price the Adviser or Sub-Adviser would like.  As a result, a Fund may have to hold these securities longer than it would like and may forego other investment opportunities.  There is the possibility that a Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Management Risk
Each Fund is actively managed and its performance may reflect the Adviser’s or Sub-Adviser’s ability to make decisions which are suited to achieving a Fund’s investment objectives.  Due to its active management, a Fund could under perform other mutual funds with similar investment objectives.

Market Risk
The portfolio securities held by a Fund are susceptible to general market fluctuations and to volatile increases and decreases in value. The securities markets may experience declines and the portfolio holdings in a Fund’s portfolio may not increase their earnings at the rate anticipated. A Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Maryland Bonds and Municipal Securities Risk
Maryland Bonds
If a Fund invests in Maryland fixed income securities, economic or political factors in Maryland may adversely affect issuers of the Maryland municipal securities in which that Fund invests. Adverse economic or political factors will affect a Fund’s NAV more than if that Fund invested in more geographically diverse investments. As a result, the value of a Fund’s assets may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states. The State of Maryland and the State’s municipal issuers may also be adversely affected by the economic, social and health risks presented by the ongoing pandemic which could potentially produce a negative financial impact on the future economic fundamentals of issuers of Maryland municipal securities. For example, the State and Maryland’s municipal issuers could experience declines in the receipt of tax payments, fees and other types of revenue that are generally relied upon to support the payment of debt service on the securities that they issue.

In addition to the state’s general obligations, a Fund will invest a significant portion of its assets in bonds that are rated according to the issuer’s individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Maryland depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid. Certain Fund holdings may not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these “revenue” bonds may vary from that of the state’s general obligations.

Principal Risks
The State of Maryland faces a structural budget deficit, with projections in fiscal year 2027 and beyond showing that ongoing spending would exceed ongoing revenues despite deficiency appropriations, spending reductions, and fund transfers. Continued federal policy changes, including potential further reductions in federal employment (which affects the income tax base of Maryland more so than most other states) and federal aid, together with slower-than-average state economic growth, could worsen the State’s budget deficit and adversely affect the State’s creditworthiness if not addressed through timely structural adjustments.

The following is a summary of the NRSRO ratings for Maryland municipal securities. Maryland general obligation bonds were rated AAA by Fitch Ratings, confirmed as of May 28, 2026, and AAA by S&P Global Ratings, confirmed as of May 21, 2026. There can be no assurance that Maryland general obligation bonds or the securities of any Maryland political subdivision, authority or corporation owned by a Fund will be rated in any category or will not be downgraded by an NRSRO.

Other Municipal Securities
Changes in economic, business or political conditions relating to a particular state, or states, or type of projects may have a disproportionate impact on a Fund. Municipalities continue to experience difficulties in the current economic and political environment. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints. Municipal obligations that a Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year’s lease payments, then the lease may terminate, with the possibility of default on the lease obligation and significant loss to a Fund. The repayment of principal and interest on some of the municipal securities in which a Fund may invest may be guaranteed or insured by a monoline insurance company (a bond insurer) or other financial institution. If a company insuring municipal securities in which a Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate. The credit and quality of private activity bonds are usually related to the credit of the corporate user of the facilities and therefore such bonds are subject to the risks of the corporate user. A Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, social, public health, political, environmental or regulatory occurrences impacting these particular cities, states or regions.

Maturity Risk
Generally, a bond with a longer maturity will entail greater interest rate risk but have a higher yield. Conversely, a bond with a shorter maturity will entail less interest rate risk but have a lower yield.

Medium Capitalization Company Risk
Because a Fund invests primarily in medium capitalization companies, an investment in the Fund will have the following additional risks:
•analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available;
•securities of many medium-capitalization companies may be thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies;
•changes in the value of medium capitalization company stocks may not mirror the fluctuation of the general market; and
•more limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of medium capitalization securities can fluctuate more significantly than the securities of larger companies.  The smaller the company, the greater effect these risks may have on that company’s operations and performance.  Further, stocks of medium capitalization companies could be more difficult to sell during market downturns compared to larger, more widely traded companies. As a result, an investment in a Fund may exhibit a higher degree of volatility than the general domestic securities market.

Mortgage– and Asset–Backed Securities Risk
Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These securities are subject to prepayment risk as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the Fund may

Principal Risks
have to reinvest the prepaid principal in lower yielding securities, thus reducing the Fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended, reducing the cash flow for potential reinvestment in higher yielding securities.

New Fund Risk
There can be no assurance that a newly organized Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.  Liquidation can be initiated without shareholder approval by the Board if it determines it is in the best interest of shareholders.  As a result, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversification Risk
If a Fund is “non-diversified,” then its investments are not required to meet certain diversification requirements under Federal law. A “non-diversified” Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Non-Investment Grade ("Junk Bond") Securities Risk
Below investment grade debt securities (also known as “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. Junk bonds generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately or sell at an advantageous price or time and present more credit risk than investment grade securities. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Portfolio Turnover Risk
Frequent trading increases a Fund’s portfolio turnover rate and may increase transaction costs, such as brokerage commissions, dealer mark-ups and taxes. Increased transaction costs could detract from the Fund’s performance. Higher portfolio turnover also may result in higher taxes when Fund shares are held in a taxable account.

Prepayment/Extension Risk
In connection with a Fund’s investments in fixed income securities, the Fund may be forced to invest in securities with lower yields and thus reducing its income if issuers prepay certain fixed income securities.  A Fund may be exposed to greater prepayment risk because a Fund invests in mortgage-backed and asset-backed securities.  Issuers may decrease prepayments of principal when interest rates increase, extending the average life and duration of a fixed income security and causing the value of the security to decline.  There is a greater risk that a Fund will lose money due to extension risk because a Fund invests in mortgage-backed and asset-backed securities.

Private Placement Risk
A Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act.  Privately issued securities are restricted securities that are not publicly traded.  Accordingly, the liquidity of the market for specific privately issued securities may vary.  Delay or difficulty in selling such securities may result in a loss to the Fund.  Privately issued securities that are determined by the Adviser or Sub-Adviser to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Rating Agencies Risk
Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant.  A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests.  The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

Principal Risks
Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

REIT and Real Estate Risk
A Fund’s investments in REITs may subject the Fund to the following additional risks:
•declines in the value of real estate;
•changes in interest rates;
•lack of available mortgage funds or other limits on obtaining capital;
•overbuilding;
•obsolescence of properties;
•extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn;
•changes in financing terms that may render the sale or refinancing of properties difficult or unattractive;
•demographic trends, such as population shifts or changing tastes, preferences or values;
•increases in property taxes and operating expenses;
•changes in zoning laws and regulations;
•casualty or condemnation losses; and
•tax consequences of the failure of a REIT to comply with tax law requirements.

A Fund will bear a proportionate share of the REIT’s on-going operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of the Fund.

Smaller and Medium Capitalization Company Risk
If a Fund invests in smaller and medium capitalization companies, an investment in the Fund may have the following additional risks:
•analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available;
•securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies;
•changes in the value of smaller and medium capitalization company stocks may not mirror the fluctuation of the general market; and
•more limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of smaller and medium capitalization securities can fluctuate more significantly than the securities of larger companies.  The smaller the company, the greater effect these risks may have on that company’s operations and performance.  Further, stocks of smaller and medium capitalization companies could be more difficult to sell during market downturns compared to larger, more widely traded companies, As a result, an investment in a Fund may exhibit a higher degree of volatility than the general domestic securities market.

Sustainable Investing Policy Risk
A Fund’s consideration of sustainability criteria could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not consider sustainability criteria. The application of sustainability principles and the perceptions of the commitment of a given issuer to sustainability principles vary among vendors, investors, analysts and other market observers. Additionally, it may be difficult in certain instances for the Adviser to correctly evaluate an issuer’s commitment to sustainability practices, and a failure to do so may result in investment in issuers with practices that are not consistent with the Fund’s aspirations.

Tax Risk
Municipal securities may decrease in value during times when tax rates are falling. The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, interest income on municipal

Principal Risks
obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

To Be Announced (“TBA”) Transactions Risk
A Fund may enter into TBA transactions to purchase mortgage-related securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date or if the counterparty does not deliver the securities as promised.

U.S. Government Securities Risk
Although a Fund’s U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury.  Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.

While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.

Valuation Risk
The prices provided by pricing services or independent dealers or the fair value determinations made by the Adviser may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.  The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Value Company Risk
Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.  The determination that a stock is undervalued is subjective; the market may not agree, and a stock’s price may not rise to what the investment manager believes is its full value.  If the market does not consider the stock to be undervalued then the value of a Fund’s shares may decline, even if stock prices generally are rising.

Management
Each Fund is a series of Brown Advisory Funds (the “Trust”). The business of the Trust and each Fund is managed under the oversight of the Board of Trustees (the “Board”). The Board meets periodically to review each Fund’s performance, monitor investment activities and practices, and discuss other matters affecting each Fund. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Funds’ Statement of Additional Information (“SAI”).
The Adviser
Brown Advisory LLC. Each Fund’s Adviser is Brown Advisory LLC, 901 South Bond Street, Suite 400, Baltimore, Maryland 21231. The Adviser does business under the name of Brown Advisory. The Adviser is a wholly-owned subsidiary of Brown Advisory Management, LLC, a Maryland limited liability company. Brown Advisory Management, LLC is controlled by Brown Advisory Incorporated, a holding company incorporated under the laws of Maryland in 1998. The Adviser and its affiliates (“Brown Advisory”) have provided investment advisory and management services to clients for over 20 years. As of September 30, 2026, Brown Advisory had approximately $121.6 billion in assets under management.

The Adviser receives an advisory fee from each Fund at an annual rate of each Fund’s average daily net assets as indicated below the “Contractual Advisory Fee”. For the fiscal year ended June 30, 2026, the Adviser received, after applicable fee waivers, an advisory fee at an annual rate of each Fund’s average daily net assets as indicated below the “Net Advisory Fee Received”. The currently effective annual advisory fee for each of the Funds is as follows:

	Contractual Advisory Fee as of the fiscal year ended 6/30/26	Net Advisory Fee Received for fiscal year ended 6/30/26
Brown Advisory Growth Equity Fund(1)	0.60%	0.60%
Brown Advisory Flexible Equity Fund(2)	0.50%	0.42%
Brown Advisory Sustainable Growth Fund(3)	0.60%	0.53%
Brown Advisory Small-Cap Growth Fund	0.85%	0.85%
Brown Advisory Small-Cap Fundamental Value Fund	0.85%	0.85%
Brown Advisory Sustainable Small-Cap Core Fund	0.85%	0.74%
Brown Advisory Sustainable Value Fund	0.60%	0.56%
Brown Advisory Global Leaders Fund	0.65%	0.65%
Brown Advisory Sustainable International Leaders Fund	0.75%	0.38%
Brown Advisory Intermediate Income Fund	0.30%	0.30%
Brown Advisory Sustainable Bond Fund	0.30%	0.30%
Brown Advisory Maryland Bond Fund	0.30%	0.30%
Brown Advisory Tax-Exempt Bond Fund	0.30%	0.30%
Brown Advisory Tax-Exempt Sustainable Bond Fund	0.30%	0.30%
Brown Advisory Mortgage Securities Fund	0.30%	0.30%
Brown Advisory – WMC Strategic European Equity Fund	0.90%	0.90%
Brown Advisory Emerging Markets Select Fund	0.90%	0.90%
Brown Advisory – Beutel Goodman Large-Cap Value Fund	0.45%	0.45%
Brown Advisory – WMC Japan Equity Fund	0.80%	0.80%
(1)The Fund is subject to contractual breakpoints on its investment advisory fees. Under the breakpoint structure, the Adviser is entitled to an advisory fee at the annual rate of 0.60% of the first $1.5 billion of the Brown Advisory Growth Equity Fund's average daily net assets, 0.55% of the Fund's average daily net assets over $1.5 billion to $3 billion, 0.50% of the Fund’s average daily net assets over $3 billion to $6 billion, and 0.45% of the Fund's average daily net assets over $6 billion, computed daily and payable monthly.
(2)The Fund is subject to contractual breakpoints on its investment advisory fees. Under the breakpoint structure, the Adviser is entitled to an advisory fee at the annual rate of 0.50% of the first $150 million of the Brown Advisory Flexible Equity Fund's average daily net assets, 0.45% of the Fund's average daily net assets over $150 million to $250 million, 0.40% of the Fund’s average daily net assets over $250 million to $1 billion, and 0.38% of the Fund's average daily net assets over $1 billion, computed daily and payable monthly.
(3)The Fund is subject to contractual breakpoints on its investment advisory fees. Under the breakpoint structure, the Adviser is entitled to an advisory fee at the annual rate of 0.60% of the first $1.5 billion of the Brown Advisory Sustainable Growth Fund's average daily net assets, 0.55% of the Fund's average daily net assets over $1.5 billion to $3 billion, 0.50% of the Fund’s average daily net assets over $3 billion to $6 billion, and 0.45% of the Fund's average daily net assets over $6 billion, computed daily and payable monthly.

Management – The Adviser/ The Sub-Advisers
A discussion summarizing the basis on which the Board approved the renewal of the Investment Advisory Agreement between the Adviser and the Trust on behalf of each of the Funds, other than the Brown Advisory - WMC Japan Equity Fund, including the basis on which the Board approved the renewal of the Investment Sub-Advisory Agreements between the Adviser and (i) Brown Advisory Limited (on behalf of the Brown Advisory Global Leaders Fund and the Brown Advisory Sustainable International Leaders Fund), (ii) Wellington Management Company LLP (on behalf of the Brown Advisory - WMC Strategic European Equity Fund and the Brown Advisory Select Emerging Markets Fund), (iii) Pzena Investment Management, LLC (on behalf of the Brown Advisory Select Emerging Markets Fund), and (iv) Beutel, Goodman and Company Ltd. (on behalf of Brown Advisory - Beutel Goodman Large-Cap Value Fund) is presented in the Funds’ Semi-Annual Report to Shareholders dated December 31, 2025.

A discussion summarizing the basis on which the Board approved the initial Investment Advisory Agreement between the Adviser and the Trust with respect to the Brown Advisory - WMC Japan Equity Fund, including the basis on which the Board approved the initial Investment Sub-Advisory Agreement between the Adviser and Wellington Management Company LLP on behalf of the Brown Advisory - WMC Japan Equity Fund, is presented in the Funds’ Semi-Annual Report to Shareholders dated December 31, 2024.

Subject to the general oversight of the Board, the Adviser is directly responsible for making the investment decisions for the Funds, other than the Brown Advisory Global Leaders Fund, Brown Advisory Sustainable International Leaders Fund, Brown Advisory − WMC Strategic European Equity Fund, Brown Advisory − WMC Japan Equity Fund, Brown Advisory Emerging Markets Select Fund, and the Brown Advisory – Beutel Goodman Large-Cap Value Fund.

The Adviser also provides certain business management services to each Fund pursuant to a separate Business Management Agreement. Pursuant to the Business Management Agreement, the Adviser supervises all aspects of the management and operations of the Funds, which includes monitoring the Funds’ relationships with third-party service providers to the Funds and other related business management services. For these services, each Fund pays the Adviser a fee of 0.05% of its average daily net assets.

The Trust and Adviser have applied to the Securities and Exchange Commission (“SEC”) for an exemptive order (the “Exemptive Order”) that would permit the Brown Advisory Funds and the Adviser, subject to certain conditions and approval by the Board of Trustees, but without shareholder approval, to hire sub-advisers for the Brown Advisory Funds, change the terms of particular agreements with sub-advisers or continue the employment of existing sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement (“Manager of Managers Arrangement”).  Within 90 days of retaining a new sub-adviser, shareholders of any affected Fund will receive written notification of the change. However, as of the date of this Prospectus, the Trust and Adviser have not yet received the Exemptive Order.
The Sub-Advisers
Brown Advisory Limited. The sub-adviser for the Brown Advisory Global Leaders Fund and Brown Advisory Sustainable International Leaders Fund is Brown Advisory Limited, 18 Hanover Square, London, W1S 1JY, United Kingdom. Brown Advisory Limited is an affiliate of the Adviser based in London. As of September 30, 2026, Brown Advisory Limited managed approximately $24.6 billion in assets.

Subject to the general oversight of the Board and the Adviser, Brown Advisory Limited is directly responsible for making the investment decisions for the Brown Advisory Global Leaders Fund and the Brown Advisory Sustainable International Leaders Fund.

Wellington Management Company LLP. The sub-adviser for the Brown Advisory - WMC Strategic European Equity Fund and Brown Advisory – WMC Japan Equity Fund, and a sub-adviser for the Brown Advisory Emerging Markets Select Fund is Wellington Management Company LLP ("Wellington"), a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington is a professional investment counseling fir m which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 90 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2026, Wellington and its investment advisory affiliates had investment management authority with respect to over $1.4 trillion in assets.

Management – The Sub-Advisers/ Portfolio Managers
Subject to the general oversight of the Board and the Adviser, Wellington is directly and solely responsible for making the investment decisions for the Brown Advisory − WMC Strategic European Equity Fund and the Brown Advisory - WMC Japan Equity Fund and is directly responsible for making the investment decision for its allocated portion of the Brown Advisory Emerging Markets Select Fund.

Pzena Investment Management, LLC. A sub-adviser for the Brown Advisory Emerging Markets Select Fund is Pzena Investment Management, LLC ("Pzena"), located at 320 Park Avenue, 8th Floor, New York, New York 10022. Pzena is registered as an investment adviser with the SEC. As of June 30, 2026, Pzena had approximately $85.3 billion in assets under management.

Subject to the general oversight of the Board and the Adviser, Pzena is directly responsible for making the investment decision for its allocated portion of the Brown Advisory Emerging Markets Select Fund.

Beutel, Goodman & Company Ltd. The sub-adviser for the Brown Advisory - Beutel Goodman Large-Cap Value Fund is Beutel, Goodman & Company Ltd. (“Beutel Goodman”). Beutel Goodman is a privately-owned, independent Canadian investment manager with principal offices at 20 Eglinton Avenue West, Suite 2000, P.O. Box 2005, Toronto, Ontario, Canada M4R 1K8. As of June 30, 2026, Beutel Goodman had investment management authority with respect to approximately $33.2 billion in assets.

Subject to the general oversight of the Board and the Adviser, the Beutel Goodman is directly responsible for making the investment decisions for the Brown Advisory - Beutel Goodman Large-Cap Value Fund.

Portfolio Managers
Brown Advisory Growth Equity Fund. An investment team managed the Fund’s portfolio from its inception in 1999 through March 2008. Mr. Kenneth M. Stuzin led the team during that period; this was a time when the team managed the Fund in a tax sensitive manner. Since 2008, Mr. Stuzin has managed the Fund according to the institutional strategy and retains sole decision-making authority over the day-to-day management of the Fund’s assets:

Kenneth M. Stuzin, CFA, has served as portfolio manager for the Fund since 1999 and retains decision-making authority over the day-to-day management of the Fund’s assets. Prior to joining Brown Advisory in 1996, Mr. Stuzin was a Vice President and Portfolio Manager at J.P. Morgan Investment Management in Los Angeles, where he was a U.S. Large-Cap Portfolio Manager. Prior to that, he was a quantitative portfolio strategist in New York, advising clients on capital markets issues and strategic asset allocation decisions. Mr. Stuzin received his B.A. and M.B.A. from Columbia University in 1986 and 1993, respectively.

Brown Advisory Flexible Equity Fund.  Maneesh Bajaj is responsible for the day-to-day management of the Fund’s portfolio.

Maneesh Bajaj, CFA, has served as a portfolio manager of the Fund since 2018 and previously served as associate portfolio manager of the Fund since 2017. Mr. Bajaj is a portfolio manager and equity research analyst at Brown Advisory. Prior to joining the firm, he was a strategy consultant at McKinsey & Co., New York. He also worked in corporate value consulting at Standard & Poor’s and in design and development of telecommunication networks at Primus Telecommunications. Mr. Bajaj received a M.S. from the University of Kentucky and an M.B.A. from the University of Pennsylvania.

Brown Advisory Sustainable Growth Fund. Karina Funk, David Powell, and John Canning serve as the Fund’s portfolio managers and retain equal decision-making authority in the day-to-day management of the Fund’s portfolio. Effective March 31, 2027, Ms. Funk will no longer serve as a portfolio manager to the Fund as she will transition to an advisory role with respect to sustainable investing at the Adviser.

Ms. Karina Funk, CFA, has served as portfolio manager of the Fund since its inception in 2012. She joined Brown Advisory’s equity research team in 2009, with a focus on companies in the clean technology sector. Prior to joining Brown Advisory, Ms. Funk was a senior research analyst at Winslow Management Company from 2007 prior to Winslow joining Brown Advisory in 2009. Ms. Funk earned a B.S. in Chemical Engineering from Purdue University, an

Management – Portfolio Managers
M.S. in Civil & Environmental Engineering and an M.S. in Technology & Policy from the Massachusetts Institute of Technology, and a Post-Graduate Diploma from Ếcole Polytechnique in France.

Mr. David Powell, CFA, has served as portfolio manager of the Fund since its inception in 2012. He joined Brown Advisory’s equity research team in 1999, with a focus on companies in the energy and industrials sectors. Mr. Powell earned a B.A. from Bowdoin College.

Mr. John Canning, CFA, has served as portfolio manager of the Fund since September 2026. He is a partner at Brown Advisory, having joined the firm in 2014 as an equity research analyst covering software and services companies within the technology sector. Since joining Brown Advisory, he has contributed to the Large-Cap Sustainable Growth strategy through company research, portfolio discussions and client due diligence conversations, with particular experience across technology and technology-enabled businesses. He earned a BA from Dartmouth College and holds the CFA designation.

Brown Advisory Small-Cap Growth Fund. Christopher A. Berrier and George Sakellaris serve as portfolio managers of the Fund, and retain equal decision-making authority in the day-to-day management of the Fund’s portfolio.

Christopher A. Berrier has served as portfolio manager of the Fund since 2006. Prior to joining Brown Advisory in 2005, Mr. Berrier was a Senior Equity Analyst at T. Rowe Price, covering multiple sectors with a primary focus on small- and mid-capitalization growth companies across several mutual funds. He received a B.A. in economics from Princeton University in 2000.

George Sakellaris, CFA, has served as portfolio manager of the Fund since August 2026 and as associate portfolio manager of the Fund since 2017. He is a partner at Brown Advisory and a portfolio manager of the firm’s Mid-Cap Growth strategy. Prior to joining Brown Advisory in 2014, Mr. Sakellaris started and managed a small-cap growth strategy at Credo Capital Management and served as director of research and an analyst for GARP Research & Securities. He received a M.B.A. from the Robert H. Smith School of Business in 2006 and a B.S. from the University of Maryland in 2000.

Brown Advisory Small-Cap Fundamental Value Fund. Mr. David Schuster is responsible for day-to-day management of the Fund’s portfolio.

J. David Schuster has served as portfolio manager for the Fund since 2008 and retains decision-making authority over the day-to-day management of the Fund’s assets. He has been an Equity Research Analyst at Brown Advisory researching investment opportunities in the financial services sector since May 2008. Prior to joining Brown Advisory in 2008, he worked as a Managing Director covering the financial services industry at Citigroup from 2006 to 2008. Prior to joining Citigroup, Mr. Schuster worked as a Managing Director in the financial institutions group at Lazard Freres & Co. since 1998. Mr. Schuster graduated with a BSBA in Accounting from Georgetown University in 1992.

Brown Advisory Sustainable Small-Cap Core Fund. Christopher Berrier, Timothy Hathaway, CFA, Emily Dwyer MacLellan, and J. David Schuster serve as portfolio managers of the Fund. All portfolio managers have decision-making authority in the day-to-day management of the Fund’s portfolio.

Christopher A. Berrier has served as portfolio manager of the Fund since September 2023. Prior to joining Brown Advisory in 2005, Mr. Berrier was a Senior Equity Analyst at T. Rowe Price, covering multiple sectors with a primary focus on small- and mid-capitalization growth companies across several mutual funds. He received a B.A. in economics from Princeton University in 2000.

Emily Dwyer MacLellan has served as portfolio manager of the Fund since its inception in 2021. Previously, she helped to develop, grow, and lead Brown Advisory’s Sustainable Investment research process and team. Prior to joining Brown Advisory in 2014, Ms. MacLellan held positions at Parnassus Investments, Sustainalytics, and the United Nations Environmental Programme Finance Initiative. Ms. MacLellan earned a dual AB degree in Economics and Environmental Science & Policy from Smith College in 2013.

Management – Portfolio Managers
Timothy Hathaway, CFA, has served as portfolio manager of the Fund since its inception in 2021. Mr. Hathaway also serves on the Executive Team and serves as head of the U.S. institutional business. Prior to this role, he was the director of research and institutional investment management. Before his time as director, Mr. Hathaway worked as a co-portfolio manager of the Small-Cap Growth strategy for nine years until June 2014. Prior to that, he was a research analyst with the Large-Cap Equity team and was responsible for research in the consumer discretionary and energy sectors. Mr. Hathaway earned a B.A. in 1993 from Randolph Macon College, and an M.B.A. from Loyola College.

J. David Schuster has served as portfolio manager for the Fund since September 2023. He has been an Equity Research Analyst at Brown Advisory researching investment opportunities in the financial services sector since May 2008. Prior to joining Brown Advisory in 2008, he worked as a Managing Director covering the financial services industry at Citigroup from 2006 to 2008. Prior to joining Citigroup, Mr. Schuster worked as a Managing Director in the financial institutions group at Lazard Freres & Co. since 1998. Mr. Schuster graduated with a BSBA in Accounting from Georgetown University in 1992.

Brown Advisory Sustainable Value Fund. Michael Poggi serves as portfolio manager of the Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Michael Poggi, CFA, has served as portfolio manager of the Fund since its inception in 2023. Mr. Poggi joined Brown Advisory’s equity research team in 2003, covering multiple sectors with a primary focus on small and mid-capitalization value companies. Mr. Poggi earned his B.S.B.A. in Finance from the University of Richmond in 2003.

Brown Advisory Global Leaders Fund.  Michael Dillon, CFA, and Bertie Thomson, CFA, serve as the Fund’s portfolio managers and retain equal decision-making authority in the day-to-day management of the Fund’s portfolio.

Michael Dillon, CFA, has served as portfolio manager of the Fund since its inception in 2015. Mr. Dillon, CFA, is a portfolio manager with Brown Advisory Limited. He formerly worked at HSBC Global Asset Management in Hong Kong where he was the Co-Head of Asian Equities. Mr. Dillon, a Chartered Financial Analyst (CFA), is originally from Australia and graduated from the University of Melbourne where he was awarded three bachelor's degrees in six years.

Bertie Thomson, CFA, has served as portfolio manager of the Fund since 2016. Since 2015, Mr. Thomson has served as an equity research analyst at Brown Advisory LLC and its affiliates researching investment opportunities in the industrial and consumer sectors. Prior to joining Brown Advisory, he worked at Aberdeen Asset Management as a member of its European equity team based in London. Most recently, he was a senior investment manager on Aberdeen’s Pan European equity team. Mr. Thomson received his M.A. in Architectural History from Edinburgh University.

Brown Advisory Sustainable International Leaders Fund. Priyanka Agnihotri is responsible for the day-to-day management of the Fund’s portfolio.

Priyanka Agnihotri has served as portfolio manager of the Fund since its inception in 2022. Ms. Agnihotri is the portfolio manager for the International Leaders strategy within the Global Equity team. Ms. Agnihotri joined Brown Advisory as a financials equity research analyst in June 2015 having formerly worked for Bernstein Research on the sell-side covering European financials. Prior to this, she began her investment career in 2009 as a buy-side analyst for Phoenix Asset Management Partners focusing on U.K. equities. Ms. Agnihotri earned her MBA in 2009 from Columbia Business School where she was a member of the Value Investing Program.

Brown Advisory Intermediate Income Fund. Jason Vlosich is responsible for the day-to-day management of the Fund’s portfolio.

Jason Vlosich has served as portfolio manager of the Fund since 2019, and previously served as associate portfolio manager of the Fund since 2017. Mr. Vlosich has been a member of Brown Advisory’s fixed income investment team and contributing analyst for the Fund since 2008. Mr. Vlosich focuses on the analysis, management and trading of taxable bonds. Prior to joining Brown Advisory, Mr. Vlosich was a taxable bond trader at Ferris, Baker Watts Inc. and Deutsche Bank Alex. Brown. Mr. Vlosich earned his B.S. from the University of Baltimore and M.B.A. from Loyola University Maryland.

Management – Portfolio Managers

Brown Advisory Sustainable Bond Fund. Amy Hauter and Jason Vlosich serve as the Fund’s co-portfolio managers and retain equal decision-making authority in the day-to-day management of the Fund’s portfolio.

Amy Hauter, CFA, has served as portfolio manager of the Fund since 2019, and previously served as associate portfolio manager of the Fund since 2017. Ms. Hauter is Director of Sustainable Fixed Income at Brown Advisory and primarily concentrates on the management and analysis of the firm's Sustainable Fixed Income strategies. Prior to joining the firm in 2012, she worked at Morgan Stanley in Fixed Income Client Service. She received a B.S. from Old Dominion University in 2008. Ms. Hauter obtained the Chartered Financial Analyst designation in 2017.

Jason Vlosich has served as portfolio manager of the Fund since September 2023. Mr. Vlosich has been a member of Brown Advisory’s fixed income investment team and contributing analyst for the Fund since 2008. Mr. Vlosich focuses on the analysis, management and trading of taxable bonds. Prior to joining Brown Advisory, Mr. Vlosich was a taxable bond trader at Ferris, Baker Watts Inc. and Deutsche Bank Alex. Brown. Mr. Vlosich earned his B.S. from the University of Baltimore and M.B.A. from Loyola University Maryland.

Brown Advisory Maryland Bond Fund. Stephen Shutz and Joshua Perry serve as the Fund’s portfolio managers and retain equal final decision-making authority in the day-to-day management of the Fund’s portfolio.

Stephen M. Shutz, CFA, has served as portfolio manager of the Fund since 2014. Mr. Shutz joined the Fixed Income Investment Team at Brown Advisory in 2010 and primarily concentrates on the management, trading and analysis of tax-exempt bonds.  Prior to joining Brown Advisory, Mr. Shutz was a Vice President and Assistant Portfolio Manager at Cavanaugh Capital Management (CCM) responsible for the trading of tax-exempt securities and portfolio analytics. Before joining CCM in 2003, he was a portfolio and research analyst at Merrill Lynch from 1998-2003.  Mr. Shutz began his investment career at Legg Mason in 1996. Mr. Shutz is a Chartered Financial Analyst. Mr. Shutz earned a B.S. from Frostburg State University.

Joshua R. Perry, CFA, CAIA, FRM, has served as portfolio manager of the Fund since 2019, and previously served as associate portfolio manager of the Fund from 2017-2019. Mr. Perry is a municipal credit analyst and a member of the Brown Advisory Fixed Income Team, and primarily focuses on tax-exempt credit analysis. Prior to joining the firm, he served as a fixed income credit analyst at Driehaus Capital Management. Prior to that he was a commodities analyst at Constellation. He is a graduate of Princeton University and has a M.B.A. from the Booth School at the University of Chicago, as well as a Juris Doctorate from the University of Baltimore.

Brown Advisory Tax-Exempt Bond Fund.  Stephen Shutz and Joshua Perry serve as the Fund’s portfolio managers and retain equal final decision-making authority in the day-to-day management of the Fund’s portfolio.

Stephen M. Shutz, CFA, has served as portfolio manager of the Fund since its inception in 2012. Mr. Shutz joined the Fixed Income Investment Team at Brown Advisory in 2010 and primarily concentrates on the management, trading and analysis of tax-exempt bonds.  Prior to joining Brown Advisory, Mr. Shutz was a Vice President and Assistant Portfolio Manager at Cavanaugh Capital Management (CCM) responsible for the trading of tax-exempt securities and portfolio analytics. Before joining CCM in 2003, he was a portfolio and research analyst at Merrill Lynch from 1998-2003.  Mr. Shutz began his investment career at Legg Mason in 1996. Mr. Shutz is a Chartered Financial Analyst. Mr. Shutz earned a B.S. from Frostburg State University.

Joshua R. Perry, CFA, CAIA, FRM, has served as portfolio manager of the Fund since 2019, and previously served as associate portfolio manager of the Fund from 2017-2019. Mr. Perry is a municipal credit analyst and a member of the Brown Advisory Fixed Income Team, and primarily focuses on tax-exempt credit analysis. Prior to joining the firm, he served as a fixed income credit analyst at Driehaus Capital Management. Prior to that he was a commodities analyst at Constellation. He is a graduate of Princeton University and has a M.B.A. from the Booth School at the University of Chicago, as well as a Juris Doctorate from the University of Baltimore.

Brown Advisory Tax-Exempt Sustainable Bond Fund. Stephen Shutz and Katherine Lee serve as the Fund’s portfolio managers and retain equal decision-making authority in the day-to-day management of the Fund’s portfolio.

Management – Portfolio Managers

Stephen M. Shutz, CFA, has served as portfolio manager of the Fund since its inception in 2019. Mr. Shutz joined the Fixed Income Investment Team at Brown Advisory in 2010 and primarily concentrates on the management, trading and analysis of tax-exempt bonds.  Prior to joining Brown Advisory, Mr. Shutz was a Vice President and Assistant Portfolio Manager at Cavanaugh Capital Management (CCM) responsible for the trading of tax-exempt securities and portfolio analytics. Before joining CCM in 2003, he was a portfolio and research analyst at Merrill Lynch from 1998-2003.  Mr. Shutz began his investment career at Legg Mason in 1996. Mr. Shutz is a Chartered Financial Analyst. Mr. Shutz earned a B.S. from Frostburg State University.

Katherine Lee has served as portfolio manager to the Fund since February 2026, and previously served as associate portfolio manager of the Fund from October 2024 to February 2026. Ms. Lee is a partner and fixed income research analyst at Brown Advisory where she is primarily responsible for tax-exempt credit analysis. Prior to joining Brown Advisory, Ms. Lee worked in public finance investment banking, and prior to that, worked on financial advisory matters to transportation issuers. Ms. Lee received a B.S. from Duke University, and an M.B.A from Columbia Business School with Dean’s Honors.

Brown Advisory Mortgage Securities Fund. Garritt Conover serves as the Fund’s lead portfolio manager and is responsible for the day-to-day management of the Fund’s portfolio. Chris Roof serves as associate portfolio manager of the Fund.

Garritt Conover, CFA, CAIA, is a principal and portfolio manager on the fixed income team where he is responsible for the management, research, and trading of structured credit and securitized products. Before joining the firm, Mr. Conover was a vice president and senior analyst/portfolio manager at Allianz Global Investors, where he specialized in asset backed securities (ABS) and collateralized loan obligations (CLO). Prior to that, Mr. Conover held multiple roles at Columbia Threadneedle Investments, most recently as a research analyst covering CLOs. Mr. Conover began his career at Hartford Investment Management Company as a mortgage and asset backed securities research analyst and has been a member of the investment community since 2007. Mr. Conover received his bachelor’s degree in finance and mathematics with a minor in economics from the University of Massachusetts, Amherst. He holds the Chartered Financial Analyst and Chartered Alternative Investment Analyst designations.

Chris Roof, CFA, is an associate portfolio manager at Brown Advisory. He is a member of the fixed income investment team and concentrates on securitized products. Prior to joining the firm, Mr. Roof was an associate financial controller at Morgan Stanley covering interest rates. He earned a BBA in Finance from Towson University in 2014 and an MS in Data Science from Loyola University Maryland in 2025. He holds the Chartered Financial Analyst designation.

Brown Advisory − WMC Strategic European Equity Fund.  Wellington manages the Fund’s portfolio. Mr. C. Dirk Enderlein is the portfolio manager for the Fund and is responsible for day-to-day management of the Fund’s portfolio.

C. Dirk Enderlein, CFA, is a Senior Managing Director and Equity Portfolio Manager affiliated with Wellington located outside of the U.S., and has served as Portfolio Manager of the Fund since 2013. Mr. Enderlein joined Wellington as an investment professional in 2010. Prior to joining the firm, Mr. Enderlein was a portfolio manager at RCM - Allianz Global Investors in Frankfurt, Germany (1999-2010). Mr. Enderlein earned his M.S. in business administration and mechanical engineering from Technische Universität Dresden (1998) and his B.S. in the same specialty from Universität Kaiserslautern (1995).

Brown Advisory Emerging Markets Select Fund. Wellington and Pzena are jointly responsible for managing the Fund’s portfolio.

Wellington Management Company LLP. Mr. Bhagwat is responsible for managing Wellington’s allocated portion of the Fund’s portfolio.

Niraj Bhagwat, CA, is a Senior Managing Director, Equity Portfolio Manager and leader of the firm’s Asia Quality Equity Team. He manages equity assets on behalf of its clients, drawing on research from Wellington global industry analysts, equity portfolio managers, and team analysts. He currently manages several Asia ex Japan equity approaches, and works in its Singapore office.

Management – Portfolio Managers

Prior to joining Wellington in 2009, Mr. Bhagwat worked as managing director and portfolio manager of global emerging and emerging Asia portfolios for UBS Global Asset Management (2005 - 2008). Before that, he worked there as an analyst of the Asia ex Japan consumer, media, auto, and health care sectors, and as an India strategist (2002- 2004). Prior to that, he was the head of Consumer Research and a research analyst at Indosuez WI Carr (1997-2001) and an article trainee and auditor with Price Waterhouse (1992-1996). Mr. Bhagwat earned his BS in commerce from Mumbai University’s Narsee Monjee College (1992). Additionally, he is a Chartered Accountant with the Institute of Chartered Accountants of India.

Pzena Investment Management, LLC. Mr. Bordia, Ms. Cai, Ms. Fisch, and Mr. Subramanian retain equal decision-making authority in the day-to-day management of Pzena’s allocated portion of the Fund’s portfolio. Effective January 1, 2027, Allison Fisch will no longer serve as portfolio manager of the Fund and Yinan Zhao will serve as a portfolio manager of the Fund.

Rakesh Bordia is a co-portfolio manager for the International and Emerging Markets strategies. Mr. Bordia became a member of the firm in 2007. Prior to joining Pzena Investment Management, Mr. Bordia was a principal at Booz Allen Hamilton focusing on innovation and growth strategies, and a software engineer at River Run Software Group. He earned a Bachelor of Technology in Computer Science and Engineering from the Indian Institute of Technology, Kanpur, India and an M.B.A. from the Indian Institute of Management, Ahmedabad, India.

Caroline Cai, CFA, is a co-portfolio manager for the Global, International, and Emerging Markets strategies, and the Financial Opportunities service. Ms. Cai became a member of the firm in 2004. Prior to joining Pzena Investment Management, Ms. Cai was a senior analyst at AllianceBernstein LLP, and a business analyst at McKinsey & Company. She earned a B.A. summa cum laude in Math and Economics from Bryn Mawr College. Ms. Cai holds the Chartered Financial Analyst® designation.

Allison Fisch is a co-portfolio manager for the International and Emerging Markets strategies. Ms. Fisch became a member of the firm in 2001 and helped to launch the Emerging Markets strategies in 2008, on which she has been a co-portfolio manager since inception. She joined the International portfolio management team in 2016. Ms. Fisch also co-managed the International Small Cap Value strategy and oversaw Global Best Ideas from 2017 to 2022. She was promoted to President in 2023. Prior to joining Pzena Investment Management, Ms. Fisch was a business analyst at McKinsey & Company. She earned a B.A. summa cum laude in Psychology and a minor in Drama from Dartmouth College. Effective January 1, 2027, Ms. Fisch will no longer serve as portfolio manager of the Fund

Akhil Subramanian is a co-portfolio manager for the Emerging Markets strategies. Mr. Subramanian became a member of Pzena Investment Management, LLC in 2017. Prior to joining the firm, Mr. Subramanian was an analyst at SLS Capital, a concentrated long/short equities fund. Prior to that, Mr. Subramanian worked at TGG Group as a senior consultant and Credit Suisse as an investment banking analyst. Mr. Subramanian graduated with a B.S. in Mathematics and a B.A in Economics from the University of Chicago, and an M.B.A. from Columbia Business School.

Yinan Zhao, CFA became a member of the Pzena Investment Management, LLC in 2016. Mr. Zhao joined the firm upon graduating with an M.B.A. from Columbia Business School, where he was enrolled in the Value Investing Program. Prior to business school, Mr. Zhao worked at Susquehanna International Group as a senior research associate and began his career as a research analyst at Merrill Lynch. He earned a B.S. in Electrical Engineering from Stanford University and holds the Chartered Financial Analyst® designation. Effective January 1, 2027, Mr. Zhao serves as a portfolio manager of the Fund.

Brown Advisory – Beutel Goodman Large-Cap Value Fund. Beutel Goodman manages the Fund’s portfolio. Rui Cardoso, CFA, and Glenn Fortin, CFA, serve as the portfolio managers for the Fund and retain equal decision-making authority in the day-to-day management of the Fund’s portfolio.

Rui Cardoso, CFA, has served as the portfolio manager of the Fund since its inception in 2018. Mr. Cardoso, Managing Director, Head of Global Equities, joined the Beutel Goodman Management Committee effective March 30, 2020. Mr. Cardoso joined Beutel Goodman in 2013 as Vice President, Global Equities and assumed the position of Head of Global

Management – Portfolio Managers
Equities in April 2019. He is a portfolio manager and has research responsibilities in the areas of Health Care and Information Technology. Mr. Cardoso is a graduate of York University and is a CFA charterholder.

Glenn Fortin, CFA, has served as the portfolio manager of the Fund since its inception in 2018. Mr. Fortin joined Beutel Goodman in 1996 and has over 23 years of investment experience. He is a portfolio manager and research analyst specializing in U.S. and global equities. Previously, Mr. Fortin worked at Curacao International Trust Co. Mr. Fortin is a graduate of the University of Ottawa and is a CFA charterholder.

Brown Advisory − WMC Japan Equity Fund.  Wellington manages the Fund’s portfolio. Mr. Iwai is the portfolio manager for the Fund and is responsible for day-to-day management of the Fund’s portfolio.

Katsushiro Iwai, CFA, CMA has served as portfolio manager of the Fund since its inception in September 2024. Mr. Iwai is Senior Managing Director and lead Portfolio Manager of Wellington’s Japan Team. He currently manages the Japan Special Situations, Japan Value Realization and Focused Japan Value Realization strategies and provides research to his team on the auto/auto parts, industrials, financials, real estate, consumer, and telecom industries. Mr. Iwai is located in Wellington’s Tokyo office and joined the firm in 2007. Mr. Iwai earned his M.B.A from Cornell University in 2003 and his BA in commercial science from Keio University in 1994.

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares in the Fund that they manage.

Other Service Providers
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) provides certain administration, fund accounting and transfer agency services to each Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as each Fund’s distributor and principal underwriter in connection with the offering of each Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem Fund shares.

ReFlow Liquidity Program. Each Fund may participate in the liquidity program offered by ReFlow Fund, LLC (“ReFlow”), which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares (the “ReFlow Liquidity Program”). The ReFlow Liquidity Program provides each Fund with a potential source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. ReFlow will periodically redeem its entire share position in a Fund and request that such redemption be met in kind in accordance with the Fund’s redemption in kind policies described below under “Your Account – Account and Transaction Policies.” For the use of the ReFlow Liquidity Program, a Fund pays a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among funds participating in the ReFlow Liquidity Program. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow although a Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of the Fund. ReFlow’s purchases of Fund shares through the ReFlow Liquidity Program are made on an investment-blind basis without regard to the Fund’s investment objective, policies or anticipated performance. ReFlow purchases are not subject to any investment minimum applicable to such shares. ReFlow is under no obligation to purchase Fund shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. The Adviser believes that the ReFlow Liquidity Program may assist in stabilizing a Fund’s net assets to the benefit of the Fund and its shareholders. To the extent a Fund’s net assets do not decline, the Adviser and Sub- Advisers may also benefit.

U.S. Bank N.A. serves as custodian to the Funds. The Transfer Agent and U.S. Bank N.A. are affiliates.
Fund Expenses
In addition to the advisory fees discussed above, each Fund incurs other expenses such as custodian, transfer agency, interest, Acquired Fund Fees and Expenses and other customary Fund expenses. (Acquired Fund Fees and Expenses are indirect fees that

Management – Fund Expenses
a Fund incurs from investing in the shares of other investment companies.) The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end or contingent deferred sales loads, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to the amounts shown below of each Class’s average daily net assets through October 31, 2027.

	Institutional Shares	Investor Shares	Advisor Shares
Brown Advisory Growth Equity Fund	0.82%	0.97%	1.22%
Brown Advisory Flexible Equity Fund	0.82%	0.97%	1.22%
Brown Advisory Sustainable Growth Fund	0.82%	0.97%	1.22%
Brown Advisory Small-Cap Growth Fund	1.04%	1.19%	1.44%
Brown Advisory Small-Cap Fundamental Value Fund	1.03%	1.18%	1.43%
Brown Advisory Sustainable Small-Cap Core Fund	0.93%	1.08%	1.33%
Brown Advisory Sustainable Value Fund	0.70%	0.85%	1.10%
Brown Advisory Global Leaders Fund	0.87%	1.02%	1.27%
Brown Advisory Sustainable International Leaders Fund	0.85%	1.00%	1.25%
Brown Advisory Intermediate Income Fund	0.48%	0.53%	0.78%
Brown Advisory Sustainable Bond Fund	0.53%	0.58%	0.83%
Brown Advisory Maryland Bond Fund	0.55%	0.60%	0.85%
Brown Advisory Tax-Exempt Bond Fund	0.62%	0.67%	0.92%
Brown Advisory Tax-Exempt Sustainable Bond Fund	0.62%	0.67%	0.92%
Brown Advisory Mortgage Securities Fund	0.55%	0.60%	0.85%
Brown Advisory – WMC Strategic European Equity Fund	1.11%	1.26%	1.51%
Brown Advisory Emerging Markets Select Fund	1.17%	1.32%	1.57%
Brown Advisory – Beutel Goodman Large-Cap Value Fund	0.70%	0.85%	1.10%
Brown Advisory – WMC Japan Equity Fund	1.00%	1.15%	1.40%
The contractual waivers and expense reimbursements may be changed or eliminated at any time by the Board of Trustees, on behalf of a Fund, upon 60 days written notice to the Adviser. The contractual waivers and expense reimbursements may not be terminated by the Adviser without the consent of the Board of Trustees. The Adviser may recoup any waived amount from a Fund pursuant to this agreement if such reimbursement does not cause a Fund to exceed existing expense limitations or the limitations in place at the time the reduction was originally made and the reimbursement is made within three years after the date on which the Adviser incurred the expense.

In addition, in connection with the Brown Advisory Intermediate Income Fund’s investments in the Brown Advisory Mortgage Securities Fund, the Adviser has contractually agreed to waive all or any portion of the Brown Advisory Intermediate Income Fund’s advisory fee that would otherwise be paid by the Fund to the Adviser in an amount equal to the separate advisory fee indirectly paid by the Brown Advisory Intermediate Income Fund to the Brown Advisory Mortgage Securities Fund. The contractual waiver may be changed or eliminated at any time by the Board of Trustees, on behalf of the Fund, upon 60 days written notice to the Adviser. The contractual waivers may not be terminated by the Adviser without the consent of the Board of Trustees.

Choosing a Share Class
Class Comparison
Each Fund offers three classes of shares, Institutional Shares, Investor Shares and Advisor Shares (not all of the share classes of certain Funds are currently being offered for sale). Each class of shares is designed for specific investors.

The following is a summary of the differences between the three classes for each of the Funds:

	Institutional Shares	Investor Shares	Advisor Shares
Eligible Shareholder
(i) Investors who meet the investment minimum for Institutional Shares;
(ii) Certain institutions (financial institutions, corporations, trusts, endowments, foundations, government entities, estates and religious and charitable organizations investing on their own behalf);
(iii) Certain fund of funds;
(iv) Certain retirement plans whose sponsors and/or administrators have entered into arrangements with the Funds’ distributor;
(v) Certain investors investing through omnibus accounts held by financial intermediaries that charge transaction fees and have entered into arrangements with the Funds’ distributor to offer Institutional Shares;
(vi) Current and former trustees of the Funds;
(vii) Certain other investors that have been approved by the Funds; and
(viii) Retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.
Notwithstanding the above, the Funds reserve the right to broaden or limit the eligible shareholders.

(i) Investors who meet the investment minimum for Investor Shares;
(ii) Certain investors investing through omnibus accounts held by financial intermediaries that do not charge transaction fees and have entered into arrangements with the Funds’ distributor to offer Investor Shares; and
(iii) Investors who invest unsolicited directly by application through the Transfer Agent.

(i) Investors who meet the investment minimum for Advisor Shares;
(ii) Certain investors investing through omnibus accounts held by financial intermediaries that charge transaction fees and have entered into arrangements with the Funds’ distributor to offer Advisor Shares; and
(iii) Certain retirement plans whose sponsors and/or administrators have entered into arrangements with the Funds’ distributor.

Initial Sales Charge	None	None	None
Contingent Deferred Sales Charge	None	None	None
Distribution/Service (12b‑1) Fees	None	None	0.25% of the class’ average daily net assets for each Fund

Choosing a Share Class

	Institutional Shares	Investor Shares	Advisor Shares
Shareholder Service Fees	None	0.15% of each Fund’s class’ average daily net assets (except for the Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund and Brown Advisory Mortgage Securities Fund).

0.05% of the Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund and Brown Advisory Mortgage Securities Fund’s class’ average daily net assets.	0.15% of each Fund’s class’ average daily net assets (except for the Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund and Brown Advisory Mortgage Securities Fund).

			0.05% of the Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund, and Brown Advisory Mortgage Securities Fund’s class’ average daily net assets.
Annual Expenses	Lowest expense ratio because there is no Rule 12b‑1 distribution/service fee or shareholder service fees.	Higher fees than Institutional Shares because of shareholder service fees and lower fees than Advisor Shares because no Rule 12b-1 distribution/service fee.	Highest expense ratio because of Rule 12b-1 distribution/service fee and shareholder service fees.
Initial Minimum Investment	$1,000,000	$100	$100
Rule 12b-1 Distribution Fees
The Trust has adopted a Rule 12b-1 distribution plan under which a Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to the percentage shown below of the average daily net assets of Advisor Shares, as applicable. The Distributor may pay any or all amounts received under the Rule 12b‑1 Plan to other persons, including the Adviser, for any distribution service or activity designed to retain Fund shareholders.

Choosing a Share Class

Advisor Shares
Brown Advisory Growth Equity Fund	0.25%
Brown Advisory Flexible Equity Fund	0.25%
Brown Advisory Sustainable Growth Fund	0.25%
Brown Advisory Small-Cap Growth Fund	0.25%
Brown Advisory Small-Cap Fundamental Value Fund	0.25%
Brown Advisory Sustainable Small-Cap Core Fund	0.25%
Brown Advisory Sustainable Value Fund	0.25%
Brown Advisory Global Leaders Fund	0.25%
Brown Advisory Sustainable International Leaders Fund	0.25%
Brown Advisory Intermediate Income Fund	0.25%
Brown Advisory Sustainable Bond Fund	0.25%
Brown Advisory Maryland Bond Fund	0.25%
Brown Advisory Tax-Exempt Bond Fund	0.25%
Brown Advisory Tax-Exempt Sustainable Bond Fund	0.25%
Brown Advisory Mortgage Securities Fund	0.25%
Brown Advisory – WMC Strategic European Equity Fund	0.25%
Brown Advisory Emerging Markets Select Fund	0.25%
Brown Advisory – Beutel Goodman Large-Cap Value Fund	0.25%
Brown Advisory – WMC Japan Equity Fund	0.25%

Because the Advisor Shares of each Fund pay distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.
Shareholder Service Fees
The Trust has adopted a Shareholder Servicing Plan under which each Fund, other than the Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund and Brown Advisory Mortgage Securities Fund, may pay a fee of up to 0.15% for shareholder services provided to those Funds’ Investor Shares and Advisor Shares by financial institutions, including the Adviser. For the Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund, and Brown Advisory Mortgage Securities Fund, the Trust has adopted a Shareholder Servicing Plan under which such Funds may pay a fee of up to 0.05% for shareholder services provided to those Funds’ Investor Shares and Advisor Shares by financial institutions, including the Adviser. The types of services for which entities may be compensated under the terms of the Shareholder Servicing Plan include various types of shareholder administrative support services such as assisting shareholders with their fund accounts and records, their fund purchase and redemption orders and other similar types of non-distribution related services involving the administrative servicing of shareholder accounts. These shareholder servicing fees may be increased without shareholder approval.
Additional Payments to Dealers
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Adviser or its affiliates may make additional payments (“Additional Payments”) to certain selling or shareholder servicing agents for the Funds, which includes broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Funds or for services to a Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Adviser or its affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex. Such payments by such parties may create an incentive for these financial institutions to recommend that you purchase Fund shares.

In return for these Additional Payments, the Adviser expects to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Funds on a list of mutual funds offered as investment options to the selling agent’s clients (sometimes referred to

Choosing a Share Class
as “Shelf Space”); access to the selling agent’s registered representatives; and/or ability to assist in training and educating the selling agent’s registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Funds under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by each Fund’s Transfer Agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Funds’ website www.brownadvisory.com/mf/how-to-invest.

Your Account
How to Contact the Funds

Write to us at:
Brown Advisory Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

Overnight address:
Brown Advisory Funds
c/o U.S. Bank Global Fund Services
801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64105-1307

Telephone us at:
(800) 540-6807 (toll free)

Visit our Web site at:
www.brownadvisory.com/mf

General Information
You may purchase shares of a Fund class or sell (redeem) such shares on each weekday that the New York Stock Exchange (“NYSE”) is open. Under unusual circumstances, a Fund class may accept and process shareholder orders when the NYSE is closed if deemed appropriate.

You may purchase shares of a Fund class or sell (redeem) such shares at the net asset value (“NAV”) of a share of that Fund class next calculated after the Transfer Agent receives your request in proper form (as described in the section entitled “Your Account – How to Buy Shares” in this Prospectus).
When and How NAV is Determined
A Fund’s share price is known as its NAV. The NAV is determined by dividing the value of a Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of a Fund, including management, administration and other fees, which are accrued daily. Due to the fact that different expenses are charged to the Institutional Shares, Investor Shares and Advisor Shares of a Fund, the NAV of the three classes of a Fund may vary.  Each Fund’s share price is calculated as of the Funds’ close which is the close of regular trading (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.

All shareholder transaction orders received in proper form (as described below under “How to Purchase Shares”) by the Transfer Agent, or a Financial Intermediary by 4:00 p.m., Eastern Time will be processed at that day’s NAV. Transaction orders received after 4:00 p.m., Eastern Time will be priced at the next business day’s NAV. A Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Funds do not determine the NAV of their shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share). The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. Fair value determinations may be made as described below under procedures as approved by the Funds’ Board of Trustees. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, each Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there remains an adequate market to meet purchase and redemption orders for that day. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, each Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

Fair Value Pricing. Occasionally, reliable market quotations are not “readily available” (as such term is defined by Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”)) or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. The Board has designated the Adviser as the Funds’ valuation designee pursuant to Rule 2a-5 under the 1940 Act and has delegated fair value determinations to the Adviser, subject to the supervision of the Board. The Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of each Fund’s investments, establishing and applying fair value methodologies, testing the appropriateness of fair value methodologies and overseeing and evaluating third-party pricing services. The Adviser has a pricing committee that assists it with its designated responsibilities as valuation designee. Valuing securities at fair value involves greater reliance on judgment than valuing

Your Account – General Information
securities that have readily available market quotations. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the approved valuation procedures will in fact approximate the price at which a Fund could sell that security at that time.

Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of such registered open-end management investment companies, and the prospectuses for such companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Because the Brown Advisory Global Leaders Fund, the Brown Advisory Sustainable International Leaders Fund, the Brown Advisory − WMC Strategic European Equity Fund, the Brown Advisory Emerging Markets Select Fund, and the Brown Advisory − WMC Japan Equity Fund may invest in securities that are traded primarily in foreign markets, a significant gap in time can exist between the time of a particular security’s last trade on a foreign market, and the time at which the Funds calculate their NAV. If an event that could materially affect the value of the Funds’ securities has occurred between the time the securities were last traded and the time that the Funds’ calculate their NAV, the closing price of either of the Funds’ securities may no longer reflect their market value at the time the Funds calculate their NAV. In such a case, the Brown Advisory Global Leaders Fund, the Brown Advisory Sustainable International Leaders Fund, the Brown Advisory − WMC Strategic European Equity Fund, the Brown Advisory Emerging Markets Select Fund, and the Brown Advisory − WMC Japan Equity Fund may use fair value methods to value such securities.

Brown Advisory Growth Equity Fund, Brown Advisory Flexible Equity Fund, Brown Advisory Sustainable Growth Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Sustainable Small-Cap Core Fund, Brown Advisory Sustainable Value Fund, Brown Advisory Global Leaders Fund, Brown Advisory − WMC Strategic European Equity Fund, Brown Advisory Emerging Markets Select Fund, and Brown Advisory − WMC Japan Equity Fund may each invest in the securities of smaller and/or medium companies. A Fund’s investments in securities of smaller companies or private placements are more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies. Similarly, Brown Advisory Flexible Equity Fund, Brown Advisory Sustainable Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Sustainable Small-Cap Core Fund, Brown Advisory Sustainable Value Fund, Brown Advisory Global Leaders Fund, Brown Advisory − WMC Strategic European Equity Fund, Brown Advisory Emerging Markets Select Fund, and Brown Advisory − WMC Japan Equity Fund may invest in foreign securities and are more likely to require a fair value determination because, among other things, most foreign securities markets close before a Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, a Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation determination. If any significant discrepancies are found, the Adviser may adjust its fair valuation procedures.

Your Account – General Information
Types of Accounts

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).
•Instructions must be signed by all persons required to sign exactly as their names appear on the account
•Provide a power of attorney or similar document for each person that is authorized to open or transact business for the account if not a named account owner.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	•Depending on state laws, you can set up a custodial account under the UGMA or the UTMA •The custodian must sign instructions in a manner indicating custodial capacity.
Business Entities
•Provide certified articles of incorporation, a government-issued business license or certificate, partnership agreement or similar document evidencing the identity and existence of the business entity
•Submit a secretary’s (or similar) certificate listing the person(s) authorized to open or transact business for the account.

Trusts (including corporate pension plans)
•The trust must be established before an account can be opened
•You must supply documentation to substantiate existence of your organization (i.e. Articles of Incorporation/Formation/Organization, Trust Agreements, Partnership Agreement or other official documents).
•Remember to include a separate sheet detailing the full name, date of birth, social security number and permanent street address for all authorized individuals.

Your Account – How to Buy Shares
Retirement Accounts
You may invest in Fund shares through an IRA account sponsored by the Adviser, including traditional and Roth IRAs. Each Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

Minimum Investments
To purchase shares of the Fund, you must make at least the minimum initial investment (or subsequent investment) as shown in the table below. The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC. The minimum investment requirement is also waived for the ReFlow Liquidity Program.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
–Standard Accounts	$1,000,000	$100
Investor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
–Standard Accounts	$100	$100
–Traditional and Roth IRA Accounts	$100	N/A
–Accounts with Systematic Investment Plans	$100	$100
–Qualified Retirement Plans	N/A	N/A

How to Buy Shares
This section explains how you can purchase shares of the Brown Advisory Funds. If you’re opening a new account, an Account Application is available online at www.brownadvisory.com/mf/how-to-invest or by calling 800-540-6807 (toll free) or 414-203-9064. For Fund shares held through brokerage and other types of accounts, please consult your Financial Intermediary.

Buying Shares	Opening an Account	Adding to an Account
Through a Financial Intermediary	Contact your Financial Intermediary	Contact your Financial Intermediary
By Mail (with Check)
–Mail your completed application (along with other required documents as described in the application) and a check to:
Brown Advisory Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

–Write your account number on your check
–Send your check with (a) a completed investment slip from a prior statement or confirmation or (b) letter of instruction to:
Brown Advisory Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

By Wire
–Submit your completed application (and other required documents as described in the application). An account will be established for you and you will be contacted with the account number.
–Instruct your financial institution to wire your money using the instructions in the section entitled “Your Account – How to Buy Shares – Purchase By Wire” in this Prospectus.

–Call to notify us of your incoming wire
–Instruct your financial institution to wire your money using the instructions in the section entitled “Your Account – How to Buy Shares – Purchase By Wire” in this Prospectus.

Your Account – How to Buy Shares

Buying Shares	Opening an Account	Adding to an Account
By Telephone	Not accepted for initial purchases
–If you have telephone purchase privileges on the account, you may purchase additional shares in the amount of $100 or more using the bank account on record by calling 800‑540‑6807 (toll free) or 414-203-9064.

By Internet (must have a United States bank account)
–Log onto the Funds’ website at www.brownadvisory.com/mf
–Click on “How to Invest”
–Be prepared to have the required information to open your new account.
–Accept the terms of the online Account Application.
–Complete the online Account Application.
–The Fund will electronically deduct your purchase proceeds from the financial institution you have identified on your Account Application.
–Note - you may be responsible for any unauthorized Internet order as long as the Transfer Agent has taken reasonable measures to verify that the order is genuine.

–Log onto the Funds’ website at www.brownadvisory.com –Click on “Client Login” –Provide your User ID and password. –Select the Transaction/Purchase menu option. –Follow the instructions provided.
By Automatic Investment Plan (must have a United States bank account)	Not accepted for initial purchases
–Complete the Automatic Investment Plan section of the application or submit a letter of instruction if your account was opened without this being done.
–Attach a voided check or savings deposit slip to your application or letter of instruction.
–Mail the completed application or letter and voided check or savings deposit slip.
–Your purchase will be electronically debited from the bank account on record as directed in your request.

General Notes for Buying Shares
Unless purchased through a Financial Intermediary, all investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, third-party check, cash or cash equivalents (for instance, you may not pay by money order or traveler’s check). The Funds are unable to accept post‑dated checks or any conditional order or payment.

–Checks for all accounts, including individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) or Uniform Transfers to Minors Act (“UTMA”) accounts, the check must be made payable to “Brown Advisory Funds.” A $25 charge may be imposed on any returned payment; you will also be responsible for any losses suffered by the Fund as a result.

–ACH (must have a United States bank account) refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service. A $25 charge may be imposed on any rejected transfers; you will also be responsible for any losses suffered by the Fund as a result.

Your Account – How to Buy Shares
–Wires instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Purchase through Financial Intermediaries. You may buy and sell shares of the Funds through certain financial intermediaries and their agents that have made arrangements with the Funds and are authorized to buy and sell shares of the Funds (collectively, “Financial Intermediaries”). Your order will be priced at a Fund’s NAV next computed after it is received by a Financial Intermediary, or if applicable, a Financial Intermediary’s designee. A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records. The Funds may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial Intermediaries are responsible for placing your order correctly and promptly with the Funds, forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus. If you transmit your order with these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at the Funds’ NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Institutional Shares may also be available on certain brokerage platforms.  An investor transacting in Institutional Shares through a broker that is acting as an agent for the investor may be required by such broker to pay a separate commission and/or other forms of compensation to their broker. Such broker commissions are not reflected in each Fund’s fee table or expense examples.
Purchase by Mail. Follow the instructions outlined in the table above. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests, do not constitute receipt by the Transfer Agent. Receipt will be deemed to occur when the Transfer Agent physically picks up such mailings.

Purchase by Wire. If you are making your first investment in one of the Funds, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed Account Application via mail, overnight delivery or facsimile. Upon receipt of your completed application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at 1-800-540-6807 (toll free) or 414-203-9064. Once your account has been established, you may instruct your bank to initiate the wire using the instructions you were given.
For either initial or subsequent investments, prior to sending the wire, please call the Transfer Agent at 1‑800‑540‑6807 (toll free) or 414-203-9064 to advise the Transfer Agent of your wire to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and account number so that your wire can be correctly applied.

Instruct your bank to send the wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: Brown Advisory Funds, [Insert Fund Name and Class]
(Shareholder Name, Shareholder Account #)

Your bank may impose a fee for investments by wire. Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for same day pricing. The Funds and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may call the Funds at 1‑800‑540‑6807 (toll free) or 414-203-9064.

Your Account – How to Buy Shares
Purchase by Telephone. If your account has been open for at least 7 business days, and you did not decline telephone privileges on your Account Application, you may purchase additional shares in the amount of $100 or more from your bank account upon request by telephoning the Transfer Agent toll free at 1‑800‑540‑6807 (toll free) or 414-203-9064. You may not make your initial purchase of a Fund’s shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m. Eastern Time, shares will be purchased at the price next calculated on that date. For security reasons, requests by telephone may be recorded.

Purchase by Internet (must have a United States bank account). You will automatically receive online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions online, including: buy or sell shares of the Fund; use electronic funds transfer to buy or sell shares of the Fund.

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at www.brownadvisory.com/mf. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the associated risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and may also record calls. To help safeguard your account, keep your password confidential and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by Internet) may be unavailable or delayed during periods of unusual market activity.

You can choose not to register for online privileges. If you have online privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Automatic Investment Plan (must have a United States bank account). For your convenience, the Funds offer an Automatic Investment Plan (“AIP”). Under the AIP, after you make your initial investment, you may authorize a Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly or quarterly basis. If you wish to enroll in the AIP, complete the “Automatic Investment Plan” section in the Account Application or call the Transfer Agent at 1‑800‑540‑6807 (toll free) or 414-203-9064 for additional information. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at least five days prior to the effective date. A fee ($25) will be charged if your bank does not honor the AIP draft for any reason.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call 1‑800‑540‑6807 (toll free) or 414-203-9064 for additional information regarding the Funds’ AIP.

Restriction on Sale of Shares of the Brown Advisory – WMC Strategic European Equity Fund
The Brown Advisory – WMC Strategic European Equity Fund has stopped accepting new purchases other than those purchases as described below, which will continue to be permitted. Notwithstanding the foregoing, the Brown Advisory – WMC Strategic European Equity Fund may, in its sole discretion, accept new purchases from certain financial intermediaries that have entered into agreements with the Distributor or with the Adviser. The Fund will continue to permit the following types of investments in the Fund:
• Additional share purchases made in connection with the reinvestment of dividends or capital gains by existing Fund shareholders;
• Investments made by institutional and separately managed account investors that are clients of the Adviser; and

Your Account – How to Buy Shares
• Investments made through the Adviser’s 401(k) retirement plan that is maintained for use by employees of the Adviser.

The Brown Advisory – WMC Strategic European Equity Fund reserves the right, at any time, in its sole discretion, to further modify or amend the investment limitations described above. You may be required to demonstrate your eligibility to purchase shares of the Fund before your investment is accepted.

Your Account – How to Sell Shares

How to Sell Shares
Each Fund processes redemption orders received in good order, promptly.  The Fund typically expects that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. If a Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

Selling Shares
Through a Financial Intermediary	• Contact your Financial Intermediary
By Mail
•    Prepare a written request including:
•    Your name(s) and signature(s)
•    Your account number
•    The Fund name and class
•    The dollar amount or number of shares you want to sell
•    How and where to send the redemption proceeds
•    Obtain a signature guarantee (if required) (See the section entitled “Signature Guarantee Requirements below”)
•    Obtain other documentation (if required)
•    Mail us your request and documentation.

By Wire
•    Wire redemptions are only available if you did not decline telephone and Internet options on your Account Application and you provided a voided check or savings deposit slip
•    Call us with your request (unless you declined telephone and Internet options on your Account Application) (See the section entitled “By Telephone”) or
•    Mail us your request (See the section entitled “By Mail”).

By Telephone
•    Call us with your request (unless you declined telephone and Internet options on your Account Application)
•    Provide the following information:
•    Your account number
•    Exact name(s) in which the account is registered
•    Additional form of identification
•    Redemption proceeds will be:
•    Mailed to you or
•    Electronically credited to your account at the financial institution identified on your Account Application.

By Internet
•    Log onto the Funds’ website at www.brownadvisoryfunds.com
•    Click on “Client Login”
•    Provide your User ID and password.
•    Select the Transaction/Redemption menu option.
•    Follow the instructions provided.
•    Note – you may be responsible for any unauthorized Internet order as long as the Transfer Agent has taken reasonable measures to verify that the order is genuine.

Systematically
•    Complete the systematic withdrawal program section of the application
•    Attach a voided check or savings deposit slip to your application
•    Mail us your completed application
•    Redemption proceeds will be electronically credited to your account at the financial institution identified on your Account Application or sent by check to your address of record.

General Notes for Selling Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Funds, the Transfer Agent or with your Financial Intermediary. You may redeem part or all of a Fund’s shares at the next determined NAV after the Fund receives your order. You should request your redemption prior to the close of the applicable Fund, generally 4:00 p.m., Eastern Time, to obtain that day’s closing NAV. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

Your Account – How to Sell Shares
Through a Financial Intermediary. You may redeem Fund shares through your Financial Intermediary. Redemptions made through a Financial Intermediary may be subject to procedures established by that institution. Your Financial Intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds. For redemption through Financial Intermediaries, orders will be processed at the NAV per share next effective after receipt of the order by the Financial Intermediary. Please keep in mind that your Financial Intermediary may charge additional fees for its services. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

By Mail. You may redeem Fund shares by simply sending a written request to the Transfer Agent. Please provide the name of the Fund, account number and state the number of shares or dollar amount you would like redeemed. The letter should be signed by all shareholders whose names appear on the account registration with a signature guarantee, if applicable. Redemption requests will not become effective until all documents have been received in good form by the Fund. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization). Shareholders should contact the Fund for further information concerning documentation required for redemption of Fund shares.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Shares held in IRA accounts or other retirement plan accounts may be redeemed by telephone at 1-800-540-6807. Investors will be asked whether or not to withhold taxes from any distribution.

Telephone or Wire Redemption. You may redeem Fund shares by telephone unless you declined telephone privileges on your Account Application. You may also request telephone privileges after your account is opened by calling the Transfer Agent at 1‑800‑540‑6807 (toll free) or 414-203-9064 for additional information. A signature guarantee or a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source may be required of shareholders in order to qualify for or to change telephone privileges on an existing account. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Transfer Agent by telephone, you may also mail the requests to the Funds at the address listed under “Contacting the Funds.” Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

You may redeem Fund shares by calling the Transfer Agent at 1‑800‑540‑6807 (toll free) or 414-203-9064 prior to the close of the applicable Fund, generally 4:00 p.m., Eastern Time. Redemption proceeds will be sent on the next business day to the mailing address that appears on the Fund’s records. Per your request, redemption proceeds may be wired or may be sent by electronic funds transfer via the ACH network to your pre-designated bank account. You will not incur charges from the Fund or its Transfer Agent if you wire your proceeds. In addition, you will not incur any charge when proceeds are sent via the ACH network; however, most ACH transfers require two days for the bank account to receive credit. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request.

Prior to executing instructions received to redeem shares by telephone, the Funds will use reasonable procedures to confirm that the telephone instructions are genuine. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Funds or their agents follow these procedures, they cannot be held liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.

Systematic Withdrawal Program (must have a United States bank account). The Funds offer a Systematic Withdrawal Program (“SWP”) whereby shareholders or their representatives may request a redemption in a predetermined amount each month, calendar quarter or annually. Proceeds can be sent via check to the address on the account or proceeds can be sent by electronic funds transfer via the ACH network to a designated bank account. To start this program, your account must have Fund shares with a value of at least $2,500, and the minimum amount that may be withdrawn each month, quarter or annually is $50.

Your Account – How to Sell Shares
This program may be terminated or modified by a Fund at any time. You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent at least five calendar days prior to the next scheduled withdrawal.

A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for Federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 1‑800‑540‑6807 (toll free) or 414-203-9064 for additional information regarding the SWP.
Exchange Privileges
You may exchange your Fund shares for the same class of shares of certain other Brown Advisory Funds. Be sure to confirm with the Transfer Agent that the Fund into which you exchange is available for sale in your state. To obtain the necessary exchange authorization forms, call the Transfer Agent at 1‑800‑540‑6807 (toll free) or 414-203-9064.  Not all Funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences.

Requirements.  You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges (see the section entitled “Tools to Combat Frequent Transaction”). You may exchange your shares by mail or telephone, unless you declined telephone privileges on your Account Application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

Exchanging Shares
Through a Financial Intermediary	•Contact your Financial Intermediary
By Mail
•Prepare a written request including:
•Your name(s) and signature(s)
•Your account number
•The names of each fund (and class) you are exchanging
•The dollar amount or number of shares you want to sell (and exchange)
•Open a new account and complete an Account Application if you are requesting different shareholder privileges
•Mail us your request and documentation.

By Telephone
•Call us with your request (unless you declined telephone and Internet options on your Account Application)
•Provide the following information:
•Your account number
•Exact name(s) in which account is registered
•Additional form of identification.

Your Account – Account and Transaction Policies
Account and Transaction Policies
Tools to Combat Frequent Transactions. The Funds are intended for long-term investors and do not accommodate frequent transactions. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all of a Fund’s shareholders. The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. In addition, the Funds discourage excessive, short-term trading and other abusive trading practices and the Funds may use a variety of techniques to monitor trading activity and detect abusive trading practices. These steps may include, among other things, monitoring trading activity, or using fair value pricing when appropriate, under procedures as adopted by the Board when the Adviser or Sub-Adviser, subject to the Adviser’s approval, determines current market prices are not readily available. As approved by the Board, these techniques may change from time to time as determined by the Funds in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to a Fund and its shareholders, the Funds reserve the right, in their sole discretion, to reject any purchase order, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Funds) and without prior notice. The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect a Fund’s performance. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise their judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests. Purchases and redemptions of Fund shares by ReFlow Fund, LLC in connection with a Fund’s participation in the ReFlow Liquidity Program (see “Management – ReFlow Liquidity Program”) are not subject to these limitations. Except as noted in the Prospectus, the Funds apply all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Funds receive purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. However, the Funds will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Funds have entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Financial Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies. However, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Proceeds. You may receive proceeds of your sale in a check, ACH, or federal wire transfer. Each Fund typically expects that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. Each Fund typically expects that it will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds reserve the right to redeem in-kind as described under “Redemption In- Kind” below. The Funds may effect redemptions in-kind in an effort (a) to manage cash positions; (b) to mitigate certain costs that arise from significant redemption activity or from portfolio turnover in connection with any type of selling activity, including portfolio repositioning and cash raises (e.g., for distributions or redemptions); or (c) other portfolio management purposes. The Funds may also use redemptions in-kind for certain Fund shares redeemed by ReFlow. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. The Funds have a line of credit in place that may be used to meet redemption requests during stressed market conditions.

Your Account – Account and Transaction Policies
Share Class Conversion within Certain Intermediary Accounts. Investors who hold shares of a Fund through a fee-based program at a financial intermediary but who subsequently become ineligible to participate in the program, withdraw from the program, or change to a non-fee based program, may be subject to conversion of their shares by their financial intermediary to another class of shares of the Fund having expenses (potentially including Rule 12b-1 fees) that may be higher than the expenses of their original class of shares. Investors should contact their financial intermediary to obtain information about their eligibility for the intermediary’s program, whether the intermediary prescribes any circumstances which may result in the type of share class conversion described herein, and the class of shares they would receive upon such a conversion. A conversion from one share class to another share class of the same Fund should generally not be a taxable exchange for Federal income tax purposes. Any such conversion by a financial intermediary will be made in accordance with the terms of the Prospectus.

Check and ACH Clearance. The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase by check or electronic funds transfer through the ACH network until the payment for the purchase clears. If the purchase amount does not clear, you will be responsible for any losses suffered by the relevant Fund as well as a $25 service charge imposed by the Transfer Agent. This delay can be avoided by purchasing shares by wire.

Suspension of Redemptions. We may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.

Signature Guarantees. The Transfer Agent may require a signature guarantee for certain requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account transactions. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:
•When a redemption is received by the Transfer Agent and the account address has changed within the last 30 calendar days;
•When requesting a change in ownership on your account; or
•When redemption proceeds are payable or sent to any person, address or bank account not on record.

In addition to the situations described above, a Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

The Funds reserve the right to waive any signature requirement at their discretion.

Customer Identification Program. Please note that, in compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the Transfer Agent may not be able to open your account. Please contact the Transfer Agent at 1‑800‑540‑6807 (toll free) or 414-203-9064 if you need additional assistance when completing your application. If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, each Fund reserves the right to temporarily limit additional share purchases, close your account or take any other action they deem reasonable or required by law. The Trust has appointed an Anti-Money Laundering Officer to oversee the operation of and compliance with the Trust’s Anti-Money Laundering Program.

No Certificates. The Funds do not issue share certificates.

Right to Reject Purchases. Each Fund reserves the right to reject or cancel within one business day, without any prior notice, any purchase order, including transactions that, in the judgment of the Adviser or Sub-Adviser, represent excessive trading, may

Your Account – Account and Transaction Policies
be disruptive to the management of a Fund’s portfolio, may increase a Fund’s transaction costs, administrative costs or taxes, and those that may otherwise be detrimental to the interests of the Funds and their shareholders. The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of a Fund for the short-term when the markets are highly volatile. Each Fund’s right to cancel or revoke such purchase orders would be limited to within one business day following receipt by the Fund of such purchase orders.

Redemption In-Kind. Each Fund generally pays redemption proceeds in cash. However, the Funds reserve the right to pay redemption proceeds to you by a distribution of liquid securities from a Fund’s portfolio (a “redemption in-kind”). The Funds may effect redemptions in-kind in an effort (a) to manage cash positions; (b) to mitigate certain costs that arise from significant redemption activity or from portfolio turnover in connection with any type of selling activity, including portfolio repositioning and cash raises (e.g., for distributions or redemptions); or (c) other portfolio management purposes. This practice may benefit a Fund and its shareholders by reducing the need for the Fund to maintain significant cash reserves and/or to sell securities held in the Fund to meet redemption requests or other reasons. By doing so, a Fund may avoid or reduce cash drag, transaction costs, and capital gain realization that could otherwise arise from reserves maintained or securities sold. There is a risk that this activity could negatively impact the NAV of the Fund. With respect to these redemptions in-kind, shareholders will receive either a pro-rata basket or a custom basket of securities valued in the same manner as they are valued for purposes of computing a Fund’s NAV. The custom basket would include only securities that have been disclosed as portfolio holdings in the Fund’s most recent public holdings disclosure. The Funds may also use redemptions in-kind for certain Fund shares redeemed by ReFlow. The Funds are not obligated to honor requests for a redemption in-kind.

If a Fund pays your redemption proceeds by a distribution of liquid securities, you could incur brokerage or other charges in subsequently converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. The securities delivered in a redemption in-kind transaction will be selected in the sole discretion of the Fund and will not necessarily be representative of the Fund’s entire portfolio and they will be valued in the same manner that the Fund’s portfolio securities are valued for purposes of calculating the Fund’s NAV. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Small Accounts. To reduce our expenses, if the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares, or $500 (excluding Qualified Retirement Accounts) with respect to Advisor Shares and Investor Shares, the Fund may ask you to increase your balance. If after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts) for Institutional Shares, or $500 (excluding Qualified Retirement Accounts) for Advisor Shares and Investor Shares, the applicable Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value. There are no minimum balance requirements for Qualified Retirement Accounts or the ReFlow Liquidity Program.

Internet Transactions. You may open a Fund account as well as purchase or sell Fund shares online at www.brownadvisory.com/mf. Establishing an account online is permitted only for individual, IRA, joint and UGMA/UTMA accounts. If you conduct transactions or open an account online, you are consenting to sending and receiving personal financial information over the Internet.

Electronic Delivery. Consistent with the Funds’ commitment to environmental sustainability, you may sign up to receive daily transaction confirmations, quarterly statements, and tax form statements electronically. You may also sign up to receive the Funds’ financial statements and Prospectuses electronically on www.brownadvisory.com/mf. You may change your delivery preference and resume receiving these documents through the mail at any time by updating your electronic delivery preferences on www.brownadvisory.com/mf or contacting the Funds at 1‑800‑540‑6807 (toll free) or 414-203-9064.

Householding. In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and other similar documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at 1‑800‑540‑6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Confirmations. If you purchase shares directly from any Fund, you will receive a confirmation statement detailing the transaction. Automatic reinvestments of distributions may be confirmed via a monthly or quarterly statement. Systematic

Your Account – Account and Transaction Policies
investments/withdrawals will be confirmed only on a quarterly statement. You may consent to receive confirmations and quarterly statements electronically at www.brownadvisory.com/mf, otherwise your confirmation and quarterly statements will be sent in the mail. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

Portfolio Holdings.  A description of each Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Funds’ SAI.

Policy on Prohibition of Foreign Shareholders. Shares of the Fund have not been registered for sale outside of the United States. Accordingly, the Fund generally requires that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Fund. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses, investors who are clients of the Adviser or its affiliates, or other investors meeting eligibility requirements as determined by the Adviser. The Fund reserves the right to close the account within 5 business days if clarifying information or documentation is not received.

Canceled or Failed Payments. Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within 2 business days of bank notification. You will be responsible for any actual losses or expenses incurred by a Fund or the Transfer Agent as a result of the cancellation, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase or exchange (purchase side only) due to nonpayment.

Lost Shareholders, Inactive Accounts and Unclaimed Property.  It is important that the Funds maintain a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds.  Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account.  If the Funds are unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 800-540-6807 (toll free) or 414-203-9064 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Additional Information
The Trust enters into contractual arrangements with various parties, including among others, the Funds’ investment adviser, investment sub-advisers, principal underwriter, custodian, administrator and transfer agent who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this prospectus, the Statement of Additional Information, any documents filed as exhibits, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees or any Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Distributions and Taxes
Distributions
Each Fund declares distributions from net investment income, if any, at least annually (at least monthly for the Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund and the Brown Advisory Mortgage Securities Fund). The Brown Advisory Maryland Bond Fund, the Brown Advisory Tax-Exempt Bond Fund and the Brown Advisory Tax-Exempt Sustainable Bond Fund will declare distributions from net investment income, if any, on a daily basis, with the distributions payable each month. Any net capital gain realized by a Fund will be distributed at least annually. A Fund may make an additional payment of dividends or distributions if it deems it desirable at other times during any year.

All distributions of each Fund are reinvested in additional shares, unless you choose one of the following options:

(1)receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares;
(2)receive all distributions in cash; or
(3)reinvest dividends in additional Fund shares while receiving capital gain distributions in cash.

You may change your dividend and capital gain distribution election in writing or by calling the Transfer Agent in advance of the next distribution.

For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current NAV and to reinvest all subsequent distributions.
Taxes
Each Fund intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, each Fund generally will not be subject to tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

You will generally be taxed on a Fund’s taxable distributions, regardless of whether you reinvest them or receive them in cash. A Fund’s taxable distributions of net investment income and short-term capital gains, if any, are taxable to you as ordinary income. The Fund’s distributions of long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund’s taxable distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal tax rate of 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.  A distribution may be treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder.  To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.  The Fund’s distributions of dividends that it receives from REITs generally do not constitute “qualified dividend income.”

The maximum federal tax rate for individual taxpayers applicable to long-term capital gains and income from certain qualifying dividends on certain corporate stock is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.  A shareholder will also have to satisfy a more than 60-day holding period for the Fund shares with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rates.  These rate reductions do not apply to corporate taxpayers. A portion of the Fund’s taxable distributions, to the extent attributable to dividends from U.S. corporations, may be eligible for the dividends received deduction for Fund shareholders that are corporations, subject to certain holding period and other requirements.

A 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S.

individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions of capital gain and distributions of net investment income reduce the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distributions even though the distributions represent a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange, and otherwise as short-term capital gain or loss.

A Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability, so long as you provide the required information or certification.

After December 31 of each year, a Fund will mail you reports containing information about the income tax classification of distributions paid during the year.

With the exception of the Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund and Brown Advisory Tax-Exempt Sustainable Bond Fund, dividends paid by a Fund will not qualify as “exempt-interest dividends,” and will not be excludable from gross income by its shareholders, because the Fund will not invest at least 50% of the value of its total assets in securities the interest on which is excludable from gross income.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of a Fund’s total assets at the end of its taxable year consists of foreign stock or securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal tax), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes. See the discussion in the SAI under “Taxation – Foreign Income Tax” for more information.

If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund. Non-U.S. shareholder should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund.

Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable a Fund to determine whether withholding is required.

Additional Tax Matters — Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, and Brown Advisory Tax-Exempt Sustainable Bond Fund. It is anticipated that substantially all of the Brown Advisory Maryland Bond Fund’s net income will be exempt from Federal and Maryland state income taxes. It is anticipated that substantially all of the Brown Advisory Tax-Exempt Bond Fund and Brown Advisory Tax-Exempt Sustainable Bond Fund's net income will be exempt from Federal income taxes.

Generally, you are not subject to Federal income tax on the Fund’s distributions of its tax-exempt interest income, although such distributions may be subject to the Federal alternative minimum tax (“AMT”). Distributions from the Fund’s net investment income from other sources and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions will generally be subject to state and local taxes.

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Index Descriptions

The Bloomberg Intermediate U.S. Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Bloomberg US Aggregate Bond Index.
The Bloomberg Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Bloomberg US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.
Bloomberg Municipal 1-15 Year Index consists of a broad selection of investment-grade general obligation bonds, revenue bonds, insured bonds (including all insured bonds with a Aaa/AAA rating), and prerefunded bonds with maturities of at least 1 year and less than 15 years.
The Bloomberg Municipal Bond Index is a broad-based benchmark that measures the performance of the U.S. dollar-denominated long-term tax-exempt investment grade municipal bond market. The index includes state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with remaining maturities of at least one year.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.
MSCI ACWI ex USA Index is an index that captures large and mid cap representation across Developed Markets countries
(excluding the US) and Emerging Markets countries. The index covers the majority of the global equity opportunity set outside the US.
The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the large- and mid-cap segments of certain developed markets and global emerging markets countries.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
The MSCI Europe Index is an index that captures large and medium capitalization representation across 15 developed market countries in Europe.
The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is a subset of the Russell 3000® Index
The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.
The S&P 500® Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.
The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.
A direct investment in an index is not possible.

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of each Fund for the past 5 years or for the period of a Fund’s operations if less than 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information presented in the tables below for the fiscal year ended June 30, 2026 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements are included in the Form N-CSR filed with the SEC, which are available upon request. Information for the fiscal years ended June 30, 2025, 2024, 2023, and 2022 was audited by another independent registered public accounting firm. The financial highlights tables on the following pages reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

Financial Highlights

			From Investment Operations(a)			Distributions to Shareholders From						Ratios to Average Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at	Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of	Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period	Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s)	(Loss)	Expenses	(d)	Rate(c)
BROWN ADVISORY GROWTH EQUITY FUND:
Institutional Shares*
07/01/25	06/30/26	$18.71	$(0.02)	$(0.15)	$(0.17)	$—	$(8.20)	$(8.20)	$10.34	3.11%	$126,000	(0.13)%	0.72%	0.72%	48%
07/01/24	06/30/25	29.96	(0.03)	3.90	3.87	—	(15.12)	(15.12)	18.71	14.50	283,774	(0.12)	0.71	0.71	27
07/01/23	06/30/24	26.74	(0.02)	5.04	5.02	—	(1.80)	(1.80)	29.96	19.68	508,835	(0.06)	0.68	0.68	33
07/01/22	06/30/23	23.82	(0.03)	4.59	4.56	—	(1.64)	(1.64)	26.74	20.22	1,837,801	(0.14)	0.68	0.68	21
07/01/21	06/30/22	37.39	(0.09)	(9.01)	(9.10)	—	(4.47)	(4.47)	23.82	(27.88)	1,611,983	(0.26)	0.66	0.66	21
Investor Shares*
07/01/25	06/30/26	17.78	(0.04)	(0.14)	(0.18)	—	(7.79)	(7.79)	9.81	2.95	182,439	(0.28)	0.87	0.87	48
07/01/24	06/30/25	29.18	(0.06)	3.78	3.72	—	(15.12)	(15.12)	17.78	14.34	347,796	(0.27)	0.86	0.86	27
07/01/23	06/30/24	26.12	(0.06)	4.92	4.86	—	(1.80)	(1.80)	29.18	19.53	618,412	(0.21)	0.83	0.83	33
07/01/22	06/30/23	23.35	(0.07)	4.48	4.41	—	(1.64)	(1.64)	26.12	20.03	687,058	(0.29)	0.83	0.83	21
07/01/21	06/30/22	36.79	(0.13)	(8.84)	(8.97)	—	(4.47)	(4.47)	23.35	(28.02)	704,341	(0.41)	0.81	0.81	21
Advisor Shares*
07/01/25	06/30/26	14.50	(0.05)	(0.14)	(0.19)	—	(6.34)	(6.34)	7.97	2.58	6,256	(0.53)	1.12	1.12	48
07/01/24	06/30/25	26.36	(0.10)	3.36	3.26	—	(15.12)	(15.12)	14.50	14.04	13,290	(0.52)	1.11	1.11	27
07/01/23	06/30/24	23.82	(0.11)	4.45	4.34	—	(1.80)	(1.80)	26.36	19.22	17,158	(0.46)	1.08	1.08	33
07/01/22	06/30/23	21.48	(0.12)	4.10	3.98	—	(1.64)	(1.64)	23.82	19.76	13,873	(0.54)	1.08	1.08	21
07/01/21	06/30/22	34.27	(0.20)	(8.12)	(8.32)	—	(4.47)	(4.47)	21.48	(28.20)	13,940	(0.66)	1.06	1.06	21
BROWN ADVISORY FLEXIBLE EQUITY FUND:
Institutional Shares*
07/01/25	06/30/26	43.65	0.19	4.24	4.43	(0.11)	(2.40)	(2.51)	45.57	10.54	425,195	0.45	0.52	0.52	17
07/01/24	06/30/25	39.64	0.16	5.88	6.04	(0.16)	(1.87)	(2.03)	43.65	15.41	438,173	0.38	0.52	0.52	17
07/01/23	06/30/24	31.94	0.16	8.51	8.67	(0.12)	(0.85)	(0.97)	39.64	27.63	376,594	0.46	0.53	0.53	15
07/01/22	06/30/23	27.31	0.13	5.55	5.68	(0.13)	(0.92)	(1.05)	31.94	21.44	259,933	0.45	0.54	0.54	12
07/01/21	06/30/22	34.26	0.09	(5.71)	(5.62)	(0.06)	(1.27)	(1.33)	27.31	(17.18)	196,675	0.29	0.53	0.53	10
Investor Shares*
07/01/25	06/30/26	43.49	0.13	4.21	4.34	(0.08)	(2.40)	(2.48)	45.35	10.36	558,479	0.30	0.67	0.67	17
07/01/24	06/30/25	39.51	0.10	5.86	5.96	(0.11)	(1.87)	(1.98)	43.49	15.22	583,865	0.23	0.67	0.67	17
07/01/23	06/30/24	31.84	0.11	8.49	8.60	(0.08)	(0.85)	(0.93)	39.51	27.46	542,524	0.31	0.68	0.68	15
07/01/22	06/30/23	27.20	0.08	5.54	5.62	(0.06)	(0.92)	(0.98)	31.84	21.24	442,013	0.30	0.69	0.69	12
07/01/21	06/30/22	34.16	0.04	(5.70)	(5.66)	(0.03)	(1.27)	(1.30)	27.20	(17.32)	400,090	0.14	0.68	0.68	10
Advisor Shares*
07/01/25	06/30/26	43.22	0.02	4.17	4.19	(0.03)	(2.40)	(2.43)	44.98	10.08	7,346	0.05	0.92	0.92	17
07/01/24	06/30/25	39.31	(0.01)	5.83	5.82	(0.04)	(1.87)	(1.91)	43.22	14.93	9,188	(0.02)	0.92	0.92	17
07/01/23	06/30/24	31.72	0.02	8.45	8.47	(0.03)	(0.85)	(0.88)	39.31	27.13	7,279	0.06	0.93	0.93	15
07/01/22	06/30/23	27.11	0.01	5.52	5.53	—	(0.92)	(0.92)	31.72	20.93	5,245	0.05	0.94	0.94	12
07/01/21	06/30/22	34.10	(0.04)	(5.68)	(5.72)	—	(1.27)	(1.27)	27.11	(17.51)	4,471	(0.11)	0.93	0.93	10

Financial Highlights

			From Investment Operations(a)			Distributions to Shareholders From						Ratios to Average Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at	Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of	Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period	Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s)	(Loss)	Expenses	(d)	Rate(c)
BROWN ADVISORY SUSTAINABLE GROWTH FUND:
Institutional Shares*
07/01/25	06/30/26	$58.02	$—	$0.73	$0.73	$—	$(10.97)	$(10.97)	$47.78	2.15%	$2,770,991	0.00%	0.62%	0.62%	45%
07/01/24	06/30/25	54.91	(0.05)	6.04	5.99	—	(2.88)	(2.88)	58.02	11.02	6,380,925	(0.08)	0.60	0.60	32
07/01/23	06/30/24	43.08	(0.02)	11.86	11.84	(0.01)	—	(0.01)	54.91	27.47	6,818,542	(0.04)	0.60	0.60	35
07/01/22	06/30/23	35.42	0.03	7.63	7.66	(0.00)	—	(0.00)	43.08	21.63	5,145,711	0.08	0.63	0.63	13
07/01/21	06/30/22	44.56	(0.04)	(8.19)	(8.23)	—	(0.91)	(0.91)	35.42	(19.02)	3,378,590	(0.10)	0.63	0.63	19
Investor Shares*
07/01/25	06/30/26	56.74	(0.07)	0.70	0.63	—	(10.97)	(10.97)	46.40	2.01	1,199,684	(0.15)	0.77	0.77	45
07/01/24	06/30/25	53.84	(0.13)	5.91	5.78	—	(2.88)	(2.88)	56.74	10.84	2,233,632	(0.23)	0.75	0.75	32
07/01/23	06/30/24	42.29	(0.09)	11.64	11.55	—	—	—	53.84	27.31	2,699,561	(0.19)	0.75	0.75	35
07/01/22	06/30/23	34.83	(0.02)	7.48	7.46	—	—	—	42.29	21.42	2,150,632	(0.07)	0.78	0.78	13
07/01/21	06/30/22	43.90	(0.11)	(8.05)	(8.16)	—	(0.91)	(0.91)	34.83	(19.15)	1,714,513	(0.25)	0.78	0.78	19
Advisor Shares*
07/01/25	06/30/26	54.74	(0.19)	0.65	0.46	—	(10.97)	(10.97)	44.23	1.74	316,011	(0.40)	1.02	1.02	45
07/01/24	06/30/25	52.15	(0.25)	5.72	5.47	—	(2.88)	(2.88)	54.74	10.59	413,213	(0.48)	1.00	1.00	32
07/01/23	06/30/24	41.08	(0.20)	11.27	11.07	—	—	—	52.15	26.95	435,773	(0.44)	1.00	1.00	35
07/01/22	06/30/23	33.91	(0.11)	7.28	7.17	—	—	—	41.08	21.14	356,620	(0.32)	1.03	1.03	13
07/01/21	06/30/22	42.87	(0.21)	(7.84)	(8.05)	—	(0.91)	(0.91)	33.91	(19.35)	298,972	(0.50)	1.03	1.03	19

Financial Highlights

			From Investment Operations(a)			Distributions to Shareholders From						Ratios to Average Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at	Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of	Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period	Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s)	(Loss)	Expenses	(d)	Rate(c)
BROWN ADVISORY SMALL-CAP GROWTH FUND:
Institutional Shares*
07/01/25	06/30/26	$45.00	$(0.22)	$8.67	$8.45	$—	$(7.58)	$(7.58)	$45.87	21.85%	$311,365	(0.52)%	0.96%	0.96%	30%
07/01/24	06/30/25	45.51	(0.18)	2.27	2.09	—	(2.60)	(2.60)	45.00	4.37	514,753	(0.40)	0.95	0.95	28
07/01/23	06/30/24	44.48	(0.06)	1.09	1.03	—	—	—	45.51	2.32	801,675	(0.14)	0.95	0.95	28
07/01/22	06/30/23	41.98	(0.06)	5.88	5.82	—	(3.32)	(3.32)	44.48	14.33	1,349,940	(0.13)	0.96	0.96	29
07/01/21	06/30/22	63.00	(0.32)	(13.47)	(13.79)	—	(7.23)	(7.23)	41.98	(24.11)	1,165,292	(0.59)	0.95	0.95	27
Investor Shares*
07/01/25	06/30/26	22.31	(0.14)	4.30	4.16	—	(3.76)	(3.76)	22.71	21.68	275,895	(0.67)	1.11	1.11	30
07/01/24	06/30/25	22.59	(0.12)	1.13	1.01	—	(1.29)	(1.29)	22.31	4.24	410,466	(0.55)	1.10	1.10	28
07/01/23	06/30/24	22.12	(0.06)	0.53	0.47	—	—	—	22.59	2.12	810,889	(0.29)	1.10	1.10	28
07/01/22	06/30/23	20.91	(0.06)	2.92	2.86	—	(1.65)	(1.65)	22.12	14.17	882,356	(0.28)	1.11	1.11	29
07/01/21	06/30/22	31.42	(0.20)	(6.71)	(6.91)	—	(3.60)	(3.60)	20.91	(24.23)	707,378	(0.74)	1.10	1.10	27
Advisor Shares*
07/01/25	06/30/26	21.00	(0.18)	4.04	3.86	—	(3.53)	(3.53)	21.33	21.42	6,662	(0.92)	1.36	1.36	30
07/01/24	06/30/25	21.32	(0.17)	1.07	0.90	—	(1.22)	(1.22)	21.00	3.97	7,048	(0.80)	1.35	1.35	28
07/01/23	06/30/24	20.93	(0.11)	0.50	0.39	—	—	—	21.32	1.86	8,053	(0.54)	1.35	1.35	28
07/01/22	06/30/23	19.83	(0.11)	2.78	2.67	—	(1.57)	(1.57)	20.93	13.91	9,644	(0.53)	1.36	1.36	29
07/01/21	06/30/22	29.88	(0.26)	(6.37)	(6.63)	—	(3.42)	(3.42)	19.83	(24.44)	9,309	(0.99)	1.35	1.35	27

Financial Highlights

			From Investment Operations(a)			Distributions to Shareholders From						Ratios to Average Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at	Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of	Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period	Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s)	(Loss)	Expenses	(d)	Rate(c)
BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND:
Institutional Shares*
07/01/25	06/30/26	$27.17	$0.11	$8.41	$8.52	$(0.20)	$(3.40)	$(3.60)	$32.09	33.83%	$689,016	0.39%	0.95%	0.95%	51%
07/01/24	06/30/25	30.30	0.24	1.37	1.61	(0.46)	(4.28)	(4.74)	27.17	3.93	630,241	0.81	0.95	0.95	39
07/01/23	06/30/24	27.68	0.25	4.16	4.41	(0.21)	(1.58)	(1.79)	30.30	16.33	724,560	0.86	0.95	0.95	44
07/01/22	06/30/23	26.09	0.20	3.09	3.29	(0.13)	(1.57)	(1.70)	27.68	12.67	588,594	0.71	0.95	0.95	35
07/01/21	06/30/22	29.65	0.09	(3.45)	(3.36)	(0.10)	(0.10)	(0.20)	26.09	(11.45)	562,382	0.29	0.95	0.95	27
Investor Shares*
07/01/25	06/30/26	27.10	0.07	8.37	8.44	(0.17)	(3.40)	(3.57)	31.97	33.62	540,775	0.24	1.10	1.10	51
07/01/24	06/30/25	30.23	0.20	1.37	1.57	(0.42)	(4.28)	(4.70)	27.10	3.78	545,969	0.66	1.10	1.10	39
07/01/23	06/30/24	27.62	0.20	4.15	4.35	(0.16)	(1.58)	(1.74)	30.23	16.17	626,715	0.71	1.10	1.10	44
07/01/22	06/30/23	26.04	0.16	3.08	3.24	(0.09)	(1.57)	(1.66)	27.62	12.49	591,487	0.56	1.10	1.10	35
07/01/21	06/30/22	29.60	0.04	(3.45)	(3.41)	(0.05)	(0.10)	(0.15)	26.04	(11.59)	564,689	0.14	1.10	1.10	27
Advisor Shares*
07/01/25	06/30/26	26.85	—	8.29	8.29	(0.14)	(3.40)	(3.54)	31.60	33.32	2,042	(0.01)	1.35	1.35	51
07/01/24	06/30/25	29.97	0.12	1.36	1.48	(0.32)	(4.28)	(4.60)	26.85	3.50	1,788	0.41	1.35	1.35	39
07/01/23	06/30/24	27.42	0.13	4.11	4.24	(0.11)	(1.58)	(1.69)	29.97	15.86	3,557	0.46	1.35	1.35	44
07/01/22	06/30/23	25.86	0.09	3.07	3.16	(0.03)	(1.57)	(1.60)	27.42	12.25	2,685	0.31	1.35	1.35	35
07/01/21	06/30/22	29.43	(0.03)	(3.43)	(3.46)	(0.01)	(0.10)	(0.11)	25.86	(11.82)	3,154	(0.11)	1.35	1.35	27
BROWN ADVISORY SUSTAINABLE SMALL-CAP CORE FUND:
Institutional Shares*
07/01/25	06/30/26	10.31	—	3.00	3.00	(0.01)	(0.47)	(0.48)	12.83	29.89	109,214	0.01	0.93	1.04	77
07/01/24	06/30/25	9.72	0.02	0.65	0.67	(0.06)	(0.02)	(0.08)	10.31	6.96	92,870	0.18	0.93	1.04	43
07/01/23	06/30/24	8.81	0.02	0.91	0.93	(0.02)	—	(0.02)	9.72	10.51	70,393	0.17	0.93	1.07	32
07/01/22	06/30/23	7.74	0.01	1.06	1.07	—	(0.00)	(0.00)	8.81	13.83	51,935	0.18	0.93	1.16	66
09/30/21^	06/30/22	10.00	(0.02)	(2.24)	(2.26)	—	—	—	7.74	(22.60)	32,915	(0.22)	0.93	1.36	19
Investor Shares*
07/01/25	06/30/26	10.27	(0.02)	3.00	2.98	—	(0.47)	(0.47)	12.78	29.82	9,442	(0.14)	1.08	1.19	77
07/01/24	06/30/25	9.69	—	0.65	0.65	(0.05)	(0.02)	(0.07)	10.27	6.74	6,553	0.03	1.08	1.19	43
07/01/23	06/30/24	8.79	—	0.90	0.90	(0.00)	—	(0.00)	9.69	10.25	6,558	0.02	1.08	1.22	32
07/01/22	06/30/23	7.73	—	1.06	1.06	—	(0.00)	(0.00)	8.79	13.71	1,540	0.03	1.08	1.31	66
09/30/21^	06/30/22	10.00	(0.02)	(2.25)	(2.27)	—	—	—	7.73	(22.70)	812	(0.37)	1.08	1.51	19
BROWN ADVISORY SUSTAINABLE VALUE FUND:
Institutional Shares*
07/01/25	06/30/26	13.65	0.17	2.52	2.69	(0.16)	(0.16)	(0.32)	16.02	19.89	188,844	1.14	0.70	0.74	41
07/01/24	06/30/25	12.27	0.17	1.51	1.68	(0.13)	(0.17)	(0.30)	13.65	13.76	157,962	1.34	0.70	0.76	29
07/01/23	06/30/24	10.03	0.16	2.19	2.35	(0.11)	—	(0.11)	12.27	23.55	99,767	1.42	0.70	0.81	37
02/28/23^	06/30/23	10.00	0.06	(0.03)	0.03	—	—	—	10.03	0.30	50,307	1.72	0.70	1.17	7

Investor Shares*
07/01/25	06/30/26	13.61	0.14	2.53	2.67	(0.14)	(0.16)	(0.30)	15.98	19.79	732	0.99	0.85	0.89	41
07/01/24	06/30/25	12.24	0.15	1.50	1.65	(0.11)	(0.17)	(0.28)	13.61	13.60	680	1.19	0.85	0.91	29
07/01/23	06/30/24	10.02	0.14	2.18	2.32	(0.10)	—	(0.10)	12.24	23.26	634	1.27	0.85	0.96	37
02/28/23^	06/30/23	10.00	0.05	(0.03)	0.02	—	—	—	10.02	0.20	163	1.57	0.85	1.32	7

Financial Highlights

			From Investment Operations(a)			Distributions to Shareholders From						Ratios to Average Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at	Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of	Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period	Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s)	(Loss)	Expenses	(d)	Rate(c)
BROWN ADVISORY GLOBAL LEADERS FUND:
Institutional Shares*
07/01/25	06/30/26	$30.12	$0.17	$(0.61)	$(0.44)	$(0.13)	$(1.54)	$(1.67)	$28.01	(1.65)%	$2,194,527	0.60%	0.76%	0.76%	42%
07/01/24	06/30/25	25.89	0.16	4.21	4.37	(0.14)	—	(0.14)	30.12	16.95	2,389,294	0.57	0.75	0.75	22
07/01/23	06/30/24	22.08	0.15	3.79	3.94	(0.13)	—	(0.13)	25.89	17.88	1,926,704	0.64	0.75	0.75	15
07/01/22	06/30/23	18.24	0.13	3.83	3.96	(0.12)	—	(0.12)	22.08	21.83	1,401,528	0.66	0.76	0.76	19
07/01/21	06/30/22	22.60	0.10	(4.19)	(4.09)	(0.02)	(0.25)	(0.27)	18.24	(18.34)	1,048,587	0.45	0.75	0.75	25
Investor Shares*
07/01/25	06/30/26	30.01	0.13	(0.61)	(0.48)	(0.10)	(1.54)	(1.64)	27.89	(1.80)	20,894	0.45	0.91	0.91	42
07/01/24	06/30/25	25.79	0.12	4.20	4.32	(0.10)	—	(0.10)	30.01	16.78	28,370	0.42	0.90	0.90	22
07/01/23	06/30/24	22.00	0.11	3.77	3.88	(0.09)	—	(0.09)	25.79	17.66	32,326	0.49	0.90	0.90	15
07/01/22	06/30/23	18.18	0.10	3.82	3.92	(0.10)	—	(0.10)	22.00	21.63	77,619	0.51	0.91	0.91	19
07/01/21	06/30/22	22.54	0.07	(4.17)	(4.10)	(0.01)	(0.25)	(0.26)	18.18	(18.45)	76,150	0.30	0.90	0.90	25
BROWN ADVISORY SUSTAINABLE INTERNATIONAL LEADERS FUND:
Institutional Shares*
07/01/25	06/30/26	12.26	0.12	(0.59)	(0.47)	(0.11)	(0.33)	(0.44)	11.35	(3.93)	28,759	1.04	0.85	1.22	61
07/01/24	06/30/25	10.73	0.11	1.55	1.66	(0.11)	(0.02)	(0.13)	12.26	15.64	40,955	0.94	0.85	1.16	47
07/01/23	06/30/24	10.52	0.12	0.14	0.26	(0.05)	—	(0.05)	10.73	2.49	36,921	1.15	0.85	1.18	27
07/01/22	06/30/23	8.43	0.10	2.01	2.11	(0.02)	—	(0.02)	10.52	25.09	22,884	1.04	0.85	1.58	21
02/28/22^	06/30/22	10.00	0.06	(1.63)	(1.57)	—	—	—	8.43	(15.70)	6,221	1.96	0.85	4.26	12
Investor Shares*
07/01/25	06/30/26	12.21	0.10	(0.58)	(0.48)	(0.09)	(0.33)	(0.42)	11.31	(4.01)	1,218	0.89	1.00	1.37	61
07/01/24	06/30/25	10.69	0.09	1.55	1.64	(0.10)	(0.02)	(0.12)	12.21	15.49	1,067	0.79	1.00	1.31	47
07/01/23	06/30/24	10.49	0.10	0.14	0.24	(0.04)	—	(0.04)	10.69	2.27	1,873	1.00	1.00	1.33	27
07/01/22	06/30/23	8.42	0.08	2.01	2.09	(0.02)	—	(0.02)	10.49	24.88	1,463	0.89	1.00	1.73	21
02/28/22^	06/30/22	10.00	0.05	(1.63)	(1.58)	—	—	—	8.42	(15.80)	75	1.81	1.00	4.41	12
BROWN ADVISORY INTERMEDIATE INCOME FUND:
Investor Shares*
07/01/25	06/30/26	9.78	0.37	(0.04)	0.33	(0.37)	—	(0.37)	9.74	3.40	142,705	3.72	0.53	0.53	72
07/01/24	06/30/25	9.55	0.36	0.23	0.59	(0.36)	—	(0.36)	9.78	6.24	126,532	3.68	0.53	0.53	50
07/01/23	06/30/24	9.60	0.32	(0.05)	0.27	(0.32)	—	(0.32)	9.55	2.86	113,124	3.33	0.49	0.53	27
07/01/22	06/30/23	9.99	0.24	(0.38)	(0.14)	(0.25)	—	(0.25)	9.60	(1.44)	122,641	2.47	0.49	0.52	32
07/01/21	06/30/22	11.05	0.12	(0.94)	(0.82)	(0.14)	(0.10)	(0.24)	9.99	(7.60)	139,856	1.17	0.46	0.50	58
Advisor Shares*
07/01/25	06/30/26	9.53	0.33	(0.03)	0.30	(0.34)	—	(0.34)	9.49	3.23	1,732	3.47	0.78	0.78	72
07/01/24	06/30/25	9.32	0.32	0.22	0.54	(0.33)	—	(0.33)	9.53	5.89	2,051	3.43	0.78	0.78	50
07/01/23	06/30/24	9.38	0.29	(0.05)	0.24	(0.30)	—	(0.30)	9.32	2.57	3,279	3.08	0.74	0.78	27
07/01/22	06/30/23	9.76	0.21	(0.37)	(0.16)	(0.22)	—	(0.22)	9.38	(1.62)	3,139	2.22	0.74	0.77	32
07/01/21	06/30/22	10.80	0.10	(0.93)	(0.83)	(0.11)	(0.10)	(0.21)	9.76	(7.82)	3,273	0.92	0.71	0.75	58

Financial Highlights

			From Investment Operations(a)			Distributions to Shareholders From						Ratios to Average Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at	Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of	Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period	Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s)	(Loss)	Expenses	(d)	Rate(c)
BROWN ADVISORY SUSTAINABLE BOND FUND:
Institutional Shares*
07/01/25	06/30/26	$8.49	$0.36	$(0.06)	$0.30	$(0.37)	$—	$(0.37)	$8.42	3.55%	$530,977	4.26%	0.42%	0.42%	123%
07/01/24	06/30/25	8.40	0.38	0.09	0.47	(0.38)	—	(0.38)	8.49	5.68	569,475	4.45	0.41	0.41	104
07/01/23	06/30/24	8.60	0.35	(0.19)	0.16	(0.36)	—	(0.36)	8.40	1.90	550,052	4.15	0.41	0.41	251
07/01/22	06/30/23	9.14	0.25	(0.54)	(0.29)	(0.25)	—	(0.25)	8.60	(3.22)	723,393	2.81	0.43	0.43	277
07/01/21	06/30/22	10.42	0.14	(1.13)	(0.99)	(0.15)	(0.14)	(0.29)	9.14	(9.71)	301,917	1.43	0.44	0.44	113
Investor Shares*
07/01/25	06/30/26	8.50	0.36	(0.07)	0.29	(0.36)	—	(0.36)	8.43	3.50	6,384	4.21	0.47	0.47	123
07/01/24	06/30/25	8.40	0.37	0.11	0.48	(0.38)	—	(0.38)	8.50	5.75	6,337	4.40	0.46	0.46	104
07/01/23	06/30/24	8.61	0.35	(0.21)	0.14	(0.35)	—	(0.35)	8.40	1.73	8,195	4.10	0.46	0.46	251
07/01/22	06/30/23	9.14	0.24	(0.53)	(0.29)	(0.24)	—	(0.24)	8.61	(3.16)	12,829	2.76	0.48	0.48	277
07/01/21	06/30/22	10.42	0.13	(1.13)	(1.00)	(0.14)	(0.14)	(0.28)	9.14	(9.76)	12,667	1.38	0.49	0.49	113
BROWN ADVISORY MARYLAND BOND FUND:
Investor Shares*
07/01/25	06/30/26	9.67	0.34	0.30	0.64	(0.36)	—	(0.36)	9.95	6.67	185,125	3.48	0.48	0.48	22
07/01/24	06/30/25	9.84	0.31	(0.14)	0.17	(0.34)	—	(0.34)	9.67	1.70	164,284	3.19	0.48	0.48	46
07/01/23	06/30/24	9.79	0.28	0.08	0.36	(0.31)	—	(0.31)	9.84	3.76	168,662	2.90	0.49	0.49	22
07/01/22	06/30/23	9.80	0.24	0.02	0.26	(0.27)	—	(0.27)	9.79	2.73	163,961	2.41	0.49	0.49	51
07/01/21	06/30/22	10.88	0.19	(1.04)	(0.85)	(0.23)	—	(0.23)	9.80	(7.90)	169,565	1.79	0.47	0.47	22
BROWN ADVISORY TAX-EXEMPT BOND FUND:
Institutional Shares*
07/01/25	06/30/26	9.18	0.36	0.27	0.63	(0.36)	—	(0.36)	9.45	6.96	1,267,543	3.79	0.42	0.42	29
07/01/24	06/30/25	9.32	0.36	(0.13)	0.23	(0.37)	—	(0.37)	9.18	2.44	1,008,523	3.87	0.41	0.41	40
07/01/23	06/30/24	9.29	0.37	0.04	0.41	(0.38)	—	(0.38)	9.32	4.49	909,986	4.02	0.40	0.40	57
07/01/22	06/30/23	9.29	0.29	0.04	0.33	(0.33)	—	(0.33)	9.29	3.59	787,874	3.14	0.44	0.44	79
07/01/21	06/30/22	10.50	0.18	(1.08)	(0.90)	(0.26)	(0.05)	(0.31)	9.29	(8.75)	805,608	1.73	0.41	0.41	50
Investor Shares*
07/01/25	06/30/26	9.18	0.35	0.29	0.64	(0.36)	—	(0.36)	9.46	7.02	28,433	3.74	0.47	0.47	29
07/01/24	06/30/25	9.33	0.35	(0.14)	0.21	(0.36)	—	(0.36)	9.18	2.28	11,418	3.82	0.46	0.46	40
07/01/23	06/30/24	9.29	0.37	0.04	0.41	(0.37)	—	(0.37)	9.33	4.55	9,838	3.97	0.45	0.45	57
07/01/22	06/30/23	9.29	0.29	0.03	0.32	(0.32)	—	(0.32)	9.29	3.54	8,167	3.09	0.49	0.49	79
07/01/21	06/30/22	10.50	0.17	(1.07)	(0.90)	(0.26)	(0.05)	(0.31)	9.29	(8.80)	10,484	1.68	0.46	0.46	50

Financial Highlights

			From Investment Operations(a)			Distributions to Shareholders From						Ratios to Average Net Assets(b)

For a Share				Net					Net		Net
Outstanding		Net Asset	Net	Realized &					Asset		Assets at	Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of	Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period	Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY TAX-EXEMPT SUSTAINABLE BOND FUND:

Investor Shares*
07/01/25	06/30/26	$8.91	$0.32	$0.22	$0.54	$(0.32)	$—	$(0.32)	$9.13	6.14%	$341,059	3.52%	0.47%	0.47%	43%
07/01/24	06/30/25	9.04	0.32	(0.13)	0.19	(0.32)	—	(0.32)	8.91	2.15	291,746	3.59	0.47	0.47	37
07/01/23	06/30/24	9.06	0.32	(0.02)	0.30	(0.32)	—	(0.32)	9.04	3.42	281,014	3.58	0.48	0.48	50
07/01/22	06/30/23	9.09	0.24	(0.03)	0.21	(0.24)	—	(0.24)	9.06	2.39	288,993	2.63	0.50	0.50	111
07/01/21	06/30/22	10.19	0.15	(1.01)	(0.86)	(0.14)	(0.10)	(0.24)	9.09	(8.60)	325,606	1.49	0.49	0.49	61

BROWN ADVISORY MORTGAGE SECURITIES FUND:

Institutional Shares*
07/01/25	06/30/26	9.04	0.40	0.03	0.43	(0.42)	—	(0.42)	9.05	4.78	266,638	4.39	0.46	0.46	257
07/01/24	06/30/25	8.89	0.39	0.16	0.55	(0.40)	—	(0.40)	9.04	6.29	288,985	4.32	0.45	0.45	221
07/01/23	06/30/24	9.10	0.37	(0.21)	0.16	(0.37)	—	(0.37)	8.89	1.90	285,175	4.11	0.45	0.45	335
07/01/22	06/30/23	9.59	0.28	(0.48)	(0.20)	(0.29)	—	(0.29)	9.10	(2.06)	302,293	2.98	0.45	0.45	229
07/01/21	06/30/22	10.56	0.10	(0.92)	(0.82)	(0.15)	—	(0.15)	9.59	(7.86)	310,388	0.94	0.44	0.44	204

Investor Shares*
07/01/25	06/30/26	9.05	0.40	0.03	0.43	(0.41)	—	(0.41)	9.07	4.83	713	4.34	0.51	0.51	257
07/01/24	06/30/25	8.91	0.39	0.15	0.54	(0.40)	—	(0.40)	9.05	6.10	692	4.27	0.50	0.50	221
07/01/23	06/30/24	9.12	0.36	(0.20)	0.16	(0.37)	—	(0.37)	8.91	1.84	771	4.06	0.50	0.50	335
07/01/22	06/30/23	9.61	0.27	(0.47)	(0.20)	(0.29)	—	(0.29)	9.12	(2.11)	1,390	2.93	0.50	0.50	229
07/01/21	06/30/22	10.57	0.09	(0.91)	(0.82)	(0.14)	—	(0.14)	9.61	(7.81)	2,211	0.89	0.49	0.49	204

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND:

Institutional Shares*
07/01/25	06/30/26	18.03	0.28	0.89	1.17	(0.27)	(1.12)	(1.39)	17.81	6.44	614,323	1.52	1.03	1.03	63
07/01/24	06/30/25	13.54	0.35	4.84	5.19	(0.28)	(0.42)	(0.70)	18.03	40.15	575,188	2.34	1.04	1.04	47
07/01/23	06/30/24	11.82	0.26	1.62	1.88	(0.16)	—	(0.16)	13.54	16.05	311,205	2.09	1.05	1.05	41
07/01/22	06/30/23	10.34	0.19	1.58	1.77	(0.21)	(0.08)	(0.29)	11.82	17.50	227,407	1.74	1.08	1.08	73
07/01/21	06/30/22	13.08	0.15	(1.68)	(1.53)	(0.11)	(1.10)	(1.21)	10.34	(12.75)	232,340	1.22	1.04	1.04	43

Investor Shares*
07/01/25	06/30/26	17.98	0.25	0.88	1.13	(0.24)	(1.12)	(1.36)	17.75	6.25	52,118	1.37	1.18	1.18	63
07/01/24	06/30/25	13.49	0.34	4.83	5.17	(0.26)	(0.42)	(0.68)	17.98	40.04	89,761	2.19	1.19	1.19	47
07/01/23	06/30/24	11.77	0.24	1.62	1.86	(0.14)	—	(0.14)	13.49	15.91	12,912	1.94	1.20	1.20	41
07/01/22	06/30/23	10.30	0.17	1.58	1.75	(0.20)	(0.08)	(0.28)	11.77	17.30	14,922	1.59	1.23	1.23	73
07/01/21	06/30/22	13.03	0.13	(1.67)	(1.54)	(0.09)	(1.10)	(1.19)	10.30	(12.89)	19,007	1.07	1.19	1.19	43

Financial Highlights

			From Investment Operations(a)			Distributions to Shareholders From						Ratios to Average Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at	Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of	Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period	Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s)	(Loss)	Expenses	(d)	Rate(c)
Advisor Shares*
07/01/25	06/30/26	$17.70	$0.20	$0.87	$1.07	$(0.21)	$(1.12)	$(1.33)	$17.44	5.99%	$9,359	1.12%	1.43%	1.43%	63%
07/01/24	06/30/25	13.28	0.30	4.75	5.05	(0.21)	(0.42)	(0.63)	17.70	39.65	19,113	1.94	1.44	1.44	47
07/01/23	06/30/24	11.60	0.21	1.59	1.80	(0.12)	—	(0.12)	13.28	15.58	2,968	1.69	1.45	1.45	41
07/01/22	06/30/23	10.17	0.14	1.56	1.70	(0.19)	(0.08)	(0.27)	11.60	17.05	2,689	1.34	1.48	1.48	73
07/01/21	06/30/22	12.88	0.10	(1.65)	(1.55)	(0.06)	(1.10)	(1.16)	10.17	(13.09)	2,387	0.82	1.44	1.44	43
BROWN ADVISORY EMERGING MARKETS SELECT FUND:
Institutional Shares*
07/01/25	06/30/26	12.79	0.19	4.94	5.13	(0.25)	—	(0.25)	17.67	40.55	1,028,831	1.23	1.10	1.10	63
07/01/24	06/30/25	11.67	0.23	1.12	1.35	(0.23)	—	(0.23)	12.79	11.76	659,820	1.91	1.10	1.10	59
07/01/23	06/30/24	10.63	0.20	1.03	1.23	(0.19)	—	(0.19)	11.67	11.74	622,254	1.81	1.09	1.09	70
07/01/22	06/30/23	10.13	0.16	0.47	0.63	(0.13)	—	(0.13)	10.63	6.27	537,466	1.55	1.11	1.11	69
07/01/21	06/30/22	12.57	0.14	(2.50)	(2.36)	(0.08)	—	(0.08)	10.13	(18.87)	504,216	1.25	1.10	1.10	70
Investor Shares*
07/01/25	06/30/26	12.77	0.16	4.95	5.11	0.24	—	(0.24)	17.64	40.35	6,588	1.08	1.25	1.25	63
07/01/24	06/30/25	11.66	0.21	1.12	1.33	(0.22)	—	(0.22)	12.77	11.57	4,837	1.76	1.25	1.25	59
07/01/23	06/30/24	10.62	0.18	1.03	1.21	(0.17)	—	(0.17)	11.66	11.60	3,220	1.66	1.24	1.24	70
07/01/22	06/30/23	10.13	0.14	0.46	0.60	(0.11)	—	(0.11)	10.62	6.01	2,025	1.40	1.26	1.26	69
07/01/21	06/30/22	12.56	0.13	(2.50)	(2.37)	(0.06)	—	(0.06)	10.13	(18.93)	4,368	1.10	1.25	1.25	70
Advisor Shares*
07/01/25	06/30/26	12.80	0.13	4.94	5.07	(0.20)	—	(0.20)	17.67	39.91	352	0.83	1.50	1.50	63
07/01/24	06/30/25	11.69	0.18	1.12	1.30	(0.19)	—	(0.19)	12.80	11.32	255	1.51	1.50	1.50	59
07/01/23	06/30/24	10.65	0.15	1.04	1.19	(0.15)	—	(0.15)	11.69	11.32	225	1.41	1.49	1.49	70
07/01/22	06/30/23	10.16	0.12	0.46	0.58	(0.09)	—	(0.09)	10.65	5.76	220	1.15	1.51	1.51	69
07/01/21	06/30/22	12.60	0.10	(2.50)	(2.40)	(0.04)	—	(0.04)	10.16	(19.11)	27	0.85	1.50	1.50	70
BROWN ADVISORY – BEUTEL GOODMAN LARGE-CAP VALUE FUND:
Institutional Shares*
07/01/25	06/30/26	14.57	0.27	2.16	2.43	(0.36)	(0.58)	(0.94)	16.06	17.31	864,390	1.79	0.55	0.55	37
07/01/24	06/30/25	15.43	0.28	0.07	0.35	(0.22)	(0.99)	(1.21)	14.57	1.94	1,650,416	1.84	0.54	0.54	27
07/01/23	06/30/24	13.68	0.26	1.74	2.00	(0.25)	—	(0.25)	15.43	14.80	1,890,909	1.85	0.54	0.54	24
07/01/22	06/30/23	12.04	0.25	1.86	2.11	(0.22)	(0.25)	(0.47)	13.68	17.67	1,664,063	1.89	0.55	0.55	17
07/01/21	06/30/22	14.41	0.23	(1.42)	(1.19)	(0.20)	(0.98)	(1.18)	12.04	(8.68)	1,237,283	1.71	0.55	0.55	33

			From Investment Operations(a)			Distributions to Shareholders From						Ratios to Average Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at	Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of	Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period	Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s)	(Loss)	Expenses	(d)	Rate(c)
Investor Shares*
07/01/25	06/30/26	$14.51	$0.24	$2.16	$2.40	$(0.34)	$(0.58)	$(0.92)	$15.99	17.12%	$13,901	1.64%	0.70%	0.70%	37%
07/01/24	06/30/25	15.38	0.26	0.06	0.32	(0.20)	(0.99)	(1.19)	14.51	1.74	18,010	1.69	0.69	0.69	27
07/01/23	06/30/24	13.64	0.25	1.74	1.99	(0.25)	—	(0.25)	15.38	14.73	16,639	1.70	0.69	0.69	24
07/01/22	06/30/23	12.02	0.23	1.85	2.08	(0.21)	(0.25)	(0.46)	13.64	17.46	2,535	1.74	0.70	0.70	17
07/01/21^	06/30/22	14.41	0.21	(1.42)	(1.21)	(0.20)	(0.98)	(1.18)	12.02	(8.87)	208	1.56	0.70	0.70	33
BROWN ADVISORY – WMC JAPAN EQUITY FUND:
Institutional Shares*
07/01/25	06/30/26	10.89	0.21	2.56	2.77	(0.22)	(0.24)	(0.46)	13.20	25.98	738,737	1.73	0.93	0.93	83
9/30/2024^	06/30/25	10.00	0.12	0.77	0.89	—	—	—	10.89	8.90	306,181	1.67	1.00	1.01	73
Investor Shares*
07/01/25	06/30/26	10.88	0.19	2.55	2.74	(0.20)	(0.24)	(0.44)	13.18	25.75	165	1.58	1.08	1.08	83
9/30/2024^	06/30/25	10.00	0.11	0.77	0.88	—	—	—	10.88	8.80	127	1.52	1.15	1.16	73

*	Redemption fees of less than $0.005/share are not presented and are included in net realized & unrealized gains (losses) from investment operations.
^	Information presented is for the entire history of the share class.
(a)	Calculated based on average shares outstanding during the fiscal period.
(b)	Annualized for periods less than one year. Ratios include only income and expenses of the funds themselves, as presented in the Statements of Operations, and do not include any additional or pro rata amounts of income or expenses from the ownership of any other investment companies (as applicable).
(c)	Not annualized for periods less than one year. Portfolio turnover rates are calculated at the fund level (not by individual share class).
(d)	Reflects the expense ratio excluding any expense waivers or expense recoupments.

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We have adopted procedures that are designed to limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain administrative physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and (iii) comply with legal and regulatory requirements.

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. In addition, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. It is our policy that our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

The Funds or their service providers and partners may collect information from shareholders via websites they maintain in accordance with applicable law. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

As a matter of policy, we do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.
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FOR MORE INFORMATION

Annual/Semi-Annual Reports and Form N-CSRs
The annual and semi-annual reports provide additional information about each Fund’s investments. The Funds’ Form N-CSR provides the most recent financial reports and portfolio listings. The annual report contains a concise summary of the relevant market conditions and investment strategies that materially affected each Fund’s performance during the last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information about each Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund
You can get free copies of the Prospectus, SAI and annual/semi-annual reports or other information by visiting the Funds’ website at www.brownadvisory.com/mf or by contacting the Funds at:

Brown Advisory Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252
800-540-6807 (toll free) or 414-203-9064

Securities and Exchange Commission Information
You may also view and copy information about the Trust and the Funds, including the SAI, Form N-CSR and annual and semi-annual reports to Shareholders, by visiting the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov.

Distributor
ALPS Distributors, Inc.
1290 Broadway Street, Suite 1100
Denver, CO 80203

BROWN ADVISORY GROWTH EQUITY FUND Institutional Shares (BAFGX) Investor Shares (BIAGX) Advisor Shares (BAGAX)	BROWN ADVISORY INTERMEDIATE INCOME FUND Institutional Shares (Not Available for Sale) Investor Shares (BIAIX) Advisor Shares (BAIAX)
BROWN ADVISORY FLEXIBLE EQUITY FUND Institutional Shares (BAFFX) Investor Shares (BIAFX) Advisor Shares (BAFAX)	BROWN ADVISORY SUSTAINABLE BOND FUND Institutional Shares (BAISX) Investor Shares (BASBX) Advisor Shares (Not Available for Sale)
BROWN ADVISORY SUSTAINABLE GROWTH FUND Institutional Shares (BAFWX) Investor Shares (BIAWX) Advisor Shares (BAWAX)	BROWN ADVISORY MARYLAND BOND FUND Institutional Shares (Not Available for Sale) Investor Shares (BIAMX) Advisor Shares (Not Available for Sale)
BROWN ADVISORY SMALL-CAP GROWTH FUND Institutional Shares (BAFSX) Investor Shares (BIASX) Advisor Shares (BASAX)	BROWN ADVISORY TAX-EXEMPT BOND FUND Institutional Shares (BTEIX) Investor Shares (BIAEX) Advisor Shares (Not Available for Sale)
BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND Institutional Shares (BAUUX) Investor Shares (BIAUX) Advisor Shares (BAUAX)	BROWN ADVISORY TAX-EXEMPT SUSTAINABLE BOND FUND Institutional Shares (Not Available for Sale) Investor Shares (BITEX) Advisor Shares (Not Available for Sale)
BROWN ADVISORY SUSTAINABLE SMALL-CAP CORE FUND Institutional Shares (BAFYX) Investor Shares (BIAYX) Advisor Shares (Not Available for Sale)	BROWN ADVISORY MORTGAGE SECURITIES FUND Institutional Shares (BAFZX) Investor Shares (BIAZX) Advisor Shares (Not Available for Sale)
BROWN ADVISORY SUSTAINABLE VALUE FUND Institutional Shares (BASVX) Investor Shares (BISVX) Advisor Shares (Not Available for Sale)	BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND Institutional Shares (BAFHX) Investor Shares (BIAHX) Advisor Shares (BAHAX)
BROWN ADVISORY GLOBAL LEADERS FUND Institutional Shares (BAFLX) Investor Shares (BIALX) Advisor Shares (Not Available for Sale)	BROWN ADVISORY EMERGING MARKETS SELECT FUND Institutional Shares (BAFQX) Investor Shares (BIAQX) Advisor Shares (BAQAX)
BROWN ADVISORY SUSTAINABLE INTERNATIONAL LEADERS FUND Institutional Shares (BAILX) Investor Shares (BISLX) Advisor Shares (Not Available for Sale)	BROWN ADVISORY – BEUTEL GOODMAN LARGE-CAP VALUE FUND Institutional Shares (BVALX) Investor Shares (BIAVX) Advisor Shares (Not Available for Sale)
BROWN ADVISORY – WMC JAPAN EQUITY FUND Institutional Shares (BAFJX) Investor Shares (BIJEX) Advisor Shares (Not Available for Sale)

Investment Company Act File No. 811‑22708

STATEMENT OF ADDITIONAL INFORMATION

BROWN ADVISORY FUNDS
October 31, 2026

Investment Adviser: Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Account Information and Shareholder Services: Brown Advisory Funds c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252 (800) 540-6807 (toll free) or (414) 203-9064
BROWN ADVISORY GROWTH EQUITY FUND Institutional Shares (BAFGX) Investor Shares (BIAGX) Advisor Shares (BAGAX)	BROWN ADVISORY INTERMEDIATE INCOME FUND Institutional Shares (Not Available for Sale) Investor Shares (BIAIX) Advisor Shares (BAIAX)
BROWN ADVISORY FLEXIBLE EQUITY FUND Institutional Shares (BAFFX) Investor Shares (BIAFX) Advisor Shares (BAFAX)	BROWN ADVISORY SUSTAINABLE BOND FUND Institutional Shares (BAISX) Investor Shares (BASBX) Advisor Shares (Not Available for Sale)
BROWN ADVISORY SUSTAINABLE GROWTH FUND Institutional Shares (BAFWX) Investor Shares (BIAWX) Advisor Shares (BAWAX)	BROWN ADVISORY MARYLAND BOND FUND Institutional Shares (Not Available for Sale) Investor Shares (BIAMX) Advisor Shares (Not Available for Sale)
BROWN ADVISORY SMALL-CAP GROWTH FUND Institutional Shares (BAFSX) Investor Shares (BIASX) Advisor Shares (BASAX)	BROWN ADVISORY TAX-EXEMPT BOND FUND Institutional Shares (BTEIX) Investor Shares (BIAEX) Advisor Shares (Not Available for Sale)
BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND Institutional Shares (BAUUX) Investor Shares (BIAUX) Advisor Shares (BAUAX)	BROWN ADVISORY TAX-EXEMPT SUSTAINABLE BOND FUND Institutional Shares (Not Available for Sale) Investor Shares (BITEX) Advisor Shares (Not Available for Sale)
BROWN ADVISORY SUSTAINABLE SMALL-CAP CORE FUND Institutional Shares (BAFYX) Investor Shares (BIAYX) Advisor Shares (Not Available for Sale)	BROWN ADVISORY MORTGAGE SECURITIES FUND Institutional Shares (BAFZX) Investor Shares (BIAZX) Advisor Shares (Not Available for Sale)
BROWN ADVISORY SUSTAINABLE VALUE FUND Institutional Shares (BASVX) Investor Shares (BISVX) Advisor Shares (Not Available for Sale)	BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND Institutional Shares (BAFHX) Investor Shares (BIAHX) Advisor Shares (BAHAX)
BROWN ADVISORY GLOBAL LEADERS FUND Institutional Shares (BAFLX) Investor Shares (BIALX) Advisor Shares (Not Available for Sale)	BROWN ADVISORY EMERGING MARKETS SELECT FUND Institutional Shares (BAFQX) Investor Shares (BIAQX) Advisor Shares (BAQAX)
BROWN ADVISORY SUSTAINABLE INTERNATIONAL LEADERS FUND Institutional Shares (BAILX) Investor Shares (BISLX) Advisor Shares (Not Available for Sale)	BROWN ADVISORY – BEUTEL GOODMAN LARGE-CAP VALUE FUND Institutional Shares (BVALX) Investor Shares (BIAVX) Advisor Shares (Not Available for Sale)
BROWN ADVISORY – WMC JAPAN EQUITY FUND Institutional Shares (BAFJX) Investor Shares (BIJEX) Advisor Shares (Not Available for Sale)

This Statement of Additional Information (the “SAI”) provides additional information to the Prospectus dated October 31, 2026, as may be amended from time to time. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting U.S. Bank Global Fund Services at the address or telephone number listed above or by visiting the Funds’ website at www.brownadvisory.com/mf.

Investors in the Funds will be informed of the Funds’ progress through periodic reports. Financial statements certified by an independent registered public accounting firm will be filed with the SEC at least annually. Financial Statements for the Funds for the fiscal year ended June 30, 2026, included in the Form N-CSR filed with the SEC, are incorporated into this SAI by reference. Copies of the Form N-CSR may be obtained, without charge, upon request by contacting U.S. Bank Global Fund Services at the address or telephone number listed above.

GLOSSARY

As used in this SAI, the following terms have the meanings listed:
“Accountant” means U.S. Bank Global Fund Services.
“Administrator” means U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services.
“Adviser” means Brown Advisory LLC, the Funds’ investment adviser.
“Board” means the Board of Trustees of the Trust.
“CFTC” means Commodity Futures Trading Commission.
“Code” means the Internal Revenue Code of 1986, as amended the rules thereunder, IRS interpretations and any private letter rulings or similar authority upon which the Funds may rely.
“Custodian” means U.S. Bank National Association.
“Distributor” means ALPS Distributors, Inc.
“Fund” means each of Brown Advisory Growth Equity Fund, Brown Advisory Flexible Equity Fund, Brown Advisory Sustainable Growth Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Sustainable Small-Cap Core Fund, Brown Advisory Sustainable Value Fund, Brown Advisory Global Leaders Fund, Brown Advisory Sustainable International Leaders Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund, Brown Advisory Mortgage Securities Fund, Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory Emerging Markets Select Fund, Brown Advisory – Beutel Goodman Large-Cap Value Fund, and Brown Advisory – WMC Japan Equity Fund.
“Fund Services” means U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services.
“Independent Trustee” means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.
“IRS” means U.S. Internal Revenue Service.
“Moody’s” means Moody’s Investors Service.
“NAV” means net asset value per share.
“NRSRO” means a nationally recognized statistical rating organization.
“SAI” means Statement of Additional Information.
“SEC” means the U.S. Securities and Exchange Commission.
“S&P” means S&P Global Ratings.
“Sub-Adviser” means Brown Advisory Limited, Wellington Management Company LLP, Pzena Investment Management, LLC, and Beutel, Goodman & Company Ltd.
“Transfer Agent” means U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services.
“Trust” means Brown Advisory Funds.
“U.S.” means United States.
“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
“1933 Act” means the Securities Act of 1933, as amended, and including rules and regulations as promulgated thereunder.
“1934 Act” means the Securities Exchange Act of 1934, as amended, and including rules and regulations as promulgated thereunder.
“1940 Act” means the Investment Company Act of 1940, as amended, and including rules and regulations, SEC interpretations and any exemptive order applicable to the Funds or interpretive relief promulgated thereunder.

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THE TRUST

The Trust is a Delaware statutory trust organized on May 1, 2012, and is registered with the SEC as an open-end management investment company. The Trust’s Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series and classes, with each series representing a separate portfolio of investments with its own investment objectives, policies and restrictions. The Board may, from time to time, issue additional series, the assets and liabilities of which will be separate and distinct from any other series. The Trust currently offers 19 separate investment series, or mutual funds (the “Funds”): Brown Advisory Growth Equity Fund, Brown Advisory Flexible Equity Fund, Brown Advisory Sustainable Growth Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Sustainable Small-Cap Core Fund, Brown Advisory Sustainable Value Fund, Brown Advisory Global Leaders Fund, Brown Advisory Sustainable International Leaders Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund, Brown Advisory Mortgage Securities Fund, Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory Emerging Markets Select Fund, Brown Advisory – Beutel Goodman Large-Cap Value Fund, and Brown Advisory - WMC Japan Equity Fund.

As a Delaware statutory trust, the Trust is subject to Delaware law, including the Delaware Statutory Trust Act. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the Trust shall be personally liable for the obligations of the Trust or of any series or class thereof except by reason of his or her own acts or conduct.

Fund History

The Trust’s initial two funds, the Brown Advisory Sustainable Growth Fund and the Brown Advisory Tax-Exempt Bond Fund (the “Initial Funds”), became effective on June 29, 2012. Each of the other Funds in the Trust (other than the Initial Funds, the Brown Advisory Global Leaders Fund, the Brown Advisory Sustainable Bond Fund, the Brown Advisory Mortgage Securities Fund, the Brown Advisory – WMC Strategic European Equity Fund, the Brown Advisory Emerging Markets Select Fund, the Brown Advisory – Beutel Goodman Large-Cap Value Fund, the Brown Advisory Sustainable Small-Cap Core Fund, the Brown Advisory Sustainable International Leaders Fund, the Brown Advisory Sustainable Value Fund, the Brown Advisory Tax-Exempt Sustainable Bond Fund, and the Brown Advisory - WMC Japan Equity Fund) became effective on October 19, 2012 and are the successors in interest to certain funds having the same names and investment objectives that were included as series of another investment company, Professionally Managed Portfolios (the “PMP Trust”) and that were also advised by the Funds’ investment adviser, Brown Advisory LLC (the “Predecessor Funds”). On September 26, 2012, the shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into their corresponding series of the Trust (the “Successor Funds”) and effective as of the close of business on October 19, 2012, the assets and liabilities of each of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Successor Funds.

In addition, also on September 26, 2012, the shareholders of the Winslow Green Growth Fund, also a separate investment series of the PMP Trust, approved the transfer of the assets and liabilities of the Winslow Green Growth Fund into the Brown Advisory Sustainable Growth Fund. The effective date of the reorganization of the Winslow Green Growth Fund into the Brown Advisory Sustainable Growth Fund was the close of business on October 19, 2012.

On May 24, 2023, the Brown Advisory Total Return Fund was reorganized with and into the Brown Advisory Sustainable Bond Fund. The Brown Advisory Total Return Fund maintained a different investment objective but the same fundamental policies to that of the Brown Advisory Sustainable Bond Fund.

Prior to February 22, 2019, the Brown Advisory Emerging Markets Select Fund was named the Brown Advisory – Somerset Emerging Markets Fund.

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Prior to August 15, 2013, the Brown Advisory Flexible Equity Fund was named the Brown Advisory Flexible Value Fund, and prior to October 1, 2008, this Fund was named the Flag Investors – Equity Opportunity Fund.

Prior to July 1, 2013, the Brown Advisory Sustainable Growth Fund was named the Brown Advisory Winslow Sustainability Fund.

On December 30, 2005, the Nevis Fund, Inc. (the “Nevis Predecessor Fund”), a registered investment company, reorganized with and into the Brown Advisory Opportunity Fund. The Nevis Predecessor Fund maintained the same investment objective and similar investment policies to that of the Brown Advisory Opportunity Fund. The Board approved the transfer of the assets and liabilities of the Brown Advisory Opportunity Fund into the Brown Advisory Global Leaders Fund. The effective date of the reorganization of the Brown Advisory Opportunity Fund into the Brown Advisory Global Leaders Fund was the close of business on October 23, 2015.

Prior to April 30, 2004, the Brown Advisory Intermediate Income Fund was named the Brown Advisory Intermediate Bond Fund. Prior to November 18, 2002, the Fund was named the BrownIA Intermediate Bond Fund.

Prior to November 18, 2002, the Brown Advisory Small-Cap Growth Fund was named the BrownIA Small-Cap Growth Fund and the Brown Advisory Growth Equity Fund was named the BrownIA Growth Equity Fund.

On September 20, 2002, the Short-Intermediate Income Fund, Inc. reorganized with and into the Brown Advisory Intermediate Income Fund. The Short-Intermediate Income Fund maintained the same investment objective and similar investment policies to that of the Brown Advisory Intermediate Income Fund.

Each of the Funds (other than the Brown Advisory Maryland Bond Fund and Brown Advisory – Beutel Goodman Large-Cap Value Fund) are diversified series of the Trust. The Brown Advisory Maryland Bond Fund and Brown Advisory – Beutel Goodman Large-Cap Value Fund are non-diversified series of the Trust. Please see the Prospectus for a discussion of the principal investment policies and risks of investing in the Funds.

The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT POLICIES AND RISKS

Each Fund’s principal investment strategies and the risks associated with the same are described in the “Summary Section,” “Additional Information about the Funds’ Principal Investment Strategies” and “Principal Risks” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that a Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in a Fund’s Prospectus, should not be considered to be a principal strategy (or related risk) applicable to that Fund.

Not all securities or techniques discussed below are eligible investments for each of the Funds.

Market Risk

The value of a Fund’s investments may go up or down, sometimes rapidly and unpredictably, due to general market conditions that are not necessarily specific to any particular issuer, such as real or perceived adverse economic, business, political, regulatory or other conditions. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, public health emergencies, and the actual or threatened imposition of tariffs, trade restrictions, sanctions or other similar measures, may adversely affect the economies of the U.S. or other countries, individual issuers or particular industries, and may lead to increased market volatility and reduced liquidity in the markets in which a Fund invests. The duration and severity of the impact of any such event on markets cannot be reasonably estimated.

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The imposition of tariffs (or threats thereof), export controls, trade restrictions, currency restrictions and other protectionist or retaliatory trade measures, as well as foreign policy tensions among the U.S. and other nations, could lead to price volatility and declines in U.S. and global investment markets. Financial markets have become increasingly interconnected globally, and, as a result, the occurrence of events in one country or region can cause volatility or declines in the value of assets held by a Fund even where the Fund has no direct exposure to the countries or issuers involved. The U.S. and other governments’ fiscal, monetary and regulatory policies, including changes in levels of public debt and deficits, interest rates and inflation, may also contribute to market volatility and could adversely affect the value of a Fund’s investments.

Equity Securities

Common and Preferred Stock

General. Each Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Each Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Risks. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities

General. Each Fund may invest in convertible securities. Each Fund may also invest in U.S. or foreign securities convertible into foreign common stock. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Risks. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common

4

stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Security Ratings Information. Each Fund’s investments in convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities that each Fund holds. Each Fund may purchase convertible securities of any rating – investment grade or non-investment grade. Each Fund may purchase unrated convertible securities and preferred stock if, at the time of purchase, the Adviser and/or Sub-Adviser believes that they are of comparable quality to rated securities that the Fund may purchase.

Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser and/or Sub-Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser and/or Sub-Advisers determine that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. Each Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser and/or Sub-Advisers will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. See Appendix A for additional information on credit ratings.

Warrants

General. Each Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Risks. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts

General. Each Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) American Depositary Shares (“ADSs”), or Non-Voting Depositary Receipts (“NVDRs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-

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denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs). NVDRs are listed securities through which investors receive the same financial benefits as those who invest directly in a company’s common stock; however, unlike common stockholders, NVDR holders cannot be involved in proxy voting if the company solicits votes from stockholders.

Each Fund invests in depositary receipts in order to obtain exposure to foreign securities markets. For purposes of a Fund’s investment policies, the Fund’s investment in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

Risks. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

Foreign Securities

Each Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability such as war, hyperinflation, currency devaluations and overdependence on particular industries; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of a Fund’s assets. Each Fund may invest in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); and (3) foreign corporations. Economic sanctions could among other things, effectively restrict or eliminate a Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

International trade tensions may arise from time to time which could result in trade tariffs, embargoes or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on Fund's performance. Events such as these are difficult to predict and may or may not occur in the future.

In addition, interest and dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the U.S. Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines

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between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Emerging Markets

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely affect the operations of the Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Fund. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments.

Japanese Securities Risks

Investment in securities of Japanese issuers involves risks that may be greater than if a Fund’s investments were more geographically diverse. Japan’s economy is heavily dependent on international trade. As such, economic growth may be heavily dependent on continued growth in international trade, government support of the financial services sector, among other sectors, and consistent government policy. Meanwhile, Japan’s aging and decreasing population increases the cost of Japan’s pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, developments that negatively affect Japan’s exports could present risks to a Fund’s investments in Japan. For example, tension in the region, including matters related to China, may adversely impact Japan’s economy. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility for Japan’s economy as well. Japan’s heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. Additionally, as China has increased its role with Japan as a trading partner, political tensions between the countries have been strained. Any increase or decrease in such tension may have consequences for investment in Japanese issuers. The Japanese economy faces a number of long-term problems, including substantial government debt, the aging and shrinking of the population, and low domestic consumption, and could also be impacted by Bank of Japan monetary policies, interest rate changes, tax increases and budget deficits. Japan has experienced natural disasters of varying degrees of severity, including earthquakes and volcanic activity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. The Japanese yen has also fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia.

European Securities Risks

European countries can be significantly affected by the actions of their own individual governments as well as the actions of other European institutions, such as the European Union (“EU”), the European Economic and Monetary Union (“EMU”) and the European Central Bank. The EU is an intergovernmental and supranational union consisting of 27 member states. One of the key responsibilities of the EU is to create and administer a unified trade policy. The member states created the EMU that established different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation. Member states relinquish their monetary control to the European Central Bank and use a single unified currency, the euro.

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Investments in Europe are also subject to currency risks. Further, because many countries are dependent on foreign exports, any fluctuations in the euro exchange rate could have a negative effect on an issuer’s profitability and performance.

The EU has been extending its influence to the east as it has accepted several new Eastern European countries as members. Some of the new members remain burdened by the inherited inefficiencies of centrally planned economies. Additionally, these countries are dependent on Western Europe for trade and credit. The current and future status of the EU continues to be the subject of political and regulatory controversy, with widely differing views both within and between member countries.

The European financial markets have experienced uncertainty over the past few years, largely because of concerns about rising government debt levels and increased budget deficits. Political and regulatory responses to address structural and policy issues have created even greater instability throughout the region. The high levels of public debt increases the likelihood that certain European issuers will either default or restructure their debt obligations, which would have a negative effect on asset values. The use of austerity measures in countries such as Spain, Italy, Greece, Portugal and Ireland during times in which the eurozone has high levels of unemployment has limited economic growth. European countries can be adversely affected by the tight fiscal and monetary controls that the EMU requires its members to comply with. Due to the severity and prolonged economic crisis in Europe, it is possible that one or more of the EU members could abandon the euro and revert to a national currency, or otherwise cease to be a member of the EU. Although it is impossible to predict the effects of one or more countries exiting the EU, the outcome would likely lead to economic instability that would impact not only the EU member countries but the global economy as well.

On February 24, 2022, Russia commenced a military attack on Ukraine, amplifying geopolitical tensions among Russia, Ukraine, Europe and other countries, including the U.S. Sanctions imposed on Russia, Russian companies and financial institutions, Russian individuals and others by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. As a result, the value of certain securities held by a Fund could be significantly impacted, which could lead to such securities being valued at zero. The conflict may expand, and military attacks could occur elsewhere in Europe. How long such conflict and related events, including sanctions and other punitive actions taken, will last and whether it will escalate further cannot be predicted.

Derivatives

Some of the instruments in which the Funds may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swaps and other similar instruments. For regulatory reasons, certain structured securities that may involve a future payment obligation for a Fund may also be classified as derivatives. Investing in derivatives can involve leverage risk, liquidity risk, counterparty risk, market risk and operational/legal risk. The market value of derivative instruments and securities may be more volatile than those of other instruments and each type of derivative instrument may have its own special risks. The use of derivatives is a highly specialized activity that involves strategies and risks that are different from those involving ordinary portfolio securities transactions, and generally depends on the manager’s ability to predict market movements. Moreover, even if the Adviser or a Sub-Adviser is correct in its forecast, there is still a risk that a derivative position may not perform as initially anticipated. Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. Amounts paid as premiums and cash or other assets held in margin accounts with respect to such instruments are not otherwise available to the Funds for investment purposes.

Some over-the-counter ("OTC") derivative instruments may expose a Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, a Fund potentially could lose all or a large portion of its investment in the derivative instrument. In addition, OTC derivative instruments may be illiquid.

Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance.  In addition, when used for hedging purposes, no assurance can be given that

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each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the Adviser.  While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.  Certain derivatives may create a risk of loss greater than the amount invested.

It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, and regulation of certain market participants’ use of the same, may limit or prevent a Fund from using such instruments as a part of its investment strategy. It is not possible to fully predict the effects of current or future legislation and regulation by multiple regulators in this area, but the effects could be substantial and adverse. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. Rule 18f-4 under the 1940 Act imposes limits on the amount of derivatives transactions a fund can enter into and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Under Rule 18f-4, a Fund’s derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, Funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as a Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if a Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a Fund to use derivatives, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Fund’s implementation of Rule 18f-4 is limited by its fundamental investment restrictions.

In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is a changing area of law and is subject to modification by government and judicial action.

Swaps

Certain Funds may engage in swap transactions, including OTC swaps. OTC swaps are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Whether a Fund’s use of swaps will be successful will depend on the Adviser’s or Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing

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the performance of the swap under all possible market conditions. Additionally, because OTC swaps are bilateral contracts, they may be subject to contractual restrictions on transferability and termination.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps” and “security-based swaps.” The CFTC has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Central clearing is designed to reduce counterparty credit risk compared to uncleared OTC swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. Uncleared swaps and uncleared security-based swaps are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared transactions, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps and uncleared security-based swaps than would otherwise be the case.

Credit Default Swaps

General

Certain Funds may utilize credit default swaps (“CDS”).  This may be in the form of swaps on individual companies or CDS indices.  These Funds may use CDS to gain long or short exposure to the underlying credit and/or index of credits.

A CDS contract is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. CDS contracts may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The Fund may enter into CDS contracts for investment purposes. As a credit protection seller in a CDS contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

Risks of Credit Default Swaps

The Brown Advisory Sustainable Bond Fund may also purchase CDS contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.  The purchase of CDS contracts involves costs, which will reduce the Fund’s return.

Options and Futures

General

Each Fund may (1) purchase or write options on securities in which it may invest or on market indices based in whole or in part on the securities in which it may invest; (2) invest in futures contracts on market indices based in whole or in part on securities in which it may invest; and (3) purchase or write put and call options on these futures contracts. The Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory

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Tax-Exempt Sustainable Bond Fund and the Brown Advisory Sustainable International Leaders Fund may invest in futures contracts on indices based in whole or in part on the securities in which it may invest including municipal bond futures and Treasury bond and note futures. A Fund will participate in such transactions to enhance the Fund’s performance or hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase.

Options purchased or written by a Fund must be traded on an exchange or over-the-counter. Options and futures contracts are considered to be derivatives. Use of these instruments, including the exchanges on which they are traded, is subject to regulation by the SEC and CFTC, as applicable. No assurance can be given that any hedging or income strategy will achieve its intended result.

Each Fund may invest more than 5% of their respective net assets in options and futures for purposes of achieving their investment objective, portfolio management, risk mitigation, hedging, equitizing cash or for purposes of enhancing total return.

To the extent that a Fund uses futures and/or options on futures and/or swaps, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”).

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Stock Indices. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional options on securities except that stock index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser and writer of the option will exchange an amount based on the differences between the exercise price and the closing price of the stock index.

Options on Foreign Currency (Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Sustainable Small-Cap Core Fund, Brown Advisory Global Leaders Fund, Brown Advisory Mortgage Securities Fund, Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Emerging Markets Select Fund, Brown Advisory Sustainable International Leaders Fund, and Brown Advisory – WMC Japan Equity Fund).
Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price

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of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts and Index Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or an underlying asset, as called for in the contract, at a specified date and at an agreed upon price.

An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

A municipal bond futures contract is based on the value of the Bond Buyer Index (“BBI”) which is comprised of 40 actively traded general obligation and revenue bonds. The rating of a BBI issue must be at least “A.” To be considered, the issue must have at least 19 years remaining to maturity, a first call date between 7 and 16 years, and at least one call at par prior to redemption. No physical delivery of the securities is made in connection with municipal bond futures. Rather these contracts are usually settled in cash if they are not closed out prior to their expiration date.

A Treasury bond futures contract is based on the value of an equivalent 20-year, 6% Treasury bond. Generally, any Treasury bond with a remaining maturity or term to call of 15 years as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to a Treasury bond futures contract. A Treasury note futures contract is based on the value of an equivalent 10-year, 6% Treasury note. Generally, any Treasury note with a remaining maturity or term to call of 6 1/2 years or 10 years, respectively, as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to Treasury note futures contract.

Since a number of different Treasury notes will qualify as a deliverable security upon the exercise of the option, the price that the buyer will actually pay for those securities will depend on which Treasury notes are actually delivered. Normally, the exercise price of the futures contract is adjusted by a conversion factor that takes into consideration the value of the deliverable security if it were yielding 6% as of the first day of the month in which the contract is scheduled to be exercised.

Risks of Options and Futures Transactions

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on the Adviser’s or Sub-Adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options or futures contracts and movements in the price of the securities (or indices) underlying the instrument; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund’s ability to limit exposures by closing its positions. The potential loss to a Fund from investing in certain types of futures transactions is unlimited.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by a Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices or related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund’s activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund’s yield.

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Short Sales

Each Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security.  A short sale involves the sale of a security that the Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale.  When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain.  Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Each Fund will fully-collateralize its short sales.

Typically, a Fund will only make short sales “against the box,” which occurs when the Fund enters into a short sale transaction with respect to a security it either owns or has the right to obtain at no additional cost.  However, with respect to each Fund the dollar amount of short sales at any one time (not including short sales against the box) may not exceed 25% of the net assets of the Fund, and it is expected that normally the dollar amount of such sales will not exceed 10% of the net assets of the Fund.

Participatory Notes

The Brown Advisory Global Leaders Fund, Brown Advisory – WMC Strategic European Equity Fund, and Brown Advisory Emerging Markets Select Fund may invest in participatory notes which are issued by banks or broker-dealers and that are designed to replicate the performance of certain corporate issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the corporate issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. The holder of a participatory note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as is would if it directly owned the underlying security or instrument. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to the Fund’s percentage limitation for investments in illiquid securities.

Illiquid and Restricted Securities

Illiquid Investments. A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Adviser will monitor the amount of illiquid investments in each Fund’s portfolio, under the supervision of the Board, to ensure compliance with the Fund’s investment restrictions. If securities that were liquid at the time of purchase subsequently become illiquid and result in the Fund holding illiquid investments in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid investments and will reduce its holdings of illiquid investments in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund.

Historically, illiquid investments have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities

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which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. As described below, in some cases, securities subject to legal or contractual restrictions on resales may not be deemed to be illiquid (see “Restricted Securities” below). Mutual funds do not typically hold a significant amount of these illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of illiquid investment promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.

The Funds have adopted a liquidity risk management program (the “LRM Program”) pursuant to which each Fund identifies illiquid investments. Under the LRM Program, the Adviser has been designated to administer the LRM Program and the Adviser has in turn delegated certain responsibilities to a Liquidity Risk Management Committee, which is comprised of certain operations, compliance, trading, and portfolio management representatives of the Adviser. The Adviser preliminarily identifies illiquid investments based on, among other things, the trading characteristics and market depth of a particular investment.

The Adviser classifies all portfolio holdings of a Fund at least monthly into one of four liquidity classifications pursuant to the procedure set forth in the LRM Program. The liquidity classifications, which are defined in Rule 22e-4 under the 1940 Act, are highly liquid, moderately liquid, less liquid, and illiquid investments. In determining these classifications, the Adviser will consider the relevant market, trading, and investment-specific considerations for a particular investment. Moreover, in making such classification determinations, the Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class would be reasonably expected to significantly affect a Fund’s liquidity. In addition, the Adviser may also consider the following factors in its liquidity determinations: (i) the existence of an active market; (ii) whether the investment is exchange-traded; (iii) frequency of trades or quotes and average daily trading volume; (iv) volatility of trading prices; (v) bid-ask spreads; (vi) whether the asset has a relatively standardized and simple structure; (vii) the maturity and date of issue (as applicable); and (viii) any restrictions on transfer.

Restricted Securities. The Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Investments” section, provided that a determination is made that such securities have a readily available trading market. The Funds may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(a)(2) of the Securities Act (“4(a)(2) Paper”). The Adviser and/or Sub-Advisers, as appropriate, will determine the liquidity of Rule 144A securities and 4(a)(2) Paper under the supervision of the Adviser and the Board. The liquidity of Rule 144A securities and 4(a)(2) Paper will be monitored by the Adviser and/or Sub-Advisers, as appropriate, and if as a result of changed conditions it is determined that a Rule 144A security or 4(a)(2) Paper is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what action, if any, is appropriate. A Fund may determine that it is appropriate to continue to hold such instrument for a period of time to avoid a distressed sale which would be harmful to shareholders.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Valuation Committee and the Adviser, pursuant to guidelines approved by the Board. The Adviser and/or the Sub-Advisers (under the supervision of the Adviser), determines and monitors the liquidity of the portfolio securities and reports periodically on their decisions to the Board. In making such determinations they take into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers

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willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

Private placement and other restricted securities may be considered illiquid securities as they typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Restricted securities that are “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities. The Adviser and/or Sub-Advisers will evaluate the liquidity characteristics of restricted securities on a case-by-case basis and will consider the factors described above in connection with its evaluation.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser and/or Sub-Advisers may determine that the securities are liquid.

Risks. Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of private placements, restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

Investment Company Securities

Open-End and Closed-End Investment Companies

General. Each Fund may invest in other open-end and closed-end investment companies consistent with the Fund’s investment objectives and strategies. Each Fund may also invest in money market funds, pending investment of cash balances. Each Fund will limit its investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act and the rules, regulations and exemptive orders thereunder. With certain exceptions, such provisions generally permit the Funds to invest up to 5% of their assets in another investment company, up to 10% of their assets in investment companies generally and hold up to 3% of the shares of another investment company, and may invest greater than 10% of their assets in other investment companies subject to applicable provisions of the 1940 Act and the rules adopted thereunder. The Funds’ investments in money market funds are not subject to certain of the percentage limitations set forth above. The Funds may invest in investment companies in excess of the statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments in other investment companies are subject to the applicable conditions of Rule 12d1-4, which, among other things, imposes certain limits on the investments and operations of the underlying investment company (including such underlying fund’s ability to invest in other investment companies and certain structured finance vehicles).

Risks. Each Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Equity Securities – Foreign Securities Risks” above.

Exchange-Traded Funds and Exchange-Traded Notes

General. Each Fund may invest in exchange-traded funds (“ETFs”). ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. Each Fund may also invest in exchange-traded notes (“ETNs”), which are structured debt securities. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Most ETFs and ETNs are designed to track a particular market segment or index. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs,

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advisory fees. When a Fund invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses. A Fund’s investments in ETFs are also subject to the limitations on investments in other investment companies discussed above.

Risks. The risks of owning an ETF or ETN generally reflect the risks of owning the underlying market segment or index it is designed to track. Lack of liquidity in an ETF, however, could result in it being more volatile than the underlying portfolio of securities. In addition, a Fund will incur expenses in connection with investing in ETFs and ETNs that may increase the cost of investing in the ETF or ETN versus the cost of directly owning the securities in the ETF or an ETN. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer.

Trust Securities and Unit Investment Trusts

General. The Funds may invest in trusts and unit investment trusts (“UITs”), including HOLDRS. HOLDRS are trust-issued receipts that represent beneficial ownership in the specific group of stocks held by the issuing trust. UITs are registered investment companies that are similarly unmanaged, or passively managed, and as such generally hold a static portfolio of securities, or track an index. The liabilities of trusts (including HOLDRS trusts) and UITs incur some expenses in connection with their operations; thus, when the Fund invests in a trust, HOLDR or UIT, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the trust’s, HOLDRS’ or UIT’s expenses. Like ETFs, HOLDRS are exchange-listed and, therefore, may be purchased and sold on the secondary market. Each Fund will limit its investment in the securities of trusts and unit investment trusts to the extent permitted by the 1940 Act.

Risks. The risks of owning a trust security (including a HOLDR) or a UIT security generally reflect the risks of owning the securities in the trust or UIT’s portfolio. Due to the unmanaged or passively managed nature of such vehicles, the relative weights of their portfolio securities may change over time, resulting in a change in the nature of the investment. In addition, due to the additional expenses associated with trusts (including HOLDRS trusts) and UITs, it may be more costly to own their securities than it would be directly to own their portfolio securities. In addition, there could be a lack of liquidity in the secondary market for HOLDRS, which could cause the market for HOLDRS to be more volatile than the market for the underlying portfolio securities.

Other Pooled Investment Vehicles

General. Each Fund may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances. Each Fund will limit its investment in the securities of pooled investment vehicles, including limited partnerships, to the extent permitted by the 1940 Act.

Risks. To the extent that a Fund invests in Pooled Investment Vehicles, such investments generally will be deemed illiquid. (See “Illiquid and Restricted Securities” for the risks of investing in illiquid securities above). If such an investment is determined by the Adviser or Sub-Adviser to be illiquid, it is subject to each Fund’s policy of not investing more than 15% of its net assets in illiquid securities. In addition, a Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees a Fund pays to invest in a Pooled Investment Vehicle may be higher than the fees it would pay if the manager of the Pooled Investment Vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a Pooled Investment Vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

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Fixed Income Securities

Municipal Securities

General. The Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund, and Brown Advisory Mortgage Securities Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). The Brown Advisory Intermediate Income Fund, the Brown Advisory Maryland Bond Fund, the Brown Advisory Tax-Exempt Bond Fund and the Brown Advisory Tax-Exempt Sustainable Bond Fund may invest up to 5% of their total assets in municipal securities of issuers located in any one territory or possession of the United States. The Brown Advisory Tax-Exempt Bond Fund and the Brown Advisory Tax-Exempt Sustainable Bond Fund will not invest in municipal securities rated “B” or lower by an NRSRO (or if unrated, determined by the Adviser to be of comparable quality) at the time of purchase.

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. The Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Maryland Municipal Securities. The Brown Advisory Maryland Bond Fund invests at least 80% of the value of its net assets (plus borrowing for investments purposes) in Maryland bonds, including bonds issued on behalf of the state of Maryland, its local government and public financing authorities.

The Brown Advisory Maryland Bond Fund may invest up to 5% of its total assets in municipal securities of issuers located in any one territory or possession of the United States. The Fund will not invest in municipal securities rated ‘B’ or lower by an NRSRO at the time of purchase.

Tender Option Bond Securities. The Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, and Brown Advisory Tax-Exempt Sustainable Bond Fund may invest in tender option bond (“TOB”) securities. In a typical TOB transaction, a Fund or another party deposits fixed-rate municipal bonds or other securities into a special purposes entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues short-term floating rate interests (“Floaters”), which are generally sold to third party investors (often money market funds) and residual interests (“Residual Interests”), which are generally held by the Fund or party that contributed the securities to the TOB Trust. The interest rates payable on the Residual Interests bear an inverse relationship to the interest rate on the Floaters. The interest rate on the Floaters is reset by a remarketing process typically every 7 to 35 days. After income is paid on the Floaters at current, short-term rates, the residual income

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from the underlying bond held by the TOB Trust goes to the Residual Interests. If a Fund is the depositor of the municipal bonds or other securities to the TOB Trust, the Fund will receive the proceeds from the TOB Trust’s sale of the Floaters, less certain transaction costs. These proceeds may be used by the Fund to invest in other securities, which would have a leveraging effect on the Fund. Each Fund does not currently intend to invest in Residual Interests issued by a TOB Trust that was not formed for the Fund, although each Fund reserves the right to do so in the future. Each of the Brown Advisory Maryland Bond Fund, the Brown Advisory Tax-Exempt Bond Fund and the Brown Advisory Tax-Exempt Sustainable Bond Fund may invest up to 5% of its net assets in TOB Trust-related investments.

Residual Interests may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances, the holder of the Residual Interests bears substantially all of the underlying bond’s downside investment risk and also benefits from any appreciation in the value of the underlying bond. Investments in Residual Interests typically will involve greater risk than investments in the underlying municipal bond, including the risk of loss of principal. Because changes in the interest rate on the Floaters inversely affect the residual interest paid on the Residual Interests, the value of the Residual Interests is generally more volatile than that of a fixed-rate municipal bond. Floaters and Residual Interests are subject to interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received by the Residual Interests when short-term interest rates rise, and increase the interest received when short-term interest rates fall.

The Residual Interests held by a Fund provide the Fund with the right to: (1) cause the holders of the Floaters to tender their notes at par, and (2) cause the sale of the underlying bond held by the TOB Trust, thereby collapsing the TOB Trust. A Fund may invest in a TOB Trust on either a non-recourse and recourse basis. Each Fund does not currently intend to invest in a TOB Trust on a recourse basis, although each Fund reserves the right to do so in the future. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Floaters to tender their Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE, as such term is defined below). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered Floaters, or the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered Floaters.

When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the Liquidity Provider pursuant to which the Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Fund invests in a recourse TOB Trust, the Fund will bear the risk of loss with respect to any Liquidation Shortfall.

The TOB Trust may also be collapsed without the consent of a Fund, as the holder of the Residual Interest, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, or a judgment or ruling that interest on the underlying municipal bond is subject to federal income taxation. Upon the occurrence of a TOTE, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the Floaters up to par plus accrued interest owed on the Floaters and a portion of gain share, if any, with the balance paid out to the holder of the Residual Interests. In the case of a mandatory termination event, as defined in the TOB Trust agreements, after the payment of fees, the holders of the Floaters would be paid before the holders of the Residual Interests (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the holders of the Floaters and the holders of the Residual Interests would be paid pro rata in proportion to the respective face values of their certificates.

Under accounting rules, securities of a Fund that are deposited into a TOB Trust are treated as investments of the Fund, and are presented on the Fund’s Schedule of Investments and outstanding Floaters issued by a TOB Trust are presented as liabilities in the Fund’s Statement of Assets and Liabilities. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the Floaters and other expenses related to remarketing, administration and trustee services to a TOB Trust are reported as expenses of the Fund. In

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addition, under accounting rules, loans made to a TOB Trust sponsored by a Fund may be presented as loans of the Fund in the Fund’s financial statements even if there is no recourse with respect to the Fund’s assets.

Interests in Residual Interests in which a Fund will invest will pay interest or income that, in the opinion of counsel to the Funds, is exempt from regular U.S. Federal income tax. Neither the Funds, nor the Adviser, will conduct its own analysis of the tax status of the interest or income paid by the Residual Interests held by a Fund, but will rely on the opinion of counsel to the Funds. There can be no assurances that the IRS will agree with such counsel’s opinion and, accordingly, there is a risk that the IRS may find that the Fund is not the owner of the underlying municipal bond and that the Fund is therefore not entitled to treat such interest or income as exempt from U.S. Federal income tax. Moreover, the U.S. Federal income tax treatment of certain other aspects of TOB Trust-related investments is uncertain.

Green Bonds. The Funds may invest in issuers financing projects that are intended or expected to have a positive environmental impact. Certain sectors may be more likely to issue green bonds, and events or factors impacting these sectors may have a greater effect on a Fund than they would on a fund that does not invest in issuers with a common purpose. In addition, a Fund may invest in a blue bond, a subset of green bonds, which finance projects that are intended to protect marine and freshwater sources as well as support sustainable “blue economy” activities. The criteria for what qualifies a bond as green or blue may be determined differently by various parties and there may be disagreement whether and to what extent particular projects would be environmentally beneficial.

U.S. Government Securities

General. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States; by the right of the issuer to borrow from the U.S. Treasury; by the discretionary authority of the U.S. Treasury to lend to the issuer; or solely by the creditworthiness of the issuer. Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. On September 7, 2008, the Federal Housing Finance Agency (the “FHFA”) placed Fannie Mae and Freddie Mac into conservatorship, which, in effect, has caused Fannie Mae and Freddie Mac to become supported by the U.S. Government.  No assurance can be given as to whether the U.S. Government will continue to support Fannie Mae and Freddie Mac.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

Corporate Debt Obligations

General. Each Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Funds may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

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Mortgage-Backed Securities

General. The Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund, and Brown Advisory Mortgage Securities Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-backed securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities’ effective maturities.

Government and Agency Mortgage-Backed Securities. Each Fund may invest in government agency and mortgage-backed securities. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association (“GNMA”), Fannie Mae (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). GNMA, a wholly-owned U.S. Government corporation creates pass-through securities from pools of government guaranteed (Farmers’ Home Administration, Federal Housing Authority or Veterans Administration) mortgages, thereby providing liquidity to the mortgage market and ensuring the timely payment of principal and interest to investors. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA and Freddie Mac are U.S. Government-sponsored corporations and are subject to regulation by the Office of Federal Housing Enterprise Oversight (“OFHEO”). Both issue pass-through securities from pools of conventional and Federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government. The U.S. Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations, and the U.S. government has, in the past, provided financial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the U.S. government will always do so or would do so yet again. Congress has been considering proposals to reduce the U.S. Government’s role in the mortgage market and whether to wind down Fannie Mae and Freddie Mac.  The proposals include, among others, whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated.  The FHFA has announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. It is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure and corporate governance matters, which may have an adverse effect on these entities.  As a result, the future for Fannie

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Mae and Freddie Mac is uncertain, as is the impact of such proposals, actions and investigations on a Fund’s investments in securities issued by Fannie Mae and Freddie Mac.

Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.  Each Fund will invest in securities of such agencies or instrumentalities only when the Adviser and/or Sub-Advisers is satisfied that the credit risk is acceptable.

Privately Issued Mortgage-Backed Securities. The Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund, and Brown Advisory Mortgage Securities Fund may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of residential mortgage loans, mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that may be collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

Stripped Mortgage-Backed Securities. The Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund, and Brown Advisory Mortgage Securities Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with different classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Collateralized Mortgage Obligations. The Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund, and Brown Advisory Mortgage Securities Fund may invest in collateralized mortgage obligations (“CMOs”) that are collateralized by mortgage-backed securities, including those issued by GNMA, FHLMC or FNMA (“Mortgage Assets”). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranche is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranche until all other tranches with earlier stated maturity or distribution dates have been paid in full.

Risks – Specific to Mortgage-Backed Securities. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

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Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund’s yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of fixed income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, increasing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To the extent that a Fund invests in commercial mortgage-backed securities (“CMBS”), CMBS are subject to credit risk and prepayment risk.  Although prepayment risk is present, it is of a lesser degree in CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection; or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

A Fund may manage counterparty exposure for forward-settling agency mortgage-backed securities transactions, including TBA purchase commitments, by requiring that such transactions be bilaterally margined.

TBA Purchase Commitments.  The Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund, Brown Advisory Mortgage Securities Fund, and Brown Advisory – Beutel Goodman Large-Cap Value Fund may enter into “To Be Announced” (“TBA”) purchase commitments to purchase mortgage-backed securities for a fixed price at a future date. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the  Fund’s other assets.  In addition, the counterparty may not deliver the securities as promised.  Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.  It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  On delivery dates for such transactions, the Fund will meet its obligations from cash flow.  If the Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

Asset-Backed Securities

General. Each Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized

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through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

Risks – Specific to Asset-Backed Securities. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

Variable Amount Master Demand Notes

General. Each Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by a Fund will be payable within a prescribed notice period not to exceed seven days.

Variable and Floating Rate Securities

Each Fund may invest in variable and floating rate securities. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. A Fund intends to purchase these securities only when the Adviser believes the interest income from the

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instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Non-U.S. Dollar Denominated Securities and Other Fixed Income Securities

Each Fund may invest in short-term money market instruments issued in the U.S. or abroad, denominated in U.S. dollars or any foreign currency. Short-term money market instruments include repurchase agreements, short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s or in similar other money market securities. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and time deposits generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund’s performance.

Each Fund may also invest in other high quality fixed income securities denominated in U.S. dollars, any foreign currency or in a multi-national currency unit (e.g. the European Currency Unit).

Each Fund may invest in non-U.S. dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

Inflation-Protected Securities.

Each Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), to the extent permitted by the Prospectus. U.S. TIPS are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by

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a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company (“RIC”) and to eliminate any fund-level income tax liability under the Code.

Infrastructure Investments.

Each Fund may invest in securities and other obligations of U.S. and non-U.S. issuers providing exposure to infrastructure investment.  Infrastructure investments may be related to physical structures and networks that provide necessary services to society, such as transportation and communications networks, water and energy utilities, and public service facilities.  Securities, instruments and obligations of infrastructure-related companies and projects are more susceptible to adverse economic or regulatory occurrences affecting their industries.  Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.  Infrastructure companies and projects also may be affected by or subject to (i) regulation by various government authorities, including rate regulation; (ii) service interruption due to environmental, operational or other mishaps; (iii) the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and (iv) general changes in market sentiment towards infrastructure and utilities assets.

Short-Term Instruments

Each Fund may invest in short-term money market instruments issued in the U.S. or abroad, denominated in U.S. dollars or any foreign currency. Short-term money market instruments include repurchase agreements, short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s or in similar other money market securities. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and time deposits generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund’s performance.

Each Fund may also invest in other high quality fixed income securities denominated in U.S. dollars, any foreign currency or in a multi-national currency unit (e.g. the European Currency Unit).

Risks of Debt Securities

General. Yields on debt securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally

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subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Mortgage Securities Fund and the Brown Advisory Tax-Exempt Sustainable Bond Fund may be supported by credit and liquidity enhancements such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, general domestic and foreign banks.

Debt securities may be subject to extension or prepayment risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity, respectively. If an issuer redeems the debt securities prior to final maturity, a Fund may have to replace these securities with lower yielding securities, which could result in a lower return. This is known as prepayment risk and is more likely occur in a falling interest rate environment. In a rising interest rate environment, prepayment on outstanding debt securities is less likely to occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates.

Issuers may prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Interest Rate Risk. The market value of the interest-bearing debt securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund’s investment portfolio are paid in full at maturity. In the past few years, the Board of Governors of the Federal Reserve System (the “Fed”) has occasionally raised the “federal funds rate,” and has also implemented reductions in the "federal funds rate." During periods of rising interest rates, the Funds are subject to heightened levels of interest rate risk.  The Fed has raised interest rates over recent periods which may negatively impact the Funds’ performance or otherwise adversely impact the Funds. Interest rate increases may have sudden and unpredictable effects on the markets and the Funds’ investments.  Debt securities with longer durations tend to be more sensitive to changes in interest rates, often making them more volatile in response to interest rate changes than debt securities with shorter durations.

Credit Risk. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. The financial condition of an issuer of a debt security held by the Fund may cause it to default on interest or principal payments due on a security. This risk generally increases as security credit ratings fall.

To limit credit risk, each Fund may purchase unrated fixed income securities if, at the time of purchase, the Adviser and/or Sub-Advisers believe that they are of comparable quality to rated securities that the Fund may purchase.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. The rating of an issuer is a rating agency’s view of potential developments related to the issuer and may not necessarily reflect actual outcomes. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates. Unrated securities may not be as actively traded as rated securities. Because a

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downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

High Yield Debt or Junk Bond Securities.  Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Sustainable Small-Cap Core Fund, Brown Advisory Sustainable Value Fund, Brown Advisory Sustainable International Leaders Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Mortgage Securities Fund, and Brown Advisory – Beutel Goodman Large-Cap Value Fund may invest in securities rated below investment grade; that is, rated at or below Ba by Moody’s or BB by S&P, or the equivalent by any other NRSRO and may invest in securities rated as low as C by Moody’s or D by S&P, or the equivalent by any other NRSRO. Each Fund may invest in unrated debt securities determined by the Adviser or Sub-Adviser, as applicable, to be of comparable quality or that is trading at a substantial discount to par value.

The Brown Advisory Sustainable Bond Fund, Brown Advisory Tax-Exempt Bond Fund, and Brown Advisory Mortgage Securities Fund will limit their investments in High Yield or Junk Bond securities to no greater than 20% of each Fund’s total assets.

Distressed Debt Securities. The Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Sustainable Small-Cap Core Fund, and Brown Advisory Sustainable International Leaders Fund will limit their investment in distressed debt securities, rated as low as C by Moody’s or D by S&P, to 5% of the Fund’s total assets. Distressed debt securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See Appendix A for additional information on the bond ratings of Moody’s and S&P.

Foreign Debt Securities Risks. To the extent that a Fund invests in fixed income securities of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Equity Securities – Foreign Securities Risks” above.

Foreign Currencies Transactions

General

Each Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may conduct foreign currency exchange transactions either on a cash basis or at the rate prevailing in the foreign exchange market.

Each Fund may enter into a forward foreign currency contract. A forward currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. At or before settlement of a forward currency contract, a Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If a Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. Each Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

Forward contracts are considered derivatives. A Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, each Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Funds do not

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intend to enter into forward contracts on a regular or continuing basis and the Funds will not enter these contracts for speculative purposes.

The Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Sustainable Small-Cap Core Fund, Brown Advisory Global Leaders Fund, Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Emerging Markets Select Fund, Brown Advisory Sustainable International Leaders Fund, and Brown Advisory – WMC Japan Equity Fund will not have more than 10% of their respective total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

Risks

Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser and/or Sub‑Advisers are inaccurate in their prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to a Fund.

Leverage Transactions

General

Each Fund may use leverage to increase potential returns. Each Fund does not currently intend to use leverage in excess of 15% of total assets. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis. A Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to a Fund from investing the cash will provide investors with a potentially higher return. (See “Risks” below.)

Borrowing. Each Fund (other than Brown Advisory Intermediate Income Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Tax-Exempt Bond Fund) may borrow money as a temporary measure for extraordinary or emergency purposes in amounts up to 33 1/3% of the Fund’s total assets at the time of borrowing. The Brown Advisory Flexible Equity Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Sustainable Small-Cap Core Fund, Brown Advisory Global Leaders Fund, Brown Advisory Sustainable International Leaders Fund, Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory Emerging Markets Select Fund, and Brown Advisory - WMC Japan Equity Fund may invest in reverse repurchase agreements for other than temporary or emergency purposes, but such investments in reverse repurchase agreements are limited to 33 1/3% of the Fund’s total assets at the time of investments. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis may be limited by collateral requirements to cover these positions, as disclosed below under “Reverse Repurchase Agreements.”

Senior Securities. Pursuant to Section 18(f)(1) of the 1940 Act, a Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within 3 days,

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excluding holidays and Sundays, to an extent that the asset coverage shall be at least 300%. In accordance with Section 18 of the 1940 Act, a Fund will not mortgage, pledge or hypothecate its assets in an amount exceeding 33 1/3% of the value of its total assets.

Securities Lending. Each Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets (10% of total assets for Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund and Brown Advisory Tax-Exempt Sustainable Bond Fund) to brokers, dealers and other financial institutions.

In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, a Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. All of the Funds’ collateral received in connection with securities lending transactions is held as cash or cash equivalents or in the form received from the borrower (if securities) or invested in other funds that are managed in accordance with the investment restrictions of Rule 2a-7 under the 1940 Act. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, a Fund will have to cover the loss when repaying the collateral.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements which are transactions in which a Fund sells a security and simultaneously agrees to repurchase that security from the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. Such reverse repurchase agreements would represent no more than 15% of a Fund’s assets (5% of total assets for the Brown Advisory Tax-Exempt Bond Fund and the Brown Advisory Tax-Exempt Sustainable Bond Fund).

Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities such Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the

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securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.

When-Issued Securities and Forward Commitments. Each Fund may invest in securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by a Fund (except Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund and Brown Advisory Mortgage Securities Fund) if, as a result, more than 25% of a Fund’s total assets would be committed to such transactions.

Risks

Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of a Fund’s securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Repurchase Agreements

General

Each Fund may enter into repurchase agreements which are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If a Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral. For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security subject to the repurchase agreement. Repurchase agreements are not considered to be the making of loans for purposes of the Funds’ fundamental investment limitations.

Risks

Repurchase transactions also involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are

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commenced against a counterparty, a Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable. A Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss of principal or a decline in interest payments regarding affected securities. Failure by the other party to deliver a security or currency purchased by a Fund may result in a missed opportunity to make an alternative investment. Certain repurchase agreements that a Fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. Favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk.

Real Estate Investment Trusts

The Funds may invest in real estate investment trusts (“REITs”).  Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property.  REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. To the extent a Fund invests in REITs, the Fund will also be subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

Changing Fixed Income Market Conditions

The Fed has raised the federal funds rate over recent periods. These policy changes may expose the market for debt instruments and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. Because certain Funds may invest in derivatives tied to fixed income markets a Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent that a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and may lower a Fund’s performance. The liquidity levels of a Fund’s portfolio may also be affected.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Temporary Defensive Position

Under normal circumstances, each Fund may have money received from the purchase of Fund shares, or money received on the sale of its portfolio securities for which suitable investments consistent with such Fund’s investment objectives are not immediately available.  Under these circumstances, each Fund may have such monies invested in cash or cash equivalents in order to earn income on this portion of its assets.  Cash equivalents include investments such as short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

In addition, each Fund may reduce its holdings in equity and other securities and may invest in cash, prime quality cash equivalents such as prime commercial paper and other money market instruments, for temporary defensive purposes, during periods in which the Adviser and/or Sub-Advisers believe changes in economic, financial or political conditions make it advisable. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser and/or Sub-Advisers to be of comparable quality.

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With respect to the Brown Advisory Maryland Bond, Brown Advisory Tax-Exempt Bond Fund and Brown Advisory Tax-Exempt Sustainable Bond Fund, the Fund may invest in municipal securities whose interest is subject to the Federal alternative minimum tax, or other securities whose interest is subject to federal tax, for temporary defensive purposes.

Cybersecurity Risk

As technology, including cloud technology, becomes more integrated into the Funds’ operations, the Funds will face greater operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Funds to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cybersecurity threats may result from unauthorized access to the Funds’ digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, because the Funds work closely with third-party service providers (e.g., administrators, transfer agents, custodians and sub-advisers), cybersecurity breaches at such third-party service providers may subject the Funds to many of the same risks associated with direct cybersecurity breaches. The Funds may experience investment losses in the event of cybersecurity breaches at any of the issuers in which the Funds may invest. While the Funds have established risk management systems designed to reduce the risks associated with cybersecurity, there can be no assurance that such measures will succeed.

Artificial Intelligence Risk

As computing technology and data analytics advance, there has been a trend towards machine-driven and artificially intelligent systems, including so-called generative artificial intelligence (“AI”). The Adviser and/or Sub-Advisers may use AI technology, including machine learning, in connection with certain aspects of their businesses, such as investment research, risk management or operational functions, and such use may increase over time. AI technology is complex and rapidly evolving, and its use involves certain inherent risks and limitations, including the risk that AI tools may generate inaccurate, incomplete, biased or otherwise flawed outputs, which may not be easily or immediately identified. Reliance on AI technology could expose the Adviser, a Sub-Adviser or a Fund to operational risks, including errors in analysis or execution, and there is no guarantee that any use of AI technology will achieve its intended results or improve investment performance.

In addition, regulators of financial markets have become increasingly focused on the potential impact of AI on investment activities and may adopt regulations affecting the use of AI technology in trading and other activities, which may not have the effect that regulators intend and could increase compliance costs. The increasingly widespread use of AI by issuers and other market participants, and investments by issuers in AI-related technologies, may significantly affect the economy, financial markets and individual issuers in ways that are difficult to predict. Malicious actors may also use AI to engage in fraud, cyber-attacks, or market manipulation, which may heighten the cybersecurity and operational risks described above. Issuers that are engaged in AI-related businesses, or that otherwise make significant use of AI technologies, may be particularly susceptible to the risks associated with AI and its rapid and unpredictable evolution, including (but not limited to) market and business risks, technology and product risks, cybersecurity and data security risks, and intellectual property risks, any of which could adversely affect the value of a Fund’s investments.

Contracts for Differences

The Brown Advisory Emerging Markets Select Fund may enter into contracts for differences (“CFDs”). CFDs are leveraged derivative instruments that allows the Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a long CFD, the Fund is seeking to profit from increases in the market price of a particular asset. With a short CFD the Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move

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between the time the order is placed by the Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. Most CFDs are traded over-the-counter. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.

Geographic Focus Risk

Because the Brown Advisory Emerging Markets Select Fund invests primarily in equity securities of issuers in emerging markets, the Fund’s investments may have greater exposure to the limited number of countries in which it invests. To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain emerging markets economies may themselves be focused in particular industries or more vulnerable to political changes than the U.S. economy, which may have a direct impact on the Fund’s investments. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

The Fund may, from time to time, focus on specific geographic regions within the emerging markets, including countries in Asia, such as China, Hong Kong and Taiwan, thus providing exposure to the risks associated with investment in Asian markets. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States. Investments in countries in the Asian region will be impacted by the market conditions, legislative or regulatory changes, competition, or political, economic and other developments in Asia.

Investments in China may subject the Fund to certain additional risks, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. The Chinese economy is largely export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. There has also been increased attention from the SEC and the Public Company Accounting Oversight Board (the “PCAOB”) with respect to international accounting standards of U.S. companies with significant operations in China and PCAOB-registered auditing firms located in China. Because the SEC and the PCAOB are currently only able to get limited information about these auditing firms and are restricted from inspecting the audit work and practices of registered accountants in China, there is the risk that material information about Chinese issuers may not be available. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. The securities markets in China are characterized by a relatively small number of issuers and relatively low trading volume, resulting in substantially less liquidity and greater price volatility and potentially fewer investment opportunities. The Chinese government exercises significant control over the economy, and may at any time alter or discontinue economic reforms.

Various U.S. statutes and executive orders have restricted the ability of U.S. persons to invest in, and the ability of certain Chinese companies to engage in activities or transactions involving the United States, including in connection with concerns regarding China’s military-civil fusion strategy and national security. The U.S. government has also imposed, and may in the future impose, additional sanctions, export controls and other restrictive measures on Chinese government officials, companies (including technology companies) and other persons, which could restrict a Fund’s ability to purchase or sell affected securities, require a Fund to divest existing holdings, or otherwise adversely affect the value or liquidity of a Fund’s investments in China and Hong Kong. Additionally, actual and threatened responses to geopolitical developments, including trade disputes, export controls and cybersecurity incidents attributed to China, may strain international relations and adversely impact the Chinese and Hong Kong economies and issuers in which a Fund invests. It is not possible to predict the scope or duration of any such measures or their effect on a Fund’s investments.

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Risk Related to Management of Certain Similar Funds

The name, investment objective and policies of certain Funds are similar to other funds advised by the Adviser. The investment results of a Fund may be higher or lower than, and there is no guarantee that the investment results of a Fund will be comparable to, any other of the funds. Despite any similarities, these offerings can have important differences that any potential investors should consider and discuss with their investment professionals. To understand the differences and to decide which offering best suits an investor, the investor should review the prospectus, offering document or brochure for the relevant offering and consult their investment professionals. Investment professionals providing advice or recommendations of these offerings are themselves responsible for undertaking appropriate due diligence, considering factors such as cost and complexity and evaluating any offering in relation to reasonably available alternatives under applicable law – all within the broader framework of an investor’s financial circumstances, needs and objectives.

INVESTMENT LIMITATIONS

For purposes of all investment policies of each Fund: (1) the term “1940 Act” includes the rules thereunder, SEC interpretations and any exemptive order upon which a Fund may rely; and (2) the term “Code” includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which a Fund may rely.

The Funds have adopted the following policies and investment restrictions as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in the percentage or rating resulting from any cause other than actions by the Fund will not be considered a violation of the Fund’s investment restrictions.  If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Limitations

Each Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval.

1.Borrowing Money

The Brown Advisory Growth Equity Fund, Brown Advisory Flexible Equity Fund, Brown Advisory Sustainable Growth Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Sustainable Small-Cap Core Fund, Brown Advisory Sustainable Value Fund, Brown Advisory Global Leaders Fund, Brown Advisory Sustainable International Leaders Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Mortgage Securities Fund, Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory Emerging Markets Select Fund, Brown Advisory – Beutel Goodman Large-Cap Value Fund, and Brown Advisory – WMC Japan Equity Fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.

The Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, and Brown Advisory Tax-Exempt Sustainable Bond Fund may not borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund’s total assets (computed immediately after the borrowing).

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The Brown Advisory Intermediate Income Fund may not borrow money, except for temporary or emergency purposes (including the meeting of redemption requests), and provided that borrowings do not exceed 10% of the Fund’s total assets (computed immediately after the borrowing).

2.Concentration

Excluding the Brown Advisory Sustainable Growth Fund and the Brown Advisory – WMC Japan Equity Fund, a Fund may not purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. government securities, in repurchase agreements covering U.S. government securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2)  investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

For the Brown Advisory Sustainable Growth Fund, the Fund may not purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. government securities and in repurchase agreements covering U.S. government securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

For the Brown Advisory – WMC Japan Equity Fund, the Fund may not purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry or group of industries. For purposes of this limitation, there is no limit on: (1) investments in U.S. government securities, in repurchase agreements covering U.S. government securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

For the Brown Advisory Intermediate Income Fund (1) “mortgage related securities” and “asset-backed securities”, as such terms are defined in the 1934 Act, are treated as securities of an issuer in the industry of the primary type of asset backing the security, (2) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (3) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

3.Diversification

Excluding the Brown Advisory Maryland Bond Fund and Brown Advisory – Beutel Goodman Large-Cap Value Fund, with respect to 75% of the Fund’s total assets, a Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The District of Columbia, each state and territory, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which the District of Columbia, a state or territory is a member is deemed to

35

be a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision is treated as the issuer. Similarly, in the case of private activity bonds, if the bond is backed only by the assets and revenues of the non-governmental user, then the non-governmental user is treated as the issuer. If in either case, however, the creating government or some other agency guarantees a security, that guarantee is considered a separate security and is treated as an issue of such government or other agency.

The Brown Advisory Maryland Bond Fund and Brown Advisory – Beutel Goodman Large-Cap Value Fund are non-diversified, which means that there is no restriction under the Investment Company Act of 1940 on how much the Fund may invest in the securities of one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund is required to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) of more than 25% of the value of the Fund’s total assets. In addition, the Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of its total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As non-diversified investment companies, such Funds may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.

4.Underwriting Activities

A Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

5.Making Loans

Excluding the Brown Advisory Flexible Equity Fund, a Fund may not make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

The Brown Advisory Flexible Equity Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(While the Brown Advisory Flexible Equity Fund is eligible to make loans to other parties to the extent permitted under the Investment Company Act of 1940, the rules and regulations thereunder and any applicable exemptive relief, the Fund has undertaken to not make any loans to other parties, although the Fund is eligible to enter into repurchase agreements, lend securities and acquire any debt security as these activities are not deemed to be the making of loans).

6.Purchases and Sales of Real Estate

A Fund may not purchase or sell real estate, except that, to the extent permitted by law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7.Purchases and Sales of Commodities

A Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward

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contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

8.Issuance of Senior Securities

A Fund may not issue senior securities except pursuant to Section 18 of the 1940 Act, the rules and regulations thereunder, and any applicable exemptive or interpretive relief.

9.Pooled Funds

Notwithstanding any other fundamental investment policy or limitation, the Brown Advisory Flexible Equity Fund may not invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Fund.

_____
With respect to Fundamental Limitation #2, each Fund, other than the Brown Advisory – WMC Strategic European Equity Fund and Brown Advisory - WMC Japan Equity Fund, will limit investments in foreign government securities to no more than 25% of the Fund’s total assets. In addition, with respect to Fundamental Limitation #2, municipal securities may include industrial development or other private activity bonds.  For purposes of determining compliance with Fundamental Limitation #2, any investment by the Fund in private activity bonds that are ultimately payable by a governmental entity (as opposed to a non-governmental entity) will be considered “municipal securities” for these purposes and therefore will not be subject to the 25% limitation discussed above.

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MANAGEMENT

Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the funds managed by the Adviser (together, the “Funds”). The Board, in turn, elects the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and each of the Funds. The current Trustees and Officers of the Trust, their ages and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held during the past five years are set forth in the following table.

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years(2)
Independent Trustees of the Trust(1)
Darrell N. Braman Age: 63 c/o Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Trustee	Indefinite Term; Since December 2024	Adjunct Professor of Law, University of Maryland Francis King Carey School of Law (law school); (since 2021); Formerly, Vice President and Managing Counsel, T. Rowe Price Associates, Inc. (investment management firm) (1994 to 2021)	19	None
Georgette D. Kiser Age: 59 c/o Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Trustee	Indefinite Term; Since November 2021	Operating Executive, The Carlyle Group (investment management firm) (since 2019); Operating Partner, Broad Sky Partners LLC (private equity firm) (since 2021); formerly, Chief Information Officer, The Carlyle Group (2015 to 2019); Vice President and Head of Enterprise Solutions and Capabilities, T. Rowe Price Associates, Inc. (investment management firm) (2012 to 2015) and executive officer, various positions, T. Rowe Price Associates, Inc. (1996 to 2012)	19
Aflac Inc.; (insurance firm) Jacobs Engineering Group Inc. (technical professional and consulting services firm); NCR Corp. (enterprise technology firm); Adtalem Global Education Inc. (workforce solutions firm)

Thomas F. O’Neil III Age: 69 c/o Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Board Chair Trustee	Indefinite Term; Since 2023 Indefinite Term: Since 2012	Managing Director, Berkeley Research Group (global management consulting firm) (since 2021); Governance and Compliance Adviser (for healthcare, financial services and retail businesses) and President, The Saranac Group LLC (strategic consulting firm) (2010 to 2016 and since 2021). Formerly, Global Chief Compliance Officer, Cigna Corporation (health services company) (2016 to 2020)	19	None
Neal F. Triplett, CFA Age: 55 c/o Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Trustee	Indefinite Term; Since 2012	President, DUMAC, Inc. (university endowment investment organization) (since 1999)	19	Arch Capital Group Ltd. (global insurance company) (since 2024)
Interested Trustees and Officers of the Trust

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Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years(2)
Margaret W. Adams, CAIA(3) Age: 64 c/o Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Trustee	Indefinite Term Since March 2023	Managing Director, Membership Engagement, FCLT Global (non-profit organization focused on innovative global investment-related initiatives) (2018 to 2026);formerly, Partner and Senior Managing Director, Wellington Management Company LLP (institutional investment management firm) (2006 to 2017)	19	None
Michael D. Hankin(3) Age: 68 c/o Brown Advisory Incorporated 901 South Bond Street Suite 400 Baltimore, MD 21231	Trustee	Indefinite Term; Since 2012	President and Chief Executive Officer, Brown Advisory Incorporated and affiliates (investment management firm)(since 1993)	19	Stanley Black & Decker, Inc. (industrial tools and hardware) (since 2016)
Paul J. Chew Age: 60 c/o Brown Advisory Incorporated 901 South Bond Street Suite 400 Baltimore, MD 21231	President/ Principal Executive Officer Senior Vice President	Indefinite Term; Since October 2018 2016 to October 2018	Chief Investment Officer, Brown Advisory Incorporated and affiliates (investment management firm) (since 1995)	Not Applicable	Not Applicable
Carey E. Buxton Age: 39 c/o Brown Advisory Incorporated 901 South Bond Street Suite 400 Baltimore, MD 21231	Senior Vice President	Indefinite Term; Since 2015
Global Chief Operating Officer of Institutional Business (since 2024); Head of Sustainable Investing Business (since 2020); Chief Operating Officer, Institutional Investing (since 2018); Brown Advisory Incorporated and affiliates (investment management firm).
				Not Applicable	Not Applicable
Samuel Archer Age: 32 c/o Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Vice President	Indefinite Term; Since May 2025	Director of Institutional Funds (since 2024); Senior Institutional Operations Specialist, and other positions (since 2018); Brown Advisory Incorporated and affiliates (investment management firm).	Not Applicable	Not Applicable
Jason T. Meix Age: 47 c/o Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Treasurer / Principal Financial Officer	Indefinite Term; Since 2012	Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (since 2008)	Not Applicable	Not Applicable
Edward L. Paz Age: 55 c/o Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Secretary	Indefinite Term; Since 2012	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (since 2007)	Not Applicable	Not Applicable
Marissa Collins Age: 34 c/o Brown Advisory Incorporated 901 South Bond Street Suite 400 Baltimore, MD 21231	Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since May 2026 Indefinite Term: Since May 2026	Counsel and Compliance Officer, Brown Advisory Incorporated and affiliates (investment management firm) (since 2021).	Not Applicable	Not Applicable
(1)The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).
(2)The directorships disclosed in this column include only the directorships of those companies that a Trustee serves on that are required to report to the SEC under applicable Federal securities laws including publicly traded corporations that are registered with the SEC under the 1934 Act and investment companies that are registered with the SEC under the 1940 Act,

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and it therefore excludes various other types of directorships that the Trustees of the Trust may currently hold in other types of organizations, including private companies and not-for-profit organizations, which are expressly excluded from the disclosure requirements for mutual fund board members.
(3)Mr. Hankin is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with Brown Advisory Incorporated, the parent company of the Adviser and of Brown Advisory Limited, and Ms. Adams is considered an “interested person” of the Trust, as defined in the 1940 Act, because of the financial interest that she currently has in Wellington Management Company LLP (“Wellington”), a Sub-Adviser to three of the series in the Trust, as the result of certain payments that she is entitled to receive from Wellington as the result of her previous employment with the firm. Ms. Adams has not been employed by Wellington during the past five years.

Additional Information Concerning the Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Sub-Advisers, the Distributor, the Administrator, the Custodian and the Transfer Agent, each of whom are discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Adviser and Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters. In addition, the Adviser and/or Sub-Advisers provide regular reports on the investment strategy and performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of the Board’s regular quarterly Board Meetings, which are typically held quarterly, in person, and involve the Board’s review of recent operations.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees – (1) an Audit Committee; (2) a Nominating and Corporate Governance Committee; (3) a Compliance Oversight Committee; and (4) a Valuation Committee – which are discussed in greater detail below under “Trust Committees.” A majority of the Board is comprised of Independent Trustees who are not affiliated with the Adviser, the Sub-Advisers, the principal underwriter, or their affiliates. The Nominating and Corporate Governance Committee, Audit Committee and Compliance Oversight Committee are each comprised of a majority of Independent Trustees.

Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust and By-Laws, the designation of Chairman for Mr. O’Neil does not impose any duties, obligations or liabilities that are greater than the duties, obligations or liabilities imposed on each such person as a member of the Board. The majority of the Board is comprised of Independent Trustees and the Board believes that maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent oversight and action.  In accordance with applicable regulations regarding the governance of the Trust, the Independent Trustees meet in a separate quarterly session in conjunction with each quarterly meeting of the Board during which they review matters relating to their independent oversight of the Trust.  In addition, each of the Board committees is comprised of a majority of Independent Trustees and the Chair of each of the Board committees is an Independent Trustee. The Board reviews annually the structure and operation of the Board and its committees.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks

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and how they are managed. The Board also receives reports from the Adviser and Sub-Advisers as to investment risks of the Funds.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes.

Ms. Adams’ Trustee Attributes. Ms. Adams has extensive experience in the investment management industry and is an accomplished global financial services executive. Ms. Adams currently serves as Managing Director for Member Engagement for a non-profit organization that is focused on innovative global investment-related initiatives by engaging top tier global asset management industry leaders and corporations in actionable research and idea exchanges. Prior to this position, Ms. Adams served as a Partner and Senior Managing Director at Wellington, a global institutional investment management firm that provides advisory and sub-advisory services to mutual funds and other types of institutional clients, where she was employed from 2006 through 2017. Ms. Adams is also a Chartered Alternative Investment Analyst (“CAIA”) Charterholder. Prior to joining Wellington, Ms. Adams had held positions as a portfolio manager at large asset management organizations, including MFS Investment Management and JP Morgan & Co., Inc. The Board believes Ms. Adams’ qualifications, attributes and skills and diverse experiences on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Braman’s Trustee Attributes. Mr. Braman worked for over 25 years as a senior legal executive with T. Rowe Price Associates, Inc., a publicly-traded investment management firm, where he served from 1994 until 2021 and he held the position of Vice President and Managing Counsel. During his tenure with the firm, he focused on legal, regulatory and compliance matters and he served as the Secretary to the T. Rowe Price Funds and he was the principal liaison with the fund group’s board. Mr. Braman was also actively involved with the Investment Company Institute, the primary trade association for the mutual fund industry, where he served as the Chair of the organization’s SEC Rules Committee, and he has also served on various mutual fund industry task forces related to the SEC’s asset management regulatory agenda. Prior to joining T. Rowe Price Associates, Mr. Braman served as a Special Counsel with the U.S. Securities & Exchange Commission from 1989 to 1994. Mr. Braman currently serves as Adjunct Professor of Law at the University of Maryland Francis King Carey School of Law where he teaches courses on business associations, corporate finance and securities regulation. The Board believes Mr. Braman’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Hankin’s Trustee Attributes. As President and Chief Executive Officer of Brown Advisory Incorporated, the ultimate parent of the Adviser, Mr. Hankin is ultimately responsible for the management of the Funds’ day-to-day operations. Mr. Hankin has spent over 20 years assisting a wide range of individuals and institutions on their investment and financial matters. Mr. Hankin also currently serves on the board of Stanley Black & Decker, Inc. an industrial tool and hardware company. Prior to working in the investment management industry, Mr. Hankin was a Partner with the law firm of Piper & Marbury LLP (now DLA Piper US LLP). The Board believes that Mr. Hankin’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Ms. Kiser’s Trustee Attributes. Ms. Kiser has senior executive experience in the investment management industry through her current experience as an Operating Executive, and previously as a Managing Director and the Chief Information Officer, at The Carlyle Group, an investment management firm. In addition, prior to joining The

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Carlyle Group, Ms. Kiser served in various executive positions at T. Rowe Price Associates, Inc., another investment management firm, including serving most recently as Vice President and Head of Enterprise Solutions and Capabilities within the Services and Technology Organization. Ms. Kiser also currently serves as a director of several corporations, including for Aflac Inc. (a global insurance company), Jacobs Engineering Group Inc. (a technical professional and consulting services firm), NCR Corporation (an enterprise technology provider) and Adtalem Global Education Inc. (a workforce solutions provider). The Board believes Ms. Kiser’s qualifications, attributes and skills and diverse experiences on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. O’Neil’s Trustee Attributes. Mr. O’Neil currently serves as Managing Director of Berkely Research Group, a global management consulting firm serving multiple industries and markets, which he joined in 2021, and he also serves as a governance and compliance adviser and has served as a member of the boards of various private companies. Prior to January 2020, Mr. O’Neil served as the Global Chief Compliance Officer of Cigna Corporation, a health services company. Mr. O’Neil is the Founder and President of The Saranac Group LLC, a strategic consulting firm that advises boards of directors, board committees and senior management in the areas of business ethics, corporate crises, governance and compliance, resolutions of complex government controversies and monitoring. Prior to founding The Saranac Group LLC, Mr. O’Neil served in various senior management positions at WellCare Health Plans, Inc. and as a Partner and Joint Global Practice Group Leader at the international law firm DLA Piper US LLP. The Board believes Mr. O’Neil’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Triplett’s Trustee Attributes. Mr. Triplett is the President of DUMAC, Inc. (“DUMAC”), a professionally-staffed investment management organization controlled by Duke University that manages the school’s endowment funds. He joined DUMAC in July 1999 and he was appointed President in January 2007. Since joining DUMAC Mr. Triplett has been directly involved with managing securities. Mr. Triplett also currently serves on the board of Arch Capital Group Ltd., a global insurance company. Prior to completing business school, Mr. Triplett was a credit officer for the corporate and real estate portfolios at Wachovia Bank. Mr. Triplett holds the Chartered Financial Analyst designation. The Board believes Mr. Triplett’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Trust Committees

The Trust has four standing committees: (1) the Audit Committee; (2) the Nominating and Corporate Governance Committee; (3) the Compliance Oversight Committee; and (4) the Valuation Committee.

The Audit Committee is comprised of all of the Independent Trustees. The function of the Audit Committee is to review the scope and results of the annual audit of each of the Funds and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of the Funds’ financial reporting. The Audit Committee also recommends to the Board of Trustees the annual selection of the independent registered public accounting firm for the Funds and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. During the fiscal year ended June 30, 2026, the Audit Committee met six times.

The Nominating and Corporate Governance Committee, comprised of all of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and overseeing Board governance matters.  Although the Nominating and Corporate Governance Committee does not have a policy with respect to the consideration of candidates for Trustee submitted by shareholders, if the Nominating and Corporate Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board of Trustees, and a shareholder submitted a candidate for consideration by the Board of Trustees to fill the vacancy, the Nominating and Corporate Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Nominating and Corporate Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. The Committee meets on an as needed basis.  During the fiscal year ended June 30, 2026, the Nominating and Corporate Governance Committee met two times.

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The Compliance Oversight Committee is comprised of all of the Independent Trustees and Ms. Adams. The function of the Compliance Oversight Committee is to review and monitor compliance matters relating to the Funds and to oversee the functions of the Funds’ compliance program. The Committee meets on an as-needed basis. During the fiscal year ended June 30, 2026, the Compliance Oversight Committee met two times.

The Valuation Committee includes all of the Independent Trustees and Ms. Adams. The function of the Valuation Committee is to review quarterly reports from the Adviser, as the Funds’ valuation designee pursuant to Rule 2a-5 under the 1940 Act, pursuant to the procedures used by the Adviser to value securities held by any of the Funds for which current and reliable market quotations are not “readily available” (as defined by Rule 2a-5 under the 1940 Act). The actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets quarterly and also on an as needed basis when deemed necessary. During the fiscal year ended June 30, 2026, the Valuation Committee met four times.

The Board has designated the Adviser as the Funds’ valuation designee pursuant to Rule 2a-5 under the 1940 Act and has delegated fair value determinations to the Adviser, subject to the supervision of the Board. The Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund’s investments, establishing and applying fair value methodologies, testing the appropriateness of fair value methodologies and overseeing and evaluating third-party pricing services. The Adviser has a pricing committee which assists with its designated responsibilities as valuation designee.

Trustee Ownership of Fund Shares and Other Interests

The following table shows the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustees in the family of investment companies owned by the Trustees as of December 31, 2025 using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, and Over $100,000.

Name of Fund(1)(2)	Margaret W. Adams Interested Trustee	Michael D. Hankin Interested Trustee	Darrell N. Braman Independent Trustee	Georgette D. Kiser Independent Trustee	Thomas F. O’Neil III Independent Trustee	Neal F. Triplett Independent Trustee
Brown Advisory Growth Equity Fund	None	Over $100,000	None	None	None	$1-$10,000
Brown Advisory Flexible Equity Fund	None	Over $100,000	None	None	None	Over $100,000
Brown Advisory Sustainable Growth Fund	None	Over $100,000	None	Over $100,000	$50,001- $100,000	None
Brown Advisory Small-Cap Growth Fund	None	Over $100,000	None	None	None	None
Brown Advisory Small-Cap Fundamental Value Fund	None	Over $100,000	None	None	None	$50,001- $100,000
Brown Advisory Sustainable Small-Cap Core Fund	None	None	None	None	None	None
Brown Advisory Sustainable Value Fund	None	Over $100,000	$10,001 - $50,000	None	$10,001 - $50,000	None
Brown Advisory Global Leaders Fund	None	Over $100,000	None	None	None	Over $100,000
Brown Advisory Sustainable International Leaders Fund	None	None	None	None	$50,001- $100,000	None
Brown Advisory Intermediate Income Fund	None	None	None	None	None	None
Brown Advisory Sustainable Bond Fund	None	None	None	None	Over $100,000	None

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Name of Fund(1)(2)	Margaret W. Adams Interested Trustee	Michael D. Hankin Interested Trustee	Darrell N. Braman Independent Trustee	Georgette D. Kiser Independent Trustee	Thomas F. O’Neil III Independent Trustee	Neal F. Triplett Independent Trustee
Brown Advisory Maryland Bond Fund	None	None	$10,001- $50,000	None	None	None
Brown Advisory Tax-Exempt Bond Fund	None	None	None	None	None	Over $100,000
Brown Advisory Tax-Exempt Sustainable Bond Fund	None	None	None	None	None	None
Brown Advisory Mortgage Securities Fund	None	None	None	None	None	None
Brown Advisory – WMC Strategic European Equity Fund	None	None	$1-$10,000	None	None	Over $100,000
Brown Advisory Emerging Markets Select Fund	None	None	None	None	None	Over $100,000
Brown Advisory – Beutel Goodman Large-Cap Value Fund	None	None	None	None	Over $100,000	None
Brown Advisory – WMC Japan Equity Fund	None	$50,001- $100,000	None	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	None	Over $100,000	$10,001- $50,000	Over $100,000	Over $100,000	Over $100,000
(1)Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Sub-Advisers, the Funds’ principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years neither the Independent Trustees nor members of their immediate family have had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Sub-Advisers, the Trust’s principal underwriter or any of its affiliates. Ms. Adams had an indirect interest, the value of which exceeded $120,000, in Wellington, a Sub-Adviser to each of the Brown Advisory - WMC Strategic European Equity Fund, Brown Advisory Emerging Markets Select Fund, and Brown Advisory - WMC Japan Equity Fund, as the result of certain payments that Ms. Adams is entitled to receive in connection with her previous employment with the firm.

Compensation

Trustees who are not employees of the Adviser receive a retainer fee of $142,000 per year and $6,000 for each meeting attended, as well as reimbursement for reasonable expenses incurred in connection with attendance at meetings.  In addition, the Board Chair, the Audit Committee Chair, the Nominating and Corporate Governance Committee Chair, the Valuation Committee Chair and the Compliance Oversight Committee Chair receive additional annual compensation of $20,000, $12,500, $10,000, $10,000 and $10,000, respectively. Furthermore, if designated the Lead Independent Trustee would receive additional annual compensation of $12,500. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

The following compensation figures represent compensation for the fiscal year ended June 30, 2026 for each of the Trustees:

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Name of Person/Position	Aggregate Compensation from the Funds(1)(2)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex Paid to Trustees
Margaret W. Adams, Interested Trustee	$176,000	$0	$0	$176,000
Michael D. Hankin, Interested Trustee(3)	$0	$0	$0	$0
Darrell N. Braman, Independent Trustee	$169,641	$0	$0	$169,641
Henry H. Hopkins, Independent Trustee(4)	$124,859	$0	$0	$124,859
Georgette D. Kiser, Independent Trustee	$176,000	$0	$0	$176,000
Thomas F. O’Neil III, Independent Trustee	$186,000	$0	$0	$186,000
Neal F. Triplett, Independent Trustee	$178,500	$0	$0	$178,500
(1)Trustee fees and expenses are allocated among the Funds in the Trust.
(2)The Fund Complex currently consists of the 19 Funds in the Trust.
(3)As an employee of the Adviser, Mr. Hankin does not receive any compensation for his service on the Board.
(4)Mr. Hopkins retired as an Independent Trustee effective December 31, 2025.

Investment Adviser

Services of the Adviser

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). The Advisory Agreement was initially approved by the Board of Trustees on May 2, 2012 for a two year period. The Advisory Agreement with respect to the Brown Advisory Emerging Markets Select Fund was initially approved by the Board of Trustees on October 26, 2012 for a two year period. The Advisory Agreement with respect to the Brown Advisory – WMC Strategic European Equity Fund was initially approved by the Board of Trustees on September 6, 2013 for a two year period. The Advisory Agreement with respect to the Brown Advisory Mortgage Securities Fund was initially approved by the Board of Trustees on October 30, 2013 for a two year period. The Advisory Agreement with respect to the Brown Advisory Global Leaders Fund was initially approved by the Board of Trustees on May 6, 2015 for an initial two year period. The Advisory Agreement with respect to the Brown Advisory Sustainable Bond Fund was initially approved by the Board of Trustees on May 16, 2017 for an initial two year period. The Advisory Agreement with respect to the Brown Advisory – Beutel Goodman Large-Cap Value Fund was initially approved by the Board of Trustees on February 8, 2018 for an initial two year period. The Advisory Agreement with respect to the Brown Advisory Tax-Exempt Sustainable Bond Fund was initially approved by the Board of Trustees on November 13, 2019 for an initial two year period. The Advisory Agreement with respect to the Brown Advisory Sustainable Small-Cap Core Fund was initially approved by the Board of Trustees on May 11, 2021 for an initial two year period. The Advisory Agreement with respect to the Brown Advisory Sustainable International Leaders Fund was initially approved by the Board of Trustees on November 10, 2021 for an initial two year period. The Advisory Agreement with respect to the Brown Advisory Sustainable Value Fund was initially approved by the Board of Trustees on November 2, 2022 for an initial two year period. The Advisory Agreement with respect to the Brown Advisory – WMC Japan Equity Fund was initially approved by the Board of Trustees on September 10, 2024 for an initial two year period. After the initial two year term, the Advisory Agreement will continue in effect from year to year as long as the continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of each Fund, and (ii) by a vote of the majority of the Independent Trustees.  The Adviser monitors the performance of each Fund and continuously reviews, supervises and administers its investment program, subject to the direction of, and policies established by, the Board.

Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing each Fund’s investments and effecting portfolio transactions for each Fund. The Adviser may also pay fees to certain brokers/dealers to have the Funds available for sale through such institutions as well for certain shareholder services provided to customers purchasing Fund shares through such institutions.

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Ownership of the Adviser

The Adviser is a wholly-owned subsidiary of Brown Advisory Management, LLC, a Maryland limited liability company.  Brown Advisory Management, LLC is controlled by Brown Advisory Incorporated, a holding company incorporated under the laws of Maryland in 1998. The Adviser does business under the name of Brown Advisory. The Adviser and its affiliates (“Brown Advisory”) have provided investment advisory and management services to clients for over 20 years.

Information Regarding Portfolio Managers

The following information regarding each Fund’s portfolio managers has been provided by the Adviser.

Other Accounts Under Management. The table below identifies, for each portfolio manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Information in the table is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance Based
Fund and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Maneesh Bajaj	1	1	778	0	0	0
	$1.7 billion	$828 million	$5.0 billion	$0	$0	$0
Christopher A. Berrier	0	4	182	0	0	0
	$0	$889 million	$2.6 billion	$0	$0	$0
John Canning	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Garritt Conover	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Emily Dwyer MacLellan	0	0	70	0	0	0
	$0	$0	$303 million	$0	$0	$0
Karina Funk*	1	2	391	0	0	0
	$494 million	$2.8 billion	$3.0 billion	$0	$0	$0
Timothy Hathaway	0	0	73	0	0	0
	$0	$0	$369 million	$0	$0	$0
Amy Hauter	0	0	212	0	0	0
	$0	$0	$1.7 billion	$0	$0	$0
Katherine Lee	0	0	140	0	0	0
	$0	$0	$438 million	$0	$0	$0
Joshua R. Perry	0	0	821	0	0	0
	$0	$0	$3.9 billion	$0	$0	$0
Michael Poggi	1	2	71	0	0	0
	$408 million	$228 million	$214 million	$0	$0	$0
David Powell	1	2	389	0	0	0
	$494 million	$2.8 billion	$3.0 billion	$0	$0	$0
Chris Roof	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
George Sakellaris	0	3	106	0	0	0
	$0	$717 million	$2.2 billion	$0	$0	$0

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	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance Based
J. David Schuster	0	2	420	0	0	0
	$0	$110 million	$1.6 billion	$0	$0	$0
Stephen M. Shutz	0	0	884	0	0	0
	$0	$0	$3.9 billion	$0	$0	$0
Kenneth M. Stuzin	0	1	97	0	0	1
	$0	$282 million	$675 million	$0	$0	$116 million
Jason Vlosich	0	0	399	0	0	0
	$0	$0	$3.7 billion	$0	$0	$0
Emmy Wachtmeister	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
*Effective March 31, 2027, Karina Funk, CFA, will no longer serve as a portfolio manager to the Brown Advisory Sustainable Growth Fund.
Conflicts of Interest for the Portfolio Managers. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable to differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

With respect to securities transactions for clients, the Adviser determines which broker to use to execute each order. However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

Information Concerning Compensation of Portfolio Managers. Each portfolio manager of the Adviser and Brown Advisory Limited receives a compensation package that includes various components, including a base salary and variable incentive bonus. A portfolio manager who is also a member of the Adviser’s management team maintains a significant equity interest in Brown Advisory Group Holdings LLC. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the Adviser’s business. When evaluating a portfolio manager’s performance the Adviser compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1, 3, and 5 year time period. Accounts managed in the below referenced styles are typically compared to the following indices:

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Growth Equity Fund	Russell 1000® Growth Index
Flexible Equity Fund	S&P 500® Index
Sustainable Growth Fund	Russell 1000® Growth Index
Small-Cap Growth Fund	Russell 2000® Growth Index
Small-Cap Fundamental Value Fund	Russell 2000® Value Index
Sustainable Small-Cap Core Fund	Russell 2000® Index
Sustainable Value Fund	Russell 1000® Value Index
Intermediate Income Fund	Bloomberg Intermediate US Aggregate Bond Index
Sustainable Bond Fund	Bloomberg US Aggregate Bond Index
Maryland Bond Fund	Bloomberg 1-15 Year Municipal Index
Tax-Exempt Bond Fund	Bloomberg 1-15 Year Municipal Index
Tax-Exempt Sustainable Bond Fund	Bloomberg 1-15 Year Municipal Index
Mortgage Securities Fund	Bloomberg Mortgage Backed Securities Index

All portions of a portfolio manager’s compensation package are paid by the Adviser and not by any client account.

Portfolio Managers Ownership in the Funds. As of June 30, 2026, each portfolio manager that retained decision making authority over a Fund’s management beneficially owned shares of each Fund as summarized in the following table using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, and over $1,000,000.

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Fund/Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of 6/30/26
Brown Advisory Growth Equity Fund
Kenneth M. Stuzin	over $1,000,000
Brown Advisory Flexible Equity Fund
Maneesh Bajaj	over $1,000,000
Brown Advisory Sustainable Growth Fund
John Canning	$100,001-$500,000
Karina Funk	over $1,000,000
David Powell	over $1,000,000
Brown Advisory Small-Cap Growth Fund
Christopher A. Berrier	over $1,000,000
George Sakellaris	None
Brown Advisory Small-Cap Fundamental Value Fund
J. David Schuster	over $1,000,000
Brown Advisory Sustainable Small-Cap Core Fund
Christopher A. Berrier	None
Timothy Hathaway	over $1,000,000
Emily Dwyer MacLellan	$100,001-$500,000
J. David Schuster	None
Brown Advisory Sustainable Value Fund
Michael Poggi	$100,001-$500,000
Brown Advisory Intermediate Income Fund
Jason Vlosich	$10,001-$50,000
Brown Advisory Sustainable Bond Fund
Amy Hauter	$50,001-$100,000
Jason Vlosich	$10,001-$50,000
Brown Advisory Maryland Bond Fund
Stephen M. Shutz	None
Joshua R. Perry	$10,001-$50,000
Brown Advisory Tax-Exempt Bond Fund
Stephen M. Shutz	$50,001-$100,000
Joshua R. Perry	$50,001-$100,000
Brown Advisory Tax-Exempt Sustainable Bond Fund
Katherine Lee	None
Stephen M. Shutz	$50,001-$100,000
Brown Advisory Mortgage Securities Fund
Garritt Conover	$10,001-$50,000
Chris Roof	None

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Investment Sub-Adviser – Brown Advisory Global Leaders Fund and Brown Advisory Sustainable International Leaders Fund

Services of the Sub-Adviser – Brown Advisory Limited

Pursuant to each of the Sub-Advisory Agreements (“Sub-Advisory Agreements”) entered into between the Adviser and Brown Advisory Limited on behalf of the Brown Advisory Global Leaders Fund and Brown Advisory Sustainable International Leaders Fund, Brown Advisory Limited manages the securities of the Funds and makes investment decisions for the Funds subject to such policies as the Board of Trustees may determine.  By their terms, each Sub-Advisory Agreement will continue in effect for as long as such continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities of each fund, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreements or interested persons of any such party, at a meeting called for the purpose of voting on the Sub-Advisory Agreements.  The Sub-Advisory Agreements can be terminated at any time by the Board of Trustees, the Adviser, or by a vote of a majority of the outstanding voting securities of the Funds, without payment of any penalty, on not less than 60 days’ written notice to Brown Advisory Limited, and Brown Advisory Limited may at any time, without the payment of any penalty, terminate the Sub-Advisory Agreements on not less than 60 days’ written notice to the Adviser.  The Sub-Advisory Agreements automatically and immediately will terminate in the event of their assignment (as defined in the 1940 Act).  The Adviser pays Brown Advisory Limited a fee equal to an annual rate of 0.39% and 0.375% of the average daily net assets of the Brown Advisory Global Leaders Fund and Brown Advisory Sustainable International Leaders Fund, respectively.

Brown Advisory Limited’s activities are subject to general supervision by the Adviser and the Board of Trustees.  Although the Adviser and the Board do not evaluate the investment merits of Brown Advisory Limited’s specific securities selections, they do review the performance of Brown Advisory Limited relative to the selection criteria.

The Adviser has ultimate responsibility for the investment performance of the Brown Advisory Global Leaders Fund and Brown Advisory Sustainable International Leaders Fund pursuant to its responsibility to oversee Brown Advisory Limited and recommend its hiring and/or replacement.

Ownership of the Sub-Adviser

Brown Advisory Limited is located at 18 Hanover Square, London, W1S 1JY, United Kingdom. Brown Advisory Limited is an affiliate of the Adviser, and is controlled by Brown Advisory Incorporated, a holding company incorporated under the laws of Maryland in 1998.
Information Regarding the Portfolio Managers

Other Accounts Under Management. The table below identifies, for the portfolio managers of the Brown Advisory Global Leaders Fund and Brown Advisory Sustainable International Leaders Fund, the number of accounts managed (excluding each Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. The Fund’s portfolio managers do not provide day-to-day management of accounts with performance-based advisory fees. Information in the table is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

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Brown Advisory Global Leaders Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance Based
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Dillon	0	4	122	0	0	4
	$0	$6.5 billion	$9.7 billion	$0	$0	$572 million
Bertie Thomson	0	4	142	0	0	5
	$0	$6.5 billion	$5.2 billion	$0	$0	$426 million

Brown Advisory Sustainable International Leaders Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance Based
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Priyanka Agnihotri	0	0	8	0	0	0
	$0	$0	$228 million	$0	$0	$0

Conflicts of Interest for the Portfolio Managers. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than the Fund or other accounts. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. Brown Advisory Limited may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable to differences in investment guidelines and timing of cash flows. Brown Advisory Limited also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of a Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Brown Advisory Limited has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

With respect to securities transactions for clients, Brown Advisory Limited determines which broker to use to execute each order. However, Brown Advisory Limited may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, Brown Advisory Limited has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where Brown Advisory Limited has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

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Information Concerning Compensation of Portfolio Managers. Brown Advisory Limited receives a fee based on the assets under management of the Brown Advisory Global Leaders Fund and Brown Advisory Sustainable International Leaders Fund as set forth in each Investment Sub-Advisory Agreement between Brown Advisory Limited and the Adviser on behalf of the Fund.  Brown Advisory Limited pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Funds.

The portfolio managers of Brown Advisory Limited receive a compensation package that includes various components, including a base salary and variable incentive bonus. The incentive bonus takes into consideration a number of factors including, but not limited to, performance, client satisfaction and service and the profitability of Brown Advisory Limited’s business. When evaluating a portfolio manager’s performance Brown Advisory Limited compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1, 3, and 5 year time period.

Fund	Benchmark Index
Brown Advisory Global Leaders Fund	MSCI ACWI Index
Brown Advisory Sustainable International Leaders Fund	MSCI ACWI ex U.S. Index

All portions of a portfolio manager’s compensation package are paid by Brown Advisory Limited and not by any client account.

Portfolio Managers Ownership in the Funds. As of June 30, 2026, the portfolio managers that retained decision making authority over the Brown Advisory Global Leaders Fund and Brown Advisory Sustainable International Leaders Fund beneficially owned shares of the Funds as summarized in the following table using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, and over $1,000,000.

Funds/Portfolio Managers	Dollar Range of Beneficial Ownership in the Fund as of 6/30/26
Brown Advisory Global Leaders Fund
Michael Dillon	None(1)
Bertie Thomson	None(2)
Brown Advisory Sustainable International Leaders Fund
Priyanka Agnihotri	$100,001-$500,000
(1) As of June 30, 2026, Mr. Dillon beneficially owned over $1,000,000 of the shares of the Brown Advisory Global Leaders Fund, a portfolio of Brown Advisory Funds plc, an Irish-registered investment company which has a principal investment strategy that is substantially similar to that of the Fund and for which Mr. Dillon also serves as a portfolio manager.

(2) As of June 30, 2026, Mr. Thomson beneficially owned over $1,000.000 of the shares of the Brown Advisory Global Leaders Fund, a portfolio of Brown Advisory Funds plc, an Irish-registered investment company which has a principal investment strategy that is substantially similar to that of the Fund and for which Mr. Thomson also serves as a portfolio manager.

Investment Sub-Adviser – Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory Emerging Markets Select Fund, and Brown Advisory – WMC Japan Equity Fund

Services of the Sub-Adviser – Wellington Management Company LLP

Pursuant to the Sub-Advisory Agreements (“Sub-Advisory Agreements”) entered into between the Adviser and Wellington Management Company LLP (“Wellington Management” or “WMC”) on behalf of each of the Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory Emerging Markets Select Fund, and Brown Advisory – WMC Japan Equity Fund, Wellington Management manages the securities of the Funds and makes investment decisions for the Funds subject to such policies as the Board of Trustees may determine. By its terms, the Sub-Advisory Agreements will continue in effect for so as long as such continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities of each Fund, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreements or interested persons of any such party, at a meeting called for the purpose of voting on the Sub-Advisory Agreements. The Sub-Advisory Agreements can be terminated at any time by the Board of Trustees, the Adviser, or by a majority of the

52

outstanding voting securities of a Fund, without payment of any penalty, on not less than 60 days’ written notice to Wellington Management, and Wellington Management may at any time, without the payment of any penalty, terminate these Sub-Advisory Agreements on not less than 60 days’ written notice to the Adviser. The Sub-Advisory Agreements automatically and immediately will terminate in the event of its assignment (as defined in the 1940 Act). The Adviser pays Wellington Management a fee equal to an annual rate of 0.55% of the average daily net assets of the Brown Advisory – WMC Strategic European Equity Fund, 0.55% of the average daily net assets of the Brown Advisory Emerging Markets Select Fund, and 0.50% of the average daily net assets of the Brown Advisory – WMC Japan Equity Fund.

Wellington Management’s activities are subject to general supervision by the Adviser and the Board of Trustees. Although the Adviser and the Board do not evaluate the investment merits of each of Wellington Management’s specific securities selections, they do review the performance of Wellington Management relative to the selection criteria.

The Adviser has ultimate responsibility for the investment performance of each Fund pursuant to its responsibility to oversee WMC and recommend its hiring and/or replacement.

Ownership of the Sub-Adviser

Wellington Management Company LLP, is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

Information Regarding the Portfolio Managers

The following information regarding each Fund’s portfolio manager(s) has been provided by Wellington Management.

Other Accounts Under Management. The table below identifies, for the portfolio manager of the Brown Advisory – WMC Strategic European Equity Fund, and the portfolio manager of the Brown Advisory Emerging Markets Select Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Information in the table is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance Based
Fund (1) and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brown Advisory – WMC Strategic European Equity Fund
C. Dirk Enderlein	2	11	19	0	0	0
	$54 million	$9.2 billion	$9.4 billion	$0	$0	$0
Brown Advisory Emerging Markets Select Fund
Niraj Bhagwat	0	10	5	0	0	0
	$0	$2.1 billion	$5.0 billion	$0	$0	$0
Brown Advisory – WMC Japan Equity Fund
Katsuhro Iwai	5	14	16	0	0	0
	$146 million	$2.7 billion	$1.3 billion	$0	$0	$0

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Conflicts of Interest for the Portfolio Managers

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such, as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s portfolio manager is primarily responsible for the day-to-day management of that Fund and may manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The portfolio managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account.  Consequently, the portfolio manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to the relevant Fund.

The portfolio manager or other investment professional at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the portfolio manager may purchase the same security for the Funds and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Funds’ holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Enderlein, Mr. Bhagwat and Mr. Iwai also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the portfolio manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager. Finally, the portfolio manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Information Concerning Compensation of Portfolio Managers.

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and the Adviser on behalf of the Funds.  Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of that Fund (“Portfolio Manager”) includes a base salary and incentive components. The

54

base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.  Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Funds managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager.  Each Portfolio Manager’s incentive payment relating to the Funds is linked to the gross pre-tax performance of the portion of each Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.  The Portfolio Manager may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations.  Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors.  Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.  Messrs. Enderlein and Bhagwat are Partners.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Brown Advisory – WMC Strategic European Equity Fund	MSCI Europe Index
Brown Advisory Emerging Markets Select Fund	MSCI Emerging Markets Index
Brown Advisory – WMC Japan Equity Fund	TOPIX Total Return Index

Portfolio Managers Ownership in the Funds. As of June 30, 2026, the portfolio managers that retained decision making authority over the Brown Advisory – WMC Strategic European Equity Fund and the Brown Advisory Emerging Markets Select Fund beneficially owned shares of such Funds as summarized in the following table using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, and over $1,000,000.

Fund/Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of 6/30/26
Brown Advisory – WMC Strategic European Equity Fund
C. Dirk Enderlein	None
Brown Advisory Emerging Markets Select Fund
Niraj Bhagwat	None
Brown Advisory – WMC Japan Equity Fund
Katshro Iwai	$100,001-$500,000

Investment Sub-Adviser – Brown Advisory Emerging Markets Select Fund

Services of the Sub-Adviser – Pzena Investment Management, LLC

Pursuant to a Sub-Advisory Agreement (“Sub-Advisory Agreement”) entered into between the Adviser and Pzena Investment Management, LLC (“Pzena”), Pzena manages the securities of the Brown Advisory Emerging Markets Select Fund and makes investment decisions for the Fund subject to such policies as the Board of Trustees may determine. By its terms, the Sub-Advisory Agreement will continue in effect for so as long as such continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Sub-Advisory Agreement. The Sub-Advisory Agreement can be terminated at any time by the Board of Trustees, the Adviser, or by a vote of a majority of the outstanding voting securities of the Brown Advisory Emerging Markets

55

Select Fund, without payment of any penalty, on not less than 60 days’ written notice to Pzena, and Pzena may at any time, without the payment of any penalty, terminate this Agreement on not less than 60 days’ written notice to the Adviser. The Sub-Advisory Agreement automatically and immediately will terminate in the event of its assignment (as defined in the 1940 Act). The Adviser pays Pzena a fee equal to an annual rate of 0.58% of the average daily net assets of the Fund.

Pzena’s activities are subject to general supervision by the Adviser and the Board of Trustees. Although the Adviser and the Board do not evaluate the investment merits of each of Pzena’s specific securities selections, they do review the performance of Pzena relative to the selection criteria.

The Adviser has ultimate responsibility for the investment performance of the Fund pursuant to its responsibility to oversee Pzena and recommend its hiring and/or replacement.

Ownership of the Sub-Adviser

Pzena Investment Management, LLC is an investment adviser which is registered under the Investment Advisers Act of 1940 and is headquartered in New York. Pzena Investment Management, LLC manages assets in a variety of value-oriented investment strategies across a wide range of market capitalizations in both U.S. and non-U.S. capital markets. The firm is 100% privately owned by its employee members and certain other partners, including former employees.

Information Regarding Portfolio Managers

The following information regarding the portfolio managers for the Brown Advisory Emerging Markets Select Fund has been provided by Pzena.

Other Accounts Under Management. The table below identifies, for the portfolio manager of the Brown Advisory Emerging Markets Select Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Information in the table is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance Based
Fund and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brown Advisory Emerging Markets Select Fund
Rakesh Bordia	21	39	42	1	1	0
	$14.4 billion	$6.7 billion	$12.5 billion	$402 million	$599 million	$0
Caroline Cai	24	67	59	2	4	0
	$16.6 billion	$30.3 billion	$18.2 billion	$2.4 billion	$1.0 billion	$0
Allison Fisch*	21	39	42	1	1	0
	$14.4 billion	$6.7 billion	$12.5 billion	$402 million	$599 million	$0
Akhil Subramanian	7	21	19	1	1	0
	$4.8 billion	$3.2 billion	$6.6 billion	$402 million	$599 million	$0
Yinan Zhao**	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

*Effective January 1, 2027, Ms. Fisch will no longer serve as a portfolio manager to the Fund.
**Effective January 1, 2027, Mr. Zhao serves as a portfolio manager to the Fund.

Conflicts of Interest for the Portfolio Managers

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In Pzena’s view, conflicts of interest may arise in managing the fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Pzena Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling such conflicts.

Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that these procedures will detect every situation in which a conflict could arise.

The management of multiple Pzena Accounts inherently carries the risk that there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by using one investment approach (i.e., classic value investing), and by managing all Pzena Accounts on a strategy-specific basis.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Pzena Account, the fund may not be able to take full advantage of that opportunity; however, Pzena has adopted procedures for allocating portfolio transactions across Pzena Accounts so that each Pzena Account is treated fairly. With respect to partial fills for an order, depending on the size of the execution, Pzena may choose to allocate the executed shares on a pro-rata basis, or on a random basis. As with all trade allocations each Pzena Account generally receives pro-rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding a Pzena Account from an otherwise acceptable IPO or new issue investment include the Pzena Account having FINRA restricted person status, lack of available cash to make the purchase, a client-imposed trading prohibition on IPOs or on the business of the issuer, and brokerage restrictions.

With respect to securities transactions for the Pzena Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders when it believes doing so will be beneficial to the Pzena Accounts. However, with respect to certain Pzena Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the fund and another Pzena Account, which may temporarily impact the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the fund or other Pzena Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including fund shareholders’ interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and certain related persons, whether or not such securities are purchased or sold on behalf of the Pzena Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to ongoing reporting requirements and annual and quarterly certification requirements. In addition, no Access Person shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase, within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of Pzena’s principals, affiliates or employees or their immediate family that are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment of client accounts.

Pzena manages some Pzena Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying a performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product-specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives. These measures help Pzena mitigate some of the conflicts that its management of private investment companies would otherwise present. Investment personnel of the firm or its affiliates may be permitted to be commercially or

57

professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

Information Concerning Compensation of Portfolio Managers

Portfolio managers and other investment professionals at Pzena are compensated through a combination of a fixed base salary (set annually), performance bonus and equity ownership, if appropriate due to superior performance. The time frame that Pzena examines for bonus compensation is annual. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based on investment performance or assets under management. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and contributions that he/she has made and is likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.

As a part of Pzena’s compensation package, eligible employees whose compensation is in excess of certain thresholds are required to defer a portion of that excess. These deferred amounts may be invested, at the employee's discretion, in certain designated investment options.

In terms of a retirement plan, Pzena offers a defined contribution profit sharing plan with a 401(k) deferral component. All full-time employees and certain part-time employees who have met the age and length of service requirements are eligible to participate in the plan. The plan allows participating employees to make elective deferrals of compensation up to the annual limits which are set by law. The plan provides for a discretionary annual contribution by the operating company which is determined by a formula based on the salaries of eligible employees as defined by the plan.

Portfolio Managers Ownership in the Fund. As of June 30, 2026, each portfolio manager that retained decision making authority over the Brown Advisory Emerging Markets Select Fund’s management beneficially owned shares of the Fund as summarized in the following table using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, and over $1,000,000.

Fund/Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of 6/30/26
Brown Advisory Emerging Markets Select Fund
Rakesh Bordia	None
Caroline Cai	None
Allison Fisch*	None
Akhil Subramanian	None
Yinan Zhao**	None

*Effective January 1, 2027, Ms. Fisch will no longer serve as a portfolio manager to the Fund.
**Effective January 1, 2027, Mr. Zhao serves as a portfolio manager to the Fund.

Investment Sub-Adviser – Brown Advisory – Beutel Goodman Large-Cap Value Fund

Services of the Sub-Adviser – Beutel, Goodman & Company Ltd.

Pursuant to a Sub-Advisory Agreement (“Sub-Advisory Agreement”) entered into between the Adviser and Beutel, Goodman & Company Ltd. (“Beutel Goodman” or the “Sub-Adviser”), on behalf of the Fund, Beutel Goodman manages the securities of the Fund and makes investment decisions for the Fund subject to such policies as the Board of Trustees may determine. By its terms, the Sub-Advisory Agreement will continue in effect for so as long as such continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting

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on the Sub-Advisory Agreement. The Sub-Advisory Agreement can be terminated at any time by the Board of Trustees, the Adviser, or by a vote of a majority of the outstanding voting securities of the Fund, without payment of any penalty, on not less than 60 days’ written notice to Beutel Goodman, and Beutel Goodman may at any time, without the payment of any penalty, terminate the Sub-Advisory Agreement on not less than 60 days’ written notice to the Adviser. The Sub-Advisory Agreement automatically and immediately will terminate in the event of its assignment (as defined in the 1940 Act). The Adviser pays Beutel Goodman a fee equal to an annual rate of 0.225% of the average daily net assets of the segment of the Fund that it sub-advises.

Beutel Goodman’s activities are subject to general supervision by the Adviser and the Board of Trustees. Although the Adviser and the Board do not evaluate the investment merits of each of Beutel Goodman’s specific securities selections, they do review the performance of Beutel Goodman relative to the selection criteria.

The Adviser has ultimate responsibility for the investment performance of the Fund pursuant to its responsibility to oversee Beutel Goodman and recommend its hiring and/or replacement.

Ownership of the Sub-Adviser

Beutel Goodman is a privately-owned, independent Canadian investment manager with principal offices at 20 Eglinton Avenue West, Suite 2000, P.O. Box 2005, Toronto, Ontario, Canada M4R 1K8. Beutel Goodman is majority owned by its employees. Affiliated Managers Group, Inc., a Boston-based asset management holding company, holds a minority interest in the firm.

Information Regarding Portfolio Managers

The following information regarding the Brown Advisory – Beutel Goodman Large-Cap Value Fund’s portfolio managers has been provided by the Beutel Goodman.

Other Accounts Under Management. The table below identifies, for the portfolio managers of the Brown Advisory – Beutel Goodman Large-Cap Value, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Information in the table is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance Based
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rui Cardoso	0	36	33	0	0	0
	$0	$2.3 billion	$2.4 billion	$0	$0	$0
Glenn Fortin	0	36	33	0	0	0
	$0	$2.3 billion	$2.4 billion	$0	$0	$0

Conflicts of Interest for the Portfolio Managers.

Beutel Goodman has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of the Fund and their management of other accounts.  Potential areas of conflict could involve allocation of investment opportunities and trades among the Fund and other accounts, use of information regarding the timing of the Fund’s trades, and personal investing activities.  Beutel Goodman has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  However, there is no guarantee that such policies and procedures will be effective or that Beutel Goodman will anticipate all potential conflicts of interest.

Information Concerning Compensation of the Portfolio Managers.

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The portfolio managers are compensated in various forms.  The portfolio managers’ salary and retirement plan benefits are not based directly on the performance of the Brown Advisory – Beutel Goodman Large-Cap Value Fund or the value of the Fund’s assets. Bonus compensation is based on the Brown Advisory – Beutel Goodman Large-Cap Value Fund’s performance as compared to peers and relevant indices, paid over rolling 3-year periods. Portfolio managers are also compensated through their ownership of private shares of Beutel Goodman.

Portfolio Managers Ownership in the Fund. As of June 30, 2026, each portfolio manager that retained decision making authority over the Brown Advisory – Beutel Goodman Large-Cap Value Fund’s management beneficially owned shares of the Fund as summarized in the following table using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, and over $1,000,000.

Fund/Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of 6/30/26
Brown Advisory – Beutel Goodman Large-Cap Value
Rui Cardoso	None
Glenn Fortin	None

Advisory Fees

The Adviser’s fee is calculated as a percentage of each Fund’s average daily net assets. The fee, if not waived, is accrued daily by each Fund and is assessed to each class based on average net assets for the previous month. The Adviser’s fee is paid monthly based on average net assets for the prior month.

In addition to receiving its advisory fee from each Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in each Fund. If you have a separately managed account with the Adviser with assets invested in a Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

The Adviser may also receive compensation from certain omnibus account providers for providing shareholder services to Fund shareholders.

The following table shows the dollar amount of the fees payable by each Fund to the Adviser, the amount of fees waived by the Adviser, if any, and the actual fees received by the Adviser. The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

Fund/Fiscal Year End*	Advisory Fee Accrued	Advisory Fee Waived and/or Expenses Reimbursed	Recouped Fees and Expenses	Net Advisory Fee Received
Brown Advisory Growth Equity Fund
Year Ended June 30, 2026	$2,585,325	$0	$0	$2,585,325
Year Ended June 30, 2025	$5,213,858	$0	$0	$5,213,858
Year Ended June 30, 2024	$11,163,764	$0	$0	$11,163,764
Brown Advisory Flexible Equity Fund
Year Ended June 30, 2026	$4,203,169	$0	$0	$4,203,169
Year Ended June 30, 2025	$4,143,680	$0	$0	$4,143,680
Year Ended June 30, 2024	$3,382,149	$0	$0	$3,382,149
Brown Advisory Sustainable Growth Fund
Year Ended June 30, 2026	$34,527,261	$0	$0	$34,527,261
Year Ended June 30, 2025	$47,705,230	$0	$0	$47,705,230
Year Ended June 30, 2024	$44,709,096	$0	$0	$44,709,096
Brown Advisory Small-Cap Growth Fund
Year Ended June 30, 2026	$5,964,342	$0	$0	$5,964,342

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Fund/Fiscal Year End*	Advisory Fee Accrued	Advisory Fee Waived and/or Expenses Reimbursed	Recouped Fees and Expenses	Net Advisory Fee Received
Year Ended June 30, 2025	$11,838,825	$0	$0	$11,838,825
Year Ended June 30, 2024	$17,495,020	$0	$0	$17,495,020
Brown Advisory Small-Cap Fundamental Value Fund
Year Ended June 30, 2026	$10,027,898	$0	$0	$10,027,898
Year Ended June 30, 2025	$11,566,211	$0	$0	$11,566,211
Year Ended June 30, 2024	$10,832,482	$0	$0	$10,832,482
Brown Advisory Sustainable Small-Cap Core Fund
Year Ended June 30, 2026	$895,228	-$113,462	$0	$781,766
Year Ended June 30, 2025	$765,203	-$100,400	$0	$664,803
Year Ended June 30, 2024	$544,959	-$92,246	$0	$452,713
Brown Advisory Sustainable Value Fund
Year Ended June 30, 2026	$1,058,667	-$73,879	$0	$984,788
Year Ended June 30, 2025	$792,003	-$74,924	$0	$717,079
Year Ended June 30, 2024	$412,864	-$75,923	$0	$336,941
Brown Advisory Global Leaders Fund
Year Ended June 30, 2026	$15,902,686	$0	$0	$15,902,686
Year Ended June 30, 2025	$13,850,998	$0	$0	$13,850,998
Year Ended June 30, 2024	$10,818,764	$0	$0	$10,818,764
Brown Advisory Sustainable International Leaders Fund
Year Ended June 30, 2026	$292,401	-$142,831	$0	$149,570
Year Ended June 30, 2025	$280,147	-$116,788	$0	$163,359
Year Ended June 30, 2024	$235,469	-$104,346	$0	$131,123
Brown Advisory Intermediate Income Fund
Year Ended June 30, 2026	$406,335	$0	$0	$406,335
Year Ended June 30, 2025	$371,376	$3,864	$3,096	$370,608
Year Ended June 30, 2024	$358,475	$47,676	$0	$310,799
Brown Advisory Sustainable Bond Fund
Year Ended June 30, 2026	$1,693,553	$0	$0	$1,693,553
Year Ended June 30, 2025	$1,734,450	$0	$0	$1,734,450
Year Ended June 30, 2024	$1,788,733	$0	$0	$1,788,733
Brown Advisory Maryland Bond Fund
Year Ended June 30, 2026	$517,932	$0	$0	$517,932
Year Ended June 30, 2025	$505,391	$0	$0	$505,391
Year Ended June 30, 2024	$499,594	$0	$0	$499,594
Brown Advisory Tax-Exempt Bond Fund
Year Ended June 30, 2026	$3,463,860	$0	$0	$3,463,860
Year Ended June 30, 2025	$3,041,771	$0	$0	$3,041,771
Year Ended June 30, 2024	$2,528,277	$0	$0	$2,528,277
Brown Advisory Tax-Exempt Sustainable Bond Fund
Year Ended June 30, 2026	$972,030	$0	$0	$972,030
Year Ended June 30, 2025	$873,602	$0	$0	$873,602
Year Ended June 30, 2024	$870,961	$0	$0	$870,961
Brown Advisory Mortgage Securities Fund
Year Ended June 30, 2026	$833,487	$0	$0	$833,487

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Fund/Fiscal Year End*	Advisory Fee Accrued	Advisory Fee Waived and/or Expenses Reimbursed	Recouped Fees and Expenses	Net Advisory Fee Received
Year Ended June 30, 2025	$870,085	$0	$0	$870,085
Year Ended June 30, 2024	$869,152	$0	$0	$869,152
Brown Advisory – WMC Strategic European Equity Fund
Year Ended June 30, 2026	$6,490,081	$0	$0	$6,490,081
Year Ended June 30, 2025	$3,714,220	$0	$0	$3,714,220
Year Ended June 30, 2024	$2,576,769	$0	$0	$2,576,769
Brown Advisory Emerging Markets Select Fund
Year Ended June 30, 2026	$7,515,493	$0	$0	$7,515,493
Year Ended June 30, 2025	$5,694,560	$0	$0	$5,694,560
Year Ended June 30, 2024	$5,179,044	$0	$0	$5,179,044
Brown Advisory – Beutel Goodman Large-Cap Value Fund
Year Ended June 30, 2026	$5,755,515	$0	$0	$5,755,515
Year Ended June 30, 2025	$8,604,338	$0	$0	$8,604,338
Year Ended June 30, 2024	$7,815,836	$0	$0	$7,815,836
Brown Advisory – WMC Japan Equity Fund
Year Ended June 30, 2026	$4,104,830	$0	$12,480	$4,117,310
Year Ended June 30, 2025(1)	$929,993	-$12,480	$0	$917,513
1.The Brown Advisory – WMC Japan Equity Fund commenced operations on September 30, 2024.

For the fiscal year ended June 30, 2026, the Adviser waived $113,462 in expenses for the Sustainable Small-Cap Core Fund, $73,879 in expenses for the Sustainable Value Fund, $142,831 in expenses for the Sustainable International Leaders Fund. The Adviser may recoup any waived amounts from the Funds if such reimbursement does not cause the Funds to exceed its existing expense limitations or the limitation in place at the time the reduction was originally made and the amount recouped is made within three years after the date on which the Adviser incurred the expense. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any recoupment of previously waived fees and/or expenses. At June 30, 2026, the cumulative amounts of previously waived fees that the Adviser may recoup from the Funds is shown in the following table:

Fund	June 30,
	2027	2028	2029	Total
Brown Advisory Sustainable Small-Cap Core Fund	$92,246	$100,400	$113,462	$306,108
Brown Advisory Sustainable Value Fund	$75,923	$74,924	$73,879	$224,726
Brown Advisory Sustainable International Leaders Fund	$104,346	$116,788	$142,831	$363,965

During the year ended June 30, 2026, the Adviser recovered $12,480 of previously waived fees in the WMC Japan
Equity Fund.

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Sub-Advisory Fees
The Adviser pays Brown Advisory Limited a fee out of its advisory fee that is based on a percentage of the average daily net assets managed by Brown Advisory Limited. For the fiscal years ended June 30, 2026, 2025 and 2024, the following fee, as a percentage of the average daily net assets of the Brown Advisory Global Leaders Fund and Brown Advisory Sustainable International Leaders Fund was paid to Brown Advisory Limited:

	Percentage of average daily net assets	Net Sub‑Advisory Fee Paid
Brown Advisory Global Leaders Fund
Year Ended June 30, 2026	0.39%	$9,541,611
Year Ended June 30, 2025	0.39%	$8,310,599
Year Ended June 30, 2024	0.39%	$6,491,258

Brown Advisory Sustainable International Leaders Fund
Year Ended June 30, 2026	0.375%	$146,201
Year Ended June 30, 2025	0.375%	$140,074
Year Ended June 30, 2024	0.375%	$117,734

The Adviser pays Wellington Management a fee out of its advisory fee that is based on a percentage of the average daily net assets managed by Wellington Management. For the fiscal years ended June 30, 2026, 2025, and 2024, the following sub-advisory fee, as a percentage of the Brown Advisory – WMC Strategic European Equity and Brown Advisory Emerging Markets Select Fund was paid by the Adviser to Wellington Management:

Fund /Fiscal Year End	Percentage of average daily net assets	Net Sub‑Advisory Fee Paid
Brown Advisory – WMC Strategic European Equity Fund
Year Ended June 30, 2026	0.55%	$3,966,161
Year Ended June 30, 2025	0.55%	$2,269,801
Year Ended June 30, 2024	0.55%	$1,574,692
Brown Advisory Emerging Markets Select Fund
Year Ended June 30, 2026	0.55%	$2,753,001
Year Ended June 30, 2025	0.55%	$2,093,851
Year Ended June 30, 2024	0.55%	$1,873,082
Brown Advisory - WMC Japan Equity Fund
Year Ended June 30, 2026	0.50%	$2,565,519
Year Ended June 30, 2025*	0.50%	$581,245
* The Brown Advisory – WMC Japan Equity Fund commenced operations on September 30, 2024.

The Adviser pays Pzena a fee out of its advisory fee that is based on a percentage of the average daily net assets managed by Pzena. For the fiscal years ended June 30, 2026, 2025 and 2024, the following fee, as a percentage of the Brown Advisory Emerging Markets Select Fund’s average daily net assets, was paid to Pzena:

	Percentage of average daily net assets	Net Sub‑Advisory Fee Paid
Brown Advisory Emerging Markets Select Fund
Year Ended June 30, 2026	0.58%	$1,937,700
Year Ended June 30, 2025	0.58%	$1,457,864
Year Ended June 30, 2024	0.58%	$1,358,789
The Adviser pays Beutel Goodman a fee out of its advisory fee that is based on a percentage of the average daily net assets managed by Beutel Goodman. For the fiscal years ended June 30, 2026, 2025, and 2024, the following fee as

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a percentage of the Brown Advisory - Beutel Goodman Large-Cap Value Fund average daily net assets, was paid to Beutel Goodman & Company, Ltd.

	Percentage of average daily net assets	Net Sub‑Advisory Fee Paid
Brown Advisory – Beutel Goodman Large-Cap Value Fund
Year Ended June 30, 2026	0.225%	$2,877,757
Year Ended June 30, 2025	0.225%	$4,302,169
Year Ended June 30, 2024	0.225%	$3,907,918
Expense Limitation Agreements

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) in order to limit each Fund’s total expenses as follows:

Fund	Institutional Shares	Investor Shares	Advisor Shares
Brown Advisory Growth Equity Fund	0.82%	0.97%	1.22%
Brown Advisory Flexible Equity Fund	0.82%	0.97%	1.22%
Brown Advisory Sustainable Growth Fund	0.82%	0.97%	1.22%
Brown Advisory Small-Cap Growth Fund	1.04%	1.19%	1.44%
Brown Advisory Small-Cap Fundamental Value Fund	1.03%	1.18%	1.43%
Brown Advisory Sustainable Small-Cap Core Fund	0.93%	1.08%	1.33%
Brown Advisory Sustainable Value Fund	0.70%	0.85%	1.10%
Brown Advisory Global Leaders Fund	0.87%	1.02%	1.27%
Brown Advisory Sustainable International Leaders Fund	0.85%	1.00%	1.25%
Brown Advisory Intermediate Income Fund	0.48%	0.53%	0.78%
Brown Advisory Sustainable Bond Fund	0.53%	0.58%	0.83%
Brown Advisory Maryland Bond Fund	0.55%	0.60%	0.85%
Brown Advisory Tax-Exempt Bond Fund	0.62%	0.67%	0.92%
Brown Advisory Tax-Exempt Sustainable Bond Fund	0.62%	0.67%	0.92%
Brown Advisory Mortgage Securities Fund	0.55%	0.60%	0.85%
Brown Advisory – WMC Strategic European Equity Fund	1.11%	1.26%	1.51%
Brown Advisory Emerging Markets Select Fund	1.17%	1.32%	1.57%
Brown Advisory – Beutel Goodman Large-Cap Value Fund	0.70%	0.85%	1.10%
Brown Advisory – WMC Japan Equity Fund	1.00%	1.15%	1.40%

Under the Expense Limitation Agreements, the Adviser may recapture waived fees and expenses borne for a three-year period under specified conditions.

The Expense Limitation Agreements will remain in effect until October 31, 2027. The contractual waivers and expense reimbursements may be changed or eliminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the Board of Trustees.

Other Provisions of Advisory Agreement and Sub-Advisory Agreements

The Adviser and the Sub-Advisers are not affiliated with Fund Services, the Trust’s administrator, fund accountant and transfer agent, or any company affiliated with Fund Services. The Advisory Agreement and Sub-Advisory Agreements remain in effect for a period of two years from the date of their initial effectiveness. Subsequently, the Advisory Agreement and Sub-Advisory Agreements must be approved at least annually by the Board or by majority

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vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement and Sub-Advisory Agreements are terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser and/or Sub-Advisers on 60 days’ written notice to the Trust. The Advisory Agreement and Sub-Advisory Agreements terminate immediately upon assignment (as defined in the 1940 Act).

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Likewise, under the Sub-Advisory Agreements, the Sub-Advisers are not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Distributor

Distribution Services

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (“ALPS”), serves as each Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Pursuant to the distribution agreement between the Trust and ALPS adopted on February 20, 2019 (the “Distribution Agreement”), ALPS acts as each Fund’s principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of each Fund’s shares. ALPS is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). ALPS is a wholly-owned subsidiary of SS&C Technologies, Inc., a publicly-traded company providing global investment and financial services.

The Distribution Agreement between the Trust and ALPS has an initial term of two years and subsequently will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on a 60-day written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by ALPS on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan – (Advisor Shares)

On May 2, 2012, the Trust adopted a distribution plan for their Advisor Shares pursuant to Rule 12b‑1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, each Fund pays a fee to the Distributor for distribution services (the “Distribution Fee”) at an annual rate of 0.25% for Advisor Shares of the Fund’s average daily net asset value of its Advisor Shares. The 12b-1 Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the 12b-1 Plan, or to provide certain shareholder services.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Advisor Shares of a Fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the 12b-1 Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports, the printing and mailing of sales literature pertaining to the Funds, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable.

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The 12b-1 Plan provides that it will continue from year to year upon approval by the majority vote of the Board, including a majority of the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the 12b-1 Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, currently cast in person at a meeting called for that purpose, provided that such trustees have made a determination that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its shareholders. It is also required that the trustees who are not “interested persons” of the Funds, select and nominate all other trustees who are not “interested persons” of the Funds. The 12b-1 Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund shares outstanding. All material amendments to the 12b-1 Plan or any related agreements must be approved by a vote of a majority of the Board and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The 12b-1 Plan requires that the Distributor provide to the Board, at least quarterly, a written report on the amounts and purpose of any payment made under the 12b-1 Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the 12b-1 Plan should be continued.

As noted above, the 12b-1 Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services) and for the provision of personal services to shareholders. The payments made by the Funds to financial intermediaries are based primarily on the dollar amount of assets invested in the Funds through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Funds’ 12b-1 Plan, the Funds may, from time to time, make payments under the 12b-1 Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Funds for their employees. In addition, the Funds may make payments under the 12b-1 Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Funds are discussed.

In addition, the Funds may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Distributor may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Funds’ shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Any material amendment to the 12b-1 Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes. The 12b-1 Plan may be terminated, with respect to a class or classes of the Fund, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.

The tables below show the amount of 12b-1 fees incurred and the allocation of such fees by Advisor Shares of the Funds for the fiscal year ended June 30, 2026.

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Fund*	12b-1 fees incurred
Brown Advisory Growth Equity Fund	$19,740
Brown Advisory Flexible Equity Fund	$21,987
Brown Advisory Sustainable Growth Fund	$875,422
Brown Advisory Small-Cap Growth Fund	$16,111
Brown Advisory Small-Cap Fundamental Value Fund	$4,716
Brown Advisory Sustainable Small-Cap Core Fund	$—
Brown Advisory Sustainable Value Fund	$—
Brown Advisory Global Leaders Fund	$—
Brown Advisory Sustainable International Leaders Fund	$—
Brown Advisory Intermediate Income Fund	$4,583
Brown Advisory Sustainable Bond Fund	$—
Brown Advisory Maryland Bond Fund	$—
Brown Advisory Tax-Exempt Bond Fund	$—
Brown Advisory Tax-Exempt Sustainable Bond Fund	$—
Brown Advisory Mortgage Securities Fund	$—
Brown Advisory – WMC Strategic European Equity Fund	$38,778
Brown Advisory Emerging Markets Select Fund	$777
Brown Advisory – Beutel Goodman Large-Cap Value Fund	$—
Brown Advisory – WMC Japan Equity Fund	$—

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Fund*	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Expenses
Brown Advisory Growth Equity Fund	$0	$0	$19,740	$0	$0	$0
Brown Advisory Flexible Equity Fund	$0	$0	$21,987	$0	$0	$0
Brown Advisory Sustainable Growth Fund	$0	$0	$875,422	$0	$0	$0
Brown Advisory Small-Cap Growth Fund	$0	$0	$16,111	$0	$0	$0
Brown Advisory Small-Cap Fundamental Value Fund	$0	$0	$4,716	$0	$0	$0
Brown Advisory Sustainable Small-Cap Core Fund	$0	$0	$0	$0	$0	$0
Brown Advisory Sustainable Value Fund	$0	$0	$0	$0	$0	$0
Brown Advisory Global Leaders Fund	$0	$0	$0	$0	$0	$0
Brown Advisory Sustainable International Leaders Fund	$0	$0	$0	$0	$0	$0
Brown Advisory Intermediate Income Fund	$0	$0	$4,583	$0	$0	$0
Brown Advisory Sustainable Bond Fund	$0	$0	$0	$0	$0	$0
Brown Advisory Maryland Bond Fund	$0	$0	$0	$0	$0	$0
Brown Advisory Tax-Exempt Bond Fund	$0	$0	$0	$0	$0	$0
Brown Advisory Tax-Exempt Sustainable Bond Fund	$0	$0	$0	$0	$0	$0
Brown Advisory Mortgage Securities Fund	$0	$0	$0	$0	$0	$0
Brown Advisory – WMC Strategic European Equity Fund	$0	$0	$38,778	$0	$0	$0
Brown Advisory Emerging Markets Select Fund	$0	$0	$777	$0	$0	$0
Brown Advisory – Beutel Goodman Large-Cap Value Fund	$0	$0	$0	$0	$0	$0
Brown Advisory – WMC Japan Equity Fund	$0	$0	$0	$0	$0	$0

Shareholder Servicing Plan – (Advisor and Investor Shares)

Pursuant to the Shareholder Servicing Plan (the “Plan”) adopted by the Trust on May 2, 2012 with respect to the Advisor and Investor Shares of the Funds, the Adviser is authorized to provide, or arrange for others to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds (“Shareholder Servicing Activities”). Under the Plan, the Adviser may enter into shareholder service agreements with securities broker-dealers and other securities professionals (“Service Organizations”) who provide Shareholder Servicing Activities for their clients invested in the Funds.

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Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records relating for shareholders of the Funds; (2) aggregating and processing orders involving the shares of the Funds; (3) processing dividend and other distribution payments from the Funds on behalf of shareholders; (4) providing information to shareholders as to their ownership of Fund shares or about other aspects of the operations of the Funds; (5) preparing tax reports or forms on behalf of shareholders; (6) forwarding communications from the Funds to shareholders; (7) assisting shareholders in changing the Funds’ records as to their addresses, dividend options, account registrations or other data; (8) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Funds necessary for sub-accounting; (9) responding to shareholder inquiries relating to the services performed; (10) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (11) providing such other similar services as the Adviser may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

As compensation for the Shareholder Servicing Activities, each Fund (other than the Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund, and Brown Advisory Mortgage Securities Fund) pays the Adviser a fee of up to 0.15% of each Fund’s average daily net assets of its Advisor and Investor Shares. The Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund, and Brown Advisory Mortgage Securities Fund each pay the Adviser a fee of up to 0.05% of each Fund's average daily net assets of its Advisor and Investor Shares for Shareholder Servicing Activities.

Business Management Services

Pursuant to the Business Management Agreement, the Adviser also provides certain business management services to the Funds, including, without limitation, monitoring of the Funds’ relationships with third-party service providers, and assisting with necessary and appropriate services to the Board of the Trust. For these services, the Adviser is entitled to receive a fee from each Fund at a rate of 0.05% of the Fund’s average daily net assets.

The table below shows the amount of Business Management Services fees incurred by the Funds for the fiscal year ended June 30, 2026.

Fund*	Business Management Services Fee
Brown Advisory Growth Equity Fund	$215,444
Brown Advisory Flexible Equity Fund	$500,807
Brown Advisory Sustainable Growth Fund	$3,283,739
Brown Advisory Small-Cap Growth Fund	$350,844
Brown Advisory Small-Cap Fundamental Value Fund	$589,876
Brown Advisory Sustainable Small-Cap Core Fund	$52,661
Brown Advisory Sustainable Value Fund	$88,222
Brown Advisory Global Leaders Fund	$1,223,284
Brown Advisory Sustainable International Leaders Fund	$19,493
Brown Advisory Intermediate Income Fund	$67,723
Brown Advisory Sustainable Bond Fund	$282,259
Brown Advisory Maryland Bond Fund	$86,322
Brown Advisory Tax-Exempt Bond Fund	$577,310
Brown Advisory Tax-Exempt Sustainable Bond Fund	$162,005
Brown Advisory Mortgage Securities Fund	$138,915
Brown Advisory – WMC Strategic European Equity Fund	$360,560
Brown Advisory Emerging Markets Select Fund	$417,527
Brown Advisory – Beutel Goodman Large-Cap Value Fund	$639,502
Brown Advisory – WMC Japan Equity Fund	$256,552

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Securities Lending Activities

The Funds did not engage in any securities lending during the fiscal year ended June 30, 2026.

Other Fund Service Providers

Administrator and Accountant

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator to the Funds pursuant to an administration agreement (the “Administration Agreement”). Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, the Administrator will receive a portion of fees from the Funds as part of a bundled-fees agreement for services performed as fund administrator, fund accountant and transfer agent to the Trust.

For the periods shown below the Funds paid Fund Services the following:

Fund/ Fiscal year end	Fee Paid to Fund Services(1)
Brown Advisory Growth Equity Fund
Year Ended June 30, 2026	$103,726
Year Ended June 30, 2025	$191,728
Year Ended June 30, 2024	$441,490
Brown Advisory Flexible Equity Fund
Year Ended June 30, 2026	$234,987
Year Ended June 30, 2025	$220,811
Year Ended June 30, 2024	$182,290
Brown Advisory Sustainable Growth Fund
Year Ended June 30, 2026	$1,568,351
Year Ended June 30, 2025	$2,066,041
Year Ended June 30, 2024	$2,015,122
Brown Advisory Small-Cap Growth Fund
Year Ended June 30, 2026	$167,371
Year Ended June 30, 2025	$314,551
Year Ended June 30, 2024	$471,591
Brown Advisory Small-Cap Fundamental Value Fund
Year Ended June 30, 2026	$278,645
Year Ended June 30, 2025	$304,132
Year Ended June 30, 2024	$288,511
Brown Advisory Sustainable Small-Cap Core Fund
Year Ended June 30, 2026	$28,942
Year Ended June 30, 2025	$23,571

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Fund/ Fiscal year end	Fee Paid to Fund Services(1)
Year Ended June 30, 2024	$18,116
Brown Advisory Sustainable Value Fund
Year Ended June 30, 2026	$43,958
Year Ended June 30, 2025	$31,197
Year Ended June 30, 2024	$17,879
Brown Advisory Global Leaders Fund
Year Ended June 30, 2026	$597,694
Year Ended June 30, 2025	$484,758
Year Ended June 30, 2024	$398,786
Brown Advisory Sustainable International Leaders Fund
Year Ended June 30, 2026	$13,149
Year Ended June 30, 2025	$11,830
Year Ended June 30, 2024	$9,838
Brown Advisory Intermediate Income Fund
Year Ended June 30, 2026	$53,877
Year Ended June 30, 2025	$45,460
Year Ended June 30, 2024	$44,737
Brown Advisory Sustainable Bond Fund
Year Ended June 30, 2026	$164,337
Year Ended June 30, 2025	$157,798
Year Ended June 30, 2024	$166,165
Brown Advisory Maryland Bond Fund
Year Ended June 30, 2026	$50,112
Year Ended June 30, 2025	$48,158
Year Ended June 30, 2024	$54,478
Brown Advisory Tax-Exempt Bond Fund
Year Ended June 30, 2026	$294,488
Year Ended June 30, 2025	$249,706
Year Ended June 30, 2024	$227,519
Brown Advisory Tax-Exempt Sustainable Bond Fund
Year Ended June 30, 2026	$92,321
Year Ended June 30, 2025	$79,453
Year Ended June 30, 2024	$88,249
Brown Advisory Mortgage Securities Fund
Year Ended June 30, 2026	$127,845
Year Ended June 30, 2025	$128,667
Year Ended June 30, 2024	$137,804
Brown Advisory – WMC Strategic European Equity Fund
Year Ended June 30, 2026	$189,989
Year Ended June 30, 2025	$105,075
Year Ended June 30, 2024	$77,381
Brown Advisory Emerging Markets Select Fund
Year Ended June 30, 2026	$215,993
Year Ended June 30, 2025	$164,539
Year Ended June 30, 2024	$149,581
Brown Advisory – Beutel Goodman Large-Cap Value Fund
Year Ended June 30, 2026	$302,413

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Fund/ Fiscal year end	Fee Paid to Fund Services(1)
Year Ended June 30, 2025	$423,050
Year Ended June 30, 2024	$397,151
Brown Advisory – WMC Japan Equity Fund
Year Ended June 30, 2026	$134,064
Year Ended June 30, 2025(2)	$31,680
(1)Includes fees paid to U.S. Bancorp Fund Services, LLC for transfer agent, fund accounting and fund administration services.
(2)The Brown Advisory – WMC Japan Equity Fund commenced operations on September 30, 2024.

Custodian

U.S. Bank, National Association is the custodian for the Funds (the “Custodian”) and safeguards and controls the Funds’ cash and securities, determines income and collects interest on Fund investments. The Custodian’s address is 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. Fund Services and the Custodian are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Legal Counsel

Dechert LLP, 1900 K Street, NW, Washington, DC 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, located at 301 Mission Boulevard, Suite 1501, Baltimore, Maryland 21230, serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP provides audit services and tax return preparation and assistance.

PORTFOLIO TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Funds (other than for the Brown Advisory Global Leaders Fund, Brown Advisory Sustainable International Leaders Fund, Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory Emerging Markets Select Fund, Brown Advisory – Beutel Goodman Large-Cap Value Fund, and Brown Advisory - WMC Japan Equity Fund) and for the placement of the Funds’ securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. Each respective Sub-Adviser is responsible for portfolio transactions for the Brown Advisory Global Leaders Fund, the Brown Advisory Sustainable International Leaders Fund, the Brown Advisory – WMC Strategic European Equity Fund, the Brown Advisory Emerging Markets Select Fund, the Brown Advisory – Beutel Goodman Large-Cap Value Fund, and the Brown Advisory – WMC Japan Equity Fund.

How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom a Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There are usually no stated brokerage commissions paid for these securities, but the price usually includes an undisclosed commission or markup.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market

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maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser and/or Sub-Advisers will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser and/or Sub-Advisers will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

Commissions Paid

The table below shows the aggregate brokerage commissions paid by each Fund as well as aggregate commissions paid to an affiliate of the Fund, the Adviser or distributor or an affiliate thereof. The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

Fund	Total Brokerage Commissions	Total Brokerage Commissions Paid to an Affiliate of the Fund’s Advisor or Distributor	Percent of Brokerage Commissions Paid to an Affiliate of the Fund’s Advisor or Distributor	Percent of Transactions Executed by an Affiliate of the Fund’s Advisor or Distributor
Brown Advisory Growth Equity Fund
Year Ended June 30, 2026	$115,998	$0	0%	0%
Year Ended June 30, 2025	$161,313	$0	0%	0%
Year Ended June 30, 2024	$462,431	$0	0%	0%
Brown Advisory Flexible Equity Fund
Year Ended June 30, 2026	$101,568	$0	0%	0%
Year Ended June 30, 2025	$102,620	$0	0%	0%
Year Ended June 30, 2024	$95,704	$0	0%	0%
Brown Advisory Sustainable Growth Fund
Year Ended June 30, 2026	$2,107,241	$0	0%	0%
Year Ended June 30, 2025	$1,587,094	$0	0%	0%
Year Ended June 30, 2024	$1,201,121	$0	0%	0%
Brown Advisory Small-Cap Growth Fund
Year Ended June 30, 2026	$546,012	$0	0%	0%
Year Ended June 30, 2025	$910,092	$0	0%	0%
Year Ended June 30, 2024	$912,255	$0	0%	0%
Brown Advisory Small-Cap Fundamental Value Fund
Year Ended June 30, 2026	$1,070,316	$0	0%	0%
Year Ended June 30, 2025	$996,909	$0	0%	0%
Year Ended June 30, 2024	$862,985	$0	0%	0%
Brown Advisory Sustainable Small-Cap Core Fund
Year Ended June 30, 2026	$114,744	$0	0%	0%
Year Ended June 30, 2025	$65,495	$0	0%	0%
Year Ended June 30, 2024	$37,348	$0	0%	0%
Brown Advisory Sustainable Value Fund
Year Ended June 30, 2026	$42,189	$0	0%	0%
Year Ended June 30, 2025	$40,035	$0	0%	0%
Year Ended June 30, 2024	$28,633	$0	0%	0%

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Fund	Total Brokerage Commissions	Total Brokerage Commissions Paid to an Affiliate of the Fund’s Advisor or Distributor	Percent of Brokerage Commissions Paid to an Affiliate of the Fund’s Advisor or Distributor	Percent of Transactions Executed by an Affiliate of the Fund’s Advisor or Distributor
Brown Advisory Global Leaders Fund
Year Ended June 30, 2026	$1,314,972	$0	0%	0%
Year Ended June 30, 2025	$409,803	$0	0%	0%
Year Ended June 30, 2024	$272,038	$0	0%	0%
Brown Advisory Sustainable International Leaders Fund
Year Ended June 30, 2026	$44,667	$0	0%	0%
Year Ended June 30, 2025	$25,066	$0	0%	0%
Year Ended June 30, 2024	$22,166	$0	0%	0%
Brown Advisory Intermediate Income Fund
Year Ended June 30, 2026	$3,847	$0	0%	0%
Year Ended June 30, 2025	$3,898	$0	0%	0%
Year Ended June 30, 2024	$4,114	$0	0%	0%
Brown Advisory Sustainable Bond Fund
Year Ended June 30, 2026	$17,134	$0	0%	0%
Year Ended June 30, 2025	$24,216	$0	0%	0%
Year Ended June 30, 2024	$31,742	$0	0%	0%
Brown Advisory Maryland Bond Fund
Year Ended June 30, 2026	$0	$0	0%	0%
Year Ended June 30, 2025	$0	$0	0%	0%
Year Ended June 30, 2024	$0	$0	0%	0%
Brown Advisory Tax-Exempt Bond Fund
Year Ended June 30, 2026	$0	$0	0%	0%
Year Ended June 30, 2025	$0	$0	0%	0%
Year Ended June 30, 2024	$0	$0	0%	0%
Brown Advisory Tax-Exempt Sustainable Bond Fund
Year Ended June 30, 2026	$0	$0	0%	0%
Year Ended June 30, 2025	$0	$0	0%	0%
Year Ended June 30, 2024	$0	$0	0%	0%
Brown Advisory Mortgage Securities Fund
Year Ended June 30, 2026	$7,648	$0	0%	0%
Year Ended June 30, 2025	$5,706	$0	0%	0%
Year Ended June 30, 2024	$6,567	$0	0%	0%
Brown Advisory – WMC Strategic European Equity Fund
Year Ended June 30, 2026	$341,886	$0	0%	0%
Year Ended June 30, 2025	$185,399	$0	0%	0%
Year Ended June 30, 2024	$86,504	$0	0%	0%
Brown Advisory Emerging Markets Select Fund
Year Ended June 30, 2026	$821,023	$0	0%	0%
Year Ended June 30, 2025	$588,634	$0	0%	0%
Year Ended June 30, 2024	$597,107	$0	0%	0%
Brown Advisory – Beutel Goodman Large-Cap Value Fund
Year Ended June 30, 2026	$659,591	$0	0%	0%

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Fund	Total Brokerage Commissions	Total Brokerage Commissions Paid to an Affiliate of the Fund’s Advisor or Distributor	Percent of Brokerage Commissions Paid to an Affiliate of the Fund’s Advisor or Distributor	Percent of Transactions Executed by an Affiliate of the Fund’s Advisor or Distributor
Year Ended June 30, 2025	$580,072	$0	0%	0%
Year Ended June 30, 2024	$404,991	$0	0%	0%
Brown Advisory – WMC Japan Equity Fund
Year Ended June 30, 2026	$508,138	$0	0%	0%
Year Ended June 30, 2025(1)	$199,922	$0	0%	0%
(1) The Brown Advisory – WMC Japan Equity Fund commenced operations on September 30, 2024.

Adviser and/or Sub-Adviser Responsibility for Purchases and Sales

The Adviser and/or Sub-Advisers place orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser and/or Sub-Advisers. A Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser and/or Sub-Advisers in their best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

The Adviser and/or Sub-Advisers seek “best execution” for all portfolio transactions. This means that the Adviser and/or Sub-Advisers seek the most favorable price and execution available. The Adviser’s and/or Sub-Adviser’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

Choosing Broker-Dealers

A Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser and/or Sub-Advisers take into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser’s and/or Sub-Advisers’ duties, the Adviser and/or Sub-Advisers may consider payments made by brokers effecting transactions for a Fund. These payments may be made to a Fund or to other persons on behalf of a Fund for services provided to a Fund for which those other persons would be obligated to pay.

The Adviser and/or Sub-Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

Obtaining Research from Brokers

The Adviser and/or Sub-Advisers, as appropriate, have full brokerage discretion. The Adviser and/or Sub-Advisers evaluates the range and quality of a broker’s services in placing trades such as securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser and/or Sub-Advisers may give consideration to research services furnished by brokers to the Adviser and/or Sub-Advisers for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser’s and/or Sub-Adviser’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser and/or Sub-Advisers accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser and/or Sub-Advisers fees are not reduced by reason of receipt of research services. Most of the brokerage commissions for research are

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for investment research on specific companies or industries. And, because the Adviser and/or Sub-Advisers will follow a limited number of securities most of the commission dollars spent research will directly benefit clients and the Fund’s investors.

For the fiscal year ended June 30, 2026, the Funds paid the following brokerage commissions to brokers who also provided research services. The dollar values of the securities traded related to such research services provided for the fiscal year ended June 30, 2026 are also shown below:

Fund*	Commissions Paid for Soft-Dollar Arrangements	Dollar Value of Securities Traded
Brown Advisory Growth Equity Fund	$29,694	$225,207,111
Brown Advisory Flexible Equity Fund	$29,970	$107,737,198
Brown Advisory Sustainable Growth Fund	$542,247	$2,497,585,791
Brown Advisory Small-Cap Growth Fund	$56,104	$70,759,594
Brown Advisory Small-Cap Fundamental Value Fund	$227,133	$208,776,856
Brown Advisory Sustainable Small-Cap Core Fund	$29,435	$34,500,644
Brown Advisory Sustainable Value Fund	$10,757	$36,368,692
Brown Advisory Global Leaders Fund	$0	$0
Brown Advisory Sustainable International Leaders Fund	$0	$0
Brown Advisory Intermediate Income Fund	$0	$0
Brown Advisory Sustainable Bond Fund	$0	$0
Brown Advisory Maryland Bond Fund	$0	$0
Brown Advisory Tax-Exempt Bond Fund	$0	$0
Brown Advisory Tax-Exempt Sustainable Bond Fund	$0	$0
Brown Advisory Mortgage Securities Fund	$0	$0
Brown Advisory – WMC Strategic European Equity Fund	$0	$0
Brown Advisory Emerging Markets Select Fund	$172,236	$424,137,098
Brown Advisory – Beutel Goodman Large-Cap Value Fund	$163,114	$696,375,108
Brown Advisory – WMC Japan Equity Fund	$114,088	$634,178,177
Counterparty Risk

The Adviser and/or Sub-Advisers monitor the creditworthiness of counterparties to each Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

Transactions through Affiliates

The Adviser and/or Sub-Advisers may effect brokerage transactions through affiliates of the Adviser or the Sub-Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

Other Accounts of the Adviser and/or Sub-Adviser

Investment decisions for the Funds are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser, the Sub-Advisers or their affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s or Sub-Advisers’ opinion, is in the best interest of the affected accounts and is equitable to each and in

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accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser and/or Sub-Advisers occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

Portfolio Turnover

The frequency of portfolio transactions of each Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

For the fiscal years ended June 30, 2026 and June 30, 2025, the Funds had the following portfolio turnover rates:

	Portfolio Turnover Rates
Fund(1)	2026	2025
Brown Advisory Growth Equity Fund	48%	27%
Brown Advisory Flexible Equity Fund	17%	17%
Brown Advisory Sustainable Growth Fund	45%	32%
Brown Advisory Small-Cap Growth Fund	30%	28%
Brown Advisory Small-Cap Fundamental Value Fund	51%	39%
Brown Advisory Sustainable Small-Cap Core Fund	77%	43%
Brown Advisory Sustainable Value Fund	41%	29%
Brown Advisory Global Leaders Fund	42%	22%
Brown Advisory Sustainable International Leaders Fund	61%	47%
Brown Advisory Intermediate Income Fund	72%	50%
Brown Advisory Sustainable Bond Fund	123%	104%
Brown Advisory Maryland Bond Fund	22%	46%
Brown Advisory Tax-Exempt Bond Fund	29%	40%
Brown Advisory Tax-Exempt Sustainable Bond Fund	43%	37%
Brown Advisory Mortgage Securities Fund	257%	221%
Brown Advisory – WMC Strategic European Equity Fund	63%	47%
Brown Advisory Emerging Markets Select Fund	63%	59%
Brown Advisory – Beutel Goodman Large-Cap Value Fund	37%	27%
Brown Advisory – WMC Japan Equity Fund (1)	83%	73%

(1)The Brown Advisory – WMC Japan Equity Fund commenced operations on September 30, 2024.

Securities of Regular Broker-Dealers

From time to time, a Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during a Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of a Fund during the Fund’s last fiscal year; or (3) sold the largest amount of a Fund’s shares during the Fund’s last fiscal year.

As of the fiscal year ended June 30, 2026, the following Funds owned the following securities of their “regular brokers or dealers” or their parents:

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Fund	Security of “Regular Broker/Dealer” of the Portfolio	Value of Portfolio’s Aggregate Holding of Securities as of 6/30/26
Brown Advisory Flexible Equity Fund	Charles Schwab	$19,649,450
Brown Advisory Flexible Equity Fund	Bank of America	$16,761,522
Brown Advisory Sustainable Value Fund	Citigroup	$6,127,729
Brown Advisory Sustainable Value Fund	Bank of America	$5,684,553
Brown Advisory Sustainable Value Fund	Charles Schwab	$4,248,295
Brown Advisory Intermediate Income Fund	Citigroup	$1,460,343
Brown Advisory Intermediate Income Fund	US Bancorp	$1,448,424
Brown Advisory Intermediate Income Fund	Morgan Stanley	$1,445,312
Brown Advisory Intermediate Income Fund	Wells Fargo & Co	$707,469
Brown Advisory Intermediate Income Fund	JP Morgan	$477,528
Brown Advisory Sustainable Bond Fund	US Bancorp	$5,342,267

Portfolio Holdings

The Trust, on behalf of the Funds, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of each Fund. The Adviser has also adopted a policy with respect to disclosure of portfolio holdings of each Fund (the “Adviser’s Policy”), as have each of the Sub-Advisers (collectively, the “Sub-Advisers’ Policies”). Information about each Fund’s portfolio holdings will not be distributed to any third party except in accordance with the Trust’s portfolio holdings policies and the Adviser’s Policy and the Sub-Advisers’ Policies, as applicable (the “Disclosure Policies”). The Adviser and the Board considered the circumstances under which each Fund’s portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of a Fund’s shareholders and the interests of the Adviser, Sub-Advisers, the distributor or any other affiliated person of a Fund. After due consideration, the Adviser and the Board determined that each Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of a Fund. Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of each Fund’s shareholders and potential conflicts of interest in making such disclosures. The Disclosure Policies are each consistent with the Trust’s portfolio holdings disclosure policy and are used in furtherance of the Trust’s policy.

The Board exercises continuing oversight of the disclosure of each Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to the Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice to shareholders in its sole discretion.

Disclosure of each Fund’s complete holdings is required to be made after the periods covered by the Funds’ annual and semi-annual Form N-CSR filed with the SEC and in the quarterly holdings report on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds that are not sub-advised by a Sub-Adviser disclose their complete portfolio holdings on their website at www.brownadvisory.com/mf within 10 business days after the calendar month-end. The Funds that are sub-advised by a Sub-Adviser disclose their complete portfolio holdings on their website within 10 business days after the calendar quarter-end. In addition, for the Funds that are sub-advised by a Sub-Adviser, the top 10 holdings are updated and posted monthly on the Funds’ website within 10 days of the month-end. Portfolio holdings information posted on the Funds’ website may be separately provided to any person, commencing on the day after it is first published on the Funds’ website. In addition, each Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

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In the event of a conflict between the interests of a Fund and the interests of the Adviser, Sub-Advisers or an affiliated person of the Adviser or Sub-Advisers, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of a Fund to each of the following entities, which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Fund or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), distributor, proxy services, printers, liquidity, classification agents, and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when a Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

Service providers are subject to a duty of confidentiality pursuant to contract, applicable policies and procedures, or professional code and may not disclose non-public portfolio holdings information unless specifically authorized. In some cases, a service provider may be required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

•The recipient agrees to keep confidential any portfolio holdings information received.
•The recipient agrees not to trade on the non-public information received
•The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from the Adviser.

Portfolio holdings disclosure may also be made pursuant to prior written approval by the CCO. Prior to approving any such disclosure, the CCO will ensure that procedures, processes and agreements are in place to provide reasonable assurance that the portfolio holdings information will only be used in accordance with the objectives of the Disclosure Policies.

In no event shall the Adviser, Sub-Advisers, their affiliates or employees, a Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Disclosure Policies will protect the Funds from potential misuse of portfolio holdings information by individuals or entities to which it is disclosed.

In connection with providing investment advisory services to its clients, Wellington Management has ongoing arrangements to disclose non-public portfolio holdings information to the following parties: (1) Accenture performs certain operational functions on behalf of Wellington Management and has access to portfolio holdings on a daily basis, (2) Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis, (3) Acuity Knowledge Partners (formerly Moody’s Analytics Knowledge Service) performs certain investment guideline monitoring and coding activities on behalf of Wellington Management and has access to holdings information on a daily basis, (4) FactSet Research Systems Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis, (5) Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis, (6) Markit WSO Corporation performs certain operational functions on behalf of Wellington Management and receives syndicated bank loan portfolio holdings information on a daily basis, (7) MSCI, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis, and (8) State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis. Wellington also makes disclosures of portfolio holdings to other third parties where it does not identify specific clients.

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From time to time, the Adviser may make additional disclosure of the Funds’ portfolio holdings on the Funds’ website. Shareholders can access the Funds’ website at www.brownadvisory.com/mf for additional information about the Funds, including, without limitation, the periodic disclosure of their portfolio holdings.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of a Fund’s shares.

How to Buy Shares

In addition to purchasing shares directly from the Funds, you may purchase shares of the Funds through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. If you transmit your order to these Financial Intermediaries before the Fund’s close, which is the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

Shares are purchased at a Fund’s NAV next determined after Fund Services receives your order in proper form, as discussed in the Funds’ Prospectus. The Funds and the Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee receives the order. In order to receive that day’s NAV, Fund Services must receive your order in proper form before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, each Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there remains an adequate market to meet purchase and redemption orders for that day. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, each Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

In addition to cash purchases, a Fund’s shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy a Fund’s shares must be readily marketable, their acquisition consistent with each Fund’s objective and otherwise acceptable to the Adviser and the Board.

Automatic Investment Plan

As discussed in the Prospectus, the Funds provide an Automatic Investment Plan (“AIP”) for the convenience of investors who wish to purchase shares of a Fund on a regular basis. All record keeping and custodial costs of the AIP are paid by a Fund. The market value of a Fund’s shares is subject to fluctuation. Prior to participating in the AIP the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

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How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to a Fund or through your Financial Intermediary.

Payments to shareholders for shares of a Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Fund’s transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of a Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem a Fund’s shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder a Fund or its authorized agents may carry out the instructions and/or to respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, a Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

Fund Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If Fund Services fails to employ reasonable procedures, a Fund and Fund Services may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, that to the extent permitted by applicable law, neither a Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact Fund Services.

Redemptions In-Kind

The Trust has filed an election under Rule 18f-1 of the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur subsequent brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Each Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although a Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the event a Fund held illiquid securities and elected to make a pro rata in-kind redemption, such distribution may contain a pro rata portion of such illiquid securities or a Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. Each Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by

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resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

Distributions

Distributions of net investment income will be reinvested at the Fund’s NAV (unless you elect to receive distributions in cash) as of the payment date. Distributions of capital gain will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

Additional Payments to Dealers

The Adviser, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds’ shares.

Set forth below is a list of the member firms of FINRA to which the Adviser, the Distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the fiscal year ended June 30, 2026 (“Additional Payments”). Such payments are in addition to any amounts paid to such FINRA firms in the form of fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectus in the section entitled “Choosing a Shares Class - Additional Payments to Dealers.” Any additions, modification, or deletions to the member firms identified in this list that have occurred since June 30, 2026, are not reflected:

FINRA MEMBER FIRMS:
•Ameriprise Financial Services, LLC
•Ascensus, LLC
•Broadridge Business Process Outsourcing, LLC
•Charles Schwab & Co., Inc.
•Fidelity Brokerage Services LLC
•Goldman Sachs & Co.
•J.P. Morgan Securities LLC
•Lincoln Retirement Services Company, LLC
•LPL Financial LLC
•Merrill Lynch, Pierce, Fenner & Smith Incorporated
•Morgan Stanley & Co.
•Pershing LLC
•Principal Life Insurance Company
•Raymond James & Associates, Inc.
•RBC Capital Markets, LLC
•TIAA-CREF Individual and Institutional Services, LLC
•UBS Financial Services Inc.
•Vanguard Marketing Corporation
•Wells Fargo Clearing Services, LLC

The prospect of receiving, or the receipt of, additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

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TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting a Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of a Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date of the Prospectus. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the Federal, state, local and foreign tax consequences of an investment in a Fund.

Qualification as a Regulated Investment Company

Each Fund intends, for each tax year, to qualify as a “regulated investment company” under the Code.

Federal Income Tax Consequences of Qualification

As a regulated investment company, a Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company, generally a Fund must satisfy the following requirements:

•The Fund must distribute an amount at least equal to the sum of 90% of its investment company taxable income, determined without regard to any deduction for dividends paid, plus 90% of its net tax-exempt interest, if any, each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement (the “Distribution Requirement”)).

•The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stocks, securities, and currencies, or other income (including gains from options and futures contracts) derived from its business of investing in such stocks, securities, and currencies and net income derived from interests in qualified publicly traded partnerships.

•The Fund must satisfy the following asset diversification tests at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer , or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships.

While each Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each tax year of an aggregate amount sufficient to satisfy the Distribution Requirement and eliminate Federal income tax, a Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for those purposes. A Fund that uses equalization accounting will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of

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such income and gain that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any tax year, the Fund may be liable for Federal income and/or excise tax, and, if the Distribution Requirement has not been met, may also be unable to continue to qualify for tax treatment as a regulated investment company (see discussion below on what happens if a Fund fails to qualify for that treatment).

Failure to Qualify

If for any tax year a Fund does not qualify for tax treatment as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will generally be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income and net tax-exempt interest (if any) for each tax year. Distribution of investment company taxable income is taxable to you as ordinary income.

A portion of a Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals, under current law, at a maximum Federal income tax rate of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts). A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent a Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. A Fund’s distributions of dividends that it received from REITs generally do not constitute “qualified dividend income.”

A portion of a Fund’s distributions, to the extent derived from dividends from domestic corporations, may be eligible for the corporate dividends-received deduction if certain holding period and other requirements are met.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends and taxable income from MLPs. Treasury regulations allow a Fund to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of a Fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through. However, the regulations do not provide a mechanism for the Fund to pass through to its shareholders MLP net income, if any, or the 20% deduction with respect to taxable income from MLPs.

Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

A 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

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Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but a Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction. If a Fund retains for investment an amount equal to all or a portion of its net capital gain, it will be taxed on the amount retained (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 21%). In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for Federal income tax purposes, in their Fund shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

As reflected in the following table, each Fund may have capital loss carryovers (unutilized capital losses from prior years). Net capital losses can be carried forward without expiration.

As of June 30, 2026, the capital loss carryovers available to offset future capital gains are as follows:

Fund*	Short-Term	Long-Term	Total
Brown Advisory Growth Equity Fund	$---	$---	$---
Brown Advisory Flexible Equity Fund	$---	$---	$---
Brown Advisory Sustainable Growth Fund	$---	$---	$---
Brown Advisory Small-Cap Growth Fund	$---	$---	$---
Brown Advisory Small-Cap Fundamental Value Fund	$---	$---	$---
Brown Advisory Sustainable Small-Cap Core Fund	$---	$---	$---
Brown Advisory Sustainable Value Fund	$---	$---	$---
Brown Advisory Global Leaders Fund	$---	$---	$---
Brown Advisory Sustainable International Leaders Fund	$---	$---	$---
Brown Advisory Intermediate Income Fund	$(3,583,746)	$(10,176,331)	$(13,760,077)
Brown Advisory Sustainable Bond Fund	$(48,704,724)*	$(51,122,874)*	$(99,287,598)
Brown Advisory Maryland Bond Fund	$(1,197,098)	$(10,541,901)	$(11,738,999)
Brown Advisory Tax-Exempt Bond Fund	$(30,361,977)	$(71,107,093)	$(101,469,070)
Brown Advisory Tax-Exempt Sustainable Bond Fund	$(3,708,621)	$(18,381,407)	$(22,090,028)
Brown Advisory Mortgage Securities Fund	$(25,234,670)	$(10,650,044)	$(35,884,714)
Brown Advisory-WMC Strategic European Equity Fund	$---	$---	$---
Brown Advisory Emerging Markets Select Fund	$---	$---	$---
Brown Advisory – Beutel Goodman Large-Cap Value Fund	$---	$---	$---
Brown Advisory – WMC Japan Equity Fund	$---	$---	$---

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*      Subject to an annual use limitation.

In determining its net capital gain, including also in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

A Fund’s ability to use certain tax benefits could be limited if the Fund experiences an “ownership change” within the meaning of Section 382 of the Code. Such tax benefits include net capital losses and certain built-in losses. An ownership change may occur if there is a greater than 50% change in the value of the stock of the Fund owned by five percent shareholders during the testing period (generally three years). An ownership change may be triggered by the purchase and sale, redemption, or new issuance of Fund shares or by a merger of the Fund with another regulated investment company.

The Funds operate using a fiscal and taxable year ending on June 30 of each year.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the amount of cash that would have been received instead of such shares.

You may purchase shares with a NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by a Fund into account in the tax year in which they are received. However, a distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

Each Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

Distributions - Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund and Brown Advisory Tax-Exempt Sustainable Bond Fund

The Code permits the character of tax-exempt interest distributed by a regulated investment company to “flow through” as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Code. Each of the Brown Advisory Maryland Bond Fund, the Brown Advisory Tax-Exempt Bond Fund and the Brown Advisory Tax-Exempt Sustainable Bond Fund intends to satisfy the 50% requirement to permit its distributions of tax-exempt interest to be treated as such for regular Federal income tax purposes in the hands of their shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Brown Advisory Maryland Bond Fund, the Brown Advisory Tax-Exempt Bond Fund or the Brown Advisory Tax-Exempt

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Sustainable Bond Fund is expected to be eligible for the reduced individual tax rates applicable to qualified dividend income or the corporate dividends-received deduction.

Although a significant portion of the distributions by the Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, and Brown Advisory Tax-Exempt Sustainable Bond Fund generally is expected to be exempt from Federal income taxes, these Funds may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular Federal income tax, is subject to the Federal alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular Federal income tax will constitute taxable income to these Funds. Taxable income or gain may also arise from taxable investments including securities lending transactions, repurchase agreements and options and futures transactions and from municipal obligations acquired at a market discount. Accordingly, it is possible that a significant portion of the distributions of these Funds will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable. Any interest on indebtedness incurred or continued to purchase or carry the shares of the Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund or Brown Advisory Tax-Exempt Sustainable Bond Fund to which exempt-interest dividends is allocated is not deductible.

In addition, as discussed below, a sale, exchange or redemption of shares in the Fund will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Funds after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend. Further, any capital loss arising from the sale, exchange or redemption of shares in the Fund held for six months or less, will be disallowed to the extent of the amount of exempt-interest dividends received on such shares.

Exempt-interest dividends, ordinary dividends, if any, and capital gains distributions from the Fund, and any capital gains or losses realized from the sale or exchange of Fund shares, may be subject to state and local taxes, although, in certain states, exempt interest dividends may be exempt from taxation in that state to the extent derived from tax-exempt interest on municipal securities issued by that state.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Funds, the Adviser and its affiliates and the Funds’ counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are “substantial users” (or persons related thereto) of facilities financed thereby. No investigation has been made as to the users of the facilities financed by bonds in the Funds’ portfolios. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Funds since the acquisition of shares of the Funds may result in adverse tax consequences to them.

Certain Tax Rules Applicable to the Funds’ Transactions

For Federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Some of the debt securities that may be acquired by a Fund may be treated as debt securities that are issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in

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income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Additionally, some of the debt securities that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income. A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

A Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income to maintain its status as a regulated investment company and that it does not become subject to U.S. Federal income or excise tax.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. A Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256 of the Code.

Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 contracts.

Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract, certain financial

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contracts or options denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, generally increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

A Fund may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each tax year (as well as on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividend income.”

A Fund or some of the REITs in which a Fund may invest will be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

If at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization,

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multiplied by the highest federal income tax rate imposed on corporations. It is not expected that a substantial portion of the Fund’s assets will be residual interests in REMICs.  Additionally, the Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Federal Excise Tax

A 4% nondeductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount at least equal to the sum of: (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ended on October 31 of the calendar year; plus (3) all ordinary taxable income and capital gains for previous years that were not distributed during such years. The balance of each Fund’s income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, a Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses (and certain other ordinary gains and losses) incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. A Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Sale, Exchange or Redemption of Shares

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange or redemption (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares and will be disallowed to the extent of the amount of exempt-interest distributions received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

A shareholder who redeems shares of a Fund in-kind generally will recognize a gain or a loss equal to the difference between the market value of the securities and other assets received by the shareholder in redemption of its shares at the time of the redemption and the shareholder’s basis in the Fund shares redeemed. Persons redeeming Fund shares in-kind should consult their own tax advisors with respect to the tax treatment of any redemption transaction.

Each Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, a Fund will use average cost as its default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

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Backup Withholding

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury at a rate under current law of 24% of taxable distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded if proper documentation is provided.

State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

Foreign Income Tax

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund subject to certain exceptions. However, there can be no assurance that a Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

Foreign Shareholders

The foregoing discussion relates only to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons (“foreign shareholders”) should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund including the likelihood that taxable distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate for eligible investors). Two categories of dividends, “short-term capital gain dividends” and “interest-related dividends,” if reported by a Fund in writing to its shareholders, are generally exempt from such withholding tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. Depending on the circumstances, a Fund may report all, some or none of the Fund’s potentially eligible dividends as eligible for exemption from withholding tax, and a portion of the Fund’s distributions (e.g., interest and dividends from non-U.S. sources or any non-U.S. currency gains) would be ineligible for such exemption. In order to qualify for this exemption from withholding, a non-U.S. shareholder must have provided appropriate withholding certificates (e.g., an executed W-8BEN, etc.) certifying foreign status. An investment in a Fund may also be included in determining a foreign shareholder’s U.S. estate tax liability.

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The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Maryland Taxes (Brown Advisory Maryland Bond Fund)

Distributions attributable to interest received by the Fund on Maryland municipal obligations and certain U.S. government obligations are generally exempt from Maryland state and local income taxes. Distributions attributable to the Fund’s other income or gains, however, are generally subject to these taxes. Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for purposes of Maryland state or local income tax.

Distributions of income derived from interest on Maryland municipal obligations may not be exempt from taxation under the laws of states other than Maryland.

To the extent the Fund receives interest on certain private activity bonds, a proportionate part of the exempt-interest dividends paid by the Fund may be treated as an item of tax preference for the Federal alternative minimum tax and Maryland’s tax on tax preference items. In addition to the preference item for interest on private activity bonds, corporate shareholders must include the full amount of exempt-interest dividends in computing tax preference items for purposes of the alternative minimum tax.

If you borrow money to purchase or carry shares of the Fund, the interest on your debt generally is not deductible for Federal income tax purposes.

OTHER MATTERS

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.

As of September 30, 2026, the Trustees and Officers as a group owned less than 1% of the outstanding shares of each Fund and each class of shares of each Fund As of September 30, 2026, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Fund	Shareholder and Address	Percentage of Class Owned
Brown Advisory Growth Equity Fund Institutional Shares	SEI Private Trust Company c/o Bny Mellon Attn: Mutual Fund Admin 1 Freedom Valley Drive Oaks, Pa 19456-9989	25.65%
	Reliance Trust Co FBO Salem Trust Eb R/r PO Box 570788 Atlanta, GA 30357-3114	24.74%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	10.78%

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Fund	Shareholder and Address	Percentage of Class Owned
	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	7.24%
	Pershing LLC 1 Pershing Plz Fl 14 Jersey City, NJ 07399-0002	6.62%
Brown Advisory Growth Equity Investor Shares	Charles Schwab & Co., Inc. Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	64.75%
	National Financial Services LLC 499 Washington, Blvd FL 4 New Jersey, NJ 07310-2010	13.48%
Brown Advisory Growth Equity Fund Advisor Shares	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit Of Its Customers 4800 Deer Lake DR E Jacksonville, FL 32246-6484	29.02%
	National Financial Services LLC 499 Washington, Blvd FL 4 New Jersey, NJ 07310-2010-2010	23.46%
	Charles Schwab & Co., Inc. Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	18.74%
	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	8.87%
	Pershing LLC 1 Pershing Plz FL 14 Jersey City, NJ 07399-2052	6.18%
Brown Advisory Flexible Equity Fund Institutional Shares	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	30.71%
	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	21.44%
	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	15.79%
	Capinco c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	12.48%
	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	8.77%
Brown Advisory Flexible Equity Fund Investor Shares	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	71.92%

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Fund	Shareholder and Address	Percentage of Class Owned
	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	11.67%
Brown Advisory Flexible Equity Fund Advisor Shares	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	51.98%
	Pershing LLC P O Box 2052 Jersey City, NJ 07303-2052	10.54%
	Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	9.65%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	9.62%
	Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customers 2801 Market St Saint Louis, MO 63103-2523	6.13%
Brown Advisory Sustainable Growth Fund Institutional Shares	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	26.60%
	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	15.70%
	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	8.94%
	Reliance Trust Company FBO T Rowe Price Retirement Plan Clients PO Box 78446 Atlanta, GA 30357	7.56%
Brown Advisory Sustainable Growth Fund Investor Shares	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	51.64%
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Customers Of Mssb 1 New York Plz Fl 12 New York, NY 10004-1965	12.69%

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Fund	Shareholder and Address	Percentage of Class Owned
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	10.85%
	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr San Diego, CA 92121-3091	8.25%
Brown Advisory Sustainable Growth Fund Advisor Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	20.08%
	National Financial Services LLC 499 Washington, Blvd FL 4 New Jersey, NJ 07310-2010	19.90%
Brown Advisory Small-Cap Growth Fund Institutional Shares	Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customers 2801 Market St Saint Louis, MO 63103-2523	22.18%
	JP Morgan Securities LLC For Exclusive Benefit Of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn, NY 11245-0003	15.29%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	13.70%
	Tiaa Trust, N.a. As Cust/ttee Of Retirement Plans Record Kept By Tiaa Attn: Fund Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	7.25%
	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	6.93%
	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	6.07%
Brown Advisory Small-Cap Growth Fund Investor Shares	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	51.95%
	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr San Diego, CA 92121-3091	13.77%
	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	8.98%
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Fund	Shareholder and Address	Percentage of Class Owned
	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	5.81%
Brown Advisory Small-Cap Growth Fund Advisor Shares	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	29.90%
	Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customers 2801 Market St Saint Louis, MO 63103-2523	26.81%
	Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	17.77%
	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	14.41%
Brown Advisory Small-Cap Fundamental Value Fund Institutional Shares	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	40.31%
	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	20.35%
	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	9.45%
	Charles Schwab & Company Inc Attn: Mutual Funds Sf215fmt-05 211 Main St San Francisco, CA 94105-1901	7.52%
	Capinco c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	6.91%
Brown Advisory Small-Cap Fundamental Value Fund Investor Shares	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	42.22%
	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	33.82%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	6.18%
	Capinco C/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	5.21%
Brown Advisory Small-Cap Fundamental Value Fund Advisor Shares	Charles Schwab & Co., Inc. Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	46.77%

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Fund	Shareholder and Address	Percentage of Class Owned
	National Financial Services LLC 499 Washington, Blvd FL 4 New Jersey, NJ 07310-2010	37.91%
Brown Advisory Sustainable Small-Cap Core Fund Institutional Shares	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	46.85%
	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	23.95%
	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	8.90%
	Capinco c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	7.65%
Brown Advisory Sustainable Small-Cap Core Fund Investor Shares	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	75.40%
	Default Funds Attn: Cust 1 Freedom Valley Dr Oaks, PA 19456-9989	12.83%
	Us Bank NA Cust David G Buth Roth Ira Tucson, AZ 85712	8.56%	(1)
Brown Advisory Sustainable Value Fund Institutional Shares	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	59.50%
	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	16.88%
	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	11.37%
Brown Advisory Sustainable Value Fund Investor Shares	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	53.79%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	19.82%
	Thomas F O’Neil III & Nancy D O’Neil JTWROS c/o Brown Advisory LLC 901 South Bond St Baltimore, MD 21231	11.98%	(1)
Brown Advisory Global Leaders Fund Institutional Shares	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	33.74%

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Fund	Shareholder and Address	Percentage of Class Owned
	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	27.64%
	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	17.56%
	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	9.29%
Brown Advisory Global Leaders Fund Investor Shares	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	41.66%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	20.85%
	Morgan Stanley Smith Barney LLC Special Custody Acct For The Exclusive Benefit Of Customers Of Mssb 1 New York Plz Fl 12 New York, NY 10004-1965	10.41%
Brown Advisory Sustainable International Leaders Fund Institutional Shares	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	71.90%
	Pershing LLC 1 Pershing Plz Fl 14 Jersey City, NJ 07399-0002	15.38%
Brown Advisory Sustainable International Leaders Fund Investor Shares	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	57.82%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	23.92%
	Allan J Dietemann & Linda B Dietemann Jtwros Bellevue, WA 98008	5.46%	(1)
Brown Advisory Intermediate Income Fund Investor Shares	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	43.35%
	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	14.46%

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Fund	Shareholder and Address	Percentage of Class Owned
	SEI Investments Guernsey Ltd SEI Nominees Guernsey Ltd Re Bal W8 Non Us Clients 30% Cash SEI Investments Attn SWP RECS 1st Fl Alphabeta 14-18 Finsbury Sq London United Kingdom Ec2a 1br	11.07%
	Capinco c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	10.45%
	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	10.03%
Brown Advisory Intermediate Income Fund Advisor Shares	Us Bank Na Cust Michael Kochowiec Ira Antioch, CA 94509	19.20%	(1)
	Raymond James & Assoc Inc 880 Carillon Pkwy St Petersburg, FL 33716-1100	13.91%
	Raymond James & Assoc Inc 880 Carillon Pkwy St Petersburg, FL 33716-1100	12.46%
	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	9.74%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	6.59%
	Morgan Stanley Smith Barney LLC Special Custody Acct For The Exclusive Benefit Of Customers Of Mssb 1 New York Plz Fl 12 New York, NY 10004-1965	5.16%
Brown Advisory Sustainable Bond Fund Institutional Shares	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	23.24%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	21.11%
	SEI Investments Guernsey Ltd SEI Nominees Guernsey Ltd Re Bal W8 Non Us Clients 30% Cash SEI Investments Attn: SWP RECS 1st Fl Alphabeta 14-18 Finsbury Sq London United Kingdom Ec2a 1br	15.64%
	Capinco c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	11.06%

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Fund	Shareholder and Address	Percentage of Class Owned
	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	7.47%
	Brown Brothers Harriman & Co Cust FBO BJB - NRA Omnibus Attn: Mutual Fund Services 140 Broadway New York, NY 10005-1108	6.85%
	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	6.84%
Brown Advisory Sustainable Bond Fund Investor Shares	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	37.42%
	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr San Diego, CA 92121-3091	20.65%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	19.87%
	Equity Trust 1 Equity Way Westlake, OH 44145-1050	7.66%
	Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	5.94%
Brown Advisory Maryland Bond Fund Investor Shares	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	62.33%
	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, Ca 94105-1901	14.68%
	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	13.71%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	6.14%
Brown Advisory Tax-Exempt Bond Fund Institutional Shares	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	37.67%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	27.85%

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Fund	Shareholder and Address	Percentage of Class Owned
	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	22.70%
	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	6.40%
Brown Advisory Tax-Exempt Bond Fund Investor Shares	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	61.55%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	15.00%
	Morgan Stanley Smith Barney LLC Special Custody Acct For The Exclusive Benefit Of Customers Of MSSB 1 New York Plz Fl 12 New York, NY 10004-1965	14.29%
Brown Advisory Tax-Exempt Sustainable Bond Fund Investor Shares	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	47.12%
	Washinco 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	29.85%
	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	8.41%
	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	6.17%
Brown Advisory Mortgage Securities Fund Institutional Shares	SEI Private Trust Company Attn: Mutual Fund Administrator c/o Principal Financial One Freedom Valley Drive Oaks, PA 19456-9989	27.65%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	24.28%
	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	18.56%
	Capinco c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	12.81%
	Pershing LLC 1 Pershing Plz Fl 14 Jersey City, NJ 07399-0002	5.11%

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Fund	Shareholder and Address	Percentage of Class Owned
Brown Advisory Mortgage Securities Fund Investor Shares	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	80.33%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	8.70%
	State Street Bank Trustee And/or Custodian Cust FBO Adp Access Point 1 Lincoln St Boston, MA 02111-2901	8.48%
Brown Advisory - WMC Strategic European Equity Fund Investor Shares	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	58.84%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	18.91%
	JP Morgan Securities LLC For Exclusive Benefit Of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn, NY 11245-0003	6.21%
	Morgan Stanley Smith Barney LLC Special Custody Acct For The Exclusive Benefit Of Customers Of Mssb 1 New York Plz Fl 12 New York, NY 10004-1965	5.91%
Brown Advisory - WMC Strategic European Equity Fund Institutional Shares	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	32.77%
	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	29.09%
	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	22.49%
	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	5.10%
Brown Advisory - WMC Strategic European Equity Fund Advisor Shares	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	83.87%
	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	6.30%

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Fund	Shareholder and Address	Percentage of Class Owned
	Morgan Stanley Smith Barney LLC Special Custody Acct For The Exclusive Benefit Of Customers Of Mssb 1 New York Plz Fl 12 New York, NY 10004-1965	5.39%
Brown Advisory Emerging Markets Select Fund Institutional Shares	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	38.38%
	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	28.38%
	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	16.61%
Brown Advisory Emerging Markets Select Fund Investor Shares	Naidot & Co c/o Bessemer Trust Co FBO Hopkins Florida Comm Prop - Cus 100 Woodbridge Center Dr Woodbridge, NJ 07095-1162	37.71%	(1)
	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr San Diego, CA 92121-3091	26.72%
	SEI Private Trust Company C/o M&t Bank Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks, PA 19456-9989	17.68%
	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	14.10%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	1.42%
Brown Advisory Emerging Markets Select Fund Advisor Shares	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	55.78%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	22.09%
	Pershing LLC 1 Pershing Plz Fl 14 Jersey City, NJ 07399-0002	12.04%
	Vonetta G Lewis Pflugerville, TX 78660	8.29%	(1)

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Fund	Shareholder and Address	Percentage of Class Owned
Brown Advisory - Beutel Goodman Large-Cap Value Fund Institutional Shares	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	39.59%
	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	18.44%
	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	12.98%
	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	5.94%
Brown Advisory - Beutel Goodman Large-Cap Value Fund Investor Shares	Charles Schwab & Co., Inc. Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	94.10%
Brown Advisory - WMC Japan Equity Fund- Institutional Shares	National Financial Services LLC 499 Washington Blvd Fl 4 Jersey City, NJ 07310-2010	40.32%
	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	37.14%
	Band & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	10.51%
Brown Advisory - WMC Japan Equity Fund- Investor Shares	Katsuhiro Iwai Setagaya-ku, Japan 1580096	84.57%	(1)
	Washington & Co c/o Us Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	8.16%
	Charles Schwab & Co Inc Special Custody A/c FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	7.27%
(1)Indicates beneficial ownership.

Proxy Voting Procedures

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Proxy Voting Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser or Sub-Advisers, as applicable, subject to the Board’s continuing oversight. The Trust Proxy Voting Policies require that the Adviser and the Sub-Advisers vote proxies received in a manner consistent with the best interests of the Funds and their shareholders. The Adviser has adopted its own separate Proxy Voting Policies and Procedures (the “Adviser’s Proxy Voting Policies”) and each of the Sub-Advisers have adopted their own respective Proxy Voting Policies and Procedures (the “Sub-Adviser Proxy Voting Policies”), and copies of the Adviser’s Proxy Voting Policies and copies of the Sub-Adviser Proxy Voting Policies are attached hereto in Appendix B to this SAI.

The Adviser and each of the Sub-Advisers recognize that under certain circumstances they may have a conflict of interest in voting proxies on behalf of the Funds. A “conflict of interest,” means any circumstance when the Adviser

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or the applicable Sub-Adviser (including their respective officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of the Funds and their shareholders in how proxies of that particular issuer are voted. The Adviser and each of the Sub-Advisers will comply with the Trust Proxy Voting Procedures as they relate to the resolution of conflicts of interest with respect to voting shares of the Funds.

The Trust will file a Form N-PX containing each Fund’s complete proxy voting record for the 12-months ended June 30, no later than August 31st of each year. Form N-PX for the Funds will be available without charge, upon request, by calling (800) 540-6807 (toll free) or (414) 203-9064 and also on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust, the Adviser, the Sub-Advisers and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Funds and personnel of the Trust, the Adviser, the Sub-Advisers and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, are available on the SEC’s website at www.sec.gov.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

Capital Stock

The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest.  The Trust’s Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.  Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion.  When issued for payment as described in the Prospectus and this SAI, the shares will be fully paid and non-assessable.

The Board of Trustees has authorized three separate classes of shares for each Fund - Institutional Shares, Investor Shares and Advisor Shares.  The shares of each class of the Fund represent an interest in the same portfolio of investments of the Fund. Some classes may currently not be available for sale by a Fund.

With respect to voting rights of shareholders, each share outstanding entitles the holder to one vote.  On certain issues, such as the election of Trustees, all shares of the Trust vote together.  The shareholders of a Fund, however, would vote separately on issues affecting only that Fund, such as the approval of a change in a fundamental investment restriction for the Fund.  Also, the shareholders of a particular class will vote separately on issues affecting only that particular class.

105

With respect to dividend rights, the shareholders of each class of a Fund are entitled to receive dividends or other distributions declared by the Fund for each such class. No shares of the Funds have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of a Fund and will be paid pro rata to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date.  The amount of dividends per share may vary between separate share classes of a Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Funds’ Board of Trustees.

Financial Statements

The Form N-CSR filed with the SEC for the fiscal year ended June 30, 2026 are separate documents supplied with this SAI and the financial statements, accompanying notes and reports of independent registered public accounting firm appearing therein are incorporated by reference in this SAI.

Copies of the Form N-CSR filed with the SEC may be obtained, without charge, upon request by contacting U.S. Bank Global Fund Services at the address or telephone number listed on the cover of this SAI. Copies of the annual report to Shareholders may be obtained, without charge, upon request by contacting U.S. Bank Global Fund Services at the address or telephone number listed on the cover of this SAI.

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APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1. A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low).”

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to “AAA” ratings and ratings below the “CCC” category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term credit ratings provide opinions on risk of default. Morningstar DBRS considers the risk of default to be the risk that an issuer will fail to satisfy the financial obligations in accordance with the terms under which a long-term obligation has been issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low).” The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

• Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR.”

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

APPENDIX B – PROXY VOTING POLICIES
BROWN ADVISORY LLC AND BROWN ADVISORY LIMITED
PROXY VOTING POLICY ON SECURITIES
Brown Advisory (hereafter ‘the Firm’) considers proxy voting to be an important part of executing our responsibilities to our clients. When clients designate voting authority to the Firm, we seek to vote proxies in line with our fiduciary duty. Overall, the Firm aims to vote in favor of proposals that we believe will maximize shareholder value over time.
This policy contains the considerations and preferences that guide our proxy voting on securities—including differences between our process for institutional strategies and for advisory clients—followed by our general Proxy Voting Guidelines, developed in consultation with Institutional Shareholder Services Inc. (ISS).
This Policy is designed to ensure that the Firm votes proxies in the best interest of clients, so as to promote the long-term economic value of the underlying securities. These votes are informed by the consideration of any material and applicable information.
Governance and Oversight
Proxy voting is overseen by a Proxy Voting Committee consisting of colleagues from teams around the Firm including equity research, legal and compliance, sustainable investing, client service and operations. The Proxy Voting Committee is responsible for approving any changes to the Proxy Voting Policy. The Proxy Voting Policy is reviewed on at least an annual basis.
Proxy Advisory Services
To facilitate the proxy voting process, the Firm has engaged Institutional Shareholder Services Inc. (“ISS”), an unaffiliated, third-party proxy voting service, to provide proxy research and voting recommendations. In addition, the Firm subscribes to ISS’s proxy vote management system, which provides a means to receive and vote proxies, as well as services for record-keeping, auditing, reporting and disclosure regarding votes. However, securities held within institutional equity strategies are voted on a case-by-case basis, meaning, we do not rely exclusively on the proxy policy, and complement our proxy provider’s research with our own in-house research to arrive at independent decisions, when needed. The Firm will regularly review our relationship with ISS in order to assess its capacity and competency to provide services to the Firm and to review certain of its significant policies and procedures, including those governing conflicts of interests, error identification and correction and processes to evaluate additional information received during the proxy process.
Voting Responsibilities
With respect to securities held in our institutional equity strategies, determining how a vote will be cast begins with our research analysts and, ultimately, rests with the portfolio managers for each Brown Advisory strategy. While we use the recommendations of ISS as a baseline for our voting, especially for routine management proposals, we vote each proposal after consideration on a case-by-case basis.
Client Specific Guidelines
From time to time, clients may prefer to elect alternative voting guidelines. In cases where a client desires to elect alternative voting guidelines, the Firm will work with the client and ISS to identify appropriate alternative voting guidelines. Where no appropriate pre-defined alternative guidelines are available, the Firm will endeavor to work with the client to define and set up guidelines to vote proxies on a case-by-case basis. If pre- defined alternative ISS policy guidelines are selected that the Firm has not previously implemented, members of the Firm’s proxy voting committee will review the policy and determine whether it may be offered to a broader array of clients as part of the on-boarding process. The Firm may recommend a departure from specific aspects of the selected policy’s guidelines when it deems such a departure to be in the client’s best interest.
Institutional Proxy Voting Process
Proxy voting for our equity strategies that are marketed to the Firm’s institutional clients is overseen by a Proxy Voting Committee consisting of colleagues from teams around the Firm including equity research, legal and compliance, sustainable investing and operations.
The Committee is responsible for overseeing the proxy voting process. Determining how a vote will be cast begins with the research analysts and, ultimately, rests with the portfolio managers for each Brown Advisory equity investment strategy. While we use the recommendations generated based on the guidelines contained in this document as a baseline for our voting, especially for routine management proposals, we vote each proposal after consideration on a case-by-case basis.
For more detail on our Institutional Proxy Voting process, please see pp. 4-5 of this document.

Advisory Client Proxy Voting Process
Proxy voting for our Advisory clients (meaning clients for whom we manage customized accounts in a discretionary relationship according to their goals) is facilitated and monitored by our Proxy Voting Operations team. The team is responsible for arrangements with all custodial partners to have accounts set to electronic omnibus ballot distribution to our proxy voting agency, ISS. When omnibus ballot distribution is not supported, individualized account set up and distribution will be arranged.
Unless otherwise agreed with a client, Brown Advisory’s Proxy Voting Policy is assigned by default to our Advisory client accounts. This means that decisions made through the execution of the Institutional Proxy Voting process (including votes against policy) will also be reflected in the voting activity for Advisory Clients.
For more detail on our Advisory Client Proxy Voting process, please see pp. 5 of this document.
Impediments to Vote Execution
In recognition of its fiduciary obligations, the Firm generally endeavors to vote the proxies it receives. However, the Firm may abstain from voting proxies or allow for votes to be executed in line with the policy before full review is completed in certain circumstances. For example, the Firm may determine that abstaining from voting is appropriate if voting is not in the best interest of the client. In addition to abstentions due to material conflicts of interest, situations in which we would not vote proxies might include:
■Circumstances where the cost of voting the proxy exceeds the expected benefits to the client.
■Circumstances where there are significant impediments to an efficient voting process, including with respect to non-US issuers where the vote requires translations or other burdensome conditions.
■Circumstances where the vote would not reasonably be expected to have a material effect on the value of the client’s investment.
■Circumstances where custodial procedural requirements are overly burdensome.

Reporting and Transparency
Brown Advisory publishes proxy voting activity for our internally managed mutual funds on its website and provides reporting to clients as required or requested.

BROWN ADVISORY PROXY VOTING POLICY ON SECURITIES
Proxy Voting Principles for Securities Held within our Institutional Strategies
The following principles serve as a foundation of our approach to proxy voting for securities held within our institutionally marketed equity strategies. For these securities, Brown Advisory’s equity research team has researched the company and generally is well-informed of any issues that are material to the company’s business model and practices. As such, we believe we are in a position to engage with companies on these issues both through proxy voting and other engagement practices.
■Proxy voting is our fiduciary duty. We hold ourselves responsible for aligning our investment decision- making process and our proxy voting, in order to be consistent about what we seek from companies we hold in our institutional portfolios. We seek investments that are building and protecting long-term shareholder value, and we align all proxy voting activity with this goal. Responsible management of sustainability issues may be one input to achieving long-term shareholder value, and as such, we may support those shareholder proposals that encourage company action on what we believe are material risks or opportunities. However, no goal – sustainability-related or otherwise – will supplant the goal of seeking long-term financial performance.
■Transparency is essential. Brown Advisory is committed to providing proxy reporting and standardized disclosure of our voting history, as well as publishing N-PX filings as required by law. Transparency is an important step in helping our clients evaluate whether we uphold our stated principles.
■Bottom-up due diligence should inform voting decisions. We seek to review each proposal that comes up for vote. Our analysts seek to dive below the surface and fully understand the implications of especially complex and material proposals. The recommended votes generated based on Brown Advisory’s proxy voting guidelines are taken into consideration, but do not determine our final decisions.
■Proxy voting can be a part of a larger program to encourage better management risks and opportunities that may affect the investment return. Proxy voting is one way to communicate with companies on risks and opportunities that may present a challenge or present an opportunity for a business, and in turn its investment returns. To complement our proxy voting process, and sometimes as result of it, our investment team might choose to pursue an extended engagement with a company as it relates to any information found during the due-diligence process for determining the vote.

Institutional Proxy Voting Process
Members of the Firm’s equity research team receive weekly notification of all upcoming meetings taking place at companies in their coverage. Fundamental research analysts guide vote recommendations on management proposals, and sustainable investment research analysts guide vote recommendations on shareholder proposals, with both groups working together to think through the relevant issues. Final vote decisions ultimately are made by the portfolio manager.
Proposals may require additional due diligence and benefit from collaborative investigation, and this is determined on a case-by-case basis. Where necessary, our analysts will conduct research on each proposal, which may include information contained in public filings, policy recommendations and management conversations. To enhance our analysis, we may collaborate with our internal and external networks, the resolution filer and/ or associated coalition, ISS analysts about their recommendation, the company itself and relevant industry experts. If our additional due diligence uncovers factual errors, incompleteness or inaccuracies in the information ISS uses to generate a vote recommendation, the Firm will seek to bring this to the attention of ISS.
In cases where the final voting recommendation is in line with our Proxy Voting Policy, the vote is cast automatically. When our recommendation diverges from the Policy the responsible analyst will contact the portfolio managers who own the company and who have final decision-making power to share their rationale. In most cases, the portfolio managers agree with the analyst’s recommendation, in rare cases they may overrule. In either case, the final recommendation is provided to Brown Advisory’s operations team, which documents the rationale for the vote and ensures vote execution. All votes cast against policy require approval from the Firm’s General Counsel or designee.
In the event that portfolio managers of different strategies disagree on the vote recommendation for a company they all own, a split vote may be conducted. In general, this disagreement is due to portfolio managers having unique views on an issue. When a split vote occurs, the Fund associated with each strategy are voted in line with the portfolio manager’s instruction. All other shares of the company held by Brown Advisory, including separately managed accounts, are split in a manner that is proportionate to the relative number of shares held across each institutional strategy. Split votes must be approved by the Firm’s General Counsel or designee.
Advisory Client Voting Process
Proxy voting for our Advisory clients is facilitated and monitored by our Proxy Voting Operations team. The team is responsible for arrangements with all custodial partners to have accounts set to electronic omnibus ballot distribution to our proxy voting agency, ISS. When omnibus ballot distribution is not supported, individualized account set up and distribution will be arranged. Unless otherwise agreed with a client, Brown Advisory’s Proxy Voting Policy is assigned by default to our Advisory client accounts.
The following exceptions can apply to standard voting for Advisory clients:
•Client Directed: A client will always retain her or his authority to request verbally and confirm in writing their request to:
◦Attend a meeting and vote
◦Vote in line with account owner request
◦Request a take no action or abstention
•No Voting: A client, during on-boarding, will have the ability to request accounts to be set to have voting ballots mailed directly to the account owner’s address.
•Holdings in Funds: All holdings owned by our Advisory client base also held in our fund complexes are overseen and governed by the voting practices detailed in the Institutional section.
•Client-specific Guidelines: Whereas we have a standard policy default, we have the capability to provide our Advisory clients with the option to customize their voting preferences. Should a client desire a customized approach, the Brown Advisory client team will work directly with the client, Brown Advisory Operations, and ISS to establish and implement client-specific guidelines.
•No ISS Recommendations: If a client is invested in a company where ISS will not be supplying voting recommendations (e.g., privately held companies), the analyst covering the company will supply voting recommendations. Should the company not be covered internally, the client’s portfolio manager will be notified and asked to instruct the vote.
The following voting practices are applied to separately managed portfolios:
•Brown Advisory institutional strategies held in a separately managed account (SMA): Holdings within Brown Advisory SMAs are overseen and governed by the Proxy Voting Committee and follow all protocols detailed in the Institutional section.

•Externally managed strategies held in a SMA: Holdings within an externally managed strategy held as a SMA are set up with the delegated and/or appointed manager for voting. In other terms, Brown Advisory yields voting authority to the appointed manager.
GENERAL POSITIONS
Below is a summary of Brown Advisory’s general positions for voting on common proxy questions when Brown Advisory is authorized to vote shares at its discretion rather than by a client’s specific guidelines. Given the dynamic and wide-ranging nature of corporate governance issues that may arise, this summary is not intended to be exhaustive.
Management Recommendations
Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. Furthermore, Brown Advisory runs concentrated equity portfolios which we believe generally results in holding high quality companies that have strong and trustworthy management teams. This quality bias results in our portfolio managers generally supporting management proposals. Although proxies with respect to most issues are voted in line with the recommendation of the issuer’s management, the Firm will not blindly vote in favor of management. The Firm will not support proxy proposals or positions that it believes compromise clients’ best interests or that the Firm determines may be detrimental to the underlying value of client positions.
Election of Directors
Although proxies will typically be voted for a management-proposed slate of directors, the Firm may vote against (or withhold votes for) such directors if there are compelling corporate governance reasons for doing so. Some of these reasons may include where a director: attends less than 75% of board and relevant committee meetings; is the CEO of a company where a serious restatement occurred after the CEO certified the financial statements; served at a time when a poison pill was adopted without shareholder approval within the prior year; is the CFO of the company; has an interlocking directorship; has a perceived conflict of interest (or the director’s immediate family member has a perceived conflict of interest); or serves on an excessive number of boards.
In keeping with our fiduciary duty to our clients, whose capital is invested in the companies considered, the Firm seeks to support independent boards of directors that are aligned with the company’s long-term success, which for us is highly dependent on addressing the interests of a broad range of stakeholders, including customers, employees, and communities. We believe boards that incorporate a broad range of perspectives and backgrounds, skills, and depth of relevant experience have the potential to enhance shareholder value. Therefore, we are committed to using our vote, on behalf of our clients, to support this principle. We expect robust disclosure on the skills and experiences directors bring to the board, enabling shareholders to assess the extent to which the board represents the company’s stakeholder base, industry nuances, and business model. The Firm may vote against boards, Nominating Committee Chairs, senior/lead independent directors, or Chairs of the board where we believe there is an insufficient range of representation, experience, background, thought, or some combination thereof to meet the long-term interests of shareholders (i.e., our clients).
Separation of the roles of Chairperson and CEO is generally supported, but the Firm will not vote against a CEO who serves as chairperson or director on this basis alone. In the absence of an independent chairperson, however, the Firm generally supports the appointment of a lead director with authority to conduct sessions outside the presence of the insider chairperson.
The Firm will typically vote against any inside director seeking appointment to a key committee (audit, compensation, nominating or governance), since the Firm believes that the service of independent directors on such committees best protects and enhances the interests of shareholders. Where insufficient information is provided regarding performance metrics, or where pay is not tied to performance (e.g., where management has excessive discretion to alter performance terms or previously defined targets), the Firm will typically vote against the chair of the compensation committee.
Appointment and Rotation of Auditors
Management recommendations regarding selection of an auditor shall generally be supported, but the Firm will not support the ratification of an auditor when there appears to be a hindrance on auditor independence, intentional accounting irregularity or negligence by the auditor. Some examples include: when an auditing firm has other relationships with the company that may suggest a conflict of interest; when the auditor bears some responsibility for a restatement by the company; when a company has aggressive accounting policies or lack of transparency in financial statements; and when a company changes auditors as a result of disagreement between the company and the auditor regarding accounting principles or disclosure issues. The firm will generally support proposals for voluntary auditor rotation with reasonable frequency and/or rationale.
Changes in State of Incorporation or Capital Structure
Management recommendations about reincorporation are generally supported unless the new jurisdiction in which the issuer is reincorporating has laws that would dilute the rights of shareholders of the issuer. The Firm will generally vote against reincorporation where it believes the financial benefits are minimal and there is a decrease in shareholder rights. Shareholder proposals to change the company’s place of incorporation generally will only be supported in exceptional circumstances.
Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Because adequate capital stock is important to the operation of a company, the Firm will generally support the authorization of additional shares, unless the issuer has not disclosed a detailed plan for use of the shares, or where the number of shares far exceeds those needed to accomplish a detailed plan. Additionally, if the issuance of new shares will limit shareholder rights or could excessively dilute the value of outstanding shares, then such proposals will be supported only if they are in the best interest of the client.
Corporate Restructurings, Mergers and Acquisitions
All proposed transactions are reviewed on a case-by-case basis according to their specific merits and drawbacks. Vote recommendations are made based on the review of various factors. Factors that may be considered within the analysis include the reasonableness of the valuation, market response to the announcement of the proposed deal, the fit of the proposed transaction within the company’s long-term strategy, management's track record for successful transaction implementation, changes to the governance profile of the company post transaction, and any conflicts of interest that may be present.
Proposals Affecting Shareholder Rights
The Firm generally favors proposals that are likely to promote shareholder rights and/or increase shareholder value. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally will not be supported.
Anti-takeover Issues
Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis, considering the rights of shareholders, since the financial interest of shareholders regarding buyout offers is so substantial.
Although the Firm generally opposes anti-takeover measures because they tend to diminish shareholder rights and reduce management accountability, the Firm generally supports proposals that allow shareholders to vote on whether to implement a “poison pill” plan (shareholder rights plan). In certain circumstances, the Firm may support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains a reasonable ‘qualifying offer’ provision. The Firm generally supports anti-greenmail proposals, which prevent companies from buying back company stock at significant premiums from a large shareholder.
Shareholder Action
The Firm generally supports proposals that allow shareholders to call special meetings, with a minimum threshold of shareholders requesting such a meeting. The Firm believes that best practice for a minimum threshold of shareholders required to call a special meeting is generally considered to be between 20-25%, however the Firm assesses this on a company-by-company basis. Proposals that allow shareholders to act by written consent are also generally supported, if there is a threshold of the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote were present and voting. The Firm believes that best practice for a minimum threshold of shareholders required to act by written consent is generally considered to be between 20-25%, however the Firm assesses this on a company-by-company basis. In order to assess the appropriateness of special meeting and written consent provisions the Firm would, for example, consider the make-up of the existing investor base/ownership, to determine whether a small number of investors could easily achieve the required threshold, as well as what other mechanisms or governance provisions already exist for shareholders to access management.
Proxy Access
The Firm believes that shareholders should, under reasonable conditions, have the right to nominate directors of a company. The Firm believes that it is generally in the best interest of shareholders for companies to provide shareholders with reasonable opportunity to exercise this right, while also ensuring that short-term investors or investors without substantial investment in the company cannot abuse this right. In general, we believe that the appropriate threshold for proxy access should permit up to 20 shareholders that collectively own 3% or more of the company’s outstanding shares for 3 or more years to nominate the greater of 2 directors or 20% of the board’s directors, however the Firm assesses this on a case-by-case basis.
Supermajority Vote Requirements
The Firm believes that a simple majority voting requirement is generally the preferred requirement to pass a proposal. Therefore, votes against proposals to establish a supermajority vote requirement are generally in the best interest of shareholders. In circumstances where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests therefore proposals instituting these requirements may be appropriate in such circumstances. Shareholder proposals seeking to reduce an existing supermajority voting requirement are generally not supported.
Executive Compensation

Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans and other equity-based compensation, should be examined on a case-by- case basis to ensure that the long-term interests of management and shareholders are properly aligned. This alignment includes assessing whether compensation is tied to both material sustainability and financial KPIs. Share count and voting power dilution should be limited.
The Firm generally favors the grant of restricted stock units (RSUs) to executives, since RSUs are an important component of compensation packages that link executives’ compensation with their performance and that of the company. The Firm typically opposes caps on executive stock RSUs, since tying an executive’s compensation to the performance of the company provides incentive to maximize share value. The Firm also supports equity grants to directors, which help align the interests of outside directors with those of shareholders, although such awards should not be performance-based, so that directors are not incentivized in the same manner as executives.
Proposals to reprice or exchange RSUs are reviewed on a case-by-case basis, but are generally opposed. The Firm generally will support a repricing only in limited circumstances, such as if the stock decline mirrors the market or industry price decline in terms of timing and magnitude and the exchange is not value destructive to shareholders.
Although matters of executive compensation should generally be left to the board’s compensation committee, proposals to limit executive compensation will be evaluated on a case-by-case basis.
The Firm generally supports shareholder proposals to allow shareholders an advisory vote on compensation. Absent a compelling reason, companies should submit say-on-pay votes to shareholders every year, since such votes promote valuable communication between the board and shareholders regarding compensation. Where there is an issue involving egregious or excessive bonuses, equity awards or severance payments (including golden parachutes), the Firm will generally vote against a say-on-pay proposal. The Firm may oppose the election of compensation committee members at companies that do not satisfactorily align executive compensation with the interests of shareholders.
Sustainability-Related Proposals
Brown Advisory seeks to cast all votes prudently and in line with long-term shareholder value, regardless of the topic on which a particular proposal focuses. Shareholder proposals regarding sustainability issues are evaluated in the same manner as all other proposals. We seek to support those proposals that our evaluation shows will likely have a clear and direct positive financial effect on shareholder value and would not impose unnecessary or excessive costs on the issuer. The sustainability-related proposals we support often result in increased reporting and disclosure, which we believe will benefit investors’ due diligence. In rare cases where the Firm believes a company has not adequately mitigated significant and material sustainability risks, the Firm may vote against directors.
Non-U.S. Proxy Proposals
For actively recommended issuers domiciled outside the United States, the Firm uses ISS’s international proxy voting guidelines, including, in certain circumstances, country-specific guidelines to generate vote recommendations. These proposals are reviewed in the same manner as U.S. proposals, with votes against policy executed when such a vote is deemed to be in line with the promotion of shareholder value.
Conflicts of Interest
A “conflict of interest” means any circumstance when the Firm or one of its affiliates (including officers, directors and employees), or in the case where the Firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does a material amount of business with, receives material compensation from, or sits on the board of, a particular issuer or closely affiliated entity and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted. For example, a perceived conflict of interest may exist if an employee of the Firm serves as a director of an actively recommended issuer, or if the Firm is aware that a client serves as an officer or director of an actively recommended issuer. Conflicts of interest will be resolved in a manner the Firm believes is in the best interest of the client.
The firm should vote proxies relating to such issuers in accordance with the following procedures:
Routine Matters and Immaterial Conflicts: The Firm may vote proxies for routine matters, and for non-routine matters that are considered immaterial conflicts of interest, consistent with this Policy. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Firm’s decision-making in voting a proxy. Materiality determinations will be made by the Chief Compliance Officer or designee based upon an assessment of the particular facts and circumstances.
Material Conflicts and Non-Routine Matters: If the firm believes that (a) it has a material conflict and (b) that the issue to be voted upon is non-routine or is not covered by this Policy, then to avoid any potential conflict of interest:
■In the case of a Fund, the Firm shall contact the Fund board for a review and determination.
■In the case of all other conflicts or potential conflicts, the Firm may “echo vote” such shares, if possible, which means the Firm will vote the shares in the same proportion as the vote of all other holders of the issuer’s shares; OR in cases when echo voting is not possible, the Firm may defer to ISS recommendations, abstain or vote in a manner that the Firm, in consultation with the General Counsel, believes to be in the best interest of the client.
■If the aforementioned options would not address or ameliorate the conflict or potential conflict, then the Firm may abstain from voting.

Wellington Management Company LLP
Global Proxy Voting Guidelines

WELLINGTON’S PHILOSOPHY
Wellington Management is a long-term steward of our clients’ assets and aims to vote proxies for which we have voting authority in the best financial interest of clients.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best financial interest of its clients as shareholders and while written to apply globally, we consider jurisdictional differences to make informed decisions. Enumerated below are issues specific to the Japanese market given we have formulated more detailed expectations of this region.
It should be noted that the following are guidelines, not rigid rules, and Wellington Management reserves the right in all cases to deviate from the general direction set out below where doing so is in the best interest of its clients.
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities is to support decisions that we believe will maximize investment returns for our clients over the long term.
The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies mostly to public equities.
Stewardship extends to any area that may affect the long-term sustainable financial return of an investment. Stewardship can be accomplished through research and constructive dialogue with company management and boards, by monitoring company behavior through informed active ownership, and by emphasizing management accountability for important issues via our proxy votes, which have long been part of Wellington’s investment ethos. Please refer to our Engagement Policy for more information on how engagement is conducted at Wellington.
OUR APPROACH TO VOTING
We vote proxies in what we consider to be the best financial interests of our clients. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s stewardship activities with regard to proxy voting and engagement practices.
Generally, routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such proposals on their merits and take voting action in a manner that best serves the financial interests of our clients. When forming our voting decisions, we may leverage sources including internal research notes, third-party voting research, and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Consistent with our community-of- boutiques model, portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Robust voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
We generally support shareholder proposals if we determine that their adoption would promote long-term shareholder value. In making this determination, we consider numerous factors, including but not limited to the anticipated benefits of the proposal to the company; whether the proposal addresses the general interests of the company’s shareholders and not just those of the shareholder proponents; whether the company is currently addressing the issue motivating the proposal or has engaged with the shareholder proponents; whether the company can implement the proposal effectively; and whether the proposal’s adoption would impose material costs on the company or result in unintended consequences.
In addition, because proxy voting provides only limited means (i.e., voting ‘‘for’’ or ‘‘against’’) to express our views on a particular issue, we may support shareholder proposals in cases where we do not support every recommended action or where the proposal is accompanied by a supporting statement that we do not support so long as we are directionally aligned with the issue motivating the proposal. In these cases, we aim to engage directly with the company to clarify the nuanced view our vote represents.
Please refer to our Global Proxy Policy and Procedures for further background on the process and governance of our voting approach.
Detailed below are the principles that we consider when deciding how to vote.

VOTING GUIDELINES
BOARD COMPOSITION AND ROLE OF DIRECTORS
Effective boards should act in shareholders’ best economic interests and possess the relevant skills to implement the company’s strategy.
We consider shareholders’ ability to elect directors annually an important right and, accordingly, generally support proposals to enable annual director elections and declassify boards.
We may withhold votes from directors for being unresponsive to shareholders or for failing to make progress on issues material to maximizing investment returns. We may also withhold votes from directors who fail to implement shareholder proposals that if adopted would promote long-term shareholder value and have received majority support or have implemented poison pills without shareholder approval.
Time commitments
We expect directors to have the time and energy to fully commit to their board-related responsibilities and not be overstretched with an excessive number of external directorships. We may vote against directors when serving on five or more public company boards, and public company executives when serving on three or more public company boards, including their own.
We consider the roles of board chair and chair of the audit committee as equivalent to an additional board seat when evaluating the overboarding matrix for nonexecutives. We may take into consideration that certain directorships, such as Special Purpose Acquisition Companies (SPACs) and investment companies, are usually less demanding.
Directors should also attend at least 75% of scheduled board meetings. If they fail to do so, we may vote against their reelection.
Succession planning and board refreshment
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer-serving board members. Succession planning is a key topic during many of our board engagements.
We expect companies to refresh their board membership every five years and may vote against the chair of the nominating committee for failure to implement. We believe a degree of director turnover allows companies to strengthen board diversity and add new skill sets to the board to enhance their oversight and adapt to evolving strategies.
Boards should offer transparency around their process to evaluate director performance and independence, conducting a rigorous regular evaluation of the board --- key committees as well as individual directors --- which is responsive to shareholder input. We believe externally facilitated board evaluations may contribute to companies retaining an appropriate mix of skills, experience, and diversity on their boards over time.
In certain markets companies are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board independence
In our view, boards perform best when composed of an appropriate combination of executive and nonexecutive (in particular, independent nonexecutive) directors to challenge and counsel management.
To determine appropriate minimum levels of board independence, we look to prevailing market best practices: two- thirds in the US, for example, and a majority in the UK and France. In addition to the overall independence at the board level, we also consider the independence of audit, compensation, and nominating committees. Where independence falls short of our expectations, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for improved independence.
We believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support proposals to separate the chair and CEO or establish a lead director but may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management.
Board diversity
We believe boards that reflect a wide range of perspectives are best positioned to create shareholder value. Appointing boards that thoughtfully debate company strategy and direction is not possible unless boards elect highly qualified and diverse directors. By setting a leadership example, boardrooms with a wide range of experiences, expertise, and perspectives encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and the navigation of increasingly complex issues facing companies today.

We think it is not in shareholders’ best interests for the full board to be comprised of directors who all share the same background, experience, and personal characteristics (e.g., gender, race, ethnicity, and age). We expect our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the composition and qualifications of their board and to communicate their ambitions and strategies for creating and fostering a diverse board.
We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair when the board is not meeting local market standards from a diversity perspective. We expect a minimum of 20% gender diversity at major indices such as the S&P 500 and encourage boards to strive for 30% gender diversity. From 2025, we may vote against the reelection of the Nominating/Governance Committee Chair at major indices not meeting this 30% goal.
Outside of the above major indices and absent a market-defined standard, we may vote against the reelection of the Nominating/Governance Committee Chair where no gender-diverse directors are represented on a board.
We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair at US large-cap and FTSE 100 companies that failed to appoint at least one director from a minority ethnic group and fail to provide a clear and compelling reason for being unable to do so. We will continue to engage on diversity of the board in other markets and may vote against the reelection of directors where we fail to see improvements.
Majority vote on election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of ‘‘withhold’’ votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we oppose proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best financial interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
COMPENSATION
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high-caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients and the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various time frames, and we look for a strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and time frames are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus.

Unless otherwise specified by local market regulators, performance-based compensation should be based on metrics that are objective, rigorous, and tied to shareholder value creation. Qualitative goals, including material environmental and social considerations material to financial performance, may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance and provide a cogent explanation to shareholders. We generally oppose one- time awards aimed at retention or achieving a predetermined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We will reconsider our support for a plan if we believe these factors, on balance, are not in the best financial interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciation rights (SARs) without prior shareholder approval, or automatic share replenishment (an ‘‘evergreen’’ feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g., if only executives can participate) or plans that offer shares at a significant discount.
Nonexecutive director compensation
We expect companies to disclose nonexecutive director compensation and we prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe nonexecutive directors should receive performance- based compensation, as this creates a potential conflict of interest. Nonexecutive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We are mindful of the board’s need for flexibility in recruitment and retention but will oppose excessively generous arrangements unless agreements encourage management to negotiate in shareholders’ best financial interest. We generally support proposals calling for shareholder ratification of severance arrangements.
Retirement bonuses (Japan)
Misaligned compensation that is based on tenure and seniority may compromise director independence. We generally vote against directors and statutory auditors if retirement bonuses are given to outgoing directors.
Clawback policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. We generally support shareholder proposals requesting that a company establish a robust clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.
Audit quality and oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interests. We also pay close attention to the nonaudit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
SHAREHOLDER RIGHTS
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares.
Multiple voting rights

We generally support one share, one vote structures. The growing practice of going public with a dual-class share structure can raise governance and performance concerns. In our view, dual-class shares can create misalignment between shareholders’ economic stake and their voting power and can grant control to a small number of insiders who may make decisions that are not in the interests of all shareholders.
We generally prefer that companies dispense with dual-class share structures but we recognize that newly listed companies may benefit from a premium by building in some protection for founders for a limited time after their IPO. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within seven years of going public. We believe such sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes.
Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years.
Proxy access
We believe shareholders should have the right to nominate director candidates on the management’s proxy card. We will generally support shareholder proposals seeking proxy access unless the existing policy is already in line with market norms.
Special meeting rights
We believe the right to call a special meeting is an important shareholder right, and we will generally support such proposals to establish this right at companies that lack this facility. We will generally support a proposal lowering thresholds where the current level exceeds 15% and the proposal calls for a 10%+ threshold, taking into consideration the makeup of the existing shareholder base and the company’s general responsiveness to shareholders. If shareholders are granted the right to call special meetings, we generally do not support written consent.
Virtual meetings
Many companies established virtual-only shareholder meetings over the course of the recent COVID-19 pandemic. Virtual attendance allows investors to participate in more meetings and reduces the need for travel. We generally prefer shareholder meetings to take place in a hybrid format (virtual and in-person) where possible, allowing all shareholders, whether they attend in person or virtually, to ask questions. We expect companies hosting virtual-only shareholder meetings to provide a clear rationale underpinning their decision to do so, provide a live video stream of proceedings, and offer transparency on how questions may be submitted and are selected for discussion.
We may oppose amendments to articles of association permitting virtual-only meetings where we perceive shareholder rights to be at risk. We may also support relevant shareholder proposals requesting companies to facilitate the ability to attend in person.
CAPITAL STRUCTURE AND CAPITAL ALLOCATION
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best financial interests of our clients.
Increases in authorized common stock
We generally support requests for increases up to 100% of the shares with preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less-liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
ENVIRONMENTAL TOPICS
We assess portfolio companies’ performance on environmental issues we deem to be material to long-term financial performance and communicate our expectations for best practice.
Climate change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and financial returns of client portfolios. Proxy voting is a key tool we use for managing climate-related investment risks – as part of our stewardship escalation process.
We expect companies facing material climate risks to have credible transition plans communicated using the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD). Appropriate reporting on climate readiness will help stakeholders understand those companies’ willingness and ability to adapt to or mitigate material climate-related risks. In addition to the voting policies specifically mentioned, we may also vote against directors at companies facing material climate risks where climate plans and disclosures meaningfully lag our expectations for those companies.
Emissions disclosure
We generally encourage all companies to disclose Scope 1, 2, and 3 emissions. While we recognize the challenges associated with collecting Scope 3 emissions data, this disclosure is necessary for us to fully understand the transition risks applicable to an issuer. Disclosure of both overall categories of Scope 3 emissions – upstream and downstream – with context and granularity from companies about the most significant Scope 3 sources enhances our ability to evaluate investment risks and opportunities. We generally encourage companies to adopt emerging global standards for measurement and disclosure of emissions such as those being developed by the International Sustainability Standards Board (ISSB) and believe companies will benefit from acting now and consequently evolving their approach in line with emerging global standards.
We view disclosure of Scope 1 and 2 emissions as a minimum expectation where measurement practices are well- defined and attainable. We will generally vote against the reelection of the chair of MSCI World companies and large- cap companies in emerging markets that do not disclose Scope 1 and 2 emissions, have not made a commitment to do so in the next year, and where emissions intensity is material to financial performance.
Net-zero targets
As an outcome of enterprise risk management and strategic planning to reduce the potential negative financial impacts of climate change on shareholder value, we encourage companies to set a credible, science-based decarbonization glidepath, with an interim and long-term target, that comprises all categories of material emissions and is consistent with the ambition to achieve net-zero emissions by 2050 or sooner. For certain high-emitting companies, we reserve the right to vote against the company chair where quantitative emission reduction targets have not been defined. We consider it to be best practice for companies to pursue validation from the Science Based Targets initiative (SBTi).
We generally support shareholder proposals asking companies facing material climate risks for improved disclosure on climate risk management and we generally support those that request alignment of business strategies with the Paris Agreement or similar language.
Biodiversity
Many companies are dependent on natural capital and biodiversity as key inputs either through direct resource extraction or their supply chain. Business activities may also impact the capacity of nature to provide social and economic functions. We recognize that biodiversity impact and loss can be challenging to quantify and measure, but we believe companies should assess environmental inputs and outputs. We encourage companies to report on financially material impacts and dependencies on natural capital relevant to their business.
Other environmental shareholder proposals
For other environmental proposals covering themes including biodiversity, natural capital, deforestation, water usage, (plastic) packaging, as well as palm oil, we take a case-by-case approach and will generally support proposals calling for companies to provide disclosure where this is additive to the company’s existing efforts, the proposed information pertains to a material financial impact, and in our view is of economic benefit to investors.
SOCIAL TOPICS
Corporate culture, human capital, and diversity, equity, and inclusion
Through engagement we emphasize to management the importance of how they invest in and cultivate their human capital to perpetuate a strong culture. We assess culture holistically from an alignment of management incentives, responsiveness to employee feedback, evidence of an equitable and sound talent management strategy and commitment to diversity, equity, and inclusion (DEI) practices that promote shareholder value. We value transparency and use of key performance indicators.
A well-articulated culture statement and talent attraction, retention, and development strategy suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results both positive and negative – so we can monitor patterns and assess whether they are implementing changes based on the feedback they receive. We consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
We maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. One ongoing engagement issue that pertains to human capital management is DEI. We see DEI practices as a material input to long-term financial performance, so as our clients’ fiduciaries, we seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. This is significantly aided when there is consistent, robust disclosure in place. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable DEI strategy that seeks to improve shareholder value over time and align management incentives accordingly. To that end, we expect companies in the US to publicly disclose their EEO-1 reporting and all companies to disclose their DEI strategy.
Gender and racial pay equity are important parts of our assessment of a company’s diversity efforts. Pay inequity can impact shareholder value by exposing a company to challenges with recruiting and retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company’s gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts to promote equal opportunities to advance to senior roles.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. See the Board Diversity section above for more on our approach.
Stakeholders and risk management
In recent years, discourse on opioids, firearms, and sexual harassment has brought the potential for social externalities - the negative effects that companies can have on society through their products, cultures, or policies - into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities.
We encourage companies facing these risks to disclose related risk-management strategies. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.
Human rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we will generally support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Political contributions and lobbying
We generally support shareholder proposals asking for enhanced disclosure and board oversight of a company’s political and lobbying activities where existing disclosure and board oversight are inadequate. This is because sufficient disclosure and board oversight are necessary to evaluate whether, and ensure that, these activities align with the company’s stated strategy and promote shareholder value.
JAPAN-SPECIFIC TOPICS
Capital allocation
We hold board chairs accountable for persistently low returns on equity (ROE) in Japan, using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place, and we feel they should not be punished for the past CEO/chair’s record.
Cross-shareholdings
Cross-shareholdings reduce management accountability by creating a cushion of crossover investor support. We may vote against the highest-ranking director up for reelection for companies where management has allocated a significant portion (20% or more) of net assets to cross-shareholdings. When considering this issue, we will take into account a company’s trajectory in reducing cross-shareholdings over time, as well as legitimate business reasons given to retain specific shareholdings.
Board diversity
We look for boards on the Japanese Prime Market to have a minimum 10% gender diversity, not inclusive of statutory auditors. For companies on the Non-Prime Market, we will also look for boards to have a minimum 10% gender diversity, inclusive of statutory auditors as applicable. We may vote against the chair of the board (or CEO in the absence of a board chair) where the board fails to meet this level. We expect to be able to support directors where a credible plan has been adopted to increase gender diversity ahead of the next meeting.
Board independence
We reserve the right to vote against the chair of the board or the most senior executive up for election at Japanese companies if the board of directors fails to meet the following independence expectations:
•For companies on the Prime Market without a controlling shareholder, we expect the board to be comprised of at least one-third independent directors.
•For companies on the Prime Market with a controlling shareholder, we expect the board to be majority independent.
•For companies on the Non-Prime Market with a controlling shareholder, we expect the board to be comprised of at least one-third independent directors.
•For companies on the Non-Prime Market without a controlling shareholder and a two-tiered board, we expect combined one-third independence of the board of directors and the board of statutory auditors, and at least two independent outside directors.
- For companies on the Non-Prime Market without a controlling shareholder and a one-tiered board (with either one or three committees), we expect one-third independence.
We continue to require a majority of the board of statutory auditors to be independent, regardless of the market segments. We further encourage Japanese companies to establish nomination/compensation committees, and to clearly describe the role of the board chair in terms of setting the board agenda and driving accountability.

PZENA INVESTMENT MANAGEMENT, LLC
Proxy Voting Policy
INTRODUCTION
As a registered investment adviser and fiduciary, Pzena Investment Management, LLC (“PIM”) exercises our responsibility, where applicable, to vote in a manner that, in our judgement, is solely in the client’s best interest and will maximize long-term shareholder value. The following policies and procedures have been established to ensure decision making is consistent with PIM’s fiduciary responsibilities and applicable regulations under the Investment Company Act, Advisers Act and ERISA.
GENERAL APPROACH
Each proxy that comes to PIM to be voted shall be evaluated per the prudent process described below, in terms of what is in the best interest of our clients. We deem the best interest of clients to be solely that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability). We will not subordinate the interests of our clients to any non-pecuniary interests nor will we promote non-pecuniary benefits or goals unrelated to our clients’ long-term financial interests.
PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account. Where PIM has voting responsibility on behalf of a client, and absent any client specific instructions, we generally follow the Voting Guidelines (“Guidelines”) set forth below. These Guidelines, however, are not intended as rigid rules and do not cover all possible proxy topics. Each proxy issue will be considered individually and PIM reserves the right to evaluate each proxy vote on a case-by-case basis, as long as voting decisions reflect what is in the best interest of our clients.
To the extent that, in voting proxies for an account subject to ERISA, PIM determines that ERISA would require voting a proxy in a manner different from these Guidelines, PIM may override these Guidelines as necessary in order to comply with ERISA. Additionally, because clients, including ERISA clients, do not pay any additional fees or expenses specifically related to our proxy voting, there is not a need to consider the costs related to proxy voting impacting the value of an investment or investment performance.
In those instances where PIM does not have proxy voting responsibility, we shall forward any proxy materials to the client or to such other person as the client designates.
Proxy Voting Limitations
While, subject to the considerations discussed above, PIM uses our best efforts to vote proxies, in certain circumstances it may be impractical or impossible to do so. Such instances include but are not limited to share blocking, securities lending, if PIM concludes that abstention is in our clients’ economic interests and/or the value of the portfolio holding is indeterminable or insignificant.

VOTING GUIDELINES
The following Guidelines summarize PIM’s positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted. These Guidelines are not exhaustive and do not cover all potential voting issues or the intricacies that may surround individual proxy votes. Actual proxy votes may also differ from the Guidelines presented, as we will evaluate each individual proxy on its own merit.

It is also worth noting that PIM considers the reputation, experience and competence of a company’s management and board when it researches and evaluates the merits of investing in a particular security. In general, PIM has confidence in the abilities and motives of the board and management of the companies in which we invest.
1)    ROUTINE BUSINESS
PIM will typically vote in accordance with the board and management on the items below and other routine issues when adequate information on the proposal is provided.

i.    Change in date and place of annual meeting (if not associated with a takeover);
ii.    Change in company name;
iii.    Approval of financial statements;
iv.    Reincorporation (unless to prevent takeover attempts);
v.    Stock splits; or

vi.    Amend bylaws/articles of association to bring in line with changes in local laws and regulations.
PIM will oppose vague, overly broad, open-ended, or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.
2)    CAPITAL STRUCTURE
Stock Issuance
PIM will consider on a case-by-case basis all proposals to increase the issuance of common stock, considering company-specific factors that include, at a minimum:
i.    Past board performance (use of authorized shares during the prior three years);
ii.    Stated purpose for the increase;
iii.    Risks to shareholders of not approving the request; or
iv.    Potential dilutive impact.
PIM will generally vote for such proposals (without preemptive rights) up to a maximum of 20% more than currently issued capital over a specified period, while taking into account management’s prior use of these preemptive rights. PIM will, however, vote against such proposals if restrictions on discounts are inadequate (i.e., discount limit is not stated or is in excess of 10% of the market price) and/or the limit on the number of times the mandate may be refreshed is not in line with local market practices.
3)    AUDIT SERVICES
PIM is likely to support the approval of auditors unless,
i.    Independence is compromised;
ii.    Non-audit (“other”) fees are greater than the sum of the audit fees1, audit-related fees2 and permissible tax fees3;
iii.    There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
iv.    Serious concerns about accounting practices are identified such as fraud, misapplication of Generally Accepted Accounting Principles (“GAAP”) and material weaknesses identified in Section 404 disclosures of the Sarbanes-Oxley Act of 2002.
PIM will also apply a case-by-case assessment to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.
4)    COMPENSATION
PIM supports reasonable incentive programs designed to attract and retain key talent. PIM typically supports management’s discretion to set compensation for executive officers, so long as the plan aligns management and shareholder interests. PIM evaluates each plan in detail to assess whether the plan provides adequate incentive to reward long-term performance and the impact on shareholder value (e.g. dilution).
Say on Pay
PIM prefers a shareholder vote on compensation plans to provide a mechanism to register discontent with the plan itself or management team performance. As long as such proposals are non-binding and worded in a generic manner (unrestrictive to actual company plans), PIM will support them. In evaluating these proposals, PIM will generally consider, at minimum: company performance, pay practices relative to industry peers, potentially problematic pay practices and/or past unresponsive behavior.
Circumstances where PIM may oppose these proposals include:
i.    Restricts the company’s ability to hire new, suitable management; or
ii.    Restricts an otherwise responsible management team in some other way harmful to the company.
1 Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with the SEC
2 Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards
3 Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

Pay for Performance
Maintaining appropriate pay-for-performance alignment means executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Our evaluation of this issue will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; vesting schedule; equity-based plan costs; and dilution.
Incentive Options
PIM is generally supportive of incentive options that provide the appropriate degree of pay-for- performance alignment (as per the above) and are therefore in shareholder best interest. PIM will vote on a case-by-case basis depending on certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa.
However, the following would generally cause PIM to vote against a management incentive arrangement:
i.    The proposed plan is in excess of 10% of shares;
ii.    The 3-year average burn rate has been substantially above industry norms;
iii.    The new plan replaces an existing plan before the existing plan’s termination date and some other terms of the new plan are likely to be adverse to the maximization of investment returns; or
iv.    The proposed plan resets options, or similarly compensates executives, for declines in a company’s stock price. This includes circumstances where a plan calls for exchanging a lower number of options with lower strike prices for an existing larger volume of options with high strike prices, even when the option valuations might be considered the same total value. However, this would not include instances where such a plan seeks to retain key executives who have been undercompensated in the past.
Golden Parachutes / Severance Agreements
PIM will vote on a case-by-case basis, considering at minimum existing change-in-control arrangements maintained with named executive officers and new or extended arrangements.
PIM will generally vote against such proposals if:
i.    The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry;
ii.    The proposed parachute or severance arrangement is considerably more financially attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is three or more times greater than the affected executive’s then-current compensation shall be voted against; or
iii.    The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).
Tax Deductibility
Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a case-by-case basis, considering the overall impact of the amendment(s).
5)    BOARD
Director Elections
PIM generally will evaluate director nominees individually and as a group based on our assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character. PIM will apply a case-by-case approach to determine whether to vote for or against directors nominated by outside parties whose interests may conflict with our interests as shareholders, regardless of whether management agrees with the nomination.
Board Independence
PIM will generally withhold votes from or vote against any insiders and affiliated outsiders on boards that are not at least majority independent. PIM also prefers companies to have audit committees composed of entirely independent directors.
PIM may vote in favor of any such directors in exceptional circumstances where the company has shown significant improvement.
Board Size
PIM believes there is no optimal size or composition that fits every company. However, PIM prefers that the number of directors cannot be altered significantly without shareholder approval; otherwise, potentially allowing the size of the board to be used as an anti-takeover defense.

Board Tenure
PIM believes that any restrictions on a director’s tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the board. However, PIM prefers that boards do not have more than 50% of members serving for longer than ten years to avoid board entrenchment and ‘group-think’.
Chairman/CEO
PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on our assessment of the strength of the company’s governing structure, the independence of the board and compliance with local listing requirements, among other factors. When the positions of Chairman and CEO are combined, PIM prefers that the company has a lead independent director to provide some independent oversight.
Cumulative Voting
PIM will generally vote against proposals to establish cumulative voting, as this leads to misaligned voting and economic interest in a company. PIM will, however, vote in favor of proposals for cumulative voting at controlled companies where insider voting power is greater than 50%.
Director Over-Boarding
PIM will vote such proposals on a case-by-case basis but prefers that directors do not sit on more than three additional boards. In evaluating these proposals PIM will consider, at minimum, management tenure, director business expertise and director performance.
Classified Boards
PIM generally opposes classified boards because this makes a change in board control more difficult and hence may reduce the accountability of the board to shareholders. However, these proposals will be evaluated on a case-by-case basis and will consider, at minimum, company and director performance.
Board Diversity
PIM is generally supportive of a diverse board (age, experience, race, gender etc.) that is representative of its customers and stakeholders. That said, PIM does not believe in board quotas or any restrictions on director tenure that could harm shareholder interests by preventing qualified board candidates from being nominated or forcing experienced or knowledgeable directors off the board.
6)    SHAREHOLDER RIGHTS
In general PIM does not support any proposals designed to limit shareholder rights; below we have outlined some of the issues we consider most important.
Special Meetings
PIM generally supports proposals enabling shareholders to call a special meeting of a company so long as at least a 15% threshold with a one-year holding period is necessary for shareholders to do so. However, on a case-by-case basis, a 10% threshold may be deemed more appropriate should particular circumstances warrant; for example, in instances where executive compensation or governance has been an issue for a company.
One Share, One Vote
PIM is generally opposed to proposals to create dual-class capitalization structures as these provide disparate voting rights to different groups of shareholders with similar economic investments.
However, PIM will review proposals to eliminate a dual-class structure on a case-by-case basis, considering, at minimum, management’s prior record.
Supermajority
PIM does not support supermajority voting provisions with respect to corporate governance issues unless it would be in the best interest of shareholders. In general, vesting a minority with veto power over shareholder decisions could deter tender offers and hence adversely affect shareholder value.
Proxy Access
PIM will assess these proposals on a case-by-case basis, but generally supports proxy access proposals that include an ownership level and holding period of at least 3% for three years or 10% for one year.
7)    SOCIAL/ENVIRONMENTAL
PIM will consider environmental and social proposals on their own merits and make a case-by-case assessment. PIM will consider supporting proposals that address material issues if we believe they will protect and/or enhance the long-term value of the company.

While PIM is generally supportive of resolutions seeking additional ESG disclosures, such proposals will be evaluated on a case-by-case basis, taking into consideration whether the requested disclosure is material, incremental and of reasonable cost to the business.
8)    ANTI-TAKEOVER
PIM generally supports anti-takeover measures that are in the best interest of shareholders and does not support anti-takeover measures such as poison pills that entrench management and/or thwart maximization of investment returns.
ROLES & RESPONSIBILITIES
Role of ISS
PIM has engaged Institutional Shareholder Services (“ISS”) to provide a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our client portfolios. In engaging and continuing to engage ISS, PIM has determined that, where applicable, ISS proxy voting guidelines are consistent with ERISA’s fiduciary duties including that the votes are made in the best interest of our clients, focus on yielding the best economic results for our clients. ISS also votes, records and generates a voting activity report for our clients and assists us with recordkeeping and the mechanics of voting. In no circumstance shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by PIM. PIM retains responsibility for instructing ISS how to vote, and we still apply our own Guidelines as set forth herein. PIM does not utilize pre-population or automated voting except as a safeguard mechanism designed to ensure that, in the unlikely event that we fail to submit vote instructions for a particular proxy, our shares will still get voted. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with our Guidelines and to refer all other items back to PIM for instruction (when there is no PIM policy covering the vote).
When voting a proxy for a security that PIM’s Research team does not cover, we will vote in accordance with our Guidelines (when they specifically cover the item being voted on) and defer to ISS’s recommendations on all other items.
Periodically, PIM’s Vendor Management Committee conducts a due diligence review of ISS, through which it reviews and evaluates certain key policies and procedures submitted to us by ISS. PIM’s Proxy Coordinator reconciles votable holdings against the ISS portal sharecount before each meeting. PIM also samples and reviews proxy votes when testing our Proxy Voting Policy, as part of our regular compliance testing procedures. Further, PIM reviews ISS’ procedures for receiving additional information from issuers after a proxy has been sent, incorporating that information into its recommendations, and sending that information and/or updated recommendations to PIM.
Role of Analyst
The analyst who is responsible for covering the company also votes the associated proxies since they have first-hand in-depth knowledge of the company. In evaluating proxy issues, the analyst will utilize a variety of sources to help come to a decision:
i.    Information gathered through in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes regular external engagements with senior management of portfolio companies and internal discussions with Portfolio Managers (“PMs”) and the Chief Investment Officer (“CIO”), as needed;
ii.    ISS reports to help identify and flag factual issues of relevance and importance;
iii.    Information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services; and/or
iv.    Where applicable, any specific guidelines designated in writing by a client.
Proxy Voting Committee
To help make sure that PIM votes client proxies in accordance with our fiduciary obligation to maximize shareholder value, we have established a Proxy Voting Committee (“the Committee”) which is responsible for overseeing the Guidelines. The Committee consists of representatives from Legal, Compliance, Research, and Operations, including our Chief Compliance Officer (“CCO”), Director of Research (“DOR”), and at least one PM (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The Committee will meet at least once annually and as often as necessary to oversee our approach to proxy voting.
The DOR is responsible for monitoring the analyst’s compliance with the Guidelines, the CCO is responsible for monitoring overall compliance with these procedures and an internally-designated “Proxy Coordinator” is responsible for day-to-day proxy voting activities.
CONFLICTS OF INTEREST

PIM is sensitive to conflicts of interest that may arise in the proxy voting process. PIM believes that application of the Guidelines should, in most cases, adequately address any potential conflicts of interest. However, if an actual or potential material conflict of interest has been identified, PIM has put in place a variety of different mitigation strategies as outlined below.
A potential material conflict of interest could exist in the following situations:
i.    PIM manages any pension or other assets affiliated with a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios;
ii.    PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; or
iii.    A PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member is generally defined as a spouse, child, parent, or sibling.

If a potential material conflict of interest exists, the following procedures will be followed:
i.    If our proposed vote is consistent with the Guidelines, above, we will vote in accordance with our proposed vote;
ii.    If our proposed vote is inconsistent with or not covered by our Guidelines, but is consistent with the recommendations of ISS, we will vote in accordance with ISS recommendations; and
iii.    If our proposed vote is inconsistent with or not covered by our Guidelines, and is inconsistent with the recommendations of ISS, the CCO and the DOR (or their respective designees) (the “Conflicts Committee”) will review the potential conflict and determine whether the potential conflict is material.
a.    If the Conflicts Committee determines that the potential conflict is not material, we will vote in accordance with the proposed vote.
b.    If the Conflicts Committee determines the potential conflict is material, the Conflicts Committee will review the proposed vote, the analysis and rationale for the vote recommendation, the recommendations of ISS and any other information the Conflicts Committee may deem necessary in order to determine whether the proposed vote is reasonable and not influenced by any material conflicts of interest. The Conflicts Committee may seek to interview the research analysts or portfolio managers or any other party it may deem necessary for making its determination.
i.    If the Conflicts Committee determines the proposed vote is reasonable and not influenced by any conflicts of interest, we will vote in accordance with our proposed vote.
ii.    If the Conflicts Committee cannot determine that the proposed vote is reasonable and not influenced by any conflict of interest, the Conflicts Committee will determine the best course of action in the best interest of the clients which may include deferring to the ISS recommendation or notifying each client who holds the relevant securities of the potential conflict, to seek such client’s voting instruction.
On an annual basis, we will review and assess the conflicts policies and Code of Conduct that ISS posts on its website for sufficiency in addressing potential conflict of interest, self-dealing and improper influence issues that may affect voting recommendations by ISS. PIM will also periodically review samples of ISS’ recommendations for voting proxies, after the vote has occurred, to ensure that ISS’ recommendations are consistent with ISS’ proxy voting guidelines, as applicable. PIM’s analysts also incorporate information regarding ISS’ potential conflicts of interest into their process when evaluating and voting proxies, and on an annual basis, our DOR reviews an updated list of ISS’ significant client relationships.
Other Situations
Client Conflict
Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios, the following guidance should be followed:
i.    The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an analyst’s determination whether a vote for or against a proposal is in the best interest of our clients.
ii.    Where PIM determines that it is in the best interest of our clients to vote against that proposal, a designated member of PIM’s client service team will notify the client- proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of our other clients.

iii.    If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interest of our clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within three business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.
Analyst Conflict
If the analyst voting the proxy also beneficially owns shares of the company in his/her personal trading accounts, they must notify the Proxy Coordinator and the DOR must sign off on the analyst’s votes for that company. It is the responsibility of each analyst to disclose such personal interest and obtain such approval. Any other owner, partner, officer, director, or employee of PIM who has a personal or financial interest in the outcome of the vote is prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.
VOTING PROCEDURES
If an analyst desires to vote contrary to the Guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the analyst will discuss the vote with the CIO, and/or DOR and/or a PM for the strategy in which the security is held. The CIO, DOR and/or the PM, shall, in turn, determine how to vote the proxy based on the analyst’s recommendation and the long-term economic impact such vote will have on the securities held in client portfolios. If the CIO, DOR and/or the PM agree with the analyst’s recommendation and determine that a contrary vote is advisable the analyst will provide written documentation of the reasons for the vote.
Vote Processing
It is understood that PIM’s and ISS’ ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.
Client Communication
PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. We also will update our ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.
Return Proxies
The CCO or designee shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes, unless not possible to do so due to late receipt or other exigent circumstances.
CORPORATE ACTIONS
PIM is responsible for monitoring both mandatory (e.g. calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) and voluntary (e.g. rights offerings, exchange offerings, and tender offers) corporate actions. Operations personnel will ensure that all corporate actions received are promptly reviewed and recorded in PIM’s portfolio accounting system, and properly executed by the custodian banks for all eligible portfolios. On a daily basis, a file of PIM’s security database is sent to a third-party service, Vantage, via an automated upload which then provides corporate action information for securities included in the file. This information is received and acted upon by the Operations personnel responsible for corporate action processing. In addition, PIM receives details on voluntary and mandatory corporate actions from the custodian banks via email or online system and all available data is used to properly understand each corporate event.
Voluntary Corporate Actions
The Portfolio Management team is responsible for providing guidance to Operations on the course of action to be taken for each voluntary corporate action received in accordance with the standards described above for proxy voting, including, but not limited to, acting in the best interest of clients to maximize long-term shareholder value and yield the best economic results. In some instances, if consistent with such standards, the Portfolio Management team may maintain standing instructions on particular event types. As appropriate, Legal and Compliance may be consulted to determine whether certain clients may participate in certain corporate actions. Operations personnel will then notify each custodian bank, either through an online interface, via email, or with a signed faxed document of the election selected. Once all necessary information is received and the corporate action has been vetted, the event is processed in the portfolio accounting system and filed electronically. A log of holdings information related to the corporate action is maintained for each portfolio in order to confirm accuracy of processing.

CLASS ACTIONS
PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.
RECORD KEEPING
PIM or ISS, on PIM’s behalf, maintains (i) copies of the proxy materials received by PIM for client securities; (ii) records of proxies that were not received and what actions were taken to obtain them; (iii) votes cast on behalf of clients by account; (iv) records of any correspondence made regarding specific proxies and the voting thereof; (v) client requests for proxy voting information (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX); (vi) documents prepared by PIM to inform and/or memorialize a voting decision, including these policies and procedures and any documentation related to a material conflict of interest; and (vii) records of any deviations from broad Guidelines. Such records will be maintained for a minimum of six years.
POLICY REVIEW
The Proxy Voting Committee reviews these Voting Guidelines and procedures at least annually and makes such changes as it deems appropriate, considering current trends and developments in corporate governance and related issues, as well as operational issues facing PIM and applicable regulations under the Investment Company Act, Advisers Act and ERISA.

BEUTEL, GOODMAN & COMPANY LTD.
PROXY VOTING POLICY ON SECURITIES

Beutel, Goodman & Company Ltd. (“Beutel Goodman”) instructs custodians to forward all client proxies to Glass Lewis & Co. (“Glass Lewis”) for coordination of the voting process.
As part of its portfolio management responsibilities, the appropriate equity department analyst thoroughly reviews and approves in writing each proxy item before casting the votes. Beutel Goodman retains these approvals in its files. In support of the process, the firm subscribes to the proxy voting services of Glass Lewis who provide a detailed analysis and comprehensive report of all proxy-voting issues. Glass Lewis' guidelines are generally developed in the best economic interests of its clients. As well as their voting guidelines, Glass Lewis provides a detailed analysis of each meeting on an item-by-item basis. While we use the proxy voting services as research and consider their recommendations, we form our own views on all proxy items and vote accordingly.
All upcoming proxies are reviewed regularly and votes are cast on the Glass Lewis platform by the deadline. This is typically 2 to 3 weeks before the meeting date. Glass Lewis executes the voting of all of Beutel Goodman’s ballots as well as providing detailed proxy reporting.
For international securities, there may be different proxy voting considerations because of share blocking or re-registration rules in other jurisdictions. Beutel Goodman may choose a “do not vote” option in such cases rather than have securities blocked for sale for the period until a vote. BG will always act in the best interest of its clients.
All voting decisions are authorized by the equity department head(s). For any special proposals the specific company analyst is consulted before a decision is finalized.

BROWN ADVISORY FUNDS

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)	(1)	Certificate of Trust was previously filed with the Registrant’s Initial Registration on Form N-1A on May 7, 2012 and is incorporated by reference.

	(2)	Declaration of Trust dated May 1, 2012 was previously filed with the Registrant’s Initial Registration on Form N-1A on May 7, 2012 and is incorporated by reference.

	(3)	Amended Schedule A to Declaration of Trust was previously filed with Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A on September 27, 2024 and is incorporated by reference.

(b)		By-Laws were previously filed with the Registrant’s Initial Registration on Form N-1A on May 7, 2012 and are incorporated by reference.

(c)		Instruments Defining Rights of Security Holders – See relevant portions of Certificate of Trust, Declaration of Trust and By-Laws.

(d)	(1)
Investment Advisory Agreement between the Registrant and Brown Advisory LLC was previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on June 22, 2012 and is incorporated by reference.

	(2)
Amended Schedule A to Investment Advisory Agreement was previously filed with Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A on September 27, 2024 and is incorporated by reference.

	(3)
Form of Investment Sub-Advisory Agreement for the Registrant’s Brown Advisory – WMC Strategic European Equity Fund between Brown Advisory LLC and Wellington Management Company LLP (formerly, Wellington Management Company, LLP) was previously filed with Post‑Effective Amendment No. 12 to the Registration Statement on Form N-1A on October 21, 2013 and is incorporated by reference.

	(4)
Form of Investment Sub-Advisory Agreement for the Registrant’s Brown Advisory Global Leaders Fund between Brown Advisory LLC and Brown Advisory Limited was previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on May 7, 2015 and is incorporated by reference.

	(5)
Form of Investment Sub-Advisory Agreement for the Registrant’s Brown Advisory – Beutel Goodman Large-Cap Value Fund between Brown Advisory LLC and Beutel, Goodman & Company Ltd. was previously filed with Post‑Effective Amendment No. 48 to the Registration Statement on Form N-1A on February 13, 2018 and is incorporated by reference.

	(6)
Form of Investment Sub-Advisory Agreement for the Registrant’s Brown Advisory Emerging Markets Select Fund between Brown Advisory LLC and Wellington Management Company LLP was previously filed with Post‑Effective Amendment No. 55 to the Registration Statement on Form N-1A on September 18, 2019 and is incorporated by reference.

	(7)
Form of Investment Sub-Advisory Agreement for the Registrant’s Brown Advisory Emerging Markets Select Fund between Brown Advisory LLC and Pzena Investment Management, LLC was previously filed with Post‑Effective Amendment No. 55 to the Registration Statement on Form N-1A on September 18, 2019 and is incorporated by reference.

	(8)
Form of Investment Sub-Advisory Agreement for the Registrant's Brown Advisory Sustainable International Leaders Fund between Brown Advisory LLC and Brown Advisory Limited was previously filed with Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A on February 28, 2022 and is incorporated by reference.

	(9)
Investment Sub-Advisory Agreement for the Registrant's Brown Advisory - WMC Japan Equity Fund between Brown Advisory LLC and Wellington Management Company LLP was previously filed with Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A on September 27, 2024 and is incorporated by reference.

(e)	(1)
Distribution Agreement between the Registrant and ALPS Distributors, Inc. was previously filed with Post‑Effective Amendment No. 55 to the Registration Statement on Form N-1A on September 18, 2019 and is incorporated by reference.

	(2)
Amended Appendix A to Distribution Agreement was previously filed with Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A on September 27, 2024 and is incorporated by reference.

	(3)
Amendment 1 to the Distribution Agreement between the Registrant and ALPS Distributors, Inc. was previously filed with Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A on June 15, 2021 and is incorporated by reference.

	(4)
Amendment 2 to the Distribution Agreement between the Registrant and ALPS Distributors, Inc. was previously filed with Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A on June 15, 2021 and is incorporated by reference.

	(5)
Amendment 3 to the Distribution Agreement between the Registrant and ALPS Distributors, Inc. was previously filed with Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A on June 15, 2021 and is incorporated by reference.

(f)		Bonus, profit sharing contracts – None

(g)	(1)
Third Amended and Restated Custody Agreement between the Registrant and U.S. Bank National Association was previously filed with Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A on October 29, 2025 and is incorporated by reference.

	(2)
Addendum to the Third Amended and Restated Custody Agreement between the Registrant and U.S. Bank National Association was previously filed with Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A on October 29, 2025 and is incorporated by reference.

(h)	(1)	Fund Servicing Agreement was previously filed with Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A on October 29, 2025 and is incorporated by reference.

(i)		Opinion and Consent of Counsel is filed herewith.

(j)	(1)	Consent of Independent Registered Public Accounting Firm from PricewaterhouseCoopers LLP is filed herewith.
	(2)	Consent of Independent Registered Public Accounting Firm from Tait, Weller & Baker LLP is filed herewith.
(k)		Financial statements omitted from prospectus – None

(l)		Initial Capital Agreement was previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on June 22, 2012 and is incorporated by reference.

(m)	(1)
Distribution and Shareholder Servicing Plan pursuant to Rule 12b‑1 was previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on June 22, 2012 and is incorporated by reference.

	(2)
Amended Schedule A to Distribution and Shareholder Servicing Plan was previously filed with Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A on September 27, 2024 and is incorporated by reference.

(n)	(1)	Rule 18f-3 Multiple Class Plan was previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on June 22, 2012 and is incorporated by reference.

	(2)
Amended Appendix A to Rule 18f-3 Multiple Class Plan was previously filed with Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A on September 27, 2024 and is incorporated by reference.

(o)		Reserved

(p)	(1)	Code of Ethics of Brown Advisory Funds was previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on June 22, 2012 and is incorporated by reference.

	(2)
Code of Ethics of Brown Advisory LLC and Brown Advisory Limited was previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on June 22, 2012 and is incorporated by reference.

(3)
Code of Ethics of Wellington Management Company LLP was previously filed with Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A on February 28, 2023 and is incorporated by reference.

(4)
Code of Ethics of Pzena Investment Management, LLC was previously filed with Post‑Effective Amendment No. 55 to the Registration Statement on Form N-1A on September 18, 2019 and is incorporated by reference.

(5)	Code of Ethics of ALPS Distributors, Inc. was previously filed with Post‑Effective Amendment No. 55 to the Registration Statement on Form N-1A on September 18, 2019 and is incorporated by reference.

(6)
Code of Ethics of Beutel, Goodman & Company Ltd. was previously filed with Post‑Effective Amendment No. 48 to the Registration Statement on Form N-1A on February 13, 2018 and is incorporated by reference.

(7)
Powers of Attorney (Michael D. Hankin, Thomas F. O'Neil III, Neal F. Triplett, Georgette D. Kiser, and Margaret W. Adams) were previously filed with Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A on October 27, 2023 and are incorporated by reference.

(8)	Power of Attorney (Darrell N. Braman) was previously filed with Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A on October 29, 2025 and is incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant

None.

Item 30. Indemnification

Reference is made to Article VII, Section III of the Registrant’s Declaration of Trust. The general effect of this provision is to indemnify the Trustees, officers, employees and other agents of the Trust who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

Brown Advisory LLC, a limited liability company organized under the laws of the State of Maryland, is an investment adviser registered as such with the U.S. Securities and Exchange Commission having its having its principal place of business at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231, and serves as investment adviser to the Registrant. Brown Advisory LLC is primarily engaged in providing investment management services. Additional information regarding Brown Advisory LLC, and information as to the officers and directors of the firm, including information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is included in its Uniform Application for Investment Adviser Registration on Form ADV, as filed with the U.S. Securities and Exchange Commission (File No. 801-38826), which is incorporated herein by reference.

Brown Advisory Limited, an entity organized under the laws of the United Kingdom, is an investment adviser registered as such with the U.S. Securities and Exchange Commission having its principal place of business at 18 Hanover Square, London, W1S 1JY, United Kingdom, and serves as sub-investment adviser to the Registrant’s Brown Advisory Global Leaders Fund and Brown Advisory Sustainable International Leaders Fund. Brown Advisory Limited is primarily engaged in providing investment management services. Additional information regarding Brown Advisory Limited, and information as to the officers and directors of the firm, including information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is included in its Uniform Application for Investment Adviser Registration on Form ADV, as filed with the U.S. Securities and Exchange Commission (File No. 801-80609), which is incorporated herein by reference.

Wellington Management Company LLP, a limited liability partnership organized under the laws of the State of Delaware, is an investment adviser registered as such with the U.S. Securities and Exchange Commission having its principal place of business at 280 Congress Street, Boston, Massachusetts 02210, and serves as sub-investment adviser to the Registrant’s Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory Emerging Markets Select Fund, and Brown Advisory – WMC Japan Equity Fund. Wellington Management Company LLP is primarily engaged in providing investment management services. Additional information regarding Wellington Management Company LLP, and information as to the officers and directors of the firm, including information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is included in its Uniform Application for Investment Adviser Registration on Form ADV, as filed with the U.S. Securities and Exchange Commission (File No. 801-15908), which is incorporated herein by reference.

Pzena Investment Management, LLC, a limited liability company organized under the laws of the State of Delaware, is an investment adviser registered as such with the U.S. Securities and Exchange Commission having its principal place of business at 320 Park Avenue, 8th Floor, New York, New York 10022, and serves as sub-investment adviser to the Registrant’s Brown Advisory Emerging Markets Select Fund. Pzena Investment Management, LLC is primarily engaged in providing investment management services. Additional information regarding Pzena Investment Management, LLC, and information as to the officers and directors of the firm, including information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is included in its Uniform Application for Investment Adviser Registration on Form ADV, as filed with the U.S. Securities and Exchange Commission (File No. 801-50838), which is incorporated herein by reference.

Beutel, Goodman & Company Ltd., a corporation organized under the laws of Canada, is an investment adviser registered as such with the U.S. Securities and Exchange Commission having its principal place of business at 20 Eglinton Avenue West, Suite 2000, Toronto, Ontario, Canada M4R 1K8, and serves as sub-investment adviser to the Registrant’s Brown Advisory – Beutel Goodman Large-Cap Value Fund. Beutel, Goodman & Company Ltd. is primarily engaged in providing investment management services. Additional information regarding Beutel, Goodman & Company Ltd., and information as to the officers and directors of the firm, including information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is included in its Uniform Application for Investment Adviser Registration on Form ADV, as filed with the U.S. Securities and Exchange Commission (File No. 801-64420), which is incorporated herein by reference.

Item 32. Principal Underwriter

(a)Affiliates of the Distributor include, but are not limited to the following entities:

ALPS Advisers, Inc., ALPS Fund Services, Inc., ALPS Holdings, Inc., ALPS Portfolio Solutions Distributor, Inc., SS&C Technologies Holdings, Inc., and DST Systems, Inc.

ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

290 Funds
1WS Credit Income Fund
Aberdeen Income Credit Strategies Fund
abrdn ETFs
abrdn Funds
abrdn Global Dynamic Dividend Fund
abrdn Global Premier Properties Fund
abrdn Income Credit Strategies Fund
Accordant ODCE Index Fund
Alpha Alternative Assets Fund
ALPS Series Trust
Alternative Credit Income Fund
Apollo Diversified Credit Fund
Apollo Diversified Real Estate Fund
AQR Funds
Arrowmark Financial Corp.
Axonic Alternative Income Fund
Axonic Funds
BBH Trust
Bluerock High Income Institutional Credit Fund
Bridge Builder Trust
Cambria ETF Trust
CION Ares Diversified Credit Fund
CION Grosvenor Infrastructure Fund
CoinShares ETF Trust (formerly Valkyrie ETF Trust II)
Columbia ETF Trust
Columbia ETF Trust I
Columbia ETF Trust II
Columbia Seligman Premium Technology Growth Fund, Inc.
CRM Mutual Fund Trust
DBX ETF Trust
Diameter Dynamic Credit Fund
Eagle Point Defensive Income Trust
Eagle Point Enhanced Income Trust
EA Series Trust (Cambria Series)
ETF Series Solutions (Vident Series)

Financial Investors Trust
Firsthand Funds
FS Credit Income Fund
FS Credit Opportunities Corp.
FS MVP Private Markets Fund
Gemcorp Commodities Alternative Products Fund
Goehring & Rozencwajg Investment Funds
Goldman Sachs ETF Trust
Goldman Sachs ETF Trust II
Graniteshares ETF Trust
Hartford Funds Exchange-Traded Trust
Heartland Group, Inc.
iM Global Partner Funds (formerly Litman Gregory Funds Trust)
Investment Managers Series Trust II (AXS-Advised Funds)
Investment Managers Series Trust II (Alternative Access-Advised Fund)
Janus Detroit Street Trust
Lattice Strategies Trust
Longleaf Partners Funds Trust
Manager Directed Portfolios (Spyglass Growth Fund)
Meridian Fund, Inc.
Natixis ETF Trust
Natixis ETF Trust II
NYLIM Active ETF Trust
NYLIM ETF Trust
Opportunistic Credit Interval Fund
Principal Exchange-Traded Funds
RiverNorth Funds
RiverNorth Opportunities Fund, Inc.
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.
RiverNorth Opportunistic Municipal Income Fund, Inc.
RiverNorth Managed Duration Municipal Income Fund, Inc.
RiverNorth Flexible Municipal Income Fund, Inc.
RiverNorth Capital and Income Fund, Inc.
RiverNorth Flexible Municipal Income Fund II, Inc.
RiverNorth Managed Duration Municipal Income Fund II, Inc.
State Street® SPDR® Dow Jones® Industrial Average℠ ETF Trust
State Street® SPDR® S&P 500® ETF Trust
State Street® SPDR® S&P MIDCAP 400® ETF Trust
Sprott Funds Trust
The Arbitrage Funds
Themes ETF Trust
Tidal Trust II (Cambria Series)
Thornburg ETF Trust
Thornburg Investment Trust (Thornburg American Opportunities Fund ETF Class Shares and Thornburg Focus Growth Fund ETF Class Shares)
Thrivent ETF Trust
Trust for Professional Managers (PT Asset Management Series)
USCF ETF Trust
Wasatch Funds Trust
Wilmington Funds
X-Square Balanced Fund
X-Square Series Trust

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
James Stegall	Vice President	None
Hilary Quinn	Vice President	None
* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
** The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.
*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.
^ The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.
^^ The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

(c)Not applicable.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Brown Advisory LLC, 901 South Bond Street, Suite 400, Baltimore, Maryland 21231 (records relating to its function as investment adviser of the Brown Advisory Funds)

Brown Advisory Limited, 18 Hanover Square, London, W1S 1JY, United Kingdom (records relating to its function as investment sub-adviser of the Brown Advisory Global Leaders Fund and the Brown Advisory Sustainable International Leaders Fund)

Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210 (records relating to its function as investment sub-adviser of the Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory Emerging Markets Select Fund, and Brown Advisory – WMC Japan Equity Fund)

Pzena Investment Management, LLC, 320 Park Avenue, 8th Floor, New York, New York 10022 (records relating to its function as investment sub-adviser of the Brown Advisory Emerging Markets Select Fund)

Beutel, Goodman & Company Ltd. 20 Eglinton Avenue West, Suite 2000, Toronto, Ontario, Canada M4R 1K8 (records relating to its function as investment sub-adviser of the Brown Advisory – Beutel Goodman Large-Cap Value Fund)

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as administrator, transfer agent and dividend disbursing agent)

U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (records relating to its function as custodian)

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records relating to its function as distributor)

Item 34. Management Services

Not applicable.

Item 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and the State of Maryland on October 29, 2026.

Brown Advisory Funds

By: /s/ Paul J. Chew
Paul J. Chew
President
Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul J. Chew	President	October 29, 2026
Paul J. Chew

/s/ Jason T. Meix	Treasurer	October 29, 2026
Jason T. Meix

Margaret W. Adams*	Trustee	October 29, 2026
Margaret W. Adams

Darrell N. Braman*	Trustee	October 29, 2026
Darrell N. Braman

Michael D. Hankin*	Trustee	October 29, 2026
Michael D. Hankin

Georgette D. Kiser*	Trustee	October 29, 2026
Georgette D. Kiser

Thomas F. O’Neil III*	Trustee and Board Chair	October 29, 2026
Thomas F. O’Neil III

Neal F. Triplett*	Trustee	October 29, 2026
Neal F. Triplett

* By: /s/ Stephen T. Cohen
Stephen T. Cohen
As Attorney-in-Fact pursuant to Powers of Attorney previously filed and incorporated herein by reference.

Exhibit		Name of Exhibits
(i)		Opinion and Consent of Counsel
(j)	(1)	Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP
	(2)	Consent of Independent Registered Public Accounting Firm - Tait, Weller & Baker LLP